As filed with the Securities and Exchange Commission on September 20, 2013

Securities Act File No. 333-188956

Securities Act File No. 333-188960

Securities Act File No. 333-188961

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933 ☑
(Check appropriate box or boxes)
Pre-Effective Amendment No. 4
Post-Effective Amendment No.

CAPITALA FINANCE CORP.

(Exact name of Registrant as specified in charter)

Form N-5

REGISTRATION STATEMENT OF SMALL BUSINESS INVESTMENT COMPANY

UNDER

THE SECURITIES ACT OF 1933 ☑

(Check appropriate box or boxes)

Pre-Effective Amendment No. 4

Post-Effective Amendment No.

CAPITALSOUTH PARTNERS FUND II LIMITED PARTNERSHIP

CAPITALSOUTH PARTNERS SBIC FUND III, L.P.

(Exact name of Registrants as specified in charters)

4201 Congress St., Suite 360

Charlotte, NC 28209

(Address of Principal Executive Offices)

Registrants’ telephone number, including Area Code: (704) 376-5502

Joseph B. Alala, III

Chief Executive Officer and President

Capitala Finance Corp.

4201 Congress St., Suite 360

Charlotte, NC 28209

(Name and address of agent for service)

COPIES TO:

Steven B. Boehm John J. Mahon Sutherland Asbill & Brennan LLP 700 Sixth Street NW, Suite 700 Washington, DC 20001 (202) 383-0100 Fax: (202) 637-3593	James R. Tanenbaum Anna T. Pinedo Morrison & Foerster LLP 1290 Avenue of the Americas New York, NY 10104 (212) 468-8000 Fax: (212) 468-7900

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box.    ☐

It is proposed that this filing will become effective (check appropriate box):

☐	when declared effective pursuant to section 8(c).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee
Common Stock, $0.01 par value per share	$92,000,000	$12,548.80(3)
Partnership Interests of CapitalSouth Partners Fund II Limited Partnership(2)
Partnership Interests of CapitalSouth Partners SBIC Fund III, L.P.(2)

(1)	Estimated pursuant to Rule 457(o) under the Securities Act of 1933 solely for the purpose of determining the registration fee.
(2)	Pursuant to Rule 140 under the Securities Act of 1933, Capitala Finance Corp. may be deemed to be an issuer of the partnership interests for consideration equal to the proposed maximum aggregate offering price of its common stock sold in this offering. No additional offering price will result from any such deemed issuance; accordingly, no additional registration fee is owed on account of any such deemed offering.
(3)	A filing fee of $10,912 was previously paid with the registration of $80,000,000 of the Company’s common stock in connection with the filing of this registration statement on May 30, 2013.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED SEPTEMBER 20, 2013

PRELIMINARY PROSPECTUS

4,000,000 Shares

Capitala Finance Corp.

Common Stock

We are a newly formed, externally managed non-diversified closed-end management investment company that intends to elect to be treated as a business development company (“BDC”) under the Investment Company Act of 1940 (“1940 Act”) prior to the consummation of this offering. Our investment objective is to generate both current income and capital appreciation through debt and equity investments. Both directly and through our subsidiaries that are licensed under the Small Business Investment Company Act (“SBIC”), we will offer customized financing to business owners, management teams and financial sponsors for change of ownership transactions, recapitalizations, strategic acquisitions, business expansion and other growth initiatives. We will be managed by Capitala Investment Advisors, LLC, and Capitala Advisors Corp. will provide the administrative services necessary for us to operate. Since 2000, the management team of Capitala Investment Advisors, LLC has invested more than $440 million in smaller and lower middle-market companies.

Immediately prior to our election to be treated as a BDC under the 1940 Act and pricing of this offering, we will acquire an investment portfolio with a collective fair value of approximately $315.6 million as of June 30, 2013 (estimated to be approximately $326.3 million as of the anticipated date of the formation transactions described in this prospectus due to recent portfolio developments), as determined by our Board of Directors, in exchange for an aggregate of approximately 9.0 million shares of our common stock and the assumption of an aggregate of $202.2 million of debentures guaranteed by the U.S. Small Business Administration (“SBA”). After these transactions, we will have two SBIC-licensed subsidiaries. These two SBIC-licensed subsidiaries also intend to elect to be treated as BDCs under the 1940 Act. See “Formation Transactions.”

This is our initial public offering and our shares have no history of public trading. We currently expect that the initial offering price per share of our common stock will be $20.00 per share. Our common stock has been approved for listing on the NASDAQ Global Select Market under the symbol “CPTA.” We are an “emerging growth company” within the meaning of the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”).

This prospectus contains important information about us that a prospective investor should know before investing in our common stock. Please read this prospectus before investing and keep it for future reference. Upon the completion of this offering, we will file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission (“SEC”). This information will be available free of charge by contacting us by mail at 4201 Congress St., Suite 360, Charlotte, NC 28209, by telephone at (704) 376-5502 or on our website at http://www.capitalagroup.com. The SEC also maintains a website at http://www.sec.gov that contains such information. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.

An investment in our common stock is subject to risks and involves a heightened risk of total loss of investment. Shares of closed-end investment companies, including business development companies, frequently trade at a discount to their net asset value. If our shares trade at a discount to our net asset value, it may increase the risk of loss for purchasers in this offering. In addition, the companies in which we invest are subject to their own risks. See “Risk Factors ” beginning on page 20 to read about factors you should consider, including the risk of leverage, before investing in our common stock.

Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Share	Total(1)
Public Offering Price	$	$
Sales Load (Underwriting Discounts and Commissions) (2)	$	$
Proceeds to Capitala Finance Corp. (before expenses) (3)	$	$

(1)

We have granted the underwriters a 30-day option, which we refer to as the overallotment option, to purchase up to an additional 600,000 shares of our common stock at the public offering price, less underwriting discounts and commissions (sales load). If the overallotment option is exercised in full, the total public offering price will be $             and the total underwriting discounts and commissions (sales load) will be $            . See “Underwriting.”

(2)

Our stockholders immediately prior to pricing of this offering will bear these underwriting discounts and commissions (the sales load) through a reduction in the number of shares, and correspondingly, the value they will receive for their respective interests in the two SBIC subsidiaries we will acquire prior to pricing of this offering.

(3)

We estimate that we will incur approximately $1,750,000 in offering expenses in connection with this offering. Our stockholders immediately prior to pricing of this offering will bear these offering expenses through a reduction in the number of shares, and correspondingly, the value they will receive for their respective interests in the two SBIC subsidiaries we will acquire prior to pricing of this offering.

The underwriters expect to deliver the shares on or about             , 2013.

Joint Book-Running Managers

Deutsche Bank Securities	UBS Investment Bank	Barclays

Co-Lead Managers

BB&T Capital Markets

Oppenheimer & Co.

Janney Montgomery Scott

Stephens Inc.

Wunderlich Securities

The date of this prospectus is             , 2013.

You should rely only on the information contained in this prospectus. We have not, and the underwriters have not, authorized any other person to provide you with different information or to make representations as to matters not stated in this prospectus. If anyone provides you with different or inconsistent information, you should not rely on it. We are offering to sell, and seeking offers to buy, securities only in jurisdictions where offers and sales are permitted. You should not assume that the information contained in this prospectus is accurate as of any date other than the date on the front of this prospectus.

Until                 , 2013 (25 days after the date of this prospectus), federal securities laws may require all dealers that effect transactions in our common stock, whether or not participating in this offering, to deliver a prospectus. This is in addition to the dealers’ obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

SUMMARY

This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider. You should read carefully the more detailed information set forth under “Risk Factors” and the other information included in this prospectus and the documents to which we have referred.

Immediately prior to the pricing of this offering, we will acquire, through a series of transactions (the “Formation Transactions”), an investment portfolio (the “Legacy Portfolio”) from the following entities:

•	CapitalSouth Partners Fund I Limited Partnership (“Fund I”);

•	CapitalSouth Partners Florida Sidecar Fund I, L.P. (“Florida Sidecar Fund”);

•	CapitalSouth Partners Fund II Limited Partnership (“Fund II”);

•	CapitalSouth Partners SBIC Fund III, L.P. (“Fund III”); and

•	CapitalSouth Partners Fund III, L.P. (“Fund III Parent Fund”).

After the Formation Transactions, the Legacy Portfolio will consist of: (1) approximately $326.3 million in investments; (2) an aggregate of approximately $67.1 million in cash, interest receivable and other assets; and (3) liabilities of approximately $202.2 million of SBA-guaranteed debt payable. We will issue an aggregate of approximately 9.0 million shares to acquire the Legacy Portfolio. Fund II, Fund III, and Florida Sidecar Fund and their respective general partners will become our wholly owned subsidiaries. Fund II and Fund III intend to elect to be treated as BDCs under the 1940 Act. See “Capitalization” and “Formation Transactions.”

Except where the context suggests otherwise:

•	“we,” “us,” “our” and “Capitala Finance” refer to Capitala Finance Corp.,

•	“Capitala Investment Advisors” or “investment adviser” refer to Capitala Investment Advisors, LLC,

•	the “administrator” refers to Capitala Advisors Corp.,

•	the “Legacy Funds” refers collectively to Fund II, Fund III and their respective general partners; and

•	the “Legacy Investors” refers to the investors that will receive shares of our common stock through the Formation Transactions.

In this prospectus, we use the term “smaller and lower middle-market” to refer to companies generating between $10 million and $200 million in annual revenue and having at least $5 million in annual earnings before interest, taxes, depreciation and amortization (“EBITDA”).

Unless otherwise noted, the information contained in this prospectus assumes that the underwriters’ overallotment option is not exercised.

Capitala Finance Corp.

We are a newly formed, externally managed non-diversified closed-end management investment company that intends to elect to be treated as a BDC under the 1940 Act prior to the consummation of this offering. We will be managed by Capitala Investment Advisors, and Capitala Advisors Corp. will provide the administrative services necessary for us to operate. We were formed to continue and expand the business of the Legacy Funds by making additional investments to the extent permitted by the SBA, as well as to make investments in portfolio companies directly at the Capitala Finance level. We do not expect that the investments we make through the Legacy Funds will be materially different from the investments we make at the Capitala Finance level.

We intend to invest primarily in traditional mezzanine, senior subordinated and unitranche debt, as well as senior and second-lien loans and, to a lesser extent, equity securities issued by smaller and lower middle-market companies. We expect to target companies in a diverse range of industries with a focus on the business services, manufacturing, consumer and retail, energy and healthcare industries, in which we believe we have particular expertise. These companies typically will have sufficient cash flow to cover debt service and, to a lesser extent, tangible and intangible assets available as collateral and security against our loan. We believe this will provide us with an attractive risk-adjusted return profile, while protecting principal and increasing the likelihood of repayment.

Our Investment Strategy

Our investment objective is to generate both current income and capital appreciation through debt and equity investments. We expect the companies in which we invest will generally have between $5 million and $30 million in trailing twelve month EBITDA. We believe our focus on mezzanine and senior subordinated loans will enable us to receive higher interest rates and more substantial equity participation. We may also invest in first-lien, senior secured positions in “stretch” senior secured loans, also referred to as “unitranche” loans, which combine characteristics of traditional first-lien senior secured loans and subordinated loans, providing us with greater influence and security in the primary collateral of a borrower and potentially mitigating loss of principal should a borrower default. In addition to debt securities, we may acquire equity or detachable equity-related interests (including warrants) from a borrower. Typically, the debt in which we will invest is not initially rated by any rating agency; however, we believe that if such investments were rated, they would be rated below investment grade. Below investment grade securities, which are often referred to as “high yield” or “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. We intend to target investments that mature in four to six years from our investment.

We typically will not limit our loan commitments to a percentage of a traditional borrowing base, although we will attempt to protect against risk of loss on our debt investments by structuring, underwriting and pricing loans based on anticipated cash flows of our borrowers. Fund II and Fund III have underwritten investments in more than 75 smaller and lower middle-market companies totaling more than $440 million of invested capital since 2000, and we believe that a continuation of this strategy will allow us to make structured investments with more attractive pricing and greater opportunities for meaningful equity participation than traditional asset-based, senior secured loans. Further, we expect to benefit from our investment adviser’s long-standing relationships with many private equity fund sponsors, whose participation in portfolio companies, we believe, makes repayment from refinancing, asset sales and/or sales of the borrowers themselves more likely than a strategy whereby we consider investments only in founder-owned or non-sponsored borrowers.

Capitala Investment Advisors

We will be managed by Capitala Investment Advisors, whose investment team members have significant and diverse experience financing, advising, operating and investing in smaller and lower middle-market companies. Moreover, our investment adviser’s investment team has refined its investment strategy by sourcing, reviewing, acquiring and monitoring more than 75 portfolio companies totaling more than $440 million of invested capital since 2000. Capitala Investment Advisors’ investment team also manages CapitalSouth Partners SBIC Fund IV, L.P. (“Fund IV”), a private investment limited partnership providing financing solutions to companies that generate between $5 million and $50 million in annual revenues and have between $1 million and $5 million in annual EBITDA. Fund IV had its first closing in March 2013 and obtained SBA approval for its SBIC license in April 2013. In addition to Fund IV, affiliates of Capitala Investment Advisors manage several affiliated funds whereby institutional limited partners in the Legacy Funds have co-invested with the Legacy Funds in portfolio investments. We will not co-invest in transactions with other entities affiliated with Capitala Investment Advisors unless we obtain an exemptive order from the SEC or do so in accordance with existing regulatory guidance. We do not expect to make co-investments, or otherwise compete for investment opportunities, with Fund IV because its focus and investment strategy differ from our own.

Our investment adviser is led by Joseph B. Alala, III, our chief executive officer, president, chairman of our Board of Directors and the managing partner and chief investment officer of our investment adviser, Hunt Broyhill, a partner of our investment adviser, Stephen A. Arnall, our chief financial officer, and John F. McGlinn, our chief operating officer, secretary and treasurer, and a director of our investment adviser. Messrs. Alala, Broyhill and McGlinn serve as our investment adviser’s investment committee. They are assisted by Christopher B. Norton and Michael S. Marr, who both serve as directors of our investment adviser, as well as ten other investment professionals. See “Portfolio Management.”

Our investment adviser’s investment committee, as well as certain key investment team members that are involved in screening and underwriting portfolio transactions, have worked together for more than ten years. These investment professionals have an average of over 20 years of experience in various finance-related fields, including operations, corporate finance, investment banking, business law and merchant banking, and have collectively developed a broad network of contacts that can offer us investment opportunities. Much of our investment adviser’s investment team has worked together screening opportunities, underwriting new investments and managing a portfolio of investments in smaller and lower middle-market companies through two recessions, a credit crunch, the dot-com boom and bust and a historic, leverage-fueled asset valuation bubble.

Formation of our Company

Immediately prior to pricing of this offering, through a series of transactions, we will acquire all the equity interests in the Legacy Funds, Florida Sidecar Fund and its general partner, as well as certain assets from Fund I and Fund III Parent Fund, which collectively will constitute the Legacy Portfolio. The Legacy Funds are managed by affiliates of our investment adviser. The investments included in the Legacy Portfolio have a collective fair value of approximately $315.6 million as of June 30, 2013, as determined by our Board of Directors based on management’s internal analysis and positive assurance from a third-party independent valuation firm. After the Formation Transactions, the Legacy Portfolio will consist of: (1) approximately $326.3 million in investments; (2) an aggregate of approximately $67.1 million in cash, interest receivable and other assets; and (3) liabilities of approximately $202.2 million of SBA-guaranteed debt payable. In connection with our acquisition of the Legacy Portfolio, we will issue an aggregate of approximately 9.0 million shares of our common stock to the Legacy Investors. Subject to final SBA approval, after completion of the Formation Transactions, we will have two SBIC-licensed subsidiaries that intend to elect to be treated as BDCs under the 1940 Act. See “Formation Transactions.”

Set forth below is a diagram of our organizational structure following the Formation Transactions:

1.	Capitala Finance also owns 100% of the general partners of each of Florida Sidecar Fund, Fund II and Fund III. These general partners do not hold any portfolio investments.
2.	Includes the investments acquired from Fund I and Fund III Parent through the Formation Transactions.

Legacy Portfolio

As of June 30, 2013, the investments in the Legacy Portfolio were comprised of approximately $193.6 million in debt investments and $122.0 million in equity investments and warrants across 40 portfolio companies. The debt investments included in the Legacy Portfolio had a weighted average annualized yield of approximately 13.8% as of June 30, 2013, which includes a cash component of approximately 12.3% and a payment-in-kind (“PIK”) interest component of approximately 1.5%. PIK interest represents contractually deferred interest added to the loan balance that is generally due at the end of the loan term and recorded as interest income on an accrual basis to the extent such amounts are expected to be collected.

As of June 30, 2013, the debt investments in the Legacy Portfolio had a weighted average time to maturity of 2.6 years and a yield to maturity of 16.3%. The Legacy Portfolio’s debt investments also had a weighted average debt to EBITDA multiple of approximately 3.9x and interest coverage ratio of 4.5x. In addition, our debt investments have structural protections, including default penalties, information rights, affirmative, negative and financial covenants, such as lien protection and prohibitions against change of control and, as needed, intercreditor agreements to protect second lien positions.

The following charts summarize the Legacy Portfolio’s mix of investments by security type, industry and region based on fair value as of June 30, 2013.

Mix of Investments by Security Type

Mix of Investments by Industry

Mix of Investments by Region

Southwest:       NM, AZ, TX, CA, NV, UT, CO

Southeast:        AL, AR, FL, GA, KY, LA, MS,

                       NC, SC, TN, VA, WV

Mid-Atlantic:    DE, DC, MD, NJ, PA, NY

Northeast:        CT, ME, MA, NH, RI, VT

Midwest:          IL, IN, IA, KS, MI, MN, MO, NE,          ND, OH, OK, SD, WI

West:              AK, HI, ID, MT, OR, WA, WY

Recent Portfolio Developments

During July 2013, the Legacy Funds:

•	invested approximately $0.7 million in the existing senior secured term debt of Immersive Media Tactical Solutions, LLC to finance working capital growth;

•

received, along with Fund I, a cash payment of approximately $7.2 million in exchange for all outstanding common equity and warrants of Highwinds Capital, Inc.; the Legacy Funds and Fund I realized a gain of approximately $7.2 million on this transaction;

•

received a cash payment of approximately $12.0 million from Take 5 Oil Change, L.L.C., in full satisfaction of all obligations under the loan agreement; the senior secured debt investment was exited at par and no realized gain or loss was recorded on this transaction; and

•	participated in a dividend recapitalization of Print Direction, Inc., through which the Legacy Funds and Fund I:

•	invested approximately $4.6 million in new subordinated debt notes with a 14% cash interest rate, detachable penny warrants for 3.0% of the fully diluted common stock and five year maturity; and

•

received a cash payment of approximately $0.6 million in full satisfaction of subordinated notes with a 7.75% cash interest rate; this subordinated debt investment was exited at par and no realized gain or loss was recorded on this portion of the transaction.

On July 30, 2013, Fund I and Fund II distributed an aggregate of $1.7 million and $5.6 million, respectively, to its investors.

During August 2013, the Legacy Funds:

•

invested approximately $10.0 million in subordinated debt and preferred equity of MTI Holdings, LLC, a provider of loss prevention services and retail merchandising solutions for the consumer electronics industry;

•	invested approximately $0.8 million in the subordinated debt of STX Healthcare Management Services, Inc. to finance an add-on acquisition;

•	invested approximately $14.1 million in subordinated debt and preferred equity of TC Safety, Inc., a consulting and safety service provider to the oil and gas industry; and

•	invested approximately $0.2 million in the existing senior secured debt of Source Capital Abutec, LLC to finance working capital growth.

As a result of the changes noted above, our portfolio will consist of $326.3 million in assets, comprised of $30.9 million of senior secured debt, $45.2 million of senior term debt, $131.3 million of subordinated debt, $108.4 million of equity investments and $10.5 million of warrants.

Market Opportunity

We believe that the current credit environment provides significant opportunities to achieve attractive risk-adjusted returns on the types of cash flow-based loans to smaller and lower middle-market companies that we intend to make. In particular, we believe that due to factors affecting lending institutions (including but not limited to consolidation, capital constraints and regulatory changes) and the failure of non-bank financing vehicles during and immediately following the 2008-2009 recession, demand for financing from smaller and lower middle-market companies exceeds, and will continue to exceed, the investment capacity of lenders that have traditionally served this market. We will review investment opportunities throughout the United States. Based on our location and our investment adviser’s 15-year track record, we will target our business development efforts in the Southeast, Southwest and Mid-Atlantic capital markets, which are in some of the fastest growing regional economies in the country. According to the U.S. Bureau of Economic Analysis, from 2002 to 2012, the Southeast, Southwest and Mid-Atlantic regions collectively had real gross domestic product (“GDP”) growth and population growth of 18.0% and 10.8%, respectively, compared to U.S. real GDP growth and U.S. population growth of 16.2% and 8.9%, respectively.

We believe that the following characteristics of the current credit markets combined with certain long-term trends associated with lending to smaller and lower middle-market companies provide a strong market environment.

•

Strong Demand For Capital Coupled with Fewer Providers. We believe there has been a combination of growing demand for capital and an underserved market for capital addressing smaller and lower middle-market borrowers. We believe there is robust demand for both continued growth capital and refinancing capital as debt facilities become due at a time when there is a significant lack of willing and qualified capital providers. We believe these market conditions have been further exacerbated in the current environment due to:

•

Recent domestic and international regulatory changes and continued ownership of legacy assets have resulted in the contraction of banks’ lending capacities and a related de-emphasis on product offerings to smaller and lower middle-market companies;

•

the elimination of many specialized lenders from the market due to lack of capital as a result of various factors including the shrinking of the securitization market or their own poor performance; and

•	the need for certain remaining capital providers to reduce lending activities due to reduced access to capital and the overall deleveraging of the financial market.

•

More Conservative Deal Structures and Attractive Return Profiles. As a result of traditional lenders having been hurt by loans underwritten prior to the 2008-2009 economic recession at high debt multiples or with “covenant light” terms, and a restoration of more prudent underwriting standards, prevailing debt multiples in certain segments of the middle-market have contracted. We believe lenders are mandating, and private equity sponsors are building, capital structures that utilize less leverage, more equity and tighter loan covenants than those that had become customary during the credit bubble prior to the recession. We believe that lower purchase prices for assets and lower debt multiples, combined with greater equity cushions supporting loans, will allow for increased cash flow available to service debt, creating faster loan repayments despite overall higher debt costs to borrowers. We believe these features provide considerable protection against borrower underperformance and default as well as faster de-risking of loan positions as borrowers’ credit statistics improve over the life of these loan facilities.

Further, the withdrawal of many traditional senior lenders from the market, combined with reduced leverage levels and a restoration of prudent loan conditions and covenant levels, allows for specialty finance companies making unitranche and cash flow-based senior or subordinated loans to charge premium risk-adjusted pricing, while subordinated only to a modest amount of senior asset-based debt (if not maintaining first lien senior secured positions over the loan collateral provided by the borrowers).

•

Underserved Capital Markets. We believe that the Southeast, Southwest and Mid-Atlantic capital markets are less-served than other larger, more mature capital markets (i.e., the Northeast, Midwest and West Coast). Likewise, we believe that the impact of credit contraction as a result of lender consolidation, departure or refocusing will continue to disproportionately impact the smaller and lower middle-market companies that the Legacy Funds have supported since 2000.

Our Competitive Advantages

We believe that we are well positioned to take advantage of investment opportunities in smaller and lower middle-market companies due to the following competitive advantages:

•

Focus on Seasoned, Smaller and Lower Middle-Market Companies in Underserved Capital Markets. Most of our capital will be invested in companies that need growth capital, acquisition financing or funding to recapitalize or refinance existing debt facilities. We will generally seek to avoid investing in high-risk, early-stage enterprises that are only beginning to develop their market share or build their management and operational infrastructure. We believe our target portfolio companies will generally be considered too small for, or remote from, large, competitive capital markets, or in underserved industries or sectors. Further, we anticipate that some investments will require our industry-specific knowledge and expertise. As a result, we believe we can negotiate loan terms that typically will possess better risk-adjusted return profiles than loan terms to larger, more mainstream companies. While we will consider investment opportunities from anywhere in the United States and we recognize the importance of geographic diversification, we will continue to focus on smaller, underserved capital markets. We are headquartered in Charlotte, North Carolina, and have offices in Raleigh, North Carolina; Louisville, Kentucky; Fort Lauderdale, Florida and Atlanta, Georgia. We have an historical track record with numerous investment firms and deal sources across the Southeast, Southwest and Mid-Atlantic regions. We believe we are well positioned to continue to source high quality investment opportunities throughout these regions.

•

Flexible, Customized Financing Solutions to Provide Attractive Risk-Adjusted Returns. Based on our prior experience, we can offer our portfolio companies (and their financial sponsors) a variety of attractive bespoke financing structures to meet their capital needs. We expect to continue to focus on mezzanine and senior subordinated debt investments and senior, cash flow-based “unitranche” debt investments, coupled with equity interests, either in the form of detachable “penny” warrants or equity co-investments made pari passu with financial sponsors. As of June 30, 2013, the weighted average annualized yield of the Legacy Portfolio’s debt investments was approximately 13.8%, which includes a cash component of approximately 12.3% and a PIK interest component of approximately 1.5%, and a yield to maturity of 16.3%. Additional information regarding the Legacy Portfolio is set forth under “Portfolio Companies” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” as well as in the schedule of investments and the related notes thereto included in this prospectus.

•

Disciplined Underwriting Policies and Rigorous Portfolio Management. We pursue rigorous due diligence of all prospective investments regardless of whether a potential investment was sourced directly by our investment adviser or we are invited to invest as part of a lending syndicate. Our investment adviser’s investment team has developed an extensive underwriting due diligence process, which includes a review of the operational, financial, legal and industry performance and outlook for the prospective investment, including quantitative and qualitative stress tests, review of industry data and analyst coverage and consultation with outside experts regarding the creditworthiness of the borrower and the potential equity upside. These processes continue during the portfolio monitoring process, when our investment adviser will conduct field examinations, review all compliance certificates and covenants and regularly assess the financial and business conditions and prospects of portfolio companies.

•

Lower-Cost SBA-Guaranteed Debentures. As licensed SBICs, Fund II and Fund III have issued fixed low-interest rate, long-term debentures that are guaranteed by the SBA, securitized, and ultimately sold in the capital markets. Subject to final SBA approval, in connection with the Formation Transactions, we will indirectly assume all outstanding debentures (which currently have a weighted average annual interest rate of 3.57%) immediately prior to pricing of this offering. We believe these lower-cost existing debentures and any additional SBA-guaranteed debentures we may be permitted to issue in the future will allow us to increase our net interest income beyond the level that would otherwise be attainable without such leverage or by utilizing traditional higher-cost leverage obtained from conventional financial institutions.

•

Established Direct Origination Platform with Extensive Deal Sourcing Infrastructure. Our investment adviser’s investment team has reviewed, on average, over 800 investment opportunities per year since 2008. We anticipate that our principal source of investment opportunities will continue to be sell-side intermediaries and private equity sponsors investing in the same types of smaller and lower middle-market companies in which we seek to invest. We believe our investment adviser’s track record, extensive experience in multiple industries and investments with multiple private equity sponsors have strengthened our relationships with private equity sponsors and will lead to new ones. Our investment adviser’s investment team will seek to leverage its extensive network of additional referral sources, including law firms, accounting firms, financial, operational and strategic consultants and financial institutions, with whom we have completed investments made by the Legacy Funds. All these relationships should continue to enable us to review a significant amount of high quality, direct (or non-brokered) deal flow, lead to a stable, continuing source of high quality investment opportunities, and provide significant benefits to our investments, such as more thorough due diligence, an additional primary layer of investment monitoring and management and a backup source of additional equity funding.

•

Experienced Management Team with Proven Track Record. We believe that our investment adviser’s investment team is one of the leading capital providers to smaller and lower middle-market companies in the Southeast, Southwest and Mid-Atlantic regions. Since their respective formations in 1998, 2002 and 2007 through June 30, 2013, Fund I, Fund II and Fund III have invested in excess of $46.9 million, $146.4 million and $249.7 million in 79, 110 and 71 transactions, respectively. As of June 30, 2013, approximately $9.1 million, $9.6 million and $15.7 million of distributions and/or invested capital, as the case may be, has been paid to investors, and approximately $4.2 million, $26.2 million and $75 million of funded capital remains outstanding in Fund I, Fund II and Fund III, respectively. Fund I, Fund II and Fund III are generally invested in the same types of portfolio investments that we intend to target. Our investment adviser’s investment committee, as well as certain key investment team members that are involved in screening and underwriting portfolio transactions, have worked together for more than ten years, and have an average of over 20 years of experience in finance-related fields. These five investment professionals have worked together screening opportunities, underwriting new investments in, and managing a portfolio of, investments in smaller and lower middle-market companies through two recessions, a credit crunch, the dot-com boom and bust and a historic, leverage-fueled asset valuation bubble. Moreover, the investment team has refined its investment strategy through the sourcing, reviewing, executing and monitoring of more than 75 portfolio companies totaling more than $440 million of invested capital. Each member brings a complementary component to a team well-rounded in finance, accounting, operations, strategy, business law and executive management.

Summary Risk Factors

The value of our assets, as well as the market price of our shares, will fluctuate. Our investments may be risky, and you may lose all or part of your investment in us. Investing in Capitala Finance involves other risks, including the following:

•	We have no operating history as a BDC.

•	We will depend upon Capitala Investment Advisors’ key personnel for our future success.

•	We operate in a highly competitive market for investment opportunities.

•

We are a non-diversified investment company within the meaning of the 1940 Act. As a result, our portfolio may lack company diversification, which may subject us to a risk of significant loss if one or more of these companies defaults on its obligations under any of its debt instruments.

•

Our portfolio may be concentrated in a limited number of industries, which may subject us to a risk of significant loss if there is a downturn in a particular industry in which a number of our investments are concentrated.

•

Investing in smaller and lower middle-market companies involves a high degree of risk, and our financial results may be affected adversely if one or more of our significant portfolio investments defaults on its loans or fails to perform as we expect.

•	The lack of liquidity in our investments may adversely affect our business.

•	An extended disruption in the capital markets and the credit markets could impair our ability to raise capital and negatively affect our business.

•	As a BDC, the necessity of raising additional capital may expose us to risks, including the typical risks associated with leverage.

•

We may borrow additional money, which would magnify the potential for gain or loss on amounts invested and may increase the risk of investing in us, and the calculation of our base management fee based upon our gross assets may have the effect of encouraging our investment adviser to utilize leverage when it may not be advisable to do so.

•	To the extent we borrow money to finance our investments, changes in interest rates will affect our cost of capital and net investment income.

•	There will be uncertainty as to the value of our portfolio investments.

•	We may experience fluctuations in our quarterly and annual results.

•

We will become subject to corporate-level income tax on all of our income if we are unable to qualify as a regulated investment company, or “RIC,” under Subchapter M of the Internal Revenue Code of 1986, as amended, which we refer to as the Code, which would have a material adverse effect on our financial performance.

•	Our investment adviser is not obligated to reimburse us for any part of the incentive fee it receives from us that is based on accrued income that we never receive.

•	Regulations governing our operation as a BDC affect our ability to raise additional capital and the way in which we do so.

•	The market price of shares of our common stock may decline below our net asset value per share.

•	Our common stock price may be volatile and may decrease substantially.

•	We may not be able to pay you distributions, our distributions may not grow over time and a portion of our distributions may be a return of capital.

•	Sales of substantial amounts of our common stock in the public market may have an adverse effect on the market price of our common stock.

•

We are an “emerging growth company” under the JOBS Act, and we cannot be certain if the reduced disclosure requirements applicable to emerging growth companies will make our common stock less attractive to investors, and make it more difficult to raise capital as and when we need it.

See “Risk Factors” beginning on page 20, and the other information included in this prospectus, for additional discussion of factors you should carefully consider before deciding to invest in shares of our common stock.

Operating and Regulatory Structure

Capitala Finance is a newly formed Maryland corporation that is an externally managed, non-diversified closed-end management investment company that intends to elect to be treated as a BDC under the 1940 Act prior to consummation of this offering. Capitala Finance will acquire through a series of transactions Fund II and Fund III, which also intend to elect to be treated as BDCs under the 1940 Act. See “Formation Transactions.” As a BDC, we will be required to meet regulatory tests, including the requirement to invest at least 70% of our gross assets in “qualifying assets.” Qualifying assets generally include securities of private or thinly traded public U.S. companies and cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less. See “Regulation as a Business Development Company.” In addition to our existing SBA-guaranteed debentures, we may, if permitted by regulation, seek to issue additional SBA-guaranteed debentures as well as other forms of leverage and borrow funds to make investments, including before we have fully invested the proceeds of this offering. In addition, we intend to elect to be treated for federal income tax purposes, and intend to qualify annually thereafter, as a RIC under Subchapter M of the Code. See “Material U.S. Federal Income Tax Considerations.”

We are an “emerging growth company” under the JOBS Act and will be subject to reduced public company reporting requirements. Further, Section 107 of the JOBS Act also provides that an “emerging growth company” can take advantage of the extended transition period provided in Section 7(a)(2)(B) of the Securities Act for complying with new or revised accounting standards. In other words, an “emerging growth company” can delay the adoption of certain accounting standards until those standards would otherwise apply to private companies. We are choosing to take advantage of the extended transition period for complying with new or revised accounting standards.

Our investment activities will be managed by Capitala Investment Advisors and supervised by our Board of Directors. Capitala Investment Advisors is an investment adviser that is registered under the Investment Advisers Act of 1940, as amended, or the Advisers Act. Under our investment advisory agreement, which we refer to as the Investment Advisory Agreement, we have agreed to pay Capitala Investment Advisors an annual base management fee based on our gross assets as well as an incentive fee based on our performance. See “Investment Advisory Agreement.” We have also entered into an administration agreement, which we refer to as the Administration Agreement, under which we have agreed to reimburse our administrator for our allocable portion of overhead and other expenses incurred by our administrator in performing its obligations under the Administration Agreement, including furnishing us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities, as well as providing us with other administrative services. See “Administration Agreement.”

Joseph B. Alala, III, our chief executive officer, president and chairman of our Board of Directors is the managing member of Capitala Investment Advisors and is the chief executive officer, president and a director of our administrator.

Our Corporate Information

Our executive offices are located at 4201 Congress Street, Suite 360, Charlotte, North Carolina 28209, our telephone number is (704) 376-5502 and our website may be found at http://www.capitalagroup.com.

THE OFFERING

Common Stock Offered by Us	4,000,000 shares, plus 600,000 shares issuable pursuant to the over-allotment option granted to the underwriters.

Common Stock to be Outstanding After this Offering	Approximately 12,974,420 shares (including approximately 8,974,420 shares to be issued to the Legacy Investors in connection with the Formation Transactions), excluding 600,000 shares issuable pursuant to the over-allotment option granted to the underwriters.

Use of Proceeds	Our net proceeds from this offering will be approximately $74.3 million, assuming an initial public offering price of $20.00 per share. We do not expect that investors in this offering will experience dilution. See “Use of Proceeds.” We plan to use the net proceeds of this offering for new investments in portfolio companies in accordance with our investment objective and strategies described in this prospectus and for general working capital purposes. We will also pay operating expenses, including advisory and administrative fees and expenses, and may pay other expenses such as due diligence expenses of potential new investments, from the net proceeds of this offering. We anticipate that substantially all of the net proceeds of this offering will be used for the above purposes within six to nine months from the consummation of this offering, depending on the availability of appropriate investment opportunities consistent with our investment objective and market conditions. We expect that it may take more than three months to invest all of the net proceeds of this offering, in part because investments in private companies often require substantial research and due diligence. Pending such investments, we will invest the net proceeds primarily in cash, cash equivalents, U.S. government securities and other high-quality temporary investments that mature in one year or less from the date of investment. See “Use of Proceeds.”

NASDAQ Global Select Market symbol	CPTA

Distributions	To the extent that we have income available, we intend to make quarterly distributions to our stockholders for the first four full quarters subsequent to this offering and then make monthly distributions thereafter. Our monthly stockholder distributions, if any, will be determined by our Board of Directors on a quarterly basis. Any distribution to our stockholders will be declared out of assets legally available for distribution. Distributions in excess of current and accumulated earnings and profits will be treated as a non-taxable return of capital, which is a return of a portion of a shareholder’s original investment in our common stock, to the extent of an investor’s basis in our stock and, assuming that an investor holds our stock as a capital asset, thereafter as a capital gain. Generally, a non-taxable return of capital will reduce an investor’s basis in our stock for federal tax purposes, which will result in higher tax liability when the stock is sold.

Capitala Finance’s first quarterly distribution, which will be payable for the quarter ended December 31, 2013, is expected to be approximately $0.47 per share. The amount of the distribution will be proportionately reduced to reflect the number of days remaining in the quarter after the completion of this offering. The actual amount of such distribution, if any, remains subject to approval by Capitala Finance’s board of directors, and there can be no assurance that the distribution will be $0.47 per share. This distribution payment is contingent upon the completion of this offering. Purchasers in this offering will be entitled to receive this distribution payment. We anticipate that the distribution will be paid from post-offering taxable earnings, including interest and capital gains generated by our investment portfolio. However, if we do not generate sufficient taxable earnings during the year, the dividend may constitute a return of capital.

Lock-up Agreements	Each of the Legacy Investors, Capitala Finance and each of our directors and officers has agreed that, for a period of 180 days from the date of this prospectus, such party will not, without the prior written consent of Deutsche Bank Securities Inc., UBS Securities LLC and Barclays Capital Inc., on behalf of the underwriters, offer, pledge, sell, contract to sell or otherwise dispose of or agree to sell or otherwise dispose of, directly or indirectly or hedge any shares or any securities convertible into or exchangeable for shares, provided, however, that Capitala Finance may issue and sell shares pursuant to our dividend reinvestment plan and other limited exceptions.

Taxation	We intend to elect to be treated for federal income tax purposes, and intend to qualify annually thereafter, as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as dividends. To obtain and maintain our RIC tax treatment, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. See “Distributions” and “Material U.S. Federal Income Tax Considerations.”

Investment Advisory Fees

We will pay Capitala Investment Advisors a fee for its services under the Investment Advisory Agreement consisting of two components — a base management fee and an incentive fee. The base management fee is calculated at an annual rate of 1.75% of our gross assets, which is our total assets as reflected on our balance sheet and includes any borrowings for investment purposes. Although we do not anticipate making significant investments in derivative financial instruments, the fair value of any such investments, which will not necessarily equal their notional value, will be included in our calculation of gross assets. For the first twelve months following this offering, Capitala Investment Advisors has agreed to waive the portion of the base management fee payable on cash and cash equivalents held at the Capitala Finance level, excluding cash and cash equivalents held by the Legacy Funds that will be acquired by Capitala Finance in connection with the Formation Transactions.

The incentive fee consists of two parts. The first part is calculated and payable quarterly in arrears and equals 20.0% of our “pre-incentive fee net investment income” for the immediately preceding quarter, subject to a 2.0% preferred return, or “hurdle,” and a “catch up” feature. The second part is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement) in an amount equal to 20.0% of our realized capital gains, if any, on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees.

We will defer cash payment of the portion of any incentive fee otherwise earned by our investment adviser that would, when taken together with all other incentive fees paid to our investment adviser during the most recent 12 full calendar month period ending on or prior to the date such payment is to be made, exceed 20% of the sum of (a) our pre-incentive fee net investment income during such period, (b) our net unrealized appreciation or depreciation during such period and (c) our net realized capital gains or losses during such period. Any deferred incentive fees will be carried over for payment in subsequent calculation periods to the extent such payment is payable under the Investment Advisory Agreement. Such deferred amounts will be calculated using a period of shorter than 12 full calendar months until 12 full calendar months have passed since completion of our initial public offering. See “Investment Advisory Agreement.”

Administration Agreement	We will reimburse our administrator for our allocable portion of overhead and other expenses it incurs in performing its obligations under the Administration Agreement, including furnishing us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities, as well as providing us with other administrative services. In addition, we will reimburse our administrator for the fees and expenses associated with performing compliance functions, and our allocable portion of the compensation of our chief financial officer, chief compliance officer and any administrative support staff. See “Administration Agreement.”

Leverage

In addition to our existing SBA-guaranteed debentures, we may, if permitted by regulation, seek to issue additional SBA-guaranteed debentures as well as other forms of leverage and borrow funds to make investments, including before we have fully invested the proceeds of this offering. As a result, we will be exposed to the risks of leverage, which may be considered a speculative investment technique. The use of leverage magnifies the potential for gain and loss on amounts invested and therefore increases the risks associated with investing in our securities. As a BDC, we will not be permitted to incur indebtedness unless immediately after such borrowing we have an asset coverage for total borrowings of at least 200% (i.e., the amount of debt may not exceed 50% of the value of our total assets). The costs associated with our borrowings, including any increase in the management fee payable to our investment adviser, Capitala Investment Advisors, will be borne by our common stockholders.

Trading	Shares of closed-end investment companies frequently trade at a discount to their net asset value. The risk that our shares may trade at a discount to our net asset value is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our shares will trade above, at or below net asset value.

License Agreement	We have entered into a license agreement with Capitala Investment Advisors, pursuant to which Capitala Investment Advisors has agreed to grant us a non-exclusive, royalty-free license to use the name “Capitala.” See “License Agreement.”

Dividend Reinvestment Plan	We have adopted an “opt out” dividend reinvestment plan. If your shares of common stock are registered in your own name, your distributions will automatically be reinvested under our dividend reinvestment plan in additional whole and fractional shares of common stock, unless you “opt out” of our dividend reinvestment plan so as to receive cash dividends by delivering a written notice to our dividend paying agent. If your shares are held in the name of a broker or other nominee, you should contact the broker or nominee for details regarding opting out of our dividend reinvestment plan. Stockholders who receive distributions in the form of stock will be subject to the same federal, state and local tax consequences as stockholders who elect to receive their distributions in cash. See “Dividend Reinvestment Plan.”

Certain Anti-Takeover Measures	Our charter and bylaws, as well as certain statutory and regulatory requirements, contain certain provisions that may have the effect of discouraging a third-party from making an acquisition proposal for us. These anti-takeover provisions may inhibit a change in control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the market price for our common stock. See “Description of Our Capital Stock.”

Available Information	After the completion of this offering, we will be required to file periodic reports, current reports, proxy statements and other information with the SEC. This information will be available at the SEC’s public reference room at 100 F Street, NE, Washington, D.C. 20549 and on the SEC’s website at http://www.sec.gov. The public may obtain information on the operation of the SEC’s public reference room by calling the SEC at 1-800-SEC-0330. This information will also be available free of charge by contacting us at Capitala Finance Corp., 4201 Congress Street, Suite 360, Charlotte, North Carolina 28209, by telephone at (704) 376-5502, or on our website at http://www.capitalagroup.com.

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that you will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “us” or “Capitala Finance,” or that “we” will pay fees or expenses, you will indirectly bear such fees or expenses as an investor in Capitala Finance Corp.

Stockholder transaction expenses:
Sales load (as a percentage of offering price)	—	%(1)
Offering expenses (as a percentage of offering price)	—	%(2)
Dividend reinvestment plan expenses	—	(3)

Total stockholder transaction expenses (as a percentage of offering price)	—%
Annual expenses (as a percentage of net assets attributable to common stock):
Base management fee	2.6	%(4)
Incentive fees payable under our Investment Advisory Agreement	1.6	%(5)
Interest payments on borrowed funds	3.7	%(6)
Other expenses	1.1	%(7)
Acquired fund fees and expenses	None	(8)

Total annual expenses	9.0%

(1)	The underwriting discounts and commissions (the sales load) with respect to shares sold in this offering, which is a one-time fee, is the only sales load paid in connection with this offering, and our stockholders immediately prior to pricing of this offering will bear the sales load through a reduction in the number of shares, and correspondingly, the value they will receive for their respective interests in the two SBIC subsidiaries we will acquire prior to pricing of this offering. See “Use of Proceeds.”
(2)	Estimated offering expenses are approximately $1,750,000. Our stockholders immediately prior to pricing of this offering will bear these offering expenses through a reduction in the number of shares, and correspondingly, the value they will receive for their respective interests in the two SBIC subsidiaries we will acquire prior to pricing of this offering. See “Use of Proceeds.”
(3)	The expenses of the dividend reinvestment plan are included in “other expenses.”
(4)	Reflects our base management fee as a percentage of net assets. Our base management fee under the Investment Advisory Agreement is calculated at an annual rate of 1.75% of our gross assets, which is our total assets as reflected on our balance sheet and includes any borrowings for investment purposes. For the first twelve months following this offering, Capitala Investment Advisors has agreed to waive the portion of the base management fee payable on cash and cash equivalents held at the Capitala Finance level, excluding cash and cash equivalents held by the Legacy Funds that will be acquired by Capitala Finance in connection with the Formation Transactions. See “Investment Advisory Agreement.”
(5)	Reflects the estimated annual incentive fees payable to our investment adviser, Capitala Investment Advisors, assuming full performance of the Legacy Portfolio. Based on our current business plan, we anticipate that substantially all of the net proceeds of this offering will be invested within six to nine months depending on the availability of investment opportunities that are consistent with our investment objective and other market conditions. The incentive fee consists of two parts:

The first part, which is payable quarterly in arrears, equals 20.0% of the excess, if any, of our “Pre-Incentive Fee Net Investment Income” that exceeds a 2.0% quarterly (8.0% annualized) hurdle rate, which we refer to as the “Hurdle,” subject to a “catch-up” provision measured at the end of each calendar quarter. The first part of the incentive fee is computed and paid on income that may include interest that is accrued but not yet received in cash. The operation of the first part of the incentive fee for each quarter is as follows:

•	no incentive fee is payable to our investment adviser in any calendar quarter in which our Pre-Incentive Fee Net Investment Income does not exceed the Hurdle of 2.0%;

•

100% of our Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the Hurdle but is less than 2.5% in any calendar quarter (10.0% annualized) is payable to our investment adviser. We refer to this portion of our Pre-Incentive Fee Net Investment Income (which exceeds the Hurdle but is less than 2.5%) as the “catch-up.” The “catch-up” is meant to provide our investment adviser with 20.0% of our Pre-Incentive Fee Net Investment Income, as if a Hurdle did not apply when our Pre-Incentive Fee Net Investment Income exceeds 2.5% in any calendar quarter; and

•

20.0% of the amount of our Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.5% in any calendar quarter (10.0% annualized) is payable to our investment adviser (once the Hurdle is reached and the catch-up is achieved, 20.0% of all Pre-Incentive Fee Investment Income thereafter is allocated to our investment adviser).

The second part of the incentive fee equals 20.0% of our “Incentive Fee Capital Gains,” if any, which equals our realized capital gains on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees. The second part of the incentive fee is payable, in arrears, at the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date), commencing with the year ending December 31, 2013. We will defer cash payment of the portion of any incentive fee otherwise earned by our investment adviser that would, when taken together with all other incentive fees paid to our investment adviser during the most recent 12 full calendar month period ending on or prior to the date such payment is to be made, exceed 20% of the sum of (a) our pre-incentive fee net investment income during such period, (b) our net unrealized appreciation or depreciation during such period and (c) our net realized capital gains or losses during such period. Any deferred incentive fees will be carried over for payment in subsequent calculation periods to the extent such payment is payable under the Investment Advisory Agreement. Such deferred amounts will be calculated using a period of shorter than 12 full calendar months until 12 full calendar months have passed since completion of our initial public offering. For a more detailed discussion of the calculation of this fee, see “Investment Advisory Agreement.”

(6)	In addition to our existing SBA-guaranteed debentures, we may seek to issue additional SBA-guaranteed debentures as well as other forms of leverage and borrow funds to make investments, including before we have fully invested the proceeds of this offering, to the extent we determine that additional capital would allow us to take advantage of additional investment opportunities, if the market for debt financing presents attractively priced debt financing opportunities, or if our Board of Directors determines that leveraging our portfolio would be in our best interests and the best interests of our stockholders. We do not currently anticipate issuing any preferred stock. The costs associated with any borrowing will be indirectly borne by our investors. For purposes of this section, we have assumed that we will borrow for investment purposes an amount equal to an additional $50 million at an annual interest rate of 5.0%.
(7)	“Other expenses” ($3.1 million, including costs and expenses associated with our formation and organization) are based upon estimates of the first full year of operations, and include our overhead expenses, including payments under our Administration Agreement based on our allocable portion of overhead and other expenses, and expenses relating to the Dividend Reinvestment Plan. See “Administration Agreement” and “Dividend Reinvestment Plan.”
(8)	We have no current intention to invest in the securities of other investment companies. However, we are permitted to make such investments in limited circumstances under the 1940 Act. If we were to make such investments, we would incur fees and our stockholders would pay two levels of fees. As we have no current expectation of making any such investments, any estimate of the amount of such fees would be highly speculative.

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed that our annual operating expenses would remain at the levels set forth in the table above and have excluded performance-based incentive fees. See Note 6 above for additional information regarding certain assumptions regarding our level of leverage subsequent to this offering.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$74	$217	$353	$665

The example and the expenses in the tables above should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown. While the example assumes, as required by the SEC, a 5.0% annual return, our performance will vary and may result in a return greater or less than 5.0%. The incentive fee under the Investment Advisory Agreement, which, assuming a 5% annual return, would either not be payable or would have an insignificant impact on the expense amounts shown above, is not included in the example. This illustration assumes that we will not realize any capital gains (computed net of all realized capital losses and unrealized capital depreciation) in any of the indicated time periods. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, our expenses and returns to our investors would be higher. For example, if we assumed that we received our 5% annual return completely in the form of net realized capital gains on our investments, computed net of all cumulative unrealized depreciation on our investments, the projected dollar amount of total cumulative expenses set forth in the above illustration would be as follows:

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$90	$259	$415	$754

Also, while the example assumes reinvestment of all dividends and distributions at net asset value, participants in our dividend reinvestment plan will receive a number of shares of our common stock, generally determined by dividing the total dollar amount of the dividend payable to a participant by the market price per share of our common stock at the close of trading on the dividend payment date, which may be at, above or below net asset value. See “Dividend Reinvestment Plan” for additional information regarding our dividend reinvestment plan.

RISK FACTORS

Investing in our common stock involves a number of significant risks. In addition to the other information contained in this prospectus, you should consider carefully the following information before making an investment in our common stock. The risks set out below are not the only risks we face. Additional risks and uncertainties not presently known to us or not presently deemed material by us might also impair our operations and performance. If any of the following events occur, our business, financial condition and results of operations could be materially and adversely affected. In such case, our net asset value and the trading price of our common stock could decline, and you may lose all or part of your investment.

Risks Relating to Our Business and Structure

We have no operating history as a BDC.

Capitala Finance was formed in February 2013 and has no operating history as a BDC. As a result, we are subject to many of the business risks and uncertainties associated with recently formed businesses, including the risk that we will not achieve our investment objective and that the value of your investment could decline substantially. As a BDC, we will be subject to the regulatory requirements of the SEC, in addition to the specific regulatory requirements applicable to BDCs under the 1940 Act and RICs under the Code. Our management and that of our investment adviser, Capitala Investment Advisors, has not had any prior experience operating under this regulatory framework, and we may incur substantial additional costs, and expend significant time or other resources, to do so. From time to time, Capitala Investment Advisors may pursue investment opportunities, like equity investments, in which it has more limited experience. We may also be unable to replicate the historical performance of prior investment funds managed by our management team. In addition, we may be unable to generate sufficient revenue from our operations to make or sustain distributions to our stockholders.

Our investment portfolio will be recorded at fair value, with our Board of Directors having final responsibility for overseeing, reviewing and approving, in good faith, its estimate of fair value and, as a result, there will be uncertainty as to the value of our portfolio investments.

Under the 1940 Act, we will be required to carry our portfolio investments at market value or, if there is no readily available market value, at fair value as determined by us, with our Board of Directors having final responsibility for overseeing, reviewing and approving, in good faith, our estimate of fair value. Typically, there will not be a public market for the securities of the privately held companies in which we will invest. As a result, we will value these securities quarterly at fair value based on input from management, a third-party independent valuation firm and our audit committee, and with the oversight, review and approval of our Board of Directors.

The determination of fair value and consequently, the amount of unrealized gains and losses in our portfolio, are to a certain degree, subjective and dependent on a valuation process approved by our Board of Directors. Certain factors that may be considered in determining the fair value of our investments include external events, such as private mergers, sales and acquisitions involving comparable companies. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, they may fluctuate over short periods of time and may be based on estimates. Our determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed. Due to this uncertainty, our fair value determinations may cause our net asset value on a given date to materially understate or overstate the value that we may ultimately realize on one or more of our investments. As a result, investors purchasing our common stock based on an overstated net asset value would pay a higher price than the value of our investments might warrant. Conversely, investors selling shares during a period in which the net asset value understates the value of our investments would receive a lower price for their shares than the value of our investments might warrant.

Our financial condition and results of operations will depend on our ability to effectively manage and deploy capital.

Our ability to achieve our investment objective will depend on our ability to effectively manage and deploy capital, which will depend, in turn, on our investment adviser’s ability to identify, evaluate and monitor, and our ability to finance and invest in, companies that meet our investment criteria.

Accomplishing our investment objective on a cost-effective basis will largely be a function of our investment adviser’s handling of the investment process, its ability to provide competent, attentive and efficient services and our access to investments offering acceptable terms. In addition to monitoring the performance of our existing investments, our investment adviser’s investment team will also be called upon, from time to time, to provide managerial assistance to some of our portfolio companies as well as other funds that they manage. These demands on their time may distract them or slow our rate of investment. See also “—There are significant potential conflicts of interest that could negatively affect our investment returns.”

Even if we are able to grow and build upon our investment operations, any failure to manage our growth effectively could have a material adverse effect on our business, financial condition, results of operations and prospects. The results of our operations will depend on many factors, including the availability of opportunities for investment, readily accessible short and long-term funding alternatives in the financial markets and economic conditions. Furthermore, if we cannot successfully operate our business or implement our investment policies and strategies as described in this prospectus, it could negatively impact our ability to make distributions.

We will depend upon Capitala Investment Advisors’ key personnel for our future success.

We will depend on the diligence, skill and network of business contacts of Joseph B. Alala, III, Hunt Broyhill and John F. McGlinn, who will serve as the members of the investment committee of Capitala Investment Advisors and lead Capitala Investment Advisors’ investment team. Our future success will depend on the continued service of these individuals and the other senior investment professionals available to Capitala Investment Advisors. We cannot assure you that unforeseen business, medical, personal or other circumstances would not lead Messrs. Alala, Broyhill or McGlinn or any other such individual to terminate his relationship with us. Such a termination could have a material adverse effect on our ability to achieve our investment objective as well as on our financial condition and results of operations. In addition, we can offer no assurance that Capitala Investment Advisors will continue indefinitely as our investment adviser.

The members of Capitala Investment Advisors’ investment team are and may in the future become affiliated with entities engaged in business activities similar to those intended to be conducted by us, and may have conflicts of interest in allocating their time. We expect that Mr. Alala will dedicate a significant portion of his time to the activities of Capitala Finance; however, he may be engaged in other business activities that could divert his time and attention in the future. See “Certain Relationships and Transactions.”

We operate in a highly competitive market for investment opportunities, which could reduce returns and result in losses.

We will compete for investments with other BDCs with similar investment strategies, private equity funds with similar investment strategies, venture lending funds, finance companies with venture lending units and banks focused on venture lending. Many of our competitors will be substantially larger and have considerably greater financial, technical and marketing resources than we have. For example, some competitors may have a lower cost of capital and access to funding sources that will not be available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments than we will have. These characteristics could allow our competitors to consider a wider variety of investments, establish more relationships or offer better pricing and more flexible structuring than we will be able to offer. We may lose investment opportunities if we do not match our competitors’ pricing, terms or structure. If we are forced to match our competitors’ pricing, terms or structure, we may not be able to achieve acceptable returns on our investments or may bear substantial risk of capital loss. We believe a significant part of our competitive advantage stems from the fact that the market for investments in venture capital-backed smaller and lower middle-market companies is underserved by traditional commercial banks and other financing sources. A significant increase in the number and/or the size of our competitors in this target market could force us to accept less attractive investment terms. Furthermore, many of our competitors will have greater experience operating under, or will not be subject to, the regulatory restrictions that the 1940 Act will impose on us as a BDC.

Any inability of our investment adviser to maintain or develop strong referral relationships, or the failure of these relationships to generate investment opportunities, could adversely affect our business.

We depend upon our investment adviser to maintain its relationships with venture capital and private equity firms, placement agents, investment banks, management groups and other financial institutions, and we expect to rely to a significant extent upon these relationships to provide us with potential investment opportunities. If our investment adviser fails to maintain such relationships, or to develop new relationships with other sources of investment opportunities, we will not be able to grow our investment portfolio. In addition, individuals with whom our investment adviser has relationships are not obligated to provide us with investment opportunities, and we can offer no assurance that these relationships will generate investment opportunities for us in the future.

Our success will depend on the ability of Capitala Investment Advisors to attract and retain qualified personnel in a competitive environment.

Our growth will require that Capitala Investment Advisors retain and attract new investment and administrative personnel in a competitive market. Its ability to attract and retain personnel with the requisite credentials, experience and skills will depend on several factors including, but not limited to, its ability to offer competitive wages, benefits and professional growth opportunities. Many of the entities with which it will compete for experienced personnel, including investment funds (such as private equity funds and mezzanine funds) and traditional financial services companies, will have greater resources than it will have.

There are significant potential conflicts of interest that could negatively affect our investment returns.

The members of Capitala Investment Advisors’ investment team also monitor and service Fund IV and other affiliated investment funds. In addition, our executive officers and directors, as well as the current and future members of our investment adviser’s investment team may serve as officers, directors or principals of other entities that operate in the same or a related line of business as we do. Accordingly, they may have obligations to investors in those entities, the fulfillment of which obligations may not be in the best interests of us or our stockholders. However, Capitala Investment Advisors’ investment team does not have a present intent to sponsor or manage another BDC with an investment strategy that is substantially similar to our investment strategy.

In the course of our investing activities, we will pay management and incentive fees to Capitala Investment Advisors and reimburse Capitala Investment Advisors for certain expenses it incurs. As a result, investors in our common stock will invest on a “gross” basis and receive distributions on a “net” basis after expenses, resulting in a lower rate of return than an investor might achieve through direct investments. Accordingly, there may be times when the management team of Capitala Investment Advisors will have interests that differ from those of our stockholders, giving rise to a conflict. Capitala Investment Advisors will not be reimbursed for any performance-related compensation for its employees. We will enter into a royalty-free license agreement with our investment adviser, pursuant to which Capitala Investment Advisors will grant us a non-exclusive royalty-free license to use the name “Capitala.” Under the license agreement, we will have the right to use the “Capitala” name for so long as Capitala Investment Advisors or one of its affiliates remains our investment adviser. In addition, we will pay our administrator our allocable portion of overhead and other expenses incurred by our administrator in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions, and our allocable portion of the compensation of our chief financial officer and any administrative support staff. These arrangements will create conflicts of interest that our Board of Directors must monitor.

If our investment adviser forms other affiliates in the future, we may co-invest on a concurrent basis with such other affiliates, subject to compliance with applicable regulations and regulatory guidance and our allocation procedures.

In the ordinary course of business, we may enter into transactions with portfolio companies that may be considered related party transactions. In order to ensure that we do not engage in any prohibited transactions with any persons affiliated with us, we have implemented certain written policies and procedures whereby our executive officers screen each of our transactions for any possible affiliations between the proposed portfolio investment and us, companies controlled by us or our executive officers and directors. We will not enter into any agreements unless and until we are satisfied that doing so will not raise concerns under the 1940 Act or, if such concerns exist, we have taken appropriate actions to seek review and approval by our Board of Directors or exemptive relief for such transaction. Our Board of Directors will review these procedures on an annual basis.

The investment committee and other investment professionals of Capitala Investment Advisors may, from time to time, possess material non-public information about or related to our portfolio companies, limiting our investment discretion.

Members of our investment adviser’s investment committee and other investment professionals of Capitala Investment Advisors may serve as directors of, or in a similar capacity with, portfolio companies in which we invest. In the event that material nonpublic information is obtained with respect to such companies, or we become subject to trading restrictions under the internal trading policies of those companies or as a result of applicable law or regulations, we could be prohibited for a period of time from purchasing or selling the securities of such companies, and this prohibition may have an adverse effect on us.

The involvement of our interested directors in the valuation process may create conflicts of interest.

We expect to make many of our portfolio investments in the form of loans and securities that are not publicly traded and for which no market-based price quotation is available. As a result, our Board of Directors will determine the fair value of these loans and securities in good faith as described above in “Our investment portfolio will be recorded at fair value, with our Board of Directors having final responsibility for overseeing, reviewing and approving, in good faith, its estimate of fair value and, as a result, there will be uncertainty as to the value of our portfolio investments.” In connection with that determination, investment professionals from Capitala Investment Advisors may provide our Board of Directors with valuations based upon the most recent portfolio company financial statements available and projected financial results of each portfolio company. While the valuation for certain portfolio investments will be reviewed by an independent valuation firm quarterly, the ultimate determination of fair value will be made by our Board of Directors, including our interested directors, and not by such third-party valuation firm. In addition, Messrs. Alala and Broyhill, interested members of our Board of Directors, have pecuniary interests in Capitala Investment Advisors. The participation of Capitala Investment Advisors’ investment professionals in our valuation process, and the pecuniary interests in Capitala Investment Advisors by Messrs. Alala and Broyhill, could result in conflicts of interest as Capitala Investment Advisors’ management fee is based, in part, on the value of our gross assets, and our incentive fees will be based, in part, on realized gains and realized and unrealized losses.

Because the Formation Transactions will be consummated prior to the filing of our election to be regulated as a BDC under the 1940 Act, the protections and rights afforded to investors under the 1940 Act may not apply with respect to such transactions.

We intend to complete the Formation Transactions prior to the filing of our election to be regulated as a BDC under the 1940 Act. As a result, the protections and rights afforded to investors under the 1940 Act may not apply with respect to such transactions. In particular, we would generally be prohibited from purchasing securities or other assets from an affiliate absent exemptive relief. As a result, the Formation Transactions and the parties from which we would acquire the Legacy Portfolio would likely differ substantially to the extent we were subject to the requirements and restrictions of the 1940 Act at the time we completed the Formation Transactions.

The Investment Advisory Agreement with Capitala Investment Advisors and the Administration Agreement with our administrator were not negotiated on an arm’s length basis and may not be as favorable to us as if they had been negotiated with an unaffiliated third-party.

The Investment Advisory Agreement and the Administration Agreement were negotiated between related parties. Consequently, their terms, including fees payable to Capitala Investment Advisors and our administrator, may not be as favorable to us as if they had been negotiated with an unaffiliated third-party.

Our incentive fee structure may induce Capitala Investment Advisors to pursue speculative investments, and to use leverage when it may be unwise to do so.

The incentive fee payable by us to Capitala Investment Advisors may create an incentive for Capitala Investment Advisors to pursue investments on our behalf that are riskier or more speculative than would be the case in the absence of such compensation arrangement. The incentive fee payable to our investment adviser will be calculated based on a percentage of our return on invested capital. This may encourage our investment adviser to use leverage to increase the return on our investments. Under certain circumstances, the use of leverage may increase the likelihood of default, which would impair the value of our common stock. In addition, our investment adviser will receive the incentive fee based, in part, upon net capital gains realized on our investments. Unlike that portion of the incentive fee based on income, there will be no hurdle rate applicable to the portion of the incentive fee based on net capital gains. As a result, the investment adviser may have a tendency to invest more capital in investments that are likely to result in capital gains as compared to income- producing securities. Such a practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during economic downturns.

Although we do not anticipate doing so during at least our first 12 months of operations, we may invest, to the extent permitted by law, in the securities and instruments of other investment companies, including private funds, and, to the extent we so invest, will bear our ratable share of any such investment company’s expenses, including management and performance fees. We will also remain obligated to pay management and incentive fees to our investment adviser with respect to the assets invested in the securities and instruments of other investment companies. With respect to each of these investments, each of our stockholders will bear his or her share of the management and our investment adviser’s incentive fee as well as indirectly bearing the management and performance fees and other expenses of any investment companies in which we invest.

Capitala Investment Advisors’ liability is limited under the Investment Advisory Agreement, and we have agreed to indemnify Capitala Investment Advisors against certain liabilities, which may lead Capitala Investment Advisors to act in a riskier manner on our behalf than it would when acting for its own account.

Under the Investment Advisory Agreement, Capitala Investment Advisors has not assumed any responsibility to us other than to render the services called for under that agreement. It will not be responsible for any action of our Board of Directors in following or declining to follow Capitala Investment Advisors’ advice or recommendations. Under the Investment Advisory Agreement, Capitala Investment Advisors, its officers, members and personnel, and any person controlling or controlled by Capitala Investment Advisors will not be liable to us, any subsidiary of ours, our directors, our stockholders or any subsidiary’s stockholders or partners for acts or omissions performed in accordance with and pursuant to the Investment Advisory Agreement, except those resulting from acts constituting gross negligence, willful misfeasance, bad faith or reckless disregard of the duties that Capitala Investment Advisors owes to us under the Investment Advisory Agreement. In addition, as part of the Investment Advisory Agreement, we have agreed to indemnify Capitala Investment Advisors and each of its officers, directors, members, managers and employees from and against any claims or liabilities, including reasonable legal fees and other expenses reasonably incurred, arising out of or in connection with our business and operations or any action taken or omitted on our behalf pursuant to authority granted by the Investment Advisory Agreement, except where attributable to gross negligence, willful misfeasance, bad faith or reckless disregard of such person’s duties under the Investment Advisory Agreement. These protections may lead Capitala Investment Advisors to act in a riskier manner when acting on our behalf than it would when acting for its own account.

A general increase in interest rates will likely have the effect of making it easier for our investment adviser to receive incentive fees, without necessarily resulting in an increase in our net earnings.

Under the structure of our Investment Advisory Agreement with our investment adviser, any general increase in interest rates will likely have the effect of making it easier for our investment adviser to meet the quarterly hurdle rate for payment of income incentive fees under the Investment Advisory Agreement without any additional increase in relative performance on the part of our investment adviser. In addition, in view of the catch-up provision applicable to income incentive fees under the Investment Advisory Agreement, our investment adviser could potentially receive a significant portion of the increase in our investment income attributable to such a general increase in interest rates. If that were to occur, our increase in net earnings, if any, would likely be significantly smaller than the relative increase in our investment adviser’s income incentive fee resulting from such a general increase in interest rates.

PIK interest payments we receive will increase our assets under management and, as a result, will increase the amount of base management fees and incentive fees payable by us to Capitala Investment Advisors.

Certain of our debt investments may contain provisions providing for the payment of contractual PIK interest. Because PIK interest results in an increase in the size of the loan balance of the underlying loan, the receipt by us of PIK interest will have the effect of increasing our assets under management. As a result, because the base management fee that we pay to Capitala Investment Advisors is based on the value of our gross assets, the receipt by us of PIK interest will result in an increase in the amount of the base management fee payable by us. In addition, any such increase in a loan balance due to the receipt of PIK interest will cause such loan to accrue interest on the higher loan balance, which will result in an increase in our pre-incentive fee net investment income and, as a result, an increase in incentive fees that are payable by us to Capitala Investment Advisors.

Our investment adviser will have the right to resign on 60 days’ notice, and we may not be able to find a suitable replacement within that time, resulting in a disruption in our operations that could adversely affect our financial condition, business and results of operations.

Our investment adviser will have the right, under the Investment Advisory Agreement, to resign at any time on 60 days’ written notice, whether we have found a replacement or not. If our investment adviser resigns, we may not be able to find a new investment adviser or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms within 60 days, or at all. If we are unable to do so quickly, our operations are likely to experience a disruption, our financial condition, business and results of operations as well as our ability to pay distributions are likely to be adversely affected and the market price of our shares may decline. In addition, the coordination of our internal management and investment activities is likely to suffer if we are unable to identify and reach an agreement with a single institution or group of executives having the expertise possessed by our investment adviser and its affiliates. Even if we are able to retain comparable management, whether internal or external, the integration of such management and their lack of familiarity with our investment objective may result in additional costs and time delays that may adversely affect our financial condition, business and results of operations.

Our investment adviser may not be able to achieve the same or similar returns as those achieved by our investment adviser’s investment team while they were employed at prior positions.

Although in the past Mr. Alala and other members of our investment adviser’s investment team have held senior positions at a number of investment firms, including the Legacy Funds, their track record and achievements are not necessarily indicative of future results that will be achieved by our investment adviser. We cannot assure you that we will be able to achieve the results realized by prior vehicles managed by our investment adviser’s investment team, including the Legacy Funds.

Any failure on our part to maintain our status as a BDC would reduce our operating flexibility.

We intend to elect to be treated as a BDC under the 1940 Act prior to consummation of this offering. The 1940 Act imposes numerous constraints on the operations of BDCs. For example, BDCs are required to invest at least 70% of their gross assets in specified types of securities, primarily in private companies or thinly traded U.S. public companies, cash, cash equivalents, U.S. government securities and other high quality debt investments that mature in one year or less. Furthermore, any failure to comply with the requirements imposed on BDCs by the 1940 Act could cause the SEC to bring an enforcement action against us and/or expose us to claims of private litigants. In addition, upon approval of a majority of our stockholders, we may elect to withdraw our status as a BDC. If we decide to withdraw our election, or if we otherwise fail to qualify, or maintain our qualification, as a BDC, we may be subject to the substantially greater regulation under the 1940 Act as a closed-end investment company. Compliance with such regulations would significantly decrease our operating flexibility and could significantly increase our costs of doing business.

Regulations governing our operation as a BDC affect our ability to raise additional capital and the way in which we do so. As a BDC, the necessity of raising additional capital may expose us to risks, including the typical risks associated with leverage.

We may issue debt securities or preferred stock and/or borrow money from banks or other financial institutions, which we refer to collectively as “senior securities,” up to the maximum amount permitted by the 1940 Act. Under the provisions of the 1940 Act, we will be permitted, as a BDC, to issue senior securities in amounts such that our asset coverage ratio, as defined in the 1940 Act, equals at least 200% of gross assets less all liabilities and indebtedness not represented by senior securities, after each issuance of senior securities. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our indebtedness at a time when such sales may be disadvantageous. Also, any amounts that we use to service our indebtedness would not be available for distributions to our common stockholders. Furthermore, as a result of issuing senior securities, we would also be exposed to typical risks associated with leverage, including an increased risk of loss. Upon completion of the Formation Transactions, we will have approximately $202.2 million of outstanding debentures guaranteed by the SBA. If we issue preferred stock, the preferred stock would rank “senior” to common stock in our capital structure, preferred stockholders would have separate voting rights on certain matters and might have other rights, preferences, or privileges more favorable than those of our common stockholders, and the issuance of preferred stock could have the effect of delaying, deferring or preventing a transaction or a change of control that might involve a premium price for holders of our common stock or otherwise be in your best interest.

We will not generally be able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then-current net asset value per share of our common stock if our Board of Directors determines that such sale is in our best interests and in the best interests of our stockholders, and our stockholders approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price that, in the determination of our Board of Directors, closely approximates the market value of such securities (less any commission or discount). If we raise additional funds by issuing more common stock or senior securities convertible into, or exchangeable for, our common stock, then the percentage ownership of our stockholders at that time will decrease, and you may experience dilution.

We may borrow additional money, which would magnify the potential for gain or loss on amounts invested and may increase the risk of investing in us, and the calculation of our base management fee, which is based upon our gross assets, may have the effect of encouraging our investment adviser to utilize leverage when it may not be advisable to do so.

The use of leverage magnifies the potential for gain or loss on amounts invested and, therefore, increases the risks associated with investing in our securities. In addition to the existing SBA-guaranteed debentures of the

Legacy Funds, we may borrow from and issue senior debt securities to banks, insurance companies and other lenders in the future. Holders of these senior securities will have fixed dollar claims on our assets that are superior to the claims of our common stockholders, and we would expect such lenders to seek recovery against our assets in the event of a default. If the value of our assets decreases, leverage would cause net asset value to decline more sharply than it otherwise would have had we not been leveraged. Similarly, any decrease in our income would cause net income to decline more sharply than it would have had we not borrowed. Such a decline could also negatively affect our ability to make distributions on our common stock. Leverage is generally considered a speculative investment technique. Our ability to service any debt that we incur will depend largely on our financial performance and will be subject to prevailing economic conditions and competitive pressures. Moreover, as the management fee payable to our investment adviser will be payable based on our gross assets, including those assets acquired through the use of leverage, our investment adviser will have a financial incentive to incur leverage that may not be consistent with our stockholders’ interests. In addition, our common stockholders will bear the burden of any increase in our expenses as a result of leverage, including any increase in the management fee payable to our investment adviser.

It is also likely that any credit facility into which we may enter would impose financial and operating covenants that restrict our business activities, including limitations that could hinder our ability to finance additional loans and investments or to make the distributions required to maintain our status as a RIC under Subchapter M of the Code.

To the extent we borrow money to finance our investments, changes in interest rates will affect our cost of capital and net investment income.

To the extent we borrow money to finance our investments, our net investment income will depend, in part, upon the difference between the rate at which we borrow funds and the rate at which we invest those funds. As a result, we can offer no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income in the event we borrow money to finance our investments. In periods of rising interest rates, our cost of funds would increase, which could reduce our net investment income. We expect that our long-term fixed-rate investments will be financed primarily with equity and long-term debt. We may use interest rate risk management techniques in an effort to limit our exposure to interest rate fluctuations. Such techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act. Our investment adviser does not have significant experience with utilizing these techniques and did not implement these techniques to any significant extent with the Legacy Portfolio. If we do not implement these techniques properly, we could experience losses on our hedging positions, which could be material.

A disruption in the capital markets and the credit markets could impair our ability to raise capital and negatively affect our business.

As a BDC, we will have to maintain our ability to raise additional capital for investment purposes. Without sufficient access to the capital markets or credit markets, we may be forced to curtail our business operations or we may not be able to pursue new business opportunities.

Since the middle of 2007, the capital markets and the credit markets have experienced periods of extreme volatility and disruption and, accordingly, there has been and may continue to be uncertainty in the financial markets in general. Continuing U.S. debt ceiling and budget deficit concerns, including automatic spending cuts stemming from sequestration, together with deteriorating sovereign debt conditions in Europe, have increased the possibility of additional credit-rating downgrades and economic slowdowns, or a recession in the United States. The impact of this or any further downgrades to the U.S. government’s sovereign credit rating or its perceived creditworthiness could adversely affect the U.S. and global financial markets and economic conditions. These developments, along with the European sovereign debt crisis, could cause interest rates and borrowing costs to rise, which may negatively impact our ability to access the debt markets on favorable terms. Continued adverse economic conditions could have a material adverse effect on our business, financial condition and results of operations. Any further disruptive conditions in the financial industry and the impact of new legislation in response to those conditions could restrict our business operations and could adversely impact our results of operations and financial condition.

If the fair value of our assets declines substantially, we may fail to maintain the asset coverage ratios imposed upon us by the 1940 Act. Any such failure would affect our ability to issue senior securities, including borrowings, and pay dividends, which could materially impair our business operations. Our liquidity could be impaired further by an inability to access the capital markets or to consummate new borrowing facilities to provide capital for normal operations, including new originations. In recent years, reflecting concern about the stability of the financial markets, many lenders and institutional investors have reduced or ceased providing funding to borrowers.

The Legacy Funds have fully drawn on their SBA-guarantees and, absent changes to legislation or regulation, may not make borrowings in excess of their aggregate $202.2 million of SBA-guaranteed debentures outstanding as of June 30, 2013. If we are unable to secure additional debt financing on commercially reasonable terms, our liquidity will be reduced significantly. If we are unable to repay amounts outstanding under any debt facilities we may obtain and are declared in default or are unable to renew or refinance these facilities, we would not be able to initiate significant originations or to operate our business in the normal course. These situations may arise due to circumstances that we may be unable to control, such as lack of access to the credit markets, a severe decline in the value of the U.S. dollar, another economic downturn or an operational problem that affects third parties or us, and could materially damage our business.

You should also be aware that a rise in the general level of interest rates can be expected to lead to higher interest rates applicable to our debt investments. Accordingly, an increase in interest rates would make it easier for us to meet or exceed the incentive fee hurdle rate and may result in a substantial increase of the amount of incentive fees payable to our investment adviser with respect to our pre-incentive fee net investment income.

We may experience fluctuations in our quarterly and annual results.

We may experience fluctuations in our quarterly and annual operating results due to a number of factors, including our ability or inability to make investments in companies that meet our investment criteria, any sales, dispositions or liquidity events of our portfolio companies, the interest rate payable on the debt securities we acquire, the level of portfolio dividend and fee income, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. Given that the Legacy Portfolio is concentrated, distributions, dispositions or liquidity events affecting a portfolio company in which we own a significant position may adversely affect our net asset value and results of operations. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

Our Board of Directors may change our investment objective, operating policies and strategies without prior notice or stockholder approval, the effects of which may be adverse.

Our Board of Directors has the authority to modify or waive our investment objective, operating policies, investment criteria and strategies without prior notice and without stockholder approval. We cannot predict the effect any changes to our current operating policies, investment criteria and strategies would have on our business, net asset value, operating results and value of our stock. However, the effects might be adverse, which could negatively impact our ability to make distributions and cause you to lose all or part of your investment.

We will be subject to corporate-level income tax if we are unable to qualify as a RIC.

Although we intend to elect to be treated as a RIC commencing with our tax year ending December 31, 2013, no assurance can be given that we will be able to qualify for and maintain our qualification as a RIC. To obtain and maintain our qualification as a RIC, we must meet the following source-of-asset diversification, and distribution requirements.

The income source requirement will be satisfied if we obtain at least 90% of our income for each year from dividends, interest, gains from the sale of stock or securities or similar sources.

The asset diversification requirement will be satisfied if we meet certain asset diversification requirements at the end of each quarter of our taxable year. Failure to meet those requirements may result in our having to dispose of certain investments quickly in order to prevent the loss of our qualification as a RIC. Because most of our investments will be in private companies, and therefore will be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses. The annual distribution requirement for a RIC will be satisfied if we distribute to our stockholders on an annual basis at least 90% of our net ordinary income and net short-term capital gains in excess of our net long-term capital losses, if any. Because we may use debt financing, we are subject to certain asset coverage ratio requirements under the 1940 Act, as well as future financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to satisfy the distribution requirement. If we are unable to obtain cash from other sources, we could fail to qualify as a RIC.

If we fail to qualify for RIC tax treatment for any reason and remain or become subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions. See “Material U.S. Federal Income Tax Considerations — Taxation as a Regulated Investment Company.”

We may not be able to pay you distributions, our distributions may not grow over time and a portion of our distributions may be a return of capital.

We intend to pay distributions to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. Our ability to pay distributions might be adversely affected by, among other things, the impact of one or more of the risk factors described in this prospectus. In addition, the inability to satisfy the asset coverage test applicable to us as a BDC can limit our ability to pay distributions. All distributions will be paid at the discretion of our Board of Directors and will depend on our earnings, our financial condition, maintenance of our RIC status, compliance with applicable BDC regulations and such other factors as our Board of Directors may deem relevant from time to time. We cannot assure you that we will pay distributions to our stockholders in the future. In the event we liquidate or dispose of a significant equity position in our portfolio, we may distribute a special dividend relating to the realized capital gains from such investment in order to minimize to the greatest extent possible our federal income or excise tax liability.

When we make distributions, we will be required to determine the extent to which such distributions are paid out of current or accumulated earnings and profits. Distributions in excess of current and accumulated earnings and profits will be treated as a non-taxable return of capital, which is a return of a portion of a shareholder’s original investment in our common stock, to the extent of an investor’s basis in our stock and, assuming that an investor holds our stock as a capital asset, thereafter as a capital gain. Generally, a non-taxable return of capital will reduce an investor’s basis in our stock for federal tax purposes, which will result in higher tax liability when the stock is sold.

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

For U.S. federal income tax purposes, we will include in our taxable income certain amounts that we have not yet received in cash, such as PIK interest or original issue discount, which may arise if we receive warrants in connection with the origination of a loan or possibly in other circumstances. Such original issue discount or increases in loan balances as a result of contractual PIK arrangements will be included in our taxable income before we receive any corresponding cash payments. We also may be required to include in our taxable income certain other amounts that we will not receive in cash.

Since, in certain cases, we may recognize taxable income before or without receiving corresponding cash payments, we may have difficulty meeting the annual distribution requirement necessary to maintain our qualification as a RIC. Accordingly, to satisfy our RIC distribution requirements, we may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities. If we are not able to obtain cash from other sources, we may fail to qualify as a RIC and thus become subject to corporate-level income tax. For additional discussion regarding the tax implications of our election to be taxed as a RIC, please see “Material U.S. Federal Income Tax Considerations — Taxation as a Regulated Investment Company.”

Our investment adviser is not obligated to reimburse us for any part of the incentive fee it receives that is based on accrued income that we never receive.

Part of the incentive fee payable by us to our investment adviser that relates to our net investment income will be computed and paid on income that may include interest that has been accrued but not yet received in cash, such as market discount, debt instruments with PIK interest, preferred stock with PIK dividends and zero coupon securities. If a portfolio company defaults on a loan that is structured to provide accrued interest, it is possible that accrued interest previously used in the calculation of the incentive fee will become uncollectible. Our investment adviser will not be under any obligation to reimburse us for any part of the incentive fee it received that was based on accrued income that we never receive as a result of a default by an entity on the obligation that resulted in the accrual of such income.

We may in the future choose to pay dividends in our own stock, in which case you may be required to pay tax in excess of the cash you receive.

We may distribute taxable dividends that are payable in part in our stock. In accordance with certain applicable Treasury regulations and private letter rulings issued by the Internal Revenue Service (“IRS”), a RIC may treat a distribution of its own stock as fulfilling the RIC distribution requirements if each stockholder may elect to receive his or her entire distribution in either cash or stock of the RIC, subject to a limitation that the aggregate amount of cash to be distributed to all stockholders must be at least 20% of the aggregate declared distribution. If too many stockholders elect to receive cash, each stockholder electing to receive cash must receive a pro rata amount of cash (with the balance of the distribution paid in stock). In no event will any stockholder, electing to receive cash, receive less than 20% of his or her entire distribution in cash. If these and certain other requirements are met, for U.S. federal income tax purposes, the amount of the dividend paid in stock will be equal to the amount of cash that could have been received instead of stock. Taxable stockholders receiving such dividends will be required to include the full amount of the dividend as ordinary income (or as long-term capital gain to the extent such distribution is properly reported as a capital gain dividend) to the extent of our current and accumulated earnings and profits for U.S. federal income tax purposes. As a result, a U.S. stockholder may be required to pay tax with respect to such dividends in excess of any cash received. If a U.S. stockholder sells the stock it receives as a dividend in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the dividend, depending on the market price of our stock at the time of the sale. Furthermore, with respect to non-U.S. stockholders, we may be required to withhold U.S. tax with respect to such dividends, including in respect of all or a portion of such dividend that is payable in stock. In addition, if a significant number of our stockholders determine to sell shares of our stock in order to pay taxes owed on dividends, it may put downward pressure on the trading price of our stock.

If we fail to maintain an effective system of internal control over financial reporting, we may not be able to accurately report our financial results or prevent fraud. As a result, stockholders could lose confidence in our financial and other public reporting, which would harm our business and the trading price of our common stock.

Effective internal controls over financial reporting are necessary for us to provide reliable financial reports and, together with adequate disclosure controls and procedures, are designed to prevent fraud. Any failure to implement required new or improved controls, or difficulties encountered in their implementation could cause us to fail to meet our reporting obligations. In addition, any testing by us conducted in connection with Section 404 of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), or the subsequent testing by our independent registered public accounting firm (when undertaken, as noted below), may reveal deficiencies in our internal controls over financial reporting that are deemed to be material weaknesses or that may require prospective or retroactive changes to our consolidated financial statements or identify other areas for further attention or improvement. Inferior internal controls could also cause investors to lose confidence in our reported financial information, which could have a negative effect on the trading price of our common stock.

We will be required to disclose changes made in our internal control and procedures on a quarterly basis and our management will be required to assess the effectiveness of these controls annually. However, for as long as we are an “emerging growth company” under the JOBS Act, our independent registered public accounting firm will not be required to attest to the effectiveness of our internal control over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act. We could be an “emerging growth company” for up to five years. An independent assessment of the effectiveness of our internal controls could detect problems that our management’s assessment might not. Undetected material weaknesses in our internal controls could lead to financial statement restatements and require us to incur the expense of remediation. As a public company, we expect to incur significant additional expenses in the near term, which may negatively impact our financial performance and our ability to make distributions to our stockholders. This process also will result in a diversion of management’s time and attention. We cannot be certain as to the timing of completion of any evaluation, testing and remediation actions or the impact of the same on our operations, and we may not be able to ensure that the process is effective or that our internal controls over financial reporting are or will be effective in a timely manner. In the event that we are unable to maintain or achieve compliance with Section 404 of the Sarbanes-Oxley Act and related rules, the market price of our common stock may be adversely affected.

Our status as an “emerging growth company” under the JOBS Act may make it more difficult to raise capital as and when we need it.

Because of the exemptions from various reporting requirements provided to us as an “emerging growth company” under the JOBS Act and because we will have an extended transition period for complying with new or revised financial accounting standards, we may be less attractive to investors and it may be difficult for us to raise additional capital as and when we need it. Investors may be unable to compare our business with other companies in our industry if they believe that our financial accounting is not as transparent as other companies in our industry. If we are unable to raise additional capital as and when we need it, our financial condition and results of operations may be materially and adversely affected.

Pending legislation may allow us to incur additional leverage.

Under the 1940 Act, a BDC generally will not be permitted to incur indebtedness unless immediately after such borrowing the BDC has an asset coverage for total borrowings of at least 200% (i.e., the amount of debt may not exceed 50% of the value of total assets). Legislation introduced in the U.S. House of Representatives in 2012, if passed, would modify this section of the 1940 Act and increase the amount of debt that BDCs may incur by modifying the percentage from 200% to 150%. In addition, recent legislation introduced in the U.S. Senate would modify SBA regulations in a manner that may permit us to incur additional SBA guaranteed-indebtness. As a result, we may be able to incur additional indebtedness in the future, and therefore your risk of an investment in us may increase.

Changes in laws or regulations governing our operations may adversely affect our business or cause us to alter our business strategy.

We and our portfolio companies will be subject to applicable local, state and federal laws and regulations. New legislation may be enacted or new interpretations, rulings or regulations could be adopted, including those governing the types of investments we are permitted to make, any of which could harm us and our stockholders, potentially with retroactive effect. Additionally, any changes to the laws and regulations governing our operations relating to permitted investments may cause us to alter our investment strategy in order to avail ourselves of new or different opportunities. Such changes could result in material differences to the strategies and plans set forth herein and may result in our investment focus shifting from the areas of expertise of our investment adviser’s investment team to other types of investments in which the investment team may have less expertise or little or no experience. Thus, any such changes, if they occur, could have a material adverse effect on our results of operations and the value of your investment. In addition, any change to the SBA’s current Debenture SBIC program could have a significant impact on our ability to obtain lower-cost financing and, therefore, our competitive advantage over other finance companies.

Two of our wholly owned subsidiaries are licensed by the U.S. Small Business Administration, and as a result, we will be subject to SBA regulations.

Fund II and Fund III, which will be our wholly owned subsidiaries after the completion of the Formation Transactions, are licensed to act as SBICs and are regulated by the SBA. As of June 30, 2013, Fund II and Fund III portfolio companies accounted for approximately 29.7% and 65.2%, respectively, of the total Legacy Portfolio. The SBIC licenses allow our SBIC subsidiaries to borrow funds by issuing SBA-guaranteed debentures, subject to the issuance of a capital commitment by the SBA and other customary procedures. The SBA regulations require, among other things, that a licensed SBIC be examined periodically and audited by an independent auditor to determine the SBIC’s compliance with the relevant SBA regulations.

Under current SBA regulations, a licensed SBIC may provide capital to those entities that have a tangible net worth not exceeding $18.0 million and an average annual net income after federal income taxes not exceeding $6.0 million for the two most recent fiscal years. In addition, a licensed SBIC must devote 25.0% of its investment activity to those entities that have a tangible net worth not exceeding $6.0 million and an average annual net income after federal income taxes not exceeding $2.0 million for the two most recent fiscal years. The SBA regulations also provide alternative size standard criteria to determine eligibility, which depend on the industry in which the business is engaged and are based on factors such as the number of employees and gross sales. The SBA regulations permit licensed SBICs to make long term loans to small businesses, invest in the equity securities of such businesses and provide them with consulting and advisory services. The SBA also places certain limitations on the financing terms of investments by SBICs in portfolio companies and prohibits SBICs from providing funds for certain purposes or to businesses in a few prohibited industries. Compliance with SBA requirements may cause a Legacy Fund to forego attractive investment opportunities that are not permitted under SBA regulations.

The SBA also prohibits, without prior SBA approval, a “change of control” of an SBIC or transfers that would result in any person (or a group of persons acting in concert) owning 10.0% or more of a class of capital stock of a licensed SBIC. If Fund II or Fund III fails to comply with applicable SBA regulations, the SBA could, depending on the severity of the violation, limit or prohibit such Fund’s use of debentures, declare outstanding debentures immediately due and payable, and/ or limit such Fund from making new investments. Such actions by the SBA would, in turn, negatively affect us because Fund II and Fund III will be our wholly owned subsidiaries. Each of Fund II and Fund III was in compliance with the terms of the SBA’s leverage requirements as of June 30, 2013 as a result of having sufficient capital as defined under the SBA regulations. See “Regulation as a Business Development Company— Small Business Investment Company Regulations.”

Our wholly owned SBIC subsidiaries may be unable to make distributions to us that will enable us to meet or maintain RIC status, which could result in the imposition of a corporate-level tax.

In order for us to continue to qualify for RIC tax treatment and to minimize corporate-level taxes, we will be required to distribute substantially all of our net ordinary income and net capital gain income, including income from certain of our subsidiaries, which includes the income from our SBIC subsidiaries. We will be partially dependent on our SBIC subsidiaries for cash distributions to enable us to meet the RIC distribution requirements. Our SBIC subsidiaries may be limited by the SBA and SBA regulations from making certain distributions to us that may be necessary to maintain our status as a RIC. We may have to request a waiver of the SBA’s restrictions for our SBIC subsidiaries to make certain distributions to maintain our RIC status. We cannot assure you that the SBA will grant such waiver and if our SBIC subsidiaries are unable to obtain a waiver, compliance with the SBA regulations may result in loss of RIC tax treatment and a consequent imposition of a corporate-level tax on us.

Our business is subject to increasingly complex corporate governance, public disclosure and accounting requirements that are costly and could adversely affect our business and financial results.

As a publicly traded company, we will incur legal, accounting and other expenses, including costs associated with the periodic reporting requirements applicable to a company whose securities are registered under the Securities Exchange Act of 1934, as amended, or the Exchange Act, as well as additional corporate governance requirements, including requirements under the Sarbanes-Oxley Act, and other rules implemented by the SEC. Also, we are subject to changing rules and regulations of federal and state government as well as the stock exchange on which our common stock is listed. These entities, including the Public Company Accounting Oversight Board, the SEC and the NASDAQ Global Select Market, have issued a significant number of new and increasingly complex requirements and regulations over the last several years and continue to develop additional regulations and requirements in response to laws enacted by Congress. For example, on July 21, 2010, the Dodd-Frank Wall Street Reform and Protection Act, or the Dodd-Frank Act, was enacted. There are significant corporate governance and executive compensation-related provisions in the Dodd-Frank Act that require the SEC to adopt additional rules and regulations in these areas such as “say on pay” and proxy access. Our efforts to comply with these requirements may result in an increase in expenses and a diversion of management’s time from other business activities.

We intend to file an application with the SEC requesting exemptive relief from certain provisions of the 1940 Act and the Exchange Act.

We intend to file an application with the SEC requesting an SEC order exempting us, Fund II and Fund III from certain provisions of the 1940 Act (including an exemptive order granting relief from the asset coverage requirements for certain indebtedness issued by Fund II and Fund III as SBICs) and from certain reporting requirements mandated by the Exchange Act with respect to Fund II and Fund III, which are co-registrants with us. While the SEC has granted exemptive relief in substantially similar circumstances in the past, no assurance can be given that an exemptive order will be granted. Delays and costs involved in obtaining necessary approvals may make certain transactions impracticable or impossible to consummate, and there is no assurance that the application for exemptive relief will be granted by the SEC.

We are highly dependent on information systems and systems failures could significantly disrupt our business, which may, in turn, negatively affect the market price of our common stock and our ability to make distributions to our stockholders.

Our business is highly dependent on the communications and information systems of Capitala Investment Advisors. Certain of these systems are provided to Capitala Investment Advisors by third-party service providers. Any failure or interruption of such systems, including as a result of the termination of an agreement with any such third-party service provider, could cause delays or other problems in our activities. This, in turn, could have a material adverse effect on our operating results and negatively affect the market price of our common stock and our ability to make distributions to our stockholders.

Terrorist attacks, acts of war or natural disasters may affect the market for our common stock, impact the businesses in which we invest and harm our business, operating results and financial condition.

Terrorist acts, acts of war or natural disasters may disrupt our operations, as well as the operations of the businesses in which we invest. Such acts have created, and continue to create, economic and political uncertainties and have contributed to global economic instability. Future terrorist activities, military or security operations, or natural disasters could further weaken the domestic/global economies and create additional uncertainties, which may negatively impact the businesses in which we invest directly or indirectly and, in turn, could have a material adverse impact on our business, operating results and financial condition. Losses from terrorist attacks and natural disasters are generally uninsurable.

Risks Related to Our Investments

Our investments are very risky and highly speculative.

We invest primarily in senior secured term loans, mezzanine debt and select equity investments issued by leveraged companies.

Senior Secured Loans. There is a risk that the collateral securing our loans may decrease in value over time, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of the portfolio company to raise additional capital, and, in some circumstances, our lien could be subordinated to claims of other creditors. In addition, deterioration in a portfolio company’s financial condition and prospects, including its inability to raise additional capital, may be accompanied by deterioration in the value of the collateral for the loan. Consequently, the fact that a loan is secured does not guarantee that we will receive principal and interest payments according to the loan’s terms, or at all, or that we will be able to collect on the loan should we be forced to enforce our remedies.

Mezzanine Loans. Our mezzanine debt investments will generally be subordinated to senior loans and will generally be unsecured. As such, other creditors may rank senior to us in the event of an insolvency, which could likely in many cases result in a substantial or complete loss on such investment in the case of such insolvency. This may result in an above average amount of risk and loss of principal.

Equity Investments. When we invest in senior secured loans or mezzanine loans, we may acquire equity securities as well. In addition, we may invest directly in the equity securities of portfolio companies. The equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience. The Legacy Portfolio currently has several significant equity positions. Distributions, dispositions, or liquidity events of these investments may affect our results of operations and cause us to have to pay a special dividend relating to the realized gains from such investment in order to minimize to the greatest extent possible our federal income or excise tax liability.

In addition, investing in smaller and lower middle-market companies involves a number of significant risks, including:

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these companies may have limited financial resources and may be unable to meet their obligations under their debt securities that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing any guarantees we may have obtained in connection with our investment;

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they typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns;

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they are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us;

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they generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position;

•	they may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity; and

•	our executive officers, directors and our investment adviser may, in the ordinary course of business, be named as defendants in litigation arising from our investments in the portfolio companies.

An investment strategy focused primarily on smaller privately held companies involves a high degree of risk and presents certain challenges, including the lack of available information about these companies, a dependence on the talents and efforts of only a few key portfolio company personnel and a greater vulnerability to economic downturns.

Our portfolio will consist primarily of debt and equity investments in smaller privately owned venture capital-backed companies. Investing in venture capital-backed companies involves a number of significant risks. Typically, the debt in which we will invest is not initially rated by any rating agency; however, we believe that if such investments were rated, they would be rated below investment grade. Below investment grade securities, which are often referred to as “high yield” or “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. Compared to larger publicly owned companies, these venture capital-backed companies may be in a weaker financial position and experience wider variations in their operating results, which may make them more vulnerable to economic downturns. Typically, these companies need more capital to compete; however, their access to capital is limited and their cost of capital is often higher than that of their competitors. Our portfolio companies often face intense competition from larger companies with greater financial, technical and marketing resources and their success typically depends on the managerial talents and efforts of an individual or a small group of persons. Therefore, any loss of its key employees could affect a portfolio company’s ability to compete effectively and harm its financial condition. Further, some of these companies conduct business in regulated industries that are susceptible to regulatory changes. These factors could impair the cash flow of our portfolio companies and result in other events, such as bankruptcy. These events could limit a portfolio company’s ability to repay its obligations to us, which may have an adverse effect on the return on, or the recovery of, our investment in these businesses. Deterioration in a borrower’s financial condition and prospects may be accompanied by deterioration in the value of the loan’s collateral.

Generally, little public information exists about these companies, and we are required to rely on the ability of our investment adviser’s investment team to obtain adequate information to evaluate the potential returns from investing in these companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and we may lose money on our investments. Also, privately held companies frequently have less diverse product lines and smaller market presence than larger competitors. These factors could adversely affect our investment returns as compared to companies investing primarily in the securities of public companies.

Many of our loans will not be fully amortizing and if a borrower cannot repay or refinance such loans at maturity, our results will suffer.

Most of the loans in which we invest will not be structured to fully amortize during their lifetime. Accordingly, a significant portion of the principal amount of such a loan may be due at maturity. As of June 30, 2013, all debt instruments in the Legacy Portfolio, on a fair value basis, will not fully amortize prior to maturity. In order to create liquidity to pay the final principal payment, borrowers typically must raise additional capital. If they are unable to raise sufficient funds to repay us or we have not elected to enter into a new loan agreement providing for an extended maturity, the loan will go into default, which will require us to foreclose on the borrower’s assets, even if the loan was otherwise performing prior to maturity. This will deprive Capitala Finance from immediately obtaining full recovery on the loan and prevent or delay the reinvestment of the loan proceeds in other, more profitable investments.

Our investments in leveraged portfolio companies may be risky, and you could lose all or part of your investment.

Investment in leveraged companies involves a number of significant risks. Leveraged companies in which we invest may have limited financial resources and may be unable to meet their obligations under their loans and debt securities that we hold. Such developments may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of our realizing any guarantees that we may have obtained in connection with our investment. Smaller leveraged companies also may have less predictable operating results and may require substantial additional capital to support their operations, finance their expansion or maintain their competitive position.

Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.

Our portfolio companies may have, or may be permitted to incur, other debt that ranks equally with, or in some cases senior to, the debt in which we invest. By their terms, such debt instruments may entitle the holders to receive payment of interest or principal on or before the dates on which we are entitled to receive payments with respect to the debt instruments in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution. After repaying such senior creditors, such portfolio company may not have sufficient remaining assets to repay its obligation to us. In the case of debt ranking equally with debt instruments in which we invest, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

Second priority liens on collateral securing loans that we make to our portfolio companies may be subject to control by senior creditors with first priority liens. If there is a default, the value of the collateral may not be sufficient to repay in full both the first priority creditors and us.

Certain loans that we make are secured by a second priority security interest in the same collateral pledged by a portfolio company to secure senior debt owed by the portfolio company to commercial banks or other traditional lenders. Often the senior lender has procured covenants from the portfolio company prohibiting the incurrence of additional secured debt without the senior lender’s consent. Prior to and as a condition of permitting the portfolio company to borrow money from us secured by the same collateral pledged to the senior lender, the senior lender will require assurances that it will control the disposition of any collateral in the event of bankruptcy or other default. In many such cases, the senior lender will require us to enter into an “intercreditor agreement” prior to permitting the portfolio company to borrow from us. Typically the intercreditor agreements we will be requested to execute expressly subordinate our debt instruments to those held by the senior lender and further provide that the senior lender shall control: (i) the commencement of foreclosure or other proceedings to liquidate and collect on the collateral; (ii) the nature, timing and conduct of foreclosure or other collection proceedings; (iii) the amendment of any collateral document; (iv) the release of the security interests in respect of any collateral; and (v) the waiver of defaults under any security agreement. Because of the control we may cede to senior lenders under intercreditor agreements we may enter, we may be unable to realize the proceeds of any collateral securing some of our loans.

If we make subordinated investments, the obligors or the portfolio companies may not generate sufficient cash flow to service their debt obligations to us.

We may make subordinated investments that rank below other obligations of the obligor in right of payment. Subordinated investments are subject to greater risk of default than senior obligations as a result of adverse changes in the financial condition of the obligor or economic conditions in general. If we make a subordinated investment in a portfolio company, the portfolio company may be highly leveraged, and its relatively high debt-to-equity ratio may create increased risks that its operations might not generate sufficient cash flow to service all of its debt obligations.

The disposition of our investments may result in contingent liabilities.

We currently expect that substantially all of our investments will involve loans and private securities. In connection with the disposition of an investment in loans and private securities, we may be required to make representations about the business and financial affairs of the portfolio company typical of those made in connection with the sale of a business. We may also be required to indemnify the purchasers of such investment to the extent that any such representations turn out to be inaccurate or with respect to potential liabilities. These arrangements may result in contingent liabilities that ultimately result in funding obligations that we must satisfy through our return of distributions previously made to us.

There may be circumstances where our debt investments could be subordinated to claims of other creditors or we could be subject to lender liability claims.

Even though we may have structured most of our investments as secured loans, if one of our portfolio companies were to go bankrupt, depending on the facts and circumstances, and based upon principles of equitable subordination as defined by existing case law, a bankruptcy court could subordinate all or a portion of our claim to that of other creditors and transfer any lien securing such subordinated claim to the bankruptcy estate. The principles of equitable subordination defined by case law have generally indicated that a claim may be subordinated only if its holder is guilty of misconduct or where the senior loan is re-characterized as an equity investment and the senior lender has actually provided significant managerial assistance to the bankrupt debtor. We may also be subject to lender liability claims for actions taken by us with respect to a borrower’s business or instances where we exercise control over the borrower. It is possible that we could become subject to a lender’s liability claim, including as a result of actions taken in rendering significant managerial assistance or actions to compel and collect payments from the borrower outside the ordinary course of business. Such risk of equitable subordination may be potentially heightened with respect to various portfolio investments that we may be deemed to control. See also “—Because we expect that we will not hold controlling equity interests in most of our portfolio companies, we may not be in a position to exercise control over our portfolio companies or to prevent decisions by management of our portfolio companies that could decrease the value of our investments” and “Portfolio Companies.”

Economic recessions could impair our portfolio companies and harm our operating results.

Certain of our portfolio companies may be susceptible to an economic downturn and may be unable to repay our loans during this period. Therefore, assets may become non-performing and the value of our portfolio may decrease during this period. The adverse economic conditions also may decrease the value of collateral securing some of our loans and the value of our equity investments. A recession could lead to financial losses in our portfolio and a decrease in our revenues, net income and the value of our assets.

The lack of liquidity in our investments may adversely affect our business.

We generally invest in companies whose securities are not publicly traded, and whose securities will be subject to legal and other restrictions on resale or will otherwise be less liquid than publicly traded securities. There is no established trading market for the securities in which we invest. The illiquidity of these investments may make it difficult for us to sell these investments when desired. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we had previously recorded these investments. As a result, we do not expect to achieve liquidity in our investments in the near-term. Further, we may face other restrictions on our ability to liquidate an investment in a portfolio company to the extent that we have material non-public information regarding such portfolio company.

We have not yet identified all of the portfolio companies we will invest in using the proceeds of this offering.

While we will acquire the Legacy Portfolio in connection with this offering, we have not yet identified all of the additional potential investments for our portfolio that we will acquire with the proceeds of the offering. As a result, you will be unable to evaluate any future portfolio company investments prior to purchasing our shares in this offering. Additionally, our investment adviser will select our investments subsequent to the closing of this offering, and our stockholders will have no input with respect to such investment decisions. These factors increase the uncertainty, and thus the risk, of investing in our common stock.

Our failure to make follow-on investments in our portfolio companies could impair the value of our portfolio.

Following an initial investment in a portfolio company, we may make additional investments in that portfolio company as “follow-on” investments, in order to: (i) increase or maintain in whole or in part our equity ownership percentage; (ii) exercise warrants, options or convertible securities that were acquired in the original or a subsequent financing; or (iii) attempt to preserve or enhance the value of our investment. We may elect not to make follow-on investments or otherwise lack sufficient funds to make those investments. We will have the discretion to make any follow-on investments, subject to the availability of capital resources. The failure to make follow-on investments may, in some circumstances, jeopardize the continued viability of a portfolio company and our initial investment, or may result in a missed opportunity for us to increase our participation in a successful operation. Even if we have sufficient capital to make a desired follow-on investment, we may elect not to make a follow-on investment because we do not want to increase our concentration of risk, we prefer other opportunities, we are subject to BDC requirements that would prevent such follow-on investments, or the follow-on investment would affect our qualification as a RIC. For example, we may be prohibited under the 1940 Act from making follow-on investments in our portfolio companies that we may be deemed to “control” or in which affiliates of investment adviser are also invested.

Our ability to enter into new transactions with our affiliates, and to restructure or exit our investments in portfolio companies that we are deemed to “control” under the 1940 Act, will be restricted by the 1940 Act, which may limit the scope of investment opportunities available to us.

We are prohibited under the 1940 Act from participating in certain transactions with our affiliates without the prior approval of our independent directors and, in some cases, the SEC. Any person that owns, directly or indirectly, 5% or more of our outstanding voting securities will be our affiliate for purposes of the 1940 Act and we are generally prohibited from buying or selling any security from or to such affiliate without the prior approval of our independent directors. The 1940 Act also prohibits certain ‘‘joint’’ transactions with certain of our affiliates, which could include concurrent investments in the same company, without prior approval of our independent directors and, in some cases, the SEC. We are prohibited from buying or selling any security from or to any person that controls us or who owns more than 25% of our voting securities or certain of that person’s affiliates, or entering into prohibited joint transactions with such persons, absent the prior approval of the SEC. As a result of these restrictions, we may be prohibited from buying or selling any security (other than any security of which we are the issuer) from or to any company that is advised or managed by our investment adviser or its affiliates without the prior approval of the SEC, which may limit the scope of investment opportunities that would otherwise be available to us.

In the future, we may co-invest with investment funds, accounts and vehicles managed by our investment adviser or its affiliates when doing so is consistent with our investment strategy as well as applicable law and SEC staff interpretations. We generally will only be permitted to co-invest with such investment funds, accounts and vehicles where the only term that is negotiated is price. However, we and our investment adviser may in the future file an exemptive application with the SEC to permit greater flexibility to negotiate the terms of co-investments with investment funds, accounts and investment vehicles managed by our investment adviser or its affiliates in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. If we file this exemptive application, there can be no assurance that we will receive exemptive relief from the SEC to permit us to co-invest with investment funds, accounts and investment vehicles managed by our investment adviser or its affiliates where terms other than price are negotiated.

In addition, within the Legacy Portfolio there are investments that may be deemed to be “controlled” investment under the 1940 Act. To the extent that our investments in such portfolio companies need to be restructured or that we choose to exit these investments in the future, our ability to do so may be limited if such restructuring or exit also involves the affiliates of our investment adviser because such a transaction could be considered a joint transaction prohibited by the 1940 Act in the absence of our receipt of relief from the SEC in connection with such transaction. For example, if an affiliate of our investment adviser were required to approve a restructuring of an investment in the Legacy Portfolio and the affiliate of our investment adviser was deemed to be our affiliate, such a restructuring transaction may constitute a prohibited joint transaction under the 1940 Act.

Our portfolio may lack diversification among portfolio companies, which may subject us to a risk of significant loss if one or more of these companies defaults on its obligations under any of its debt instruments.

Our portfolio may be concentrated in a limited number of portfolio companies. For example, the 10 largest investments in the Legacy Portfolio as of June 30, 2013 represented 54.8% of the fair value of the Legacy Portfolio. Beyond the asset diversification requirements associated with our qualification as a RIC under the Code, we will not have fixed guidelines for diversification, and our investments may be concentrated in relatively few companies. As our portfolio is less diversified than the portfolios of some larger funds, we are more susceptible to failure if a single loan fails. The disposition or liquidity of a significant investment may also adversely impact our net asset value and our results of operations. Similarly, the aggregate returns we realize may be significantly adversely affected if a small number of investments perform poorly or if we need to write down the value of any one investment.

We are a non-diversified investment company within the meaning of the 1940 Act, and therefore we are not limited with respect to the proportion of our assets that may be invested in securities of a single issuer.

We are classified as a non-diversified investment company within the meaning of the 1940 Act, which means that we are not limited by the 1940 Act with respect to the proportion of our assets that we may invest in securities of a single issuer. Beyond the asset diversification requirements associated with our qualification as a RIC under the Code, we do not have fixed guidelines for diversification. To the extent that we assume large positions in the securities of a small number of issuers or our investments are concentrated in relatively few industries, our net asset value may fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or the market’s assessment of the issuer. We may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company.

Our portfolio may be concentrated in a limited number of industries, which may subject us to a risk of significant loss if there is a downturn in a particular industry in which a number of our investments are concentrated.

Our portfolio may be concentrated in a limited number of industries. A downturn in any particular industry in which we are invested could significantly impact the aggregate returns we realize.

As of June 30, 2013, our investments in the quick service restaurant industry represented approximately 14% of the fair value of the Legacy Portfolio and our investments in the professional employer organization, industrial equipment rental and sales and marketing services industries each represented approximately 7% of the fair value of the Legacy Portfolio. If an industry in which we have significant investments suffers from adverse business or economic conditions, as these industries have to varying degrees, a material portion of our investment portfolio could be affected adversely, which, in turn, could adversely affect our financial position and results of operations.

Because we expect that we will not hold controlling equity interests in most of our portfolio companies, we may not be in a position to exercise control over our portfolio companies or to prevent decisions by management of our portfolio companies that could decrease the value of our investments.

We currently hold controlling equity positions in eight portfolio companies. Although we may do so in the future, we expect that we will not hold controlling equity positions in most of our portfolio companies. If we do not hold a controlling equity position in a portfolio company, we are subject to the risk that the portfolio company may make business decisions with which we disagree, and that the management and/or stockholders of the portfolio company may take risks or otherwise act in ways that are adverse to our interests. Due to the lack of liquidity of the debt and equity investments that we typically hold in our portfolio companies, we may not be able to dispose of our investments in the event we disagree with the actions of a portfolio company and may therefore suffer a decrease in the value of our investments. See “Portfolio Companies.”

Defaults by our portfolio companies will harm our operating results.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize our portfolio company’s ability to meet its obligations under the debt securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company. Any extension or restructuring of our loans could adversely affect our cash flows. In addition, if one of our portfolio companies were to go bankrupt, even though we may have structured our interest as senior debt, depending on the facts and circumstances, including the extent to which we actually provided managerial assistance to that portfolio company, a bankruptcy court might recharacterize our debt holding and subordinate all or a portion of our claim to that of other creditors. If any of these occur, it could materially and adversely affect our operating results and cash flows.

If our portfolio companies are unable to protect their proprietary, technological and other intellectual property rights, our business and prospects could be harmed, and if portfolio companies are required to devote significant resources to protecting their intellectual property rights, the value of our investment could be reduced.

Our future success and competitive position will depend in part upon the ability of our portfolio companies to obtain, maintain and protect proprietary technology used in their products and services. The intellectual property held by our portfolio companies often represents a substantial portion of the collateral securing our investments and/or constitutes a significant portion of the portfolio companies’ value that may be available in a downside scenario to repay our loans. Our portfolio companies will rely, in part, on patent, trade secret and trademark law to protect that technology, but competitors may misappropriate their intellectual property, and disputes as to ownership of intellectual property may arise. Portfolio companies may, from time to time, be required to institute litigation to enforce their patents, copyrights or other intellectual property rights, protect their trade secrets, determine the validity and scope of the proprietary rights of others or defend against claims of infringement. Such litigation could result in substantial costs and diversion of resources. Similarly, if a portfolio company is found to infringe or misappropriate a third-party’s patent or other proprietary rights, it could be required to pay damages to the third-party, alter its products or processes, obtain a license from the third-party and/or cease activities utilizing the proprietary rights, including making or selling products utilizing the proprietary rights. Any of the foregoing events could negatively affect both the portfolio company’s ability to service our debt investment and the value of any related debt and equity securities that we own, as well as any collateral securing our investment.

Any unrealized losses we experience on our loan portfolio may be an indication of future realized losses, which could reduce our income available for distribution.

As a BDC, we will be required to carry our investments at market value or, if no market value is ascertainable, at the fair value as determined in good faith by our Board of Directors. Decreases in the market values or fair values of our investments will be recorded as unrealized depreciation. Any unrealized losses in our loan portfolio could be an indication of a portfolio company’s inability to meet its repayment obligations to us with respect to the affected loans. This could result in realized losses in the future and ultimately in reductions of our income available for distribution in future periods.

Prepayments of our debt investments by our portfolio companies could adversely impact our results of operations and reduce our return on equity.

We will be subject to the risk that the investments we make in our portfolio companies may be repaid prior to maturity. When this occurs, we will generally reinvest these proceeds in temporary investments or repay any revolving credit facility, depending on expected future investment in new portfolio companies. Temporary investments will typically have substantially lower yields than the debt being prepaid and we could experience significant delays in reinvesting these amounts. Any future investment in a new portfolio company may also be at lower yields than the debt that was repaid. As a result, our results of operations could be materially adversely affected if one or more of our portfolio companies elect to prepay amounts owed to us. Additionally, prepayments could negatively impact our return on equity, which could result in a decline in the market price of our common stock.

We may not realize gains from our equity investments.

Certain investments that we may make in the future include warrants or other equity securities. Investments in equity securities involve a number of significant risks, including the risk of further dilution as a result of additional issuances, inability to access additional capital and failure to pay current distributions. Investments in preferred securities involve special risks, such as the risk of deferred distributions, credit risk, illiquidity and limited voting rights. In addition, we may from time to time make non-control, equity investments in portfolio companies. Our goal is ultimately to realize gains upon our disposition of such equity interests. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience. We also may be unable to realize any value if a portfolio company does not have a liquidity event, such as a sale of the business, recapitalization or public offering, which would allow us to sell the underlying equity interests. We will often seek puts or similar rights to give us the right to sell our equity securities back to the portfolio company issuer. We may be unable to exercise these puts rights for the consideration provided in our investment documents if the issuer is in financial distress.

We may expose ourselves to risks if we engage in hedging transactions.

If we engage in hedging transactions, we may expose ourselves to risks associated with such transactions. We may utilize instruments such as forward contracts, currency options and interest rate swaps, caps, collars and floors to seek to hedge against fluctuations in the relative values of our portfolio positions from changes in currency exchange rates and market interest rates. Hedging against a decline in the values of our portfolio positions does not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of such positions decline. However, such hedging can establish other positions designed to gain from those same developments, thereby offsetting the decline in the value of such portfolio positions. Such hedging transactions may also limit the opportunity for gain if the values of the underlying portfolio positions increase. It may not be possible to hedge against an exchange rate or interest rate fluctuation that is so generally anticipated that we are not able to enter into a hedging transaction at an acceptable price. Moreover, for a variety of reasons, we may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Any such imperfect correlation may prevent us from achieving the intended hedge and expose us to risk of loss. In addition, it may not be possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies because the value of those securities is likely to fluctuate as a result of factors not related to currency fluctuations.

Risks Relating to This Offering

Before this offering, there will be no public market for our common stock, and we cannot assure you that the market price of shares of our common stock will not decline following this offering, including below our then current net asset value per share, which has in the past frequently occurred with respect to other closed-end management companies.

Before this offering, there will be no public market for our common stock, and we cannot assure you that one will develop or be sustained after this offering. We cannot predict the prices at which our common stock will trade. The initial public offering price for our common stock will be determined through our negotiations with the underwriters and may not bear any relationship to the market price at which it may trade after this offering. In addition, shares of closed-end management investment companies have in the past frequently traded at discounts to their net asset values and our stock may also be discounted in the market. This characteristic of closed-end management investment companies is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether shares of our common stock will trade above, at or below our net asset value. The risk of loss associated with this characteristic of closed-end management investment companies may be greater for investors expecting to sell shares of common stock purchased in the offering soon after the offering. In addition, if our common stock trades below its net asset value, we will generally not be able to sell additional shares of our common stock to the public at its market price without first obtaining the approval of our stockholders (including our unaffiliated stockholders) and our independent directors for such issuance.

Our common stock price may be volatile and may decrease substantially.

The trading price of our common stock may fluctuate substantially. The price of our common stock that will prevail in the market after this offering may be higher or lower than the price you pay, depending on many factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include, but are not limited to, the following:

•	price and volume fluctuations in the overall stock market from time to time;

•	investor demand for our shares;

•

significant volatility in the market price and trading volume of securities of business development companies or other companies in our sector, which are not necessarily related to the operating performance of these companies;

•	changes in regulatory policies or tax guidelines with respect to RICs, BDCs or SBICs;

•	failure to qualify as a RIC, or the loss of RIC status;

•	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

•	changes, or perceived changes, in the value of our portfolio investments;

•	departures of Capitala Investment Advisors’ key personnel;

•	operating performance of companies comparable to us; or

•	general economic conditions and trends and other external factors.

In the past, following periods of volatility in the market price of a company’s securities, securities class action litigation has often been brought against that company. Due to the potential volatility of our stock price once a market for our stock is established, we may become the target of securities litigation in the future. Securities litigation could result in substantial costs and divert management’s attention and resources from our business.

The value of the Legacy Portfolio may decrease before or after it is valued for the Formation Transactions.

If the value of the Legacy Portfolio decreases after it is valued for the Formation Transactions, but prior to the Formation Transactions, the Legacy Investors will acquire a relatively greater portion of the shares of Capitala Finance than if the Legacy Portfolio was accurately valued at the time of the Formation Transactions. In turn, a related write-down would reduce our net assets after completion of this offering.

We are required to obtain consents or waivers in connection with the transfer of certain assets in the Legacy Portfolio.

The documents governing the Legacy Funds’ investments in certain portfolio companies that we will acquire directly through an asset purchase agreement include provisions that may require us to obtain the consent of, or a waiver of certain rights from, the portfolio company, certain of its affiliates and/or other third parties in order to transfer such investment or associated rights (e.g., board observation rights or the right to act as agent under a syndicated loan) to us through the Formation Transactions. There can be no assurance that such third parties will provide the necessary consents or waivers in order for us to acquire all of the investments in the Legacy Portfolio and/or all rights associated therewith. While we do not currently expect anyone to refuse to provide such consents or waivers, if we are unable to receive a necessary consent or waiver, we may not be able to acquire such portfolio investment as contemplated in this prospectus or acquire all associated rights in connection therewith.

We cannot assure you that we will be able to successfully deploy the proceeds of our initial public offering within the timeframe we have contemplated.

We anticipate that substantially all of the net proceeds of this offering will be invested in accordance with our investment objective and strategies described in this prospectus within six to nine months from the consummation of this offering. We cannot assure you, however, that we will be able to locate a sufficient number of suitable investment opportunities to allow us to successfully deploy substantially all of the net proceeds of this offering in that timeframe. To the extent we are unable to invest substantially all of the net proceeds of this offering within our contemplated timeframe, our investment income, and in turn our results of operations, will likely be materially adversely affected.

We will have broad discretion over the use of proceeds of our initial public offering and will use proceeds in part to satisfy operating expenses.

We will have significant flexibility in applying the proceeds of this offering and may use the net proceeds from this offering in ways with which you may not agree, or for purposes other than those contemplated at the time of this offering. We will also pay operating expenses, and may pay other expenses such as due diligence expenses of potential new investments, from net proceeds. Our ability to achieve our investment objective may be limited to the extent that net proceeds of this offering, pending full investment, are used to pay operating expenses.

We are an “emerging growth company” under the JOBS Act, and we cannot be certain if the reduced disclosure requirements applicable to emerging growth companies will make our common stock less attractive to investors.

We are and we will remain an “emerging growth company” as defined in the JOBS Act until the earlier of (a) the last day of the fiscal year (i) following the fifth anniversary of the completion of this offering, (ii) in which we have total annual gross revenue of at least $1.0 billion, or (iii) in which we are deemed to be a large accelerated filer, which means the market value of our common stock that is held by non-affiliates exceeds $700 million as of the end of the previous second fiscal quarter, and (b) the date on which we have issued more than $1.0 billion in non-convertible debt during the prior three-year period. For so long as we remain an “emerging growth company” we may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not “emerging growth companies” including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act. We cannot predict if investors will find our common stock less attractive because we will rely on some or all of these exemptions. If some investors find our common stock less attractive as a result, there may be a less active trading market for our common stock and our stock price may be more volatile.

In addition, Section 107 of the JOBS Act also provides that an “emerging growth company” may take advantage of the extended transition period provided in Section 7(a)(2)(B) of the Securities Act for complying with new or revised accounting standards. In other words, an “emerging growth company” can delay the adoption of certain accounting standards until those standards would otherwise apply to private companies. We are choosing to take advantage of the extended transition period for complying with new or revised accounting standards, which may make it more difficult for investors and securities analysts to evaluate us since our financial statements may not be comparable to companies that comply with public company effective dates and may result in less investor confidence.

Our Board of Directors will be authorized to reclassify any unissued shares of common stock into one or more classes of preferred stock, which could convey special rights and privileges to its owners.

Under Maryland General Corporation Law and our charter, our Board of Directors will be authorized to classify and reclassify any authorized but unissued shares of stock into one or more classes of stock, including preferred stock. Prior to issuance of shares of each class or series, our Board of Directors will be required by Maryland law and our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, our Board of Directors could authorize the issuance of shares of preferred stock with terms and conditions that could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. The cost of any such reclassification would be borne by our common stockholders. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a BDC. In addition, the 1940 Act provides that holders of preferred stock are entitled to vote separately from holders of common stock to elect two preferred stock directors. We currently have no plans to issue preferred stock. The issuance of preferred shares convertible into shares of common stock may also reduce the net income and net asset value per share of our common stock upon conversion, provided, that we will only be permitted to issue such convertible preferred stock to the extent we comply with the requirements of Section 61 of the 1940 Act, including obtaining common stockholder approval. These effects, among others, could have an adverse effect on your investment in our common stock.

Provisions of the Maryland General Corporation Law and of our charter and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock.

The Maryland General Corporation Law and our charter and bylaws contain provisions that may discourage, delay or make more difficult a change in control of Capitala Finance or the removal of our directors. We are subject to the Maryland Business Combination Act, subject to any applicable requirements of the 1940 Act. Our Board of Directors has adopted a resolution exempting from the Business Combination Act any business combination between us and any other person, subject to prior approval of such business combination by our board, including approval by a majority of our independent directors. If the resolution exempting business combinations is repealed or our board does not approve a business combination, the Business Combination Act may discourage third parties from trying to acquire control of us and increase the difficulty of consummating such an offer. Our bylaws exempt from the Maryland Control Share Acquisition Act acquisitions of our stock by any person. If we amend our bylaws to repeal the exemption from the Control Share Acquisition Act, the Control Share Acquisition Act also may make it more difficult for a third-party to obtain control of us and increase the difficulty of consummating such a transaction.

We have also adopted measures that may make it difficult for a third-party to obtain control of us, including provisions of our charter classifying our Board of Directors in three classes serving staggered three-year terms, and authorizing our Board of Directors to classify or reclassify shares of our stock in one or more classes or series, to cause the issuance of additional shares of our stock, to amend our charter without stockholder approval and to increase or decrease the number of shares of stock that we have authority to issue. These provisions, as well as other provisions of our charter and bylaws, may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of our stockholders.

The foregoing provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board of Directors. However, these provisions may deprive a shareholder of the opportunity to sell such shareholder’s shares at a premium to a potential acquirer. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms. Our Board of Directors has considered both the positive and negative effects of the foregoing provisions and determined that they are in the best interest of our shareholders. See “Description of Our Capital Stock — Certain Provisions of the Maryland General Corporation Law and Our Charter and Bylaws.”

Sales of substantial amounts of our common stock in the public market may have an adverse effect on the market price of our common stock.

All of the common stock to be issued to our officers, directors, and Legacy Investors, representing approximately 9.0 million shares, or approximately 69% of our total outstanding shares subsequent to completion of this offering (or approximately 66% of our total outstanding shares subsequent to completion of this offering if the over-allotment option is exercised), will be subject to lock-up periods of at least 180 days. Upon expiration of this lock-up period, or earlier upon the consent of Deutsche Bank Securities Inc., UBS Securities LLC and Barclays Capital Inc. such shares will generally be freely tradable in the public market, subject to the provisions of Rule 144 promulgated under the Securities Act. Sales of substantial amounts of our common stock, or the availability of such common stock for sale, could adversely affect the prevailing market prices for our common stock. If this occurs and continues, it could impair our ability to raise additional capital through the sale of securities should we desire to do so.

FORWARD-LOOKING STATEMENTS

This prospectus contains forward-looking statements that involve substantial risks and uncertainties. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about Capitala Finance, our current and prospective portfolio investments, our industry, our beliefs, and our assumptions. Words such as “anticipates,” “expects,” “intends,” “plans,” “will,” “may,” “continue,” “believes,” “seeks,” “estimates,” “would,” “could,” “should,” “targets,” “projects,” and variations of these words and similar expressions are intended to identify forward-looking statements. The forward-looking statements contained in this prospectus involve risks and uncertainties, including statements as to:

•	our future operating results;

•	our business prospects and the prospects of our portfolio companies;

•	the impact of investments that we expect to make;

•	our contractual arrangements and relationships with third parties;

•	the dependence of our future success on the general economy and its impact on the industries in which we invest;

•	the ability of our portfolio companies to achieve their objectives;

•	our expected financings and investments;

•	our ability to obtain exemptive relief from the SEC to co-invest and to engage in joint restructuring transactions or joint follow-on investments;

•	the adequacy of our cash resources and working capital; and

•	the timing of cash flows, if any, from the operations of our portfolio companies.

These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements, including without limitation:

•

an economic downturn could impair our portfolio companies’ ability to continue to operate or repay their borrowings, which could lead to the loss of some or all of our investments in such portfolio companies;

•	a contraction of available credit and/or an inability to access the equity markets could impair our lending and investment activities;

•	interest rate volatility could adversely affect our results, particularly if we use leverage as part of our investment strategy; and

•	the risks, uncertainties and other factors we identify in “Risk Factors” and elsewhere in this prospectus and in our filings with the SEC.

Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions also could be inaccurate. Important assumptions include our ability to originate new loans and investments, certain margins and levels of profitability and the availability of additional capital. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this prospectus should not be regarded as a representation by us that our plans and objectives will be achieved. These risks and uncertainties include those described or identified in “Risk Factors” and elsewhere in this prospectus. You should not place undue reliance on these forward-looking statements, which apply only as of the date of this prospectus. We undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, unless required by law or SEC rule or regulation.

You should understand that, under Sections 27A(b)(2)(B) of the Securities Act and Section 21E(b)(2)B of the Exchange Act, the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 do not apply to statements made in connection with any offering of securities pursuant to this prospectus.

USE OF PROCEEDS

We estimate that the net proceeds we will receive from the sale of 4.0 million shares of our common stock in this offering will be approximately $74.25 million, after deducting underwriting discounts and commissions (sales load) of approximately $4.0 million and offering expenses of approximately $1.75 million, or approximately $85.65 million if the underwriters exercise their over-allotment option in full, after deducting aggregate underwriting discounts and commissions (sales load) of approximately $4.6 million and aggregate offering expenses of $1.75 million, assuming an initial public offering price of $20.00 per share. We do not expect that investors in this offering will experience dilution because our stockholders immediately prior to pricing of this offering will bear the discounts and commissions (sales load) and offering expenses through a reduction in the number of shares and, correspondingly, the value they will receive for their respective interests in the two SBIC subsidiaries we will acquire prior to pricing of this offering.

We plan to use the net proceeds of this offering for new investments in portfolio companies in accordance with our investment objective and strategies described in this prospectus and for general working capital purposes. We will also pay operating expenses, including advisory and administrative fees and expenses, and may pay other expenses such as due diligence expenses of potential new investments, from the net proceeds of this offering. We anticipate that substantially all of the net proceeds of this offering will be used for the above purposes within six to nine months from the consummation of this offering, depending on the availability of appropriate investment opportunities consistent with our investment objective and market conditions. We cannot assure you we will achieve our targeted investment pace. We expect that it may take more than three months to invest all of the net proceeds of this offering, in part because investments in private companies often require substantial research and due diligence.

Pending such investments, we will invest the net proceeds primarily in cash, cash equivalents, U.S. government securities and other high-quality temporary investments that mature in one year or less from the date of investment. For the first twelve months following this offering, Capitala Investment Advisors has agreed to waive the portion of the base management fee payable on cash and cash equivalents held at the Capitala Finance level, excluding cash and cash equivalents held by the Legacy Funds that will be acquired by Capitala Finance in connection with the Formation Transactions. Otherwise, the management fee payable by us will not be reduced while our assets are invested in temporary investments. See “Regulation as a Business Development Company — Temporary Investments” for additional information about temporary investments we may make while waiting to make longer-term investments in pursuit of our investment objective.

DISTRIBUTIONS

To the extent that we have income available, we intend to make quarterly distributions to our stockholders for the first four full quarters subsequent to this offering and then make monthly distributions thereafter. Our monthly stockholder distributions, if any, will be determined by our Board of Directors on a quarterly basis. Any distribution to our stockholders will be declared out of assets legally available for distribution. Distributions in excess of current and accumulated earnings and profits will be treated as a non-taxable return of capital to the extent of an investor’s basis in our stock and, assuming that an investor holds our stock as a capital asset, thereafter as a capital gain. Generally, a non-taxable return of capital will reduce an investor’s basis in our stock for federal tax purposes, which will result in higher tax liability when the stock is sold.

Capitala Finance’s first quarterly distribution, which will be payable for the quarter ended December 31, 2013, is expected to be approximately $0.47 per share. The amount of the distribution will be proportionately reduced to reflect the number of days remaining in the quarter after the completion of this offering. The actual amount of such distribution, if any, remains subject to approval by Capitala Finance’s board of directors, and there can be no assurance that the distribution will be $0.47 per share. This distribution payment is contingent upon the completion of this offering. Purchasers in this offering will be entitled to receive this distribution payment. We anticipate that the distribution will be paid from post-offering taxable earnings, including interest and capital gains generated by our investment portfolio. However, if we do not generate sufficient taxable earnings during the year, the distribution may constitute a return of capital, which is a return of a portion of a shareholder’s original investment in our common stock.

We intend to elect to be treated, and intend to qualify annually thereafter, as a RIC under the Code, beginning with our first taxable year ending December 31, 2013. To obtain and maintain RIC tax treatment, we must distribute at least 90% of our net ordinary income and net short-term capital gains in excess of our net long-term capital losses, if any, to our stockholders. In order to avoid certain excise taxes imposed on RICs, we currently intend to distribute during each calendar year an amount at least equal to the sum of: (a) 98% of our net ordinary income for such calendar year; (b) 98.2% of our capital gain net income for the one-year period ending on October 31 of the calendar year; and (c) any net ordinary income and capital gain net income for preceding years that were not distributed during such years and on which we previously paid no U.S. federal income tax.

We currently intend to distribute net capital gains (i.e., net long-term capital gains in excess of net short-term capital losses), if any, at least annually out of the assets legally available for such distributions. However, we may decide in the future to retain such capital gains for investment and elect to treat such gains as deemed distributions to you. If this happens, you will be treated for U.S. federal income tax purposes as if you had received an actual distribution of the capital gains that we retain and reinvested the net after tax proceeds in us. In this situation, you would be eligible to claim a tax credit (or in certain circumstances a tax refund) equal to your allocable share of the tax we paid on the capital gains deemed distributed to you. See “Material U.S. Federal Income Tax Considerations.” We cannot assure you that we will achieve results that will permit us to pay any cash distributions, and if we issue senior securities, we may be prohibited from making distributions if doing so would cause us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if such distributions are limited by the terms of any of our borrowings.

Unless you elect to receive your distributions in cash, we intend to make such distributions in additional shares of our common stock under our dividend reinvestment plan. Although distributions paid in the form of additional shares of our common stock will generally be subject to U.S. federal, state and local taxes in the same manner as cash distributions, investors participating in our dividend reinvestment plan will not receive any corresponding cash distributions with which to pay any such applicable taxes. If you hold shares of our common stock in the name of a broker or financial intermediary, you should contact such broker or financial intermediary regarding your election to receive distributions in cash, in lieu of shares of our common stock. Any distributions reinvested through the issuance of shares through our dividend reinvestment plan will increase our gross assets on which the base management fee and the incentive fee are determined and paid to Capitala Investment Advisors. See “Dividend Reinvestment Plan.”

CAPITALIZATION

The following table sets forth our cash and capitalization:

•	on an actual basis as of May 24, 2013;

•	on a pro forma basis to reflect the Formation Transactions; and

•	on a pro forma, as adjusted, basis to reflect the Formation Transactions and the sale of our common stock in this offering.

	Actual	Pro Forma	Pro Forma As Adjusted
Assets
Cash	$100,000	$59,140,744	$133,390,744
Investments, at fair value	—	326,267,511	326,267,511
Interest Receivable	—	1,465,148	1,465,148
Other Assets	—	6,479,499	6,479,499

Total assets	$100,000	$393,352,901	$467,602,901

Liabilities
SBA-guaranteed debentures payable	$—	$202,200,000	$202,200,000
Other liabilities	36,362	537,788	537,788

Stockholders’ equity
Common stock, par value $0.01 per share; 100,000,000 shares authorized; 100 shares outstanding, actual; 8,974,420 shares outstanding, pro forma; 12,974,420 shares outstanding, pro forma, as adjusted	1	89,742	129,742
Capital in excess of par value	63,637	190,525,371	264,735,371

Total stockholders’ equity	63,638	190,615,113	264,865,113

Total Liabilities & Stockholders’ equity	$100,000	$393,352,901	$467,602,901

Notes to Table

(1)	The pro forma and the pro forma as adjusted columns are based on the portfolio valuations of the Legacy Portfolio as of June 30, 2013 and also reflect distributions paid to the Legacy Investors after June 30, 2013 and the other recent events relating to the Legacy Portfolio set forth in “Summary—Recent Portfolio Developments.”
(2)	Our stockholders immediately prior to the pricing of this offering will bear any underwriting discounts and commissions (the sales load) and offering expenses through a reduction in the number of shares, and correspondingly, the value they will receive for their respective interests in the two SBIC-licensed subsidiaries we will acquire prior to pricing of this offering. See “Use of Proceeds.”
(3)	Does not include 600,000 shares issuable pursuant to the over-allotment option granted to the underwriters.

FORMATION TRANSACTIONS

Capitala Finance is a newly organized Maryland corporation formed on February 21, 2013 for the purpose of acquiring equity interests or assets of existing private funds, raising capital in this offering and thereafter operating as an externally managed, closed-end, non-diversified management investment company that has elected to be regulated as a BDC under the 1940 Act. Subject to final SBA approval, after completion of the Formation Transactions, we will have two SBIC-licensed subsidiaries that also intend to elect to be treated as BDCs under the 1940 Act. The Formation Transactions will be executed as follows:

•

100.0% of the limited partnership interests of Fund II, as well as 100.0% of the membership interests in its general partner, which were collectively valued at approximately $52.8 million as of June 30, 2013, will be exchanged for approximately 2.4 million shares of our common stock to be distributed to the limited partners of Fund II and its general partner, based on the June 30, 2013 valuation set forth above, adjusted for assets that were acquired or disposed of by the Legacy Funds, as well as earnings, capital contributions and distributions paid to the Legacy Investors, subsequent to June 30, 2013, and assuming an initial offering price of $20.00 per share in this offering. Our Board of Directors will determine and approve the final aggregate consideration paid for such interests. Fund II had approximately $108 million of total assets and liabilities of approximately $52.2 million of SBA-guaranteed debentures outstanding as of June 30, 2013.

•

100.0% of the limited partnership interests of Fund III, 100.0% of the membership interests in its general partner, and certain assets of Fund III Parent Fund, which were collectively valued at approximately $128.5 million as of June 30, 2013, will be exchanged for approximately 6.2 million shares of our common stock to be distributed to the sole limited partner of Fund III and its general partner, based on the June 30, 2013 valuation set forth above, adjusted for assets that were acquired or disposed of by the Legacy Funds, as well as earnings, capital contributions and distributions paid to the Legacy Investors, subsequent to June 30, 2013, and assuming an initial offering price of $20.00 per share in this offering. Our Board of Directors will determine and approve the final aggregate consideration paid for such interests. Fund III had approximately $278.4 million of total assets and liabilities of approximately $150 million of SBA-guaranteed debentures outstanding as of June 30, 2013.

•

100.0% of the limited partnership interests in Florida Sidecar Fund, as well as 100.0% of the membership interests in its general partner, which were collectively valued at $2.2 million as of June 30, 2013, in exchange for an aggregate of approximately 0.1 million shares of our common stock issued to the limited partners of Florida Sidecar Fund and its general partner.

•

We will acquire certain assets of Fund I, valued at $8.5 million as of June 30, 2013 ($7.2 million as of the Formation Transactions) in exchange for an aggregate of approximately 0.3 million shares of our common stock issued to Fund I.

The portfolio companies that issued all of the securities that Capitala Finance will acquire from Fund I, Fund III Parent and Florida Sidecar Fund are also portfolio companies of either Fund II or Fund III.

We received conditional SBA approval to permit completion of the Formation Transactions, which approval is conditioned upon our completion of this offering and the Formation Transactions in the manner described in this prospectus. Subject to final SBA approval, upon completion of the Formation Transactions, we will own the Legacy Portfolio, which had a collective value of approximately $315.6 million as of June 30, 2013, subject to adjustment to reflect any changes in the value of such membership and general partner interests through the date of the Formation Transactions.

As a result of the Formation Transactions, the holders of the general partner interests of the Legacy Funds have agreed to forego approximately $4.0 million of consideration for their interests in the Legacy Funds in order to offset the underwriting discounts and commissions we will incur in connection with this offering. Such holders will receive the balance of the consideration for their general partner interests in the form of shares of our common stock that will remain subject to certain transfer and sale restrictions.

As described above, we will issue an aggregate of approximately 9.0 million shares of our common stock to the Legacy Investors, which reflects a reduction in the number of shares that the Legacy Investors would otherwise be entitled to receive (approximately 0.3 million shares) because the holders of the general partner interests of the Legacy Funds will bear the discounts and commissions (sales load) and all Legacy Investors will bear the offering expenses of this offering. The Legacy Investors will each enter into lock-up agreements that restrict the disposition of our shares. See “Underwriting.” We will also assume an aggregate of $202.2 million of the Legacy Funds’ SBA-guaranteed debentures. After the Formation Transactions, we estimate that our pro forma net asset value per share will be approximately $20.00, reflecting the fair value of the Legacy Portfolio as of June 30, 2013, adjusted for assets that were acquired or disposed of by the Legacy Funds, as well as earnings, capital contributions and distributions paid to the Legacy Investors, subsequent to June 30, 2013. Additional information regarding the Legacy Portfolio is set forth under “Portfolio Companies” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” as well as in the schedules of investments and the related notes thereto included in this prospectus.

We do not expect that investors in this offering will experience dilution because certain of our stockholders immediately prior to pricing of this offering will bear the discounts and commissions (sales load) and offering expenses through a reduction in the number of shares and, correspondingly, the value they will receive for their respective interests in the Legacy Funds.

Set forth below is a diagram of our organizational structure following the Formation Transactions:

1.	Capitala Finance also owns 100% of the general partners of each of Florida Sidecar Fund, Fund II and Fund III. The general partners do not hold any portfolio investments.
2.	Includes the investments acquired from Fund I and Fund III Parent through the Formation Transactions.

For a discussion of our share ownership after the Formation Transactions, see “Control Persons and Principal Stockholders.”

SELECTED FINANCIAL AND OTHER DATA

The selected historical financial and other data below reflects the operations of CapitalSouth Partners Fund II Limited Partnership. The selected financial data at and for the fiscal years ended December 31, 2012 and 2011 has been derived from our financial statements that have been audited by Dixon Hughes Goodman LLP, an independent registered public accounting firm. The selected financial data at and for the six months ended June 30, 2013 and June 30, 2012 has been derived from unaudited financial data, but in the opinion of management, reflect all adjustments (consisting only of normal recurring adjustments) that are necessary to present fairly the results for such interim periods. Interim results at and for the six months ended June 30, 2013 are not necessarily indicative of the results that may be expected for the year ending December 31, 2013. You should read this selected financial and other data in conjunction with our “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the financial statements and notes thereto included in this prospectus.

	Six Months Ended June 30,		Years Ended December 31,
	2013	2012	2012	2011
	(unaudited)
Income statement data:
Investment Income:
Total interest, fee and dividend income	$4,082,794	$3,676,742	$8,149,190	$6,930,401
Interest income from cash and cash equivalent investments	14,049	27,066	48,023	110,234
Income from pass-through entities	339,477	171,152	171,152	147,957
Other income	—	—	22,333	—

Total investment income	4,436,320	3,874,960	8,390,698	7,188,592
Expenses:
Interest expense	1,525,800	1,533,691	3,082,786	2,941,582
Management fees	658,905	722,851	1,583,666	1,039,188
General and administrative expenses	89,584	46,340	47,732	99,722

Total expenses	2,274,289	2,302,882	4,714,184	4,080,492

Net realized gain (loss) on investments	364,686	141,679	506,515	666,869
Net unrealized appreciation (depreciation) of investments	2,118,732	4,690,230	10,113,545	5,980,280

Total net gain (loss) on investments	2,483,418	4,831,909	10,620,060	6,647,149

Net income	$4,645,449	$6,403,987	$14,296,574	$9,755,249

Balance sheet data (as of period end):
Assets:
Investments at fair value	$95,500,998	$84,074,801	$91,959,499	$75,340,267
Cash and cash equivalents	8,567,842	11,255,966	9,865,912	9,142,188
Interest and fees receivable	602,553	518,021	591,174	519,573
Due from related parties	2,573,917	212,430	257,470	141,612
Deferred financing fees	753,120	948,080	850,600	1,045,560

Total Assets	$107,998,430	$97,009,298	$103,524,655	$86,189,200

Liabilities and partners’ capital:
Accounts payable and accrued expenses	$979,888	$1,141,646	$999,331	$1,159,866
Due to related parties	0	0	152,231	255,664
SBA-guaranteed debentures payable	52,200,000	52,200,000	52,200,000	52,200,000

Total liabilities	53,179,888	53,341,646	53,351,562	53,615,530
Total partners’ capital	54,818,542	43,667,652	50,173,093	32,573,670

Total liabilities and partners’ capital	$107,998,430	$97,009,298	$103,524,655	$86,189,200

Other data (as of period end):
Weighted average yield on debt investments	14.1%	14.2%	14.0%	14.0%
Number of portfolio companies	40	36	38	32

The selected historical financial and other data below reflects the operations of CapitalSouth Partners SBIC Fund III, L.P. The selected financial data at and for the fiscal years ended December 31, 2012 and 2011 has been derived from our financial statements that have been audited by Dixon Hughes Goodman LLP, an independent registered public accounting firm. The selected financial data at and for the six months ended June 30, 2013 and June 30, 2012 has been derived from unaudited financial data, but in the opinion of management, reflect all adjustments (consisting only of normal recurring adjustments) that are necessary to present fairly the results for such interim periods. Interim results at and for the six months ended June 30, 2013 are not necessarily indicative of the results that may be expected for the year ending December 31, 2013. You should read this selected financial and other data in conjunction with our “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the financial statements and notes thereto included in this prospectus.

	Six Months Ended June 30,		Years Ended December 31,
	2013	2012	2012	2011
	(unaudited)
Income statement data:
Investment Income:
Total interest, fee and dividend income	$8,898,982	$7,369,830	$16,367,080	$10,254,907
Interest income from cash and cash equivalent investments	61,372	52,503	92,261	131,433
Income from pass-through entities	1,022,263	228	228	39,201

Total investment income	9,982,617	7,422,561	16,459,569	10,425,541
Expenses:
Interest expense	2,764,615	2,232,062	4,769,866	2,534,435
Management fees	1,347,868	938,750	2,428,221	1,595,952
General and administrative expenses	85,699	71,349	72,173	484,011

Total expenses	4,198,182	3,242,161	7,270,260	4,614,398

Net realized gain (loss) on investments	—	190,170	1,084,230	2,295,016
Net unrealized appreciation (depreciation) of investments	3,342,482	8,961,059	24,405,400	7,481,414

Total net gain (loss) on investments	3,342,482	9,151,229	25,489,630	9,776,430

Net income	$9,126,917	$13,331,629	$34,678,939	$15,587,573

Balance sheet data (as of period end):
Assets:
Investments at fair value	$205,671,602	$159,969,959	$190,245,008	$136,709,638
Cash and cash equivalents	65,392,524	33,320,771	20,504,282	14,787,856
Interest and fees receivable	1,599,473	1,021,070	1,334,419	853,007
Due from related parties	1,616,764	2,549,472	1,235,987	1,742,322
Deferred financing fees	4,091,643	3,958,726	3,732,163	3,322,393

Total Assets	$278,372,006	$200,819,998	$217,051,859	$157,415,216

Liabilities and partners’ capital:
Accounts payable and accrued expenses	$1,757,800	$1,677,688	$1,562,239	$1,104,535
Due to related parties	2,245,959	—
SBA-guaranteed debentures payable	150,000,000	125,000,000	125,000,000	90,000,000

Total liabilities	154,003,759	126,677,688	126,562,239	91,104,535
Total partners’ capital	124,368,247	74,142,310	90,489,620	66,310,681

Total liabilities and partners’ capital	$278,372,006	$200,819,998	$217,051,859	$157,415,216

Other data (as of period end):
Weighted average yield on debt investments	13.7%	13.6%	13.4%	13.2%
Number of portfolio companies	32	28	30	24

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following discussion should be read in conjunction with our financial statements and related notes and other financial information appearing elsewhere in this prospectus. In addition to historical information, the following discussion and other parts of this prospectus contain forward-looking information that involves risks and uncertainties. Our actual results could differ materially from those anticipated by such forward-looking information due to the factors discussed under “Risk Factors” and “Forward-Looking Statements” appearing elsewhere herein.

Overview

We are a newly formed, externally managed non-diversified closed-end management investment company that intends to elect to be treated as a BDC under the 1940 Act prior to the consummation of this offering. Our investment objective is to generate both current income and capital appreciation through debt and equity investments. We will be managed by Capitala Investment Advisors, and Capitala Advisors Corp. will provide the administrative services necessary for us to operate.

We were formed to continue and expand the business of the Legacy Funds. As part of this continuation and expansion, we plan to provide capital to smaller and lower middle-market companies in the United States, with a non-exclusive emphasis on the Southeast, Southwest and Mid-Atlantic regions. We plan to invest primarily in companies with a history of earnings growth and positive cash flow, proven management teams, product or service with competitive advantages and industry-appropriate margins. We intend to primarily invest in companies with between $5 million and $30 million in trailing twelve month EBITDA.

We intend to invest in mezzanine and senior subordinated debt investments that are secured by subordinated liens on all of our borrowers’ assets and, to a lesser extent, in senior, cash flow-based “unitranche” securities. We expect that most of our debt investments will be coupled with equity interests, whether in the form of detachable “penny” warrants or equity co-investments made pari passu with our borrowers’ financial sponsors.

Immediately prior to pricing of this offering, through a series of transactions, we will acquire all the equity interests in the Legacy Funds, Florida Sidecar Fund and its general partner, as well as certain assets from Fund I and Fund III Parent Fund, which collectively will constitute the Legacy Portfolio. The Legacy Funds are managed by affiliates of our investment adviser. The investments included in the Legacy Portfolio have a collective fair value of approximately $315.6 million as of June 30, 2013, as determined by our Board of Directors based on management’s internal analysis and positive assurance from a third-party independent valuation firm. After the Formation Transactions, the Legacy Portfolio will consist of: (1) approximately $326.3 million in investments; (2) an aggregate of approximately $67.1 million in cash, interest receivable and other assets; and (3) liabilities of approximately $202.2 million of SBA-guaranteed debt payable. In connection with our acquisition of the Legacy Portfolio, we will issue an aggregate of approximately 9.0 million shares of our common stock to the Legacy Investors. Subject to final SBA approval, after completion of the Formation Transactions, we will have two SBIC-licensed subsidiaries that intend to elect to be treated as BDCs under the 1940 Act. See “Formation Transactions.” In addition to our existing SBA-guaranteed debentures, we intend to utilize the proceeds of sales of SBA-guaranteed debentures by these two wholly owned subsidiaries to make portfolio investments, which we expect will further enhance returns to our stockholders. We may also seek other forms of leverage and borrow funds to make investments, including before we have fully invested the proceeds of this offering.

As of June 30, 2013, the Legacy Portfolio had approximately $315.6 million debt and equity investments, comprised of 40 portfolio companies. The debt investments included in the Legacy Portfolio had a weighted average annualized yield of approximately 13.8% as of June 30, 2013. Additional information regarding the Legacy Portfolio is set forth under the section of the prospectus titled “Portfolio Companies,” as well as in the schedule of investments and the related notes thereto included in this prospectus.

We will be an externally managed BDC under the 1940 Act. As a BDC, we are required to comply with certain regulatory requirements. For instance, we must invest at least 70% of our total assets in “qualifying assets,” including securities of private or thinly traded public U.S. companies and cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less. This offering will significantly increase our capital resources. See “Regulation as a Business Development Company.”

We are an “emerging growth company” under the JOBS Act and will be subject to reduced public company reporting requirements. Further, Section 107 of the JOBS Act also provides that an “emerging growth company” can take advantage of the extended transition period provided in Section 7(a)(2)(B) of the Securities Act for complying with new or revised accounting standards. In other words, an “emerging growth company” can delay the adoption of certain accounting standards until those standards would otherwise apply to private companies. We are choosing to take advantage of the extended transition period for complying with new or revised accounting standards.

Revenues

We plan to generate revenue primarily from the periodic cash interest we will collect on our debt investments. In addition, most of our debt investments will also offer the opportunity to participate in a borrower’s equity performance through warrant participation, direct equity ownership or otherwise, which we expect to result in revenue in the form of dividends and/or capital gain. Further, we may generate revenue in the form of commitment, origination, structuring or diligence fees, monitoring fees, fees for providing managerial assistance and possibly consulting fees and performance-based fees. These fees will be recognized as they are earned.

Expenses

Our primary operating expenses will include the payment of: (i) investment advisory fees to our investment adviser, Capitala Investment Advisors; (ii) our allocable portion of overhead and other expenses incurred by our administrator in performing its obligations under the Administration Agreement; and (iii) other operating expenses as detailed below. Our investment advisory fee will compensate our investment adviser for its work in identifying, evaluating, negotiating, closing, monitoring and servicing our investments. See “Investment Advisory Agreement.” We will bear all other expenses of our operations and transactions, including (without limitation):

•	the cost of our organization;

•	the cost of calculating our net asset value, including the cost of any third-party valuation services;

•	the cost of effecting sales and repurchases of our shares and other securities;

•	interest payable on debt, if any, to finance our investments;

•

fees payable to third parties relating to, or associated with, making investments, including fees and expenses associated with performing due diligence reviews of prospective investments and advisory fees;

•	transfer agent and custodial fees;

•	fees and expenses associated with marketing efforts;

•	costs associated with our reporting and compliance obligations under the 1940 Act, the Exchange Act, other applicable federal and state securities laws and ongoing stock exchange listing fees;

•	federal, state and local taxes;

•	independent directors’ fees and expenses;

•	brokerage commissions;

•	costs of proxy statements, stockholders’ reports and other communications with stockholders;

•	fidelity bond, directors’ and officers’ liability insurance, errors and omissions liability insurance and other insurance premiums;

•	direct costs and expenses of administration, including printing, mailing, telephone and staff;

•	fees and expenses associated with independent audits and outside legal costs; and

•

all other expenses incurred by either our administrator or us in connection with administering our business, including payments under the Administration Agreement that will be based upon our allocable portion of overhead and other expenses incurred by our administrator in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions, and our allocable portion of any costs of compensation and related expenses of our chief compliance officer and our chief financial officer and any administrative support staff.

Financial Condition, Liquidity and Capital Resources

We will generate cash from the net proceeds of this offering, any future offerings of securities and cash flows from operations, including earnings on investments in the Legacy Portfolio and future investments, as well as interest earned from the temporary investment of cash in U.S. government securities and other high-quality debt investments that mature in one year or less. In addition to our existing SBA-guaranteed debentures, we may, if permitted by regulation, seek to issue additional SBA-guaranteed debentures as well as other forms of leverage and borrow funds to make investments, including before we have fully invested the proceeds of this offering.

Our primary use of funds will be investments in portfolio companies, the payment of interest on our outstanding debt, the payment of operating expenses and cash distributions to holders of our common stock. We will also assume approximately $202.2 million of the Legacy Funds’ outstanding SBA-guaranteed debt in connection with the Formation Transactions.

Immediately after the Formation Transactions and this offering, assuming an initial offering price of $20.00 per share, we expect to have cash resources of approximately $133 million and approximately $202.2 million of indebtedness which consists solely of the Legacy Funds’ outstanding SBA-guaranteed debt. See “Use of Proceeds.”

Other Contractual Obligations

We have entered into two contracts under which we have material future commitments, the Investment Advisory Agreement, pursuant to which Capitala Investment Advisors agrees to serve as our investment adviser, and the Administration Agreement, pursuant to which our administrator agrees to furnish us with certain administrative services necessary to conduct our day-to-day operations. Payments under the Investment Advisory Agreement in future periods will be equal to: (1) a percentage of the value of our gross assets; and (2) an incentive fee based on our performance. Payments under the Administration Agreement will occur on an ongoing basis as expenses are incurred on our behalf by our administrator. See “Investment Advisory Agreement” and “Administration Agreement.” For a discussion of the estimated amount of our obligations under these contracts based on a number of assumptions, see “Fees and Expenses.”

The Investment Advisory Agreement and the Administration Agreement are each terminable by either party without penalty upon not less than 60 days’ written notice to the other. If either of these agreements is terminated, the costs we incur under new agreements may increase. In addition, we will likely incur significant time and expense in locating alternative parties to provide the services we expect to receive under both our Investment Advisory Agreement and our Administration Agreement. Any new Investment Advisory Agreement would also be subject to approval by our stockholders.

Distribution Policy

In order to qualify as a RIC and to avoid U.S. federal corporate level income tax on the income we distribute to our stockholders, we are required to distribute at least 90% of our net ordinary income and our net short-term capital gains in excess of net long-term capital losses, if any, to our stockholders on an annual basis. Additionally, we must distribute an amount at least equal to the sum of 98% of our net ordinary income (during the calendar year) plus 98.2% of our net capital gain income (during each 12-month period ending on October 31) plus any net ordinary income and capital gain net income for preceding years that were not distributed during such years and on which we paid no U.S. federal income tax to avoid a U.S. federal excise tax. To the extent that we have income available, we intend to make quarterly distributions to our stockholders for the first four full quarters subsequent to this offering and then make monthly distributions thereafter. Our monthly stockholder distributions, if any, will be determined by our Board of Directors on a quarterly basis. Any distribution to our stockholders will be declared out of assets legally available for distribution.

We may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase the amount of our distributions from time to time. In addition, we may be limited in our ability to make distributions due to the asset coverage requirements applicable to us as a BDC under the 1940 Act. If we do not distribute a certain percentage of our income annually, we will suffer adverse tax consequences, including the possible loss of our qualification as a RIC. We cannot assure stockholders that they will receive any distributions.

To the extent our taxable earnings fall below the total amount of our distributions for that fiscal year, a portion of those distributions may be deemed a return of capital to our stockholders for U.S. federal income tax purposes. Thus, the source of a distribution to our stockholders may be the original capital invested by the stockholder rather than our income or gains. Stockholders should read any written disclosure accompanying any stockholder distribution carefully and should not assume that the source of any distribution is our ordinary income or capital gains.

We have adopted an “opt out” dividend reinvestment plan for our common stockholders. As a result, if we declare a distribution, then stockholders’ cash distributions will be automatically reinvested in additional shares of our common stock unless a stockholder specifically “opts out” of our dividend reinvestment plan. If a stockholder opts out, that stockholder will receive cash distributions. Although distributions paid in the form of additional shares of our common stock will generally be subject to U.S. federal, state and local taxes in the same manner as cash distributions, stockholders participating in our dividend reinvestment plan will not receive any corresponding cash distributions with which to pay any such applicable taxes.

Related Parties

We have entered into the Investment Advisory Agreement with Capitala Investment Advisors. Mr. Alala, our chief executive officer, president and chairman of our Board of Directors, is the managing partner and chief investment officer of Capitala Investment Advisors, and Mr. Broyhill, a member of our Board of Directors, has an indirect controlling interest in Capitala Investment Advisors.

In addition, Capitala Investment Advisors’ investment team also manages Fund IV, a private investment limited partnership providing financing solutions to smaller and lower middle-market companies that had its first closing in March 2013 and obtained SBA approval for its SBIC license in April 2013. In addition to Fund IV, affiliates of Capitala Investment Advisors manage several affiliated funds whereby institutional limited partners in the Legacy Funds have had the opportunity to co-invest with the Legacy Funds in portfolio investments. Capitala Investment Advisors and its affiliates may also manage other funds in the future that may have investment mandates that are similar, in whole and in part, with ours. Capitala Investment Advisors and its affiliates may determine that an investment is appropriate for us and for one or more of those other funds. In such event, depending on the availability of such investment and other appropriate factors, Capitala Investment Advisors or its affiliates may determine that we should invest side-by-side with one or more other funds. Any such investments will be made only to the extent permitted by applicable law and interpretive positions of the SEC and its staff, and consistent with Capitala Investment Advisors’ allocation procedures. We do not expect to make co-investments, or otherwise compete for investment opportunities, with Fund IV because its focus and investment strategy differ from our own.

We have entered into a license agreement with Capitala Investment Advisors, pursuant to which Capitala Investment Advisors has agreed to grant us a non-exclusive, royalty-free license to use the name “Capitala.”

We have entered into the Administration Agreement with our administrator. Pursuant to the terms of the Administration Agreement, our administrator provides us with the office facilities and administrative services necessary to conduct our day-to-day operations. Mr. Alala, our chief executive officer, president and chairman of our Board of Directors, is the chief executive officer, president and a director of our administrator, and Mr. Broyhill, a member of our Board of Directors, is the trustee of a trust that has a controlling interest in our administrator.

In connection with our acquisition of the Legacy Portfolio, we will issue an aggregate of approximately 9.0 million shares of our common stock to the Legacy Investors. For more information on each Legacy Investor who will, directly or indirectly, own, control or hold with the power to vote, 5% or more of Capitala Finance, see “Formation Transactions.” For information on the ownership of our shares, see “Control Persons and Principal Stockholders.”

Critical Accounting Policies

Basis of Presentation

Our financial statements will be expressed in United States dollars and prepared in conformity with Generally Accepted Accounting Principles (“GAAP”) in the United States of America.

Valuation of Investments in Securities at Fair Value — Definition and Hierarchy

In accordance with GAAP, fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants at the measurement date.

In determining fair value, our Board of Directors uses various valuation approaches, and engages a third-party independent valuation firm, which we expect will provide positive assurance on the investments they review. In accordance with GAAP, a fair value hierarchy for inputs is used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available.

Observable inputs are those that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Board of Directors. Unobservable inputs reflect the Board of Directors’ assumptions about the inputs market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The fair value hierarchy is categorized into three levels based on the inputs as follows:

•

Level 1 — Valuations based on unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access. Valuation adjustments and block discounts are not applied to Level 1 securities. Since valuations are based on quoted prices that are readily and regularly available in an active market, valuation of these securities does not entail a significant degree of judgment.

•	Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

•	Level 3 — Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

The availability of valuation techniques and observable inputs can vary from security to security and is affected by a wide variety of factors including, the type of security, whether the security is new and not yet established in the marketplace, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Those estimated values do not necessarily represent the amounts that may be ultimately realized due to the occurrence of future circumstances that cannot be reasonably determined. Because of the inherent uncertainty of valuation, those estimated values may be materially higher or lower than the values that would have been used had a market for the securities existed. Accordingly, the degree of judgment exercised by the Board of Directors in determining fair value is greatest for securities categorized in Level 3. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement in its entirety falls, is determined based on the lowest level input that is significant to the fair value measurement.

Fair value is a market-based measure considered from the perspective of a market participant rather than an entity-specific measure. Therefore, even when market assumptions are not readily available, the Company’s own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date. We use prices and inputs that are current as of the measurement date, including periods of market dislocation. In periods of market dislocation, the observability of prices and inputs may be reduced for many securities. This condition could cause a security to be reclassified to a lower level within the fair value hierarchy.

Valuation Techniques

Senior and Subordinated Secured Loans

The Legacy Portfolio consists primarily of private debt instruments (“Level 3 debt”). We consider our Level 3 debt to be performing loans if the borrower is not in default, the borrower is remitting payments in a timely manner, the loan is in covenant compliance or is otherwise not deemed to be impaired. In determining the fair value of the performing Level 3 debt, the Company’s Board of Directors considers fluctuations in current interest rates, the trends in yields of debt instruments with similar credit ratings, the financial condition of the borrower, economic conditions and other relevant factors, both qualitative and quantitative. In the event that a Level 3 debt instrument is not performing, as defined above, the Company’s Board of Directors will evaluate the value of the collateral utilizing the same framework described above for a performing loan to determine the value of the Level 3 debt instrument.

This evaluation will be updated no less than quarterly for Level 3 debt instruments that are not performing, and more frequently for time periods where there are significant changes in the collateral or significant changes in the perceived performance in the underlying portfolio company. The collateral value will be analyzed on an ongoing basis using internal metrics, appraisals, third-party valuation agents and other data as may be acquired and analyzed by our management and Board of Directors.

Equity Investments in Private Companies

Our Board of Directors determines the fair value of its investments in private companies by incorporating valuations that consider the evaluation of financing and sale transactions with third-parties, expected cash flows and market-based information, including comparable transactions, and performance multiples, among other factors, and may use third-party valuation agents. Such nonpublic investments are included in Level 3 of the fair value hierarchy.

Investments in Private Investment Companies

As permitted under GAAP, investments in private investment companies are valued, as a practical expedient, utilizing the net asset valuation provided by the underlying private investment companies, without adjustment, when the net asset valuation of the investment is calculated (or adjusted by management, if necessary) in a manner consistent with GAAP for investment companies. If it is probable that we will sell the investment at an amount different from the net asset valuation or in other situations where the practical expedient is not available, our Board of Directors considers other factors in addition to the net asset valuation, such as features of the investment, including subscription and redemption rights, expected discounted cash flows, transactions in the secondary market, bids received from potential buyers, and overall market conditions in its determination of fair value. Investments in private investment companies are included in Level 3 of the fair value hierarchy. In determining the value, our Board of Directors considers the length of time until the investment is redeemable, including notice and lock-up periods or any other restrictions on the disposition of the investment. Our Board of Directors also considers the nature of the portfolio of the private investment company and its ability to liquidate its underlying investments.

Warrants

Our Board of Directors will ascribe value to warrants based on fair value holdings that can include discounted cash flow analyses, option pricing models, comparable analyses and other techniques as deemed appropriate. Such warrants are included in Level 3 of the fair value hierarchy to the extent issued by non-public companies.

Use of Estimates

The preparation of the financial statements of Capitala Finance in conformity with GAAP requires it to make estimates and assumptions that affect the amounts disclosed in its financial statements. Actual results could differ from those estimates.

Revenue recognition

Interest income is recorded on the accrual basis to the extent that such amounts are expected to be collected. Generally, when interest and/or principal payments on a loan become past due, or if we otherwise do not expect the borrower to be able to service its debt and other obligations, we will place the loan on non-accrual status, and will generally cease recognizing interest income on that loan for financial reporting purposes, until all principal and interest has been brought current through payment or due to a restructuring such that the interest income is deemed to be collectible. We write off any previously accrued and uncollected interest when it is determined that interest is no longer considered collectible. Dividend income is recognized on the date dividends are declared. Origination, amendment, closing and/or commitment fees associated with investments in portfolio companies are recognized as income when the investment transaction closes. Prepayment penalties received by us for debt instruments repaid prior to maturity date are recorded as income upon receipt.

Net realized gains or losses and net change in unrealized appreciation or depreciation

We will measure realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized, but considering unamortized upfront fees and prepayment penalties. Net change in unrealized appreciation or depreciation will reflect the change in portfolio investment values during the reporting period, including any reversal of previously recorded unrealized appreciation or depreciation, when gains or losses are realized.

Discussion and Analysis of Results of Operations of Fund II

Comparison of the six months ended June 30, 2013 and June 30, 2012

Investment Income

For the six months ended June 30, 2013, total investment income was $4.4 million, a $0.6 million, or 14%, increase over the $3.9 million of total investment income for the six months ended June 30, 2012. The increase was primarily attributable to a $0.4 million increase in total loan interest, fee and dividend income due to the addition of two new and eight follow-on investments totaling $8.2 million, which were closed during the six months ended June 30, 2013, as well as a $0.2 million increase in pass-through income from portfolio companies.

Expenses

For the six months ended June 30, 2013, expenses decreased by $0.03 million, or 1%, to $2.27 million from $2.30 million for the six months ended June 30, 2012. The decrease in expenses was primarily attributable to a $0.06 million decrease in management fees, which totaled $0.66 million for the six months ended June 30, 2013, compared to $0.72 million for the six months ended June 30, 2012, partially offset by an increase of other expenses of $0.04 million.

Net Investment Income

As a result of the foregoing $0.6 million increase in total investment income and the $0.03 million decrease in expenses, net investment income for the first six months of 2013 was $2.2 million compared to net investment income of $1.6 million during the six months ended June 30, 2012.

Net Income

In the six months ended June 30, 2013, Fund II recorded unrealized appreciation on 20 investments totaling approximately $4.0 million and unrealized depreciation on 14 investments totaling approximately $1.8 million.

In the six months ended June 30, 2012, Fund II recorded unrealized appreciation on 20 investments totaling approximately $6.4 million and unrealized depreciation on ten investments totaling approximately $1.7 million.

Comparison of fiscal years ended December 31, 2012 and December 31, 2011

Investment Income

For the year ended December 31, 2012, total investment income was approximately $8.4 million, approximately a $1.2 million, or 17%, increase over the approximately $7.2 million total investment income for the year ended December 31, 2011. The increase was primarily attributable to an approximate $0.9 million increase in total loan interest, fee and dividend income and an approximately $0.3 million increase in total PIK interest income. The increases were primarily attributable to the addition of 19 new or follow-on investments totaling approximately $12.6 million that were closed during 2012.

Expenses

For the year ended December 31, 2012, expenses increased by approximately $0.6 million, or 16%, to approximately $4.7 million, from approximately $4.1 million for the year ended December 31, 2011. The increase in expenses was primarily attributable to an approximate $0.6 million increase in management fees, which totaled approximately $1.6 million in 2012, compared to approximately $1.0 million in 2011.

Net Investment Income

As a result of the foregoing approximately $1.2 million increase in total investment income compared to the approximately $0.6 million increase in expenses, net investment income for the year ended December 31, 2012 increased by approximately $0.6 million to approximately $3.7 million compared to net investment income of approximately $3.1 million during the year ended December 31, 2011.

Net Income

For the year ended December 31, 2012, there were no net realized losses on investments. Realized gains on investments were approximately $0.5 million. Realized gains during 2012 related to the realization of $0.2 million for one portfolio company investment and the release of prior realized amounts that were held in escrow.

Discussion and Analysis of Results of Operations of Fund III

Comparison of the six months ended June 30, 2013 and June 30, 2012

Investment Income

For the six months ended June 30, 2013, total investment income was $10.0 million, a $2.6 million, or 34%, increase over the $7.4 million of total investment income for the six months ended June 30, 2012. The increase was primarily attributable to a $1.5 million increase in total loan interest, fee and dividend income due to the addition of two new and nine follow-on investments totaling $33.1 million, which were closed during the six months ended June 30, 2013, as well as a $1.0 million increase in pass-through income from portfolio companies.

Expenses

For the six months ended June 30, 2013, expenses increased by $1.0 million, or 29%, to $4.2 million from $3.2 million for the six months ended June 30, 2012. The increase in expenses was primarily attributable to a $0.4 million increase in management fees, as well as a $0.5 million increase in interest expense relating to SBA-guaranteed debentures, which totaled $2.8 million for the entire six months ended June 30, 2013, and which had an average balance that was greater than that during the six months ended June 30, 2012. During March 2013, Fund III increased its SBA-guaranteed debentures by $25.0 million to fund new investment activity during the first quarter of 2013.

Net Investment Income

As a result of the $2.6 million increase in total investment income and the $1.0 million increase in expenses, net investment income for the first six months of 2013 was $5.8 million compared to net investment income of $4.2 million during the six months ended June 30, 2012.

Net Income

In the six months ended June 30, 2013, Fund III recorded unrealized appreciation on 17 investments totaling approximately $7.7 million and unrealized depreciation on 12 investments totaling approximately $4.3 million.

In the six months ended June 30, 2012, Fund III recorded unrealized appreciation on 12 investments totaling approximately $12.5 million and unrealized depreciation on nine investments totaling approximately $3.6 million.

Comparison of fiscal years ended December 31, 2012 and December 31, 2011

Investment Income

For the year ended December 31, 2012, total investment income was approximately $16.5 million, an approximately $6.0 million, or 58%, increase over the approximately $10.4 million of total investment income for the year ended December 31, 2011. The increase was primarily attributable to an approximately $6.2 million increase in total loan interest, fee and dividend income and an approximate $0.1 million decrease in total PIK interest income. These changes were primarily attributable to the addition of 18 new or follow-on investments totaling approximately $43.3 million that were closed during the year ended December 31, 2012.

Expenses

For the year ended December 31, 2012, expenses increased by approximately $2.7 million, or 58%, to approximately $7.3 million from approximately $4.6 million for the year ended December 31, 2011. The increase in expenses was primarily attributable to an approximately $2.2 million increase in interest expense relating to SBA-guaranteed debentures, which totaled approximately $4.8 million in 2012, compared to approximately $2.5 million in 2011. The incremental SBA-guaranteed debentures were issued to fund new investment activity during 2012.

Net Investment Income

As a result of the foregoing approximately $6.0 million increase in total investment income compared to the approximately $2.7 million increase in expenses, net investment income for the year ended December 31, 2012 increased by approximately $3.4 million to approximately $9.2 million compared to net investment income of approximately $5.8 million during the year ended December 31, 2011.

Net Income

For the year ended December 31, 2012, there were no net realized losses on investments. Realized gains on investments were approximately $1.1 million. Realized gains during 2012 related to the realization of $0.7 million for one portfolio company investment and the release of prior realized amounts that were held in escrow.

Liquidity and Capital Resources of Fund II

Cash Flows and Capital Resources

For the six months ended June 30, 2013, Fund II experienced a net decrease in cash and cash equivalents in the amount of $1.3 million, which were a result of funding operating activities. Fund II has called and received all committed partners’ capital. Fund II invested $8.2 million of cash in two new and eight follow-on debt and equity investments during the first half of 2013. There are no outstanding capital commitments, and there were no distributions to partners in the first half of 2013.

For the six months ended June 30, 2012 Fund II experienced a net increase in cash and cash equivalents in the amount of $2.1 million. During that period, Fund II used $2.5 million for fund operations and generated $4.6 million in cash from financing activities, consisting of the final partnership capital call in the amount of $6.5 million, and distributions to partners in the amount of $1.9 million.

For the year ended December 31, 2012, Fund II experienced a net increase in cash and cash equivalents in the amount of approximately $0.7 million. During that period, Fund II used approximately $2.5 million in cash to fund operating activities and generated approximately $3.2 million in cash from financing activities, consisting of limited partner capital contributions of approximately $6.5 million. Fund II invested approximately $12.6 million in 19 new and follow-on debt and equity investments during 2012. For the year ended December 31, 2012, Fund II made distributions to partners of approximately $3.3 million.

For the year ended December 31, 2011, Fund II experienced a net increase in cash and cash equivalents of approximately $7.6 million. During that period, Fund II used approximately $6.6 million in cash to fund operating activities and generated approximately $14.2 million in cash from financing activities, consisting of borrowings under SBA-guaranteed debentures of approximately $15.7 million. These amounts were offset by financing fees paid in the amount of approximately $0.5 million. Fund II invested approximately $28.9 million of cash in 16 new and follow-on debt and equity investments during 2011. For the year ended December 31, 2011, Fund II made distributions to its partners of approximately $0.9 million.

Liquidity and Capital Resources of Fund III

Cash Flows and Capital Resources

For the six months ended June 30, 2013, Fund III experienced a net increase in cash and cash equivalents in the amount of $44.9 million. During that period, Fund III used $4.3 million in cash to fund operating activities and generated $49.1 million in cash from financing activities, consisting of issuances of SBA-guaranteed debentures in the amount of $25.0 million. Fund III also generated $24.8 million in cash from the final partnership capital call. These amounts were offset by financing fees paid in the amount of $0.6 million. Fund III invested $33.1 million in two new and nine follow-on debt and equity investments in the first half of 2013. There are no outstanding capital commitments as of June 30, 2013, and there were no distributions to partners in the first half of 2013.

For the six months ended June 30, 2012, Fund III experienced a net increase in cash and cash equivalents in the amount of $18.5 million. During that period, Fund III used $10.1 million in cash from operating activities and generated $28.7 million in cash from financing activities, consisting of borrowing under SBA-guaranteed debentures in the amount of $35.0 million. These amounts were offset by financing fees paid in the amount of $0.85 million. Fund III invested $20.2 million in eight new and follow-on debt and equity investments in the first half of 2012. Capital commitments for Fund III that remained outstanding at June 30, 2012 were $24.8 million, and distributions were made to partners in the first half of 2012 in the amount of $5.5 million.

For the year ended December 31, 2012, Fund III experienced a net increase in cash and cash equivalents of approximately $5.7 million. During that period, Fund III used approximately $18.2 million to fund operating activities and generated approximately $23.9 million from financing activities, consisting of borrowings under SBA-guaranteed debentures of approximately $35.0 million. These amounts were offset by financing fees paid in the amount of approximately $0.8 million. Fund III invested approximately $43.3 million in 18 new and follow-on debt and equity investments during 2012. Fund III had outstanding commitments for the year ended December 31, 2012 of approximately $24.8 million. For the year ended December 31, 2012, Fund III made distributions to partners of approximately $10.5 million.

For the year ended December 31, 2011, Fund III experienced a net increase in cash and cash equivalents of approximately $11.9 million. During that period, Fund III used approximately $58.8 million in cash to fund operating activities and generated approximately $70.7 million from financing activities, consisting of borrowings under SBA-guaranteed debentures of approximately $57.0 million and limited partner capital contributions of approximately $20.0 million. These amounts were offset by financing fees paid in the amount of approximately $2.1 million. Fund III invested approximately $87.9 million in 17 new debt and equity investments during 2011. Fund III had outstanding commitments for the year ended December 31, 2011 of approximately $24.8 million. For the year ended December 31, 2011, Fund III made distributions to its partners of approximately $4.2 million.

Off-Balance Sheet Arrangements

Fund II and Fund III currently have no off-balance sheet arrangements.

SENIOR SECURITIES

Information about the senior securities of Fund II and Fund III is shown in the following table as of June 30, 2013 and December 31 for the years indicated in the table. The information as of December 31, 2010, 2009, 2008, 2007, 2006, 2005, 2004 and 2003 has been derived from the financial statements of Fund II and Fund III that were subject to SBA-required statutory audits. The information as of December 31, 2012 and 2011 has been derived from the financial statements of Fund II and Fund III that have been audited by their independent registered public accounting firm and are included in this prospectus. The information as of June 30, 2013 is derived from unaudited financial data. Dixon Hughes Goodman LLP’s reports on the senior securities table as of December 31, 2012 and 2011 are attached as exhibits to the registration statement of which this prospectus is a part.

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage per Unit(2)	Involuntary Liquidation Preference per Unit(3)	Average Market Value per Unit(4)
	(in thousands)
Fund II SBA-guaranteed debentures
2013 (as of June 30, unaudited)	$52,200	$2,100	—	N/A
2012	52,200	2,000	—	N/A
2011	52,200	1,600	—	N/A
2010	36,500	1,600	—	N/A
2009	36,500	1,500	—	N/A
2008	31,500	1,400	—	N/A
2007	31,500	1,600	—	N/A
2006	31,500	1,600	—	N/A
2005	20,000	1,400	—	N/A
2004	10,000	1,500	—	N/A
2003	—	—	—	N/A

Fund III SBA-guaranteed debentures
2013 (as of June 30, unaudited)	$150,000	$1,800	—	N/A
2012	125,000	1,700	—	N/A
2011	90,000	1,700	—	N/A
2010	33,000	1,900	—	N/A
2009	—	—	—	N/A
2008	—	—	—	N/A
2007	—	—	—	N/A

(1)	Total amount of each class of senior securities outstanding at the end of the period presented.
(2)	Asset coverage per unit is the ratio of the carrying value of our total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness.
(3)	The amount to which such class of senior security would be entitled upon the involuntary liquidation of the issuer in preference to any security junior to it. The “—” indicates information that the SEC expressly does not require to be disclosed for certain types of senior securities.
(4)	Not applicable because the senior securities are not registered for public trading.

BUSINESS

We are a newly formed, externally managed non-diversified closed-end management investment company that intends to elect to be treated as a BDC under the 1940 Act prior to the consummation of this offering. We will be managed by Capitala Investment Advisors, and Capitala Advisors Corp. will provide the administrative services necessary for us to operate. We were formed to continue and expand the business of the Legacy Funds by making additional investments to the extent permitted by the SBA, as well as to make investments in portfolio companies directly at the Capitala Finance level. We do not expect that the investments we make through the Legacy Funds will be materially different than the investments we make at the Capitala Finance level.

We intend to invest primarily in traditional mezzanine, senior subordinated and unitranche debt, as well as senior and second-lien loans and, to a lesser extent, equity securities issued by smaller and lower middle-market companies. We expect to target companies in a diverse range of industries with a focus on the business services, manufacturing, consumer and retail, energy and healthcare industries, in which we believe we have particular expertise. These companies typically will have sufficient cash flow to cover debt service and, to a lesser extent, tangible and intangible assets available as collateral and security against our loan. We believe this will provide us with an attractive risk-adjusted return profile, while protecting principal and increasing the likelihood of repayment.

Our Investment Strategy

Our investment objective is to generate both current income and capital appreciation through debt and equity investments. We expect the companies in which we invest will generally have between $5 million and $30 million in trailing twelve month EBITDA. We believe our focus on mezzanine and senior subordinated loans will enable us to receive higher interest rates and more substantial equity participation. We may also invest in first-lien, senior secured positions in “stretch” senior secured loans, also referred to as “unitranche” loans, which combine characteristics of traditional first-lien senior secured loans and subordinated loans, providing us with greater influence and security in the primary collateral of a borrower and potentially mitigating loss of principal should a borrower default. In addition to debt securities, we may acquire equity or detachable equity-related interests (including warrants) from a borrower. Typically, the debt in which we will invest is not initially rated by any rating agency; however, we believe that if such investments were rated, they would be rated below investment grade. Below investment grade securities, which are often referred to as “high yield” or “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. We intend to target investments that mature in four to six years from our investment.

We typically will not limit our loan commitments to a percentage of a traditional borrowing base, although we will attempt to protect against risk of loss on our debt investments by structuring, underwriting and pricing loans based on anticipated cash flows of our borrowers. Fund II and Fund III have underwritten investments in 75 smaller and lower middle-market companies totaling more than $440 million of invested capital since 2000, and we believe that a continuation of this strategy will allow us to make structured investments with more attractive pricing and greater opportunities for meaningful equity participation than traditional asset-based, senior secured loans. Further, we expect to benefit from our investment adviser’s long-standing relationships with many private equity fund sponsors, whose participation in portfolio companies, we believe, makes repayment from refinancing, asset sales and/or sales of the borrowers themselves more likely than a strategy whereby we consider investments only in founder-owned or non-sponsored borrowers.

Capitala Investment Advisors

We will be managed by Capitala Investment Advisors, whose investment team members have significant and diverse experience financing, advising, operating and investing in smaller and lower middle-market companies. Moreover, our investment adviser’s investment team has refined its investment strategy by sourcing, reviewing, acquiring and monitoring 75 portfolio companies totaling more than $440 million of invested capital since 2000. Capitala Investment Advisors’ investment team also manages Fund IV, a private investment limited partnership providing financing solutions to companies that generate between $5 million and $50 million in annual revenues and have between $1 million and $5 million in annual EBITDA. Fund IV had its first closing in March 2013 and obtained SBA approval for its SBIC license in April 2013. In addition to Fund IV, affiliates of Capitala Investment Advisors manage several affiliated funds whereby institutional limited partners in the Legacy Funds have co-invested with the Legacy Funds in portfolio investments. We will not co-invest in transactions with other entities affiliated with Capitala Investment Advisors unless we obtain an exemptive order from the SEC or do so in accordance with existing regulatory guidance. We do not expect to make co-investments, or otherwise compete for investment opportunities, with Fund IV because its focus and investment strategy differ from our own.

Our investment adviser is led by Joseph B. Alala, III, our chief executive officer, president, chairman of our Board of Directors and the managing partner and chief investment officer of our investment adviser, Hunt Broyhill, a partner of our investment adviser, Stephen A. Arnall, our chief financial officer, and John F. McGlinn, our chief operating officer, secretary and treasurer, and a director of our investment adviser. Messrs. Alala, Broyhill and McGlinn serve as our investment adviser’s investment committee. They are assisted by Christopher B. Norton and Michael S. Marr, who both serve as directors of our investment adviser, as well as ten other investment professionals. See “Portfolio Management.”

Our investment adviser’s investment committee, as well as certain key investment team members that are involved in screening and underwriting portfolio transactions, have worked together for more than ten years. These investment professionals have an average of over 20 years of experience in various finance-related fields, including operations, corporate finance, investment banking, business law and merchant banking, and have collectively developed a broad network of contacts that can offer us investment opportunities. Much of our investment adviser’s investment team has worked together screening opportunities, underwriting new investments and managing a portfolio of investments in smaller and lower middle-market companies through two recessions, a credit crunch, the dot-com boom and bust and a historic, leverage-fueled asset valuation bubble.

Formation of our Company

Immediately prior to pricing of this offering, through a series of transactions, we will acquire all the equity interests in the Legacy Funds, Florida Sidecar Fund and its general partner, as well as certain assets from Fund I and Fund III Parent Fund, which collectively will constitute the Legacy Portfolio. The Legacy Funds are managed by affiliates of our investment adviser. The investments included in the Legacy Portfolio have a collective fair value of approximately $315.6 million as of June 30, 2013, as determined by our Board of Directors based on management’s internal analysis and positive assurance from a third-party independent valuation firm. After the Formation Transactions, the Legacy Portfolio will consist of: (1) approximately $326.3 million in investments; (2) an aggregate of approximately $67.1 million in cash, interest receivable and other assets; and (3) liabilities of approximately $202.2 million of SBA-guaranteed debt payable. In connection with our acquisition of the Legacy Portfolio, we will issue an aggregate of approximately 9.0 million shares of our common stock to the Legacy Investors. Subject to final SBA approval, after completion of the Formation Transactions, we will have two SBIC-licensed subsidiaries that intend to elect to be treated as BDCs under the 1940 Act. See “Formation Transactions.”

Set forth below is a diagram of our organizational structure following the Formation Transactions:

1.	Capitala Finance also owns 100% of the general partners of each of Florida Sidecar Fund, Fund II and Fund III. These general partners do not hold any portfolio investments.
2.	Includes the investments acquired from Fund I and Fund III Parent through the Formation Transactions.

Legacy Portfolio

As of June 30, 2013, the investments in the Legacy Portfolio were comprised of approximately $193.6 million in debt and $122.0 million in equity investments, including warrants across 40 portfolio companies. The debt investments included in the Legacy Portfolio had a weighted average annualized yield of approximately 13.8% as of June 30, 2013, which includes a cash component of approximately 12.3% and a PIK interest component of approximately 1.5%. PIK interest represents contractually deferred interest added to the loan balance that is generally due at the end of the loan term and recorded as interest income on an accrual basis to the extent such amounts are expected to be collected. As of June 30, 2013, the debt investments in the Legacy Portfolio had a weighted average time to maturity of 2.6 years and a yield to maturity of 16.3%. The Legacy Portfolio’s debt investments also had a weighted average debt to EBITDA multiple of approximately 3.9x and interest coverage ratio of 4.5x. In addition, our debt investments have structural protections, including default penalties, information rights, affirmative, negative and financial covenants, such as lien protection and prohibitions against change of control, and, as needed, intercreditor agreements to protect second lien positions. Additional information regarding the Legacy Portfolio is set forth under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Portfolio Companies,” as well as in the schedules of investments and the related notes thereto included in this prospectus.

The following charts summarize the Legacy Portfolio’s mix of investments by security type, industry and region based on fair value as of June 30, 2013.

Mix of Investments by Security Type

Mix of Investments by Industry

Mix of Investments by Region

Southwest:       NM, AZ, TX, CA, NV, UT, CO

Southeast:        AL, AR, FL, GA, KY, LA, MS,

                       NC, SC, TN, VA, WV

Mid-Atlantic:    DE, DC, MD, NJ, PA, NY

Northeast:        CT, ME, MA, NH, RI, VT

Midwest:          IL, IN, IA, KS, MI, MN, MO, NE,          ND, OH, OK, SD, WI

West:              AK, HI, ID, MT, OR, WA, WY

Market Opportunity

We believe that the current credit environment provides significant opportunities to achieve attractive risk-adjusted returns on the types of cash flow-based loans to smaller and lower middle-market companies that we intend to make. In particular, we believe that due to factors affecting lending institutions (including but not limited to consolidation, capital constraints and regulatory changes) and the failure of non-bank financing vehicles during and immediately following the 2008-2009 recession, demand for financing from smaller and lower middle-market companies exceeds, and will continue to exceed, the investment capacity of lenders that have traditionally served this market. We will review investment opportunities throughout the United States. Based on our location and our investment adviser’s 15-year track record, we will target our business development efforts in the Southeast, Southwest and Mid-Atlantic capital markets, which are in some of the fastest growing regional economies in the country. According to the U.S. Bureau of Economic Analysis, from 2002 to 2012, the Southeast, Southwest and Mid-Atlantic regions collectively had real GDP growth and population growth of 18.0% and 10.8%, respectively, compared to U.S. real GDP growth and U.S. population growth of 16.2% and 8.9%, respectively.

We believe that the following characteristics of the current credit markets combined with certain long-term trends associated with lending to smaller and lower middle-market companies provide a strong market environment.

•

Strong Demand For Capital Coupled with Fewer Providers. We believe there has been a combination of growing demand for capital and an underserved market for capital addressing smaller and lower middle-market borrowers. We believe there is robust demand for both continued growth capital and refinancing capital as debt facilities become due at a time when there is a significant lack of willing and qualified capital providers. We believe these market conditions have been further exacerbated in the current environment due to:

•

recent domestic and international regulatory changes and continued ownership of legacy assets have resulted in the contraction of banks’ lending capacities and a related de-emphasis on product offerings to smaller and lower middle-market companies;

•

the elimination of many specialized lenders from the market due to lack of capital as a result of various factors including the shrinking of the securitization market or their own poor performance; and

•	the need for certain remaining capital providers to reduce lending activities due to reduced access to capital and the overall deleveraging of the financial market.

We expect bank lending to small-cap companies to continue to be constrained for several years as the Basel Committee on Banking Supervision’s international regulatory framework for banks, also known as the Basell III rules, phase in. The chart below shows that the lending activity of smaller U.S. commercial banks (defined as banks with $100 million to $1.0 billion in assets), which we believe lend to the smaller and lower middle-market companies, remains constrained and has continued to contract since the 2008 crisis. In addition, the number of FDIC-insured commercial banks and savings institutions has declined from 1998 through December 2012 by approximately 32%. We believe that the relative decline in competition will drive a higher volume of deal flow to us.

Bank Lending Activity

Source: FDIC

FDIC-insured commercial banks & savings institutions

Source: FDIC

In addition, numerous non-bank lenders, such as hedge funds, active in leveraged loans have contracted during the recent financial crisis, while others exited the lending market due to balance sheet pressures. Further, the reduction in new issuance of collateralized loan obligations, or CLOs, has reduced liquidity in the middle-market loan market.

Active institutional loan investor groups (Investor groups that made 10 or more primary commitments per year)

Source: Standard & Poor’s Leveraged Commentary & Data

CLO issuance

Source: Standard & Poor’s Leveraged Commentary & Data

•

More Conservative Deal Structures and Attractive Return Profiles. As a result of traditional lenders having been hurt by loans underwritten prior to the 2008-2009 economic recession at high debt multiples or with “covenant lite” terms, and a restoration of more prudent underwriting standards, prevailing debt multiples in certain segments of the middle-market have contracted. We believe lenders are mandating, and private equity sponsors are building, capital structures that utilize less leverage, more equity and tighter loan covenants than those that had become customary during the credit bubble prior to the recession. We believe that lower purchase prices for assets and lower debt multiples, combined with greater equity cushions supporting loans, will allow for increased cash flow available to service debt, creating faster loan repayments despite overall higher debt costs to borrowers. We believe these features provide considerable protection against borrower underperformance and default as well as faster de-risking of loan positions as borrowers’ credit statistics improve over the life of these loan facilities.

Debt Multiples of Middle-Market LBO Loans

Source: Standard & Poor’s Leveraged Commentary & Data

Equity Contribution of Middle-Market LBOs

Source: Standard & Poor’s Leveraged Commentary & Data

Further, the withdrawal of many traditional senior lenders from the market, combined with reduced leverage levels and a restoration of prudent loan conditions and covenant levels, allows for specialty finance companies making unitranche and cash flow-based senior or subordinated loans to charge premium risk-adjusted pricing, while subordinated only to a modest amount of senior asset-based debt (if not maintaining first lien senior secured positions over the loan collateral provided by the borrowers).

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Underserved Capital Markets. We believe that the Southeast, Southwest and Mid-Atlantic capital markets are less-served than other larger, more mature capital markets (i.e., the Northeast, Midwest and West Coast). Likewise, we believe that the impact of credit contraction as a result of lender consolidation, departure or refocusing will continue to disproportionately impact the smaller and lower middle-market companies that the Legacy Funds have supported since 2000.

Our Competitive Advantages

We believe that we are well positioned to take advantage of investment opportunities in smaller and lower middle-market companies due to the following competitive advantages:

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Focus on Seasoned, Smaller and Lower Middle-Market Companies in Underserved Capital Markets. Most of our capital will be invested in companies that need growth capital, acquisition financing or funding to recapitalize or refinance existing debt facilities. We will generally seek to avoid investing in high-risk, early-stage enterprises that are only beginning to develop their market share or build their management and operational infrastructure. We believe our target portfolio companies will generally be considered too small for, or remote from, large, competitive capital markets, or in underserved industries or sectors. Further, we anticipate that some investments will require our industry-specific knowledge and expertise. As a result, we believe we can negotiate loan terms that typically will possess better risk-adjusted return profiles than loan terms to larger, more mainstream companies. We will generally seek to avoid aggressive, direct competition with other capital providers with respect to specific transactions in order to avoid the less favorable terms we believe are typically associated with competitive biddings. While we will consider investment opportunities from anywhere in the United States and we recognize the importance of geographic diversification, we will continue to focus on smaller, underserved capital markets. We are headquartered in Charlotte, North Carolina. We have offices in Raleigh, North Carolina; Louisville, Kentucky; Fort Lauderdale, Florida and Atlanta, Georgia. We have an historical track record with numerous investment firms and deal sources across the Southeast, Southwest and Mid-Atlantic regions. We believe we are well positioned to continue to source high quality investment opportunities throughout these regions.

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Flexible, Customized Financing Solutions to Provide Attractive Risk-Adjusted Returns. Based on our prior experience, we can offer our portfolio companies (and their financial sponsors) a variety of attractive bespoke financing structures to meet their capital needs. We expect to continue to focus on mezzanine and senior subordinated debt investments and senior, cash flow-based “unitranche” debt investments, coupled with equity interests, either in the form of detachable “penny” warrants or equity co-investments made pari passu with financial sponsors. As of June 30, 2013, the weighted average annualized yield of the Legacy Portfolio’s debt investments was approximately 13.8%, which includes a cash component of approximately 12.3% and a PIK interest component of approximately 1.5%, and a yield to maturity of 16.3%. In addition, our debt investments have structural protections, including default penalties, information rights, affirmative, negative and financial covenants, such as lien protection and prohibitions against change of control, and, as needed, intercreditor agreements to protect second lien positions.

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Disciplined Underwriting Policies and Rigorous Portfolio Management. We pursue rigorous due diligence of all prospective investments regardless of whether a potential investment was sourced directly by our investment adviser or we are invited to invest as part of a lending syndicate. Our investment adviser’s investment team has developed an extensive underwriting due diligence process, which includes a review of the operational, financial, legal and industry performance and outlook for the prospective investment, including quantitative and qualitative stress tests, review of industry data and analyst coverage and consultation with outside experts regarding the creditworthiness of the borrower and the potential equity upside. These processes continue during the portfolio monitoring process, when our investment adviser will analyze monthly and/or quarterly financial statements versus previous periods and the budget provided by the borrower, review financial projections, conduct field examinations, meet with management, attend board meetings, review all compliance certificates and covenants and regularly assess the financial and business conditions and prospects of portfolio companies.

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Lower-Cost SBA-Guaranteed Debentures. As licensed SBICs, Fund II and Fund III have issued fixed low-interest rate, long-term debentures that are guaranteed by the SBA, securitized, and ultimately sold in the capital markets. Subject to final SBA approval, in connection with the Formation Transactions, we will indirectly assume all outstanding debentures (which currently have a weighted average annual interest rate of 3.57%) immediately prior to pricing of this offering. We believe these lower-cost existing debentures and any additional SBA-guaranteed debentures we may be permitted to issue in the future will allow us to increase our net interest income beyond the level that would otherwise be attainable without such leverage or by utilizing traditional higher-cost leverage obtained from conventional financial institutions.

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Established Direct Origination Platform with Extensive Deal Sourcing Infrastructure. Our investment adviser’s investment team has reviewed, on average, over 800 investment opportunities per year since 2008. We anticipate that our principal source of investment opportunities will continue to be sell-side intermediaries and private equity sponsors investing in the same types of smaller and lower middle-market companies in which we seek to invest. We believe our investment adviser’s track record, extensive experience in multiple industries and investments with multiple private equity sponsors have strengthened our relationships with private equity sponsors and will lead to new ones. Our investment adviser’s investment team will seek to leverage its extensive network of additional referral sources, including law firms, accounting firms, financial, operational and strategic consultants and financial institutions, with whom we have completed investments made by the Legacy Funds. All these relationships should continue to enable us to review a significant amount of high quality, direct (or non-brokered) deal flow, lead to a stable, continuing source of high quality investment opportunities, and provide significant benefits to our investments, such as thorough due diligence, an additional primary layer of investment monitoring and management and a backup source of additional equity funding.

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Experienced Management Team with Proven Track Record. We believe that our investment adviser’s investment team is one of the leading capital providers to smaller and lower middle-market companies in the Southeast, Southwest and Mid-Atlantic regions. Since their respective formations in 1999, 2002 and 2007 through June 30, 2013, Fund I, Fund II and Fund III have invested in excess of $46.9 million, $146.4 million and $249.8 million, in 79, 110 and 71 transactions, respectively. As of June 30, 2013, approximately $9.1 million, $9.6 million and $15.7 million of distributions and/or invested capital, as the case may be, has been paid to investors, and approximately $4.2 million, $26.2 million and $75.0 million of funded capital remains outstanding in Fund I, Fund II and Fund III, respectively. Fund I, Fund II and Fund III are generally invested in the same types of portfolio investments that we intend to target. Our investment adviser’s investment committee, as well as certain key investment team members that are involved in screening and underwriting portfolio transactions, have worked together for more than ten years, and have an average of over 20 years of experience in finance-related fields. These five investment professionals have worked together screening opportunities, underwriting new investments in, and managing a portfolio of, investments in smaller and lower middle-market companies through two recessions, a credit crunch, the dot-com boom and bust and a historic, leverage-fueled asset valuation bubble. Moreover, the investment team has refined its investment strategy through the sourcing, reviewing, executing and monitoring of more than 75 portfolio companies totaling more than $440 million of invested capital. Each member brings a complementary component to a team well-rounded in finance, accounting, operations, strategy, business law and executive management.

SBIC Licenses

Fund II and Fund III, which will be our wholly owned subsidiaries after the completion of the Formation Transactions, are licensed to act as SBICs and are regulated by the SBA. As of June 30, 2013, investments in Fund II and Fund III accounted for approximately 29.7% and 65.2%, respectively, of the total Legacy Portfolio. As of June 30, 2013, Fund II and Fund III had $52.2 million and $150 million, respectively, of SBA-guaranteed debentures outstanding under the SBIC program. Fund II and Fund III are fully drawn and may not make borrowings in excess of their aggregate $202.2 million of SBA-guaranteed debentures outstanding as of June 30, 2013.

The SBIC licenses allow our SBIC subsidiaries to borrow funds by issuing SBA-guaranteed debentures, subject to the issuance of a capital commitment by the SBA and other customary procedures. The SBA regulations require, among other things, that a licensed SBIC be examined periodically and audited by an independent auditor to determine the SBIC’s compliance with the relevant SBA regulations.

Under current SBA regulations, a licensed SBIC may provide capital to those entities that have a tangible net worth not exceeding $18.0 million and an average annual net income after federal income taxes not exceeding $6.0 million for the two most recent fiscal years. In addition, a licensed SBIC must devote 25.0% of its investment activity to those entities that have a tangible net worth not exceeding $6.0 million and an average annual net income after federal income taxes not exceeding $2.0 million for the two most recent fiscal years. The SBA regulations also provide alternative size standard criteria to determine eligibility, which depend on the industry in which the business is engaged and are based on factors such as the number of employees and gross sales. The SBA regulations permit licensed SBICs to make long-term loans to small businesses, invest in the equity securities of such businesses and provide them with consulting and advisory services. The SBA also places certain limitations on the financing terms of investments by SBICs in portfolio companies and prohibits SBICs from providing funds for certain purposes or to businesses in a few prohibited industries. Compliance with SBA requirements may cause Fund II and Fund III to forego attractive investment opportunities that are not permitted under SBA regulations.

Further, the SBA regulations require that a licensed SBIC be periodically examined and audited by the SBA to determine its compliance with the relevant SBA regulations. The SBA prohibits, without prior SBA approval, a “change of control” of an SBIC or transfers that would result in any person (or a group of persons acting in concert) owning 10.0% or more of a class of capital stock of a licensed SBIC. If either Fund II or Fund III fails to comply with applicable SBA regulations, the SBA could, depending on the severity of the violation, limit or prohibit Fund II’s and Fund III’s use of debentures, declare outstanding debentures immediately due and payable, and/or limit Fund II and Fund III from making new investments. Such actions by the SBA would, in turn, negatively affect us because Fund II and Fund III will be our wholly owned subsidiaries. Fund II and Fund III were in compliance with the terms of the SBA’s leverage as of June 30, 2013 as a result of having sufficient capital as defined under the SBA regulations. See “Regulation as a Business Development Company— Small Business Investment Company Regulations.”

Investments

We will engage in various investment strategies from time to time in order to achieve our overall lending and investment objectives. Our strategies will generally require current cash yields and sensible leverage and fixed charge coverage ratios and either a first- or second-lien position (subject to limited instances in which we will not obtain security) in the collateral of the portfolio company. The strategy we select will depend upon, among other things, market opportunities, the skills and experience of our investment adviser’s investment team, the result of our financial, operational and strategic evaluation of the opportunity, and our overall portfolio composition. Most of the Legacy Portfolio’s existing debt investments offer, and we expect most of our future debt investments will offer, the opportunity to participate in a borrower’s equity performance through warrant participation, direct equity ownership or otherwise, and many notes that we purchase will require the borrower to pay an early termination fee. Collectively, these attributes have been, and are expected to be, important contributors to the returns generated by our investment adviser’s investment team.

Capitala Investment Advisors’ investment team uses a disciplined investment, portfolio monitoring and risk management process that emphasizes strict underwriting standards and guidelines, strong due diligence investigation, regular portfolio review, analysis and performance-guided responses, and proper investment diversification. We allocate capital among different industries, geographies and private equity sponsors on the basis of relative risk/reward profiles as a function of their associated downside risk, volatility, perceived fundamental risk and our ability to obtain favorable investment protection terms.

Types of Investments

We will target debt investments that yield meaningful current income and, in many cases, provide the opportunity for capital appreciation through equity securities. In each case, the following criteria and guidelines are applied to the review of a potential investment; however, not all criteria are met in every single investment in the Legacy Portfolio, nor do we guarantee that all criteria will be met in the investments we will make in the future.

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Established Companies With Positive Cash Flow. We seek to invest in established companies with a history of generating revenues and positive cash flows. We intend to focus on companies with a history of profitability and minimum trailing twelve-month EBITDA of $5 million. We do not intend to invest in start-up companies, distressed or “turn-around” situations or companies with business plans that we do not understand.

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Experienced Management Teams with Meaningful Investment. We seek to invest in companies in which senior or key managers have significant company- or industry-level experience and have significant equity ownership. It has been our experience that these management teams are more committed to the company’s success and more likely to manage the company in a manner that protects our debt and equity investments.

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Significant Invested Capital. We believe that the existence of an appropriate amount of equity beneath our debt capital provides valuable support for our investment. In addition, the degree to which the particular investment is a meaningful one for the portfolio company’s financial sponsor, and the financial sponsor’s ability and willingness to invest additional equity capital as and to the extent necessary, are also important considerations.

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Appropriate Capital Structures. We seek to invest in companies that are appropriately capitalized. First, we examine the amount of equity that is being invested by the company’s private equity sponsor to determine whether there is a sufficient capital cushion beneath our invested capital. We also analyze the amount of leverage, and the characteristics of senior debt with lien priority over our investment.

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Strong Competitive Position. We intend to invest in companies that have developed strong, defensible product or service offerings within their respective market segments. These companies should be well positioned to capitalize on organic and strategic growth opportunities, and should compete in industries with strong fundamentals and meaningful barriers to entry. We further analyze prospective portfolio investments in order to identify competitive advantages within their industry, which may result in superior operating margins or industry-leading growth.

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Customer and Supplier Diversification. We expect to invest in companies with sufficiently diverse customer and supplier bases. We believe these companies will be better able to endure industry consolidation, economic contraction and increased competition than those that are not sufficiently diversified. However, we also recognize that from time to time, an attractive investment opportunity with some concentration among its customer base or supply chain will present itself. We believe that concentration issues can be evaluated and, in some instances (whether due to supplier or customer product or platform diversification, the existence and quality of long-term agreements with such customers or suppliers or other select factors), mitigated, thus presenting a superior risk-adjusted pricing scenario.

Debt Investments

Capitala Investment Advisors’ investment team tailors the terms of each debt investment to the facts and circumstances of the transaction, the needs of the prospective portfolio company and, as applicable, its financial sponsor, negotiating a structure that seeks to protect our rights and manage our risk while creating incentives for the portfolio company to achieve its business plan. As of June 30, 2013, 39% of the Legacy Portfolio’s debt investments were secured by a first lien, 59% of the Legacy Portfolio’s debt investments were secured by a second lien on the assets of the portfolio company and 2% of the Legacy Portfolio’s debt investments were unsecured. We expect our primary source of return to be the monthly cash interest we will collect on our debt investments. We also typically seek board observation rights with each portfolio company and we offer (and have historically provided) managerial and strategic assistance to these companies. We seek to further protect invested principal by negotiating appropriate affirmative, negative and financial covenants in our debt documents that are conservative enough to represent a prudent cushion at closing or to budgeted projections, but that are flexible enough to afford our portfolio companies and their financial sponsors sufficient latitude to allow them to grow their businesses. Typical covenants include default triggers and remedies (including penalties), lien protection, leverage and fixed charge coverage ratios, change of control provisions and put rights. Most of our loans feature call protection to enhance our total return on debt investments that are repaid prior to maturity.

Most of our debt investments are structured as senior subordinated notes. On a fair market value basis, 52% of the Legacy Portfolio’s debt investments consists of senior subordinated notes as of June 30, 2013. Senior subordinated notes are subordinate to senior debt provided by financial institutions (primarily, asset-based revolving credit facilities and, in some cases, term loans) but senior to other subordinated notes, including junior subordinated notes and seller notes. Our senior subordinated notes are typically issued with five-year terms and provide for fixed cash interest rates between 12.0% and 14.0% per annum. As of June 30, 2013, our weighted average cash interest yield on our senior subordinated notes is 12.2%. Some senior subordinated notes have PIK interest, which is a form of interest that is not paid currently in cash, but is accrued and added to the loan balance until paid at the end of the term. While we generally seek to minimize the percentage of our fixed return that is in the form of PIK interest, we sometimes receive PIK due to prevailing market conditions that do not support the overall blended interest yield on our debt investments being paid in all-cash interest. As of June 30, 2013, our weighted average PIK yield in our debt investments is 1.5%. In addition to yield in the form of current cash and PIK interest, most of our debt investments include an equity component, such as a warrant to purchase a common equity interest in the borrower for a nominal price. As of June 30, 2013, the weighted average annualized yield on all of our outstanding debt investments was 13.8%, the weighted average annualized yield, excluding PIK interest, was 12.3% and 55% of our debt investments in the Legacy Portfolio investments came with detachable warrants.

We also opportunistically structure certain debt investments as senior secured or unitranche notes and as of June 30, 2013, 22% of the fair value of our Legacy Portfolio’s debt investments consisted of such investments. Senior secured loans will typically provide for a fixed interest rate and may contain some minimum amount of principal amortization, excess cash flow sweep feature, prepayment penalties, or any combination of the foregoing. Senior secured loans are secured by a first priority lien in all existing and future assets of the borrower and may take the form of term loans or delayed draw facilities. As of June 30, 2013, 26% of the fair value of our Legacy Portfolio’s debt investments consisted of senior secured term loans with liens that are subordinated only to a senior secured revolving credit facility provider. Unitranche debt financing typically involves issuing one debt security that blends the risk and return profiles of both senior secured and subordinated debt in one debt security. We believe that unitranche debt can be attractive for many smaller and lower middle-market businesses, given the reduced structural complexity, single lender interface and elimination of intercreditor or potential agency conflicts among lenders.

Equity Investments

When we make a debt investment, we may be granted equity participation in the form of detachable warrants to purchase common equity in the company in the same class of security that the owners or equity sponsors receive upon funding. In addition, we may make non-control equity co-investments in conjunction with a loan transaction with a borrower. Capitala Investment Advisors’ investment team generally seeks to structure our equity investments, such as direct equity co-investments, to provide us with minority rights provisions and, as and to the extent available, event-driven put rights. They also seek to obtain limited registration rights in connection with these investments, which may include “piggyback” registration rights. In addition to warrants and equity co-investments, our debt investments in the future may contain a synthetic equity position.

Investment Process

Our investment adviser’s investment team is led by its investment committee and is responsible for all aspects of our investment process. The current members of the investment committee are Joseph B. Alala, III, our chief executive officer, president, chairman of our Board of Directors and the managing partner and chief investment officer of our investment adviser, Hunt Broyhill, a partner of our investment adviser, and John F. McGlinn, our chief operating officer, secretary and treasurer, and a director of our investment adviser. Christopher B. Norton and Michael S. Marr, also both serve as directors of our investment adviser, and Adam Richeson, Richard Wheelahan, our chief compliance officer, and J. Davis Hutchens each serves as a vice president of our investment adviser. While the investment strategy involves a team approach, whereby potential transactions are screened by various members of the investment team, Mr. Alala and one other member of the investment committee of Capitala Investment Advisors must approve investments in order for them to proceed. Messrs. Alala and McGlinn meet weekly and, together with Mr. Broyhill, on an as needed basis, depending on the nature and volume of investment opportunities. Capitala Investment Advisors’ investment committee has worked together for over ten years. See “Portfolio Management.” The stages of our investment selection process are as follows:

Deal Generation/Origination

Deal generation and origination is maximized through long-standing and extensive relationships with industry contacts, brokers, commercial and investment bankers, entrepreneurs, services providers (such as lawyers and accountants), as well as current and former clients, portfolio companies and investors. Our investment adviser’s investment team supplements these lead generators by also utilizing broader marketing efforts, such as attendance at prospective borrower industry conventions, an active calling effort to investment banking boutiques, private equity firms and independent sponsors that are also investing in high quality smaller and lower middle-market companies, and, most importantly, based on our investment adviser’s track record as a responsive, flexible, value-add lender and co-investor, as demonstrated by over 70 investments in smaller and lower middle-market businesses and equity co-investments with reputed private equity firms. The Legacy Funds have developed a reputation as a knowledgeable and reliable source of capital, providing value-added industry advice and financing assistance to borrowers’ businesses and in executing financial sponsors’ growth strategies. Furthermore, with offices throughout the Southeast, we have the ability to cover a large geographical area and to market to unique groups from each office. Specifically, our Charlotte, Louisville, Raleigh, Fort Lauderdale and Atlanta offices cover significant territory that is traditionally underserved, allowing us to source a high volume of direct deal flow.

Screening

All potential investments that are received are screened for suitability and consistency with our investment criteria (see “—Due Diligence and Underwriting,” below). In screening potential investments, our investment adviser’s investment team utilizes the same value-oriented investment philosophy they employed in their work with the Legacy Funds and commits resources to managing downside exposure. If a potential investment meets our basic investment criteria, a deal team is assigned to perform preliminary due diligence. In doing so, we consider some or all of the following factors:

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A comprehensive financial model that we prepare based on quantitative analysis of historical financial performance, financial projections made by management or the financial sponsor, as the case may be, and pro forma financial ratios assuming an investment consistent with possible structures. In analyzing our model, we test various investment structures, pricing options, downside scenarios and other sensitivities in order to better understand potential risks and possible financial covenant ratios.

•	The competitive landscape and industry dynamics impacting the potential portfolio company.

•	Strengths and weaknesses of the potential investment’s business strategy and industry outlook.

•	Results of a broad qualitative analysis of the company’s products or services, market position and outlook, customers, suppliers and quality of management.

If the results of this preliminary due diligence are satisfactory, the deal team prepares an executive summary that is presented to certain members our investment adviser’s investment committee in a meeting that includes all members of the portfolio and investment teams. This executive summary includes the following areas:

•	Company history and summary of product(s) and/or service(s);

•	An overview of investors, anticipated capital sources and transaction timing;

•	Investment structure and expected returns, including initial projected financial ratios;

•	Analysis of historical financial results and key assumptions;

•	Analysis of company’s business strategy;

•	Analysis of financial sponsor’s relevant experience or expected strategy;

•	Investment strengths, weaknesses and priority issues to be addressed in due diligence; and

•	Pro forma capitalization and ownership.

If our investment committee recommends moving forward, we issue a non-binding term sheet or indication of interest to the potential portfolio company and, when applicable, its financial sponsor. If a term sheet is successfully negotiated, we begin more formal due diligence and underwriting as we progress towards ultimate investment approval and closing.

Due Diligence and Underwriting

The completion of due diligence deliverables is led by at least two investment professionals; however, all investment and portfolio team members are regularly updated with due diligence progress, especially any issues that emerge. The two investment professionals leading the due diligence efforts are typically assigned to the original deal team that worked on the executive summary; however, post-term sheet deal teams sometimes contain one or more additional investment professionals and may include other professionals from business development, portfolio or other areas if a particular skill or experience set would be especially valuable in the due diligence process. The members of the underwriting team complete due diligence and analyze the relationships among the prospective portfolio company’s business plan, operations and expected financial performance. Due diligence touches upon some or all of the following:

•	On-site visits with management and relevant key employees;

•	In-depth review of historical and projected financial statements, including covenant calculation work sheets;

•	Interviews with customers and suppliers;

•	Management background checks;

•	Review of reports by third-party accountants, outside counsel and other industry, operational or financial experts, whether retained by us, or the financial sponsor;

•	Review of material contracts; and

•	Review of financial sponsor’s due diligence package and internal executive summaries.

Typically, we utilize outside experts to analyze the legal affairs, accounting systems and financial results and, where appropriate, we engage specialists to investigate certain issues. During the underwriting process, significant, ongoing attention is devoted to sensitivity analyses regarding whether a company might bear a significant “downside” case and remain profitable and in compliance with assumed financial covenants. These “downside” scenarios typically involve assumptions regarding the loss of key customers and/or suppliers, an economic downturn, adverse regulatory changes and other relevant stressors that we attempt to simulate in our quantitative and qualitative analyses. Further, we continually examine the effect of these scenarios on financial ratios and other metrics.

During the underwriting process, the executive summary that was completed for the initial investment committee presentation is updated and changes are presented at subsequent, weekly meetings of the investment committee for continued discussion and, to the extent applicable, the investment committee issues new instructions to the underwriting team from the investment committee.

Approval, Documentation and Closing

The underwriting team for the proposed investment presents the updated executive summary and key findings from due diligence to the investment committee on an ongoing, weekly basis. Prior to the commencement of documentation, approval from the investment committee is sought and, if approved, the underwriting professionals heretofore involved proceed to documentation.

At all times during the documentation process, the underwriting professionals who conducted the due diligence remain involved; likewise, all extensively negotiated documentation decisions are made by the lead underwriting team member, in accordance with input from at least one investment committee member and guidance from outside counsel. As and to the extent necessary, key documentation challenges are brought before the investment committee for prompt discussion and resolution. Upon the completion of satisfactory documentation and the satisfaction of closing conditions, final approval is sought from the investment committee before closing and funding.

Ongoing Relationships with Portfolio Companies

Monitoring

Our investment adviser will monitor our portfolio companies on an ongoing basis. It will monitor the financial trends of each portfolio company to determine if it is meeting its business plan and to assess the appropriate course of action for each company. We generally require our portfolio companies to provide annual audited financial statements, quarterly unaudited financial statements, in each case, with management discussion and analysis and covenant compliance certificates, and monthly unaudited financial statements. Using the monthly financial statements, we calculate and evaluate all financial covenants and additional financial coverage ratios that might not be part of our covenant package in the loan documents. For purposes of analyzing a portfolio company’s financial performance, we may adjust their financial statements to reflect pro forma results in the event of a recent change of control, sale, acquisition or anticipated cost savings.

Our investment adviser has several methods of evaluating and monitoring the performance and fair value of our investments, including the following:

•	Assessment of success in adhering to each portfolio company’s business plan and compliance with covenants;

•	Periodic and regular contact with portfolio company management and, if appropriate, the financial or strategic sponsor, to discuss financial position, requirements and accomplishments;

•	Comparisons to our other portfolio companies in the industry, if any;

•	Attendance at and participation in board meetings; and

•	Review of monthly and quarterly financial statements and financial projections for portfolio companies.

In addition to various risk management and monitoring tools, our investment adviser also uses an investment rating system to characterize and monitor our expected level of return on each investment in our portfolio.

As part of our valuation procedures, we risk rate all of our investments. In general, our investment rating system uses a scale of 1 to 5, with 1 being the lowest probability of default and principal loss. Our internal rating is not an exact system, but is used internally to estimate the probability of: (i) default on our debt securities and (ii) loss of our debt principal, in the event of a default. In general, our internal rating system may also assist our valuation team in its determination of the estimated fair value of equity securities or equity-like securities. Our internal risk rating system generally encompasses both qualitative and quantitative aspects of our portfolio companies.

Our internal investment rating system incorporates the following five categories:

Investment Rating	Summary Description

1	In general, the investment may be performing above our internal expectations. Full return of principal and interest is expected. Capital gain is expected.

2	In general, the investment may be performing within our internal expectations, and potential risks to the applicable investment are considered to be neutral or favorable compared to any potential risks at the time of the original investment. All new investments are initially given this rating.

3	In general, the investment may be performing below our internal expectations and therefore, investments in this category may require closer internal monitoring; however, the valuation team believes that no loss of investment return (interest and/or dividends) or principal is expected. The investment also may be out of compliance with certain senior or senior subordinated debt financial covenants.

4	In general, the investment may be performing below internal expectations and quantitative or qualitative risks may have increased materially since the date of the investment. Some loss of investment return and/or principal is expected.

5	In general, the investment may be performing substantially below our internal expectations and a number of quantitative or qualitative risks may have increased substantially since the original investment. Loss of some or all principal is expected.

Our investment adviser will monitor and, when appropriate, change the investment ratings assigned to each investment in our portfolio. As of June 30, 2013, the weighted average investment rating on the fair market value of the Legacy Portfolio was 1.6. In connection with our valuation process, our investment adviser will review these investment ratings on a quarterly basis, and our board of directors will affirm such ratings. The investment rating of a particular investment should not, however, be deemed to be a guarantee of the investment’s future performance.

Valuation Procedures

We will conduct the valuation of our assets, pursuant to which our net asset value shall be determined, at all times consistent with GAAP, the 1940 Act and SBA valuation guidelines. Our valuation procedures are set forth in more detail below:

Securities for which market quotations are readily available on an exchange shall be valued at such price as of the closing price on the day of valuation. We may also obtain quotes with respect to certain of our investments from pricing services or brokers or dealers in order to value assets. When doing so, we will determine whether the quote obtained is sufficient according to GAAP to determine the fair value of the security. If determined adequate, we will use the quote obtained.

Securities for which reliable market quotations are not readily available or for which the pricing source does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of our investment adviser or Board of Directors, does not represent fair value, shall each be valued as follows: (i) each portfolio company or investment is initially valued by the investment professionals responsible for the portfolio investment; (ii) preliminary valuation conclusions are documented and discussed with our senior management; (iii) independent third-party valuation firms engaged by, or on behalf of, the Board of Directors will conduct independent appraisals, review management’s preliminary valuations and prepare separate preliminary valuation conclusions on a selected basis such that each portfolio investment shall be independently reviewed at least annually (investments will not be selected for such review, however, if they (a) have a value as of the previous quarter of less than 2.0% of our gross assets as of the previous quarter, or (b) have a value as of the current quarter of less than 2.0% of our gross assets as of the previous quarter, after taking into account any repayment of principal during the current quarter); and (iv) the Board of Directors will discuss valuations and determine the fair value of each investment in our portfolio in good faith based on the input of the investment adviser and, where appropriate, the respective third-party valuation firms.

Determination of the fair value involves subjective judgments and estimates not susceptible to substantiation by auditing procedures. Accordingly, under current auditing standards, the notes to our financial statements will refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements. In addition, the SBA has established certain valuation guidelines for SBICs to follow when valuing portfolio investments.

In making the good faith determination of the value of these securities, we start with the cost basis of the security, which includes the amortized original issue discount and PIK interest, if any. We prepare the valuations of our investments in portfolio companies using the most recent portfolio company financial statements and forecasts. We also consult updates that we receive from senior management members at portfolio companies, whether solicited for valuation purposes, or received in the ordinary course of our portfolio monitoring or due diligence process. These updates include information such as industry trends, new product development or service offerings and other operational or strategic issues.

For debt securities that are not publicly traded or for which there is no market, we begin with our investment rating of the security as described above. Using this investment rating, we seek to determine the value of the security as if we intended to sell the security in a current sale. The factors that may be taken into account in arriving at fair value include the following, as applicable: the portfolio company’s ability to service its interest and principal payment obligations, its estimated earnings and projected discounted cash flows, the nature and realizable value of any collateral, the financial environment in which the portfolio company operates, comparisons to securities of similar publicly traded companies, statistical ratios compared to lending standards and to other similarly situated securities and other relevant factors.

As part of the fair valuation process, the audit committee reviews the preliminary evaluations prepared by the independent valuation firm engaged by the Board of Directors, as well as management’s valuation recommendations. Management and the independent valuation firm respond to the preliminary evaluation to reflect comments provided by the audit committee. The audit committee reviews the final valuation report and management’s valuation recommendations and makes a recommendation to the Board of Directors based on its analysis of the methodologies employed and the various weights that should be accorded to each portion of the valuation as well as factors that the independent valuation firm and management may not have considered in their evaluation process. The Board of Directors then evaluates the audit committee recommendations and undertakes a similar analysis to determine the fair value of each investment in the portfolio in good faith.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may differ significantly from the values that would have been used had a ready market existed for such investments, and the differences could be material. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to differ from the valuations assigned at any time. For a discussion of the risks inherent in determining the fair value of securities for which readily available market values do not exist, see “Risk Factors.”

Competition

We will compete for investments with other BDCs and investment funds (including private equity funds, mezzanine funds and other SBICs), as well as traditional financial services companies such as commercial banks and other sources of funding. Additionally, competition for investment opportunities has emerged among alternative investment vehicles, such as CLOs and other BDCs, some of which are sponsored by other alternative asset investors, as these entities have begun to focus on making investments in smaller and lower middle-market companies. As a result of these new entrants, competition for our investment opportunities may intensify. Many of these entities have greater financial and managerial resources than we do. We believe we will be able to compete with these entities primarily on the basis of the experience and reputation of the Legacy Funds, our willingness to make smaller investments than other specialty finance companies, the contacts and relationships of our investment adviser, our responsive and efficient investment analysis and decision-making processes, and the investment terms we offer.

We believe that certain of our competitors may make first and second lien loans with interest rates and returns that will be comparable to or lower than the rates and returns that we will target. Therefore, we will not seek to compete solely on the interest rates and returns that we offer to potential portfolio companies. For additional information concerning the competitive risks we face, see “Risk Factors — Risk Relating to Our Business and Structure — We operate in a highly competitive market for investment opportunities, which could reduce returns and result in losses.”

Managerial Assistance

As a BDC, we will offer, and must provide, upon request, managerial assistance to certain of our portfolio companies. This assistance will typically involve, among other things, monitoring the operations and financial performance of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial assistance. We believe, based on our management team’s combined experience at investment banks, commercial banks, a diverse group of businesses in varying operational roles, legal and accounting firms, and, most importantly, our experience with the Legacy Portfolio, that we can offer this assistance effectively. We may sometimes receive fees for these services.

Staffing

Capitala Finance has no employees. Mr. Alala, through his financial interests in Capitala Investment Advisors, will be entitled to a portion of any investment advisory fees paid by Capitala Finance to Capitala Investment Advisors. Our other executive officers are employees of our administrator and perform their functions under the terms of our Administration Agreement.

Our day-to-day investment operations will be managed by Capitala Investment Advisors. Capitala Investment Advisors’ investment team currently consists of the members of its investment committee, Messrs. Alala, McGlinn and Broyhill, and a team of thirteen additional investment professionals. Capitala Investment Advisors may hire additional investment professionals, based upon its needs, subsequent to the completion of this offering. See “Investment Advisory Agreement.”

In addition, we will reimburse our administrator for our allocable portion of overhead and other expenses incurred by it in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions, and the compensation of our chief financial officer, chief compliance officer, and any administrative support staff. See “Administration Agreement.”

Properties

Our executive offices are located at 4201 Congress Street, Suite 360, Charlotte, North Carolina 28209, and are provided by our administrator in accordance with the terms of the Administration Agreement. We believe that our office facilities are suitable and adequate for our business as it is contemplated to be conducted.

Legal Proceedings

None of us, our investment adviser or administrator or any of the Legacy Funds, is currently subject to any material legal proceedings, nor, to our knowledge, is any material legal proceeding threatened against us, or against our investment adviser or administrator. From time to time, we, our investment adviser or administrator, or any of the Legacy Funds may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of our rights under contracts with our portfolio companies. While the outcome of these legal proceedings cannot be predicted with certainty, we do not expect that these proceedings will have a material effect upon our financial condition or results of operations.

PORTFOLIO COMPANIES

The following table sets forth certain information as of June 30, 2013 for each portfolio company included in the Legacy Portfolio except that Fund II’s investment in Vita Nonwovens, LLC as of June 30, 2013 is not included in the table below because it will be acquired by Fund IV prior to the Formation Transactions. The general terms of our expected debt and equity investments are described in “Business — Investments.” Other than these investments, our only formal relationships with our portfolio companies will be the managerial assistance we may provide upon request and the board observer or participation rights we may receive in connection with our investment. Other than as indicated in the table below, we will not “control” and will not be an “affiliate” of any of these portfolio companies, each as defined in the 1940 Act, after completion of the Formation Transactions. In general, under the 1940 Act, we would “control” a portfolio company if we owned more than 25% of its voting securities and would be an “affiliate” of a portfolio company if we owned more than 5% of its voting securities.

Name and Address of Portfolio Company	Nature of Business	Type of Investment & General Terms	% of Class Held	Cost	Fair Value
AAE Acquisition, LLC[2] 13764 Airline Highway Baton Rouge, Louisiana 70817	Industrial Equipment Rental	Senior Secured Term Debt (12% Cash, Due 5/6/15)		$18,990,568	$19,000,000
		Membership Units	21.00%	25,000	3,500,000

American Exteriors, LLC[2],3 1169 W. Littleton Blvd Littleton, Colorado 80120	Replacement Window Manufacturer	Senior Secured Debt (14.0% Cash, Due 12/31/14)		3,364,777	4,694,378
		Jr. Convertible Note (10.0% Cash, Due 6/30/15)		—	588,000
		Common Stock Warrant[8]	15.00%	—	1,244,000
Best In Class Holding Company, LLC[1] 2645 Metro Blvd. Maryland Heights, Missouri 63043	Corporate Fulfillment	Subordinated Debt (12.5% Cash, Due 9/15/13)		1,455,000	1,455,000
		Class A Preferred Units	27.27%	545,000	751,658
		Class B Preferred Units	36.36%	—	105,980
Boot Barn Holding Corporation 15776 Laguna Canyon Road Irvine, California 92618	Western Wear Retail			—	—
		Common Stock	2.71%	2,400,000	4,680,899

CableOrganizer Acquisition, LLC[1] 6250 NW 27th Way Ft. Lauderdale, Florida 33309	Computer Supply Retail	Senior Secured Term Debt (12% Cash, 4% PIK, Due 5/24/18)		6,452,147	6,452,147
		Common Stock	26.90%	1,125,000	1,125,000

Caregiver Services, Inc. 10451 NW 117th Avenue, Suite 110 Medley, Florida 33178	In-Home Healthcare Services	Common Stock	0.80%	280,000	250,908
		Common Stock Warrant	1.77%	—	561,326

Chef’N Corporation[2] 1525 4th Avenue, 7th Floor Seattle, Washington 98101	Culinary Products	Subordinated Debt (15% Cash, 3% optional PIK, Due 5/16/18)		6,300,000	6,300,000
		Series A Preferred Stock[8]	9.42%	1,000,000	3,644,949

City Gear, LLC[2] 4841 Summer Avenue Memphis, Tennessee 38122	Footwear Retail	Subordinated Debt (13% Cash, Due 9/28/16)		4,230,770	4,230,770
		Preferred Membership Units	3.39%	1,269,230	1,383,461
		Membership Unit Warrant	6.55%	—	1,551,120
Corporate Visions, Inc.[2] 894 Incline Way Incline Village, Nevada 89451	Sales & Marketing Services	Subordinated Debt (14% Cash, 2% PIK, Due 3/22/18)		11,060,004	11,060,004
		Common Stock	14.69%	2,575,791	8,083,939
		Common Stock Warrant	2.67%	—	1,629,952
Fresh Food Concepts, Inc.[2],4 6535 Caballero Blvd Buena Park, California 90620	Salsa Manufacturer	Subordinated Debt (13% Cash, 4% PIK, Due 11/30/15)		3,239,940	—
		Class A Common Units[8]	14.00%	1,500,000	—
		Class C Common Unit Warrant[8]	0.90%	42,764	—
GA Communications, Inc.[2] 2196 West Part Court Stone Mountain, Georgia 30087	Advertising & Marketing Services	Series A-1 Preferred Stock[8]	7.09%	1,998,000	2,236,352
		Series B-1 Common Stock[8]	5.13%	2,000	2,624,089

Name and Address of Portfolio Company	Nature of Business	Type of Investment & General Terms	% of Class Held	Cost	Fair Value
Highwinds Capital, Inc.[10] 807 W. Morse Blvd, Suite 101 Winter Park, Florida 32789	Usenet Hosting Services	Common Stock	2.09%	—	5,729,564
		Common Stock Warrant	0.54%	—	1,478,109

Immersive Media Tactical Solutions, LLC[2] 11901 Bowman Drive, Suite 105 Fredericksburg, Virginia 22408	Specialty Defense Contractor	Senior Secured Term Debt (13% Cash, Due 10/6/16)		1,300,000	1,300,000
		Common Unit Warrant	12.00%	—	—

Impresa Aerospace Holdings, LLC[2],5 344 W. 157th Street Gardena, California 90248	Aerospace Parts Manufacturer	Subordinated Debt (9% Cash, 6% PIK, Due 4/28/16)		12,298,843	8,029,000
		Class A Membership Units	6.04%	900,000	—
		Class C Membership Units	5.72%	624,367	—
J&J Produce Holdings, Inc.[2] 4003 Seminole Pratt Whitney Road Loxahatchee, Florida 33470	Produce Distribution	Subordinated Debt (13% Cash, Due 7/16/18)		5,181,800	5,181,800
		Common Stock	5.70%	818,200	1,116,000
		Common Stock Warrant	3.14%	—	615,000
KBP Investments, LLC[1] 2601 Bayshore Drive #1475 Miami, Florida 33133	QSR Franchisee	Class A Preferred Stock (Scheduled 10% Cash Dividend)	96.15%	8,269,231	8,269,231
		Class A Common Stock	27.12%	—	20,652,608

LJS Partners, LLC[2] 1441 Gardiner Lane Louisville, Kentucky 40213	QSR Franchisor	Common Stock	9.80%	1,500,000	14,654,315

Market E’s LLC[1] 10100 Santa Monica Blvd Suite 300 Century City, California 90067	Online Travel Sales & Marketing	Senior Secured Debt (14% Cash, 3% PIK, Due 12/31/13)		2,990,732	2,990,732
		Class A Preferred Stock[8]	60.00%	600,000	—
		Class B Preferred Stock[8]	50.62%	2,411,798	—
		Class A Common Stock[8]	35.01%	—	—
Medical Depot, Inc. 99 Seaview Drive Port Washington, New York 11050	Medical Device Manufacturer	Subordinated Debt (14% Cash, Due 10/11/16)		4,666,667	4,666,667
		Series C Convertible Preferred Stock	33.32%	1,333,333	1,743,000

Micro Precision, LLC[1] 1102 Windam Road South Windam, Connecticut 06266	Conglomerate	Subordinated Debt (10% Cash, Due 9/16/16)		1,862,069	1,862,069
		Subordinated Debt (14% Cash, 4% PIK, Due 9/16/16)		3,492,156	3,496,400
		Series A Preferred Units[8]	25.62%	1,629,310	1,831,000
MJC Holdings, LLC[2] 4031 Merchant Road Fort Wayne, Indiana 46818	Specialty Clothing	Subordinated Debt (12% Cash, 2% PIK, Due 1/16/18)		7,500,000	7,500,000
		Series A Preferred Units	15.27%	2,000,000	3,449,512

MMI Holdings, LLC[2] 325 McGill Avenue, Suite 195 Concord, North Carolina 28027	Medical Device Distributor	Subordinated Debt (6% Cash, Due 8/15/15)		400,000	400,000
		Senior Secured Debt (12% Cash, Due 10/17/14)		2,600,000	2,600,000
		Preferred Units	100.00%	1,000,000	1,171,980
		Common Units	5.03%	—	207,632
Naples Lumber & Supply Co2,[3,6] 3828 Radio Road Naples, Florida 34104	Building Supplies	Subordinated Debt (6% Cash, Due 2/15/14)		788,000	1,943,000
		Common Stock Warrant	7.25%	—	—

Navis Holdings, Inc.[1] 113 Woodside Drive Lexington, North Carolina 27292	Textile Equipment Manufacturer	Subordinated Debt (14% Cash, 3% PIK, Due 2/1/16)		6,700,488	6,695,400
		Class A Preferred Stock	100.00%	1,000,000	1,154,000
		Common Stock	50.00%	1,000	1,581,769
On-Site Fuel Services, Inc.[1] 1089A Old Fannin Road Brandon, Mississippi 39047	Fuel Transportation Services	Subordinated Debt (14% Cash, 4% PIK, Due 12/19/16)		4,750,126	4,750,126
		Series A Preferred Stock	41.38%	3,278,009	3,021,728
		Series B Preferred Stock	59.12%	2,364,813	2,364,813
		Common Stock	37.25%	33,058	—

Name and Address of Portfolio Company	Nature of Business	Type of Investment & General Terms	% of Class Held	Cost	Fair Value
Pickaway Plains Ambulance Services, Inc.[2],3,4 1950 Stoneridge Drive Circleville, Ohio 43113	Medical Transportation Services	Senior Secured Term Debt (13.0% Cash, Due 12/31/15)		—	—
		Common Stock Warrant	5.00%	—	—

Precision Manufacturing, LLC[2] 5727 Superior Drive Morristown, Tennessee 37814	Industrial Boiler Manufacturer	Senior Secured Term Debt (13% Cash, Due 2/10/17)		2,500,000	2,447,000
		Membership Unit Warrant	6.65%	—	314,671

Print Direction, Inc.[1],3 1600 Indian Brook Way Norcross, Georgia 30093	Printing Services	Subordinated Debt (12% Cash, 6% PIK, Due 9/27/13)		4,321,979	4,321,979
		Subordinated Debt (7.75% Cash, Due 9/27/13)		567,561	567,561
		Common Stock	70.00%	2,000,000	7,059,355
Source Capital ABUTEC LLC[2] 2959 Cherokee Street, Suite 101 Kennesaw, Georgia 30144	Oil & Gas Services	Senior Secured Debt (10% Cash, Due 12/28/14)		1,000,000	1,000,000
		Subordinated Debt (12% Cash, 3% PIK, Due 12/28/17)		4,062,067	4,062,067
		Preferred Membership Units	15.50%	1,239,595	1,070,324
Source Capital Penray, LLC[2] 444 Denniston Court Wheeling, Illinois 60090	Automotive Chemicals & Lubricants	Subordinated Debt (13% Cash, Due 2/17/17)		2,500,000	2,446,721
		Membership Units	11.08%	750,000	527,108
		Common Stock Warrant[9]	6.65%	—	291,469
Source Capital SSCR, LLC[2] 851 Greensboro Road Cocoa, Florida 32926	Suntan Lotion Manufacturer	Senior Secured Term Debt (12% Cash, Due 7/6/17)		15,000,000	15,000,000
		Preferred Membership Units	21.51%	1,720,052	1,636,628
		Membership Unit Warrant[9]	0.99%	—	109,796
Source Recycling, LLC[2],7 7600 Rolling Mill Road Baltimore, Maryland 21224	Metal Recycler	Subordinated Debt (13% Cash, Due 9/2/16)		5,000,000	3,030,896
		Membership Units[8]	20.00%	1,589,855	—
		Membership Units	1.00%	—	—
Southern Pump & Tank Company, LLC[2],3 4800 N. Graham Street Charlotte, North Carolina 28269	Petroleum Equipment Supplier	Senior Secured Term Debt (13% Cash, 6% PIK, Due 6/15/14)		2,373,428	2,568,273
		Senior Secured Term Debt (4% Cash, 6% PIK, Due 6/15/14)		801,201	817,713
		Common Stock Warrant	10.00%	—	—
Sparus Holdings[2] 4487 South Old Peachtree Road Norcross, Georgia 30071	Energy Services	Subordinated Debt (12% Cash, Due 3/18/14)		7,350,000	7,056,000
		Series B Preferred Stock	21.32%	1,000,000	1,429,000
		Common Stock Warrant	15.10%	—	71,000
Stoddard Hill Media Holdings, LLC 9100 West Chester Towne Center Road, Suite 200 West Chester, Ohio 45069	IT Hosting Services	Class D Preferred Units	6.98%	300,000	586,987

STX Healthcare Management Services, Inc.[2],3 6300 West Loop South, Suite 650 Houston, Texas 77401	Dentistry Services	Subordinated Debt (14% Cash, Due 7/31/15)		6,625,000	6,523,000
		Common Stock	3.01%	1,200,000	876,000
		Common Stock Warrant	2.24%	217,778	652,000
Take 5 Oil Change, L.L.C.[2] 3621 Ridgelake Drive Metarie, Louisiana 70002	Quick Lube Services	Senior Secured Debt (10% Cash, Due 11/28/16)		12,000,000	12,000,000
		Common Stock[8]	7.81%	1,069,200	1,500,032

Tenere Inc. 700 Kelly Avenue Dresser, Wisconsin 54009	Industrial Manufacturing	Senior Secured Term Debt (11% Cash, 2% PIK, Due 5/30/18)		3,396,475	3,396,475

Name and Address of Portfolio Company	Nature of Business	Type of Investment & General Terms	% of Class Held	Cost	Fair Value
V12 Holdings[2],3 141 West Front Street, Suite 410 Red Bank, New Jersey 07701	Data Processing & Digital Marketing	Subordinated Debt (0% Cash, Due 12/31/14)		—	662,999
		Subordinated Debt (0% Cash, Due 12/31/14)		—	80,867
		Subordinated Debt (0% Cash, Due 12/31/14)		—	636,616
		Subordinated Debt (0% Cash, Due 12/31/14)		—	55,669
		Subordinated Debt (0% Cash, Due 12/31/14)		—	2,175,259
		Subordinated Debt (0% Cash, Due 12/31/14)		—	189,590
		Series A-1 Preferred Stock	37.50%	—	—
		Series A-3 Preferred Stock	25.00%	—	—
		Series A-5 Preferred Stock	20.53%	—	—
		Common Stock Warrant	10.62%	—	—
Worklife America, Inc. 6407 Parkland Drive Sarasota, Florida 34243	Professional Employer Organization	Senior Secured Debt (12% Cash, Due 12/28/16)		19,406,225	19,406,225
		Common Unit Warrant	3.84%	—	2,954,091
		Preferred Unit Warrant	3.84%	—	498,108

Total				$248,140,407	$315,630,867

[1]	“Control Company” as defined under the 1940 Act.
[2]	“Affiliate Company” as defined under the 1940 Act.
[3]	The maturity date of the original investment has been extended.
[4]	Due to a deterioration in credit quality, this investment is on non-accrual status.
[5]	Due to a deterioration in credit quality, the subordinated debt interest rate has been amended from its original rate of 14% cash and 3% PIK.
[6]	Due to a deterioration in credit quality, the subordinated debt interest rate has been amended from its original rate of 13% cash.
[7]	Due to a deterioration in credit quality, the subordinated debt cash interest has been deferred through the end of June 2013. Non-accrual status is possible in subsequent quarters.
[8]	The investment is held indirectly through a holding company.
[9]	The security is exercisable for an equity interest in an operating company.
[10]	The investment was entirely exited after June 30, 2013.

Unless otherwise noted, PIK interest will continue to accrue and scheduled amortization payments will be collected, as applicable, for all securities.

Recent Portfolio Developments

During July 2013, the Legacy Funds:

•	invested approximately $0.7 million in the existing senior secured term debt of Immersive Media Tactical Solutions, LLC to finance working capital growth;

•

received, along with Fund I, a cash payment of approximately $7.2 million in exchange for all outstanding common equity and warrants of Highwinds Capital, Inc.; the Legacy Funds and Fund I realized a gain of approximately $7.2 million on this transaction;

•

received a cash payment of approximately $12.0 million from Take 5 Oil Change, L.L.C., in full satisfaction of all obligations under the loan agreement; the senior secured debt investment was exited at par and no realized gain or loss was recorded on this transaction; and

•	participated in a dividend recapitalization of Print Direction, Inc., through which the Legacy Funds and Fund I:

•	invested approximately $4.6 million in new subordinated debt notes with a 14% cash interest rate, detachable penny warrants for 3.0% of the fully diluted common stock and five year maturity; and

•

received a cash payment of approximately $0.6 million in full satisfaction of subordinated notes with a 7.75% cash interest rate; this subordinated debt investment was exited at par and no realized gain or loss was recorded on this portion of the transaction.

On July 30, 2013, Fund I and Fund II distributed an aggregate of $1.7 million and $5.6 million, respectively, to its investors.

During August 2013, the Legacy Funds:

•

invested approximately $10.0 million in subordinated debt and preferred equity of MTI Holdings, LLC, a provider of loss prevention services and retail merchandising solutions for the consumer electronics industry;

•	invested approximately $0.8 million in the subordinated debt of STX Healthcare Management Services, Inc. to finance an add-on acquisition;

•	invested approximately $14.1 million in subordinated debt and preferred equity of TC Safety, Inc., a consulting and safety service provider to the oil and gas industry; and

•	invested approximately $0.2 million in the existing senior secured debt of Source Capital Abutec, LLC to finance working capital growth.

As a result of the changes noted above, our portfolio will consist of $326.3 million in assets, comprised of $30.9 million of senior secured debt, $45.2 million of senior term debt, $131.3 million of subordinated debt, $108.4 million of equity investments and $10.5 million of warrants.

Set forth below is a brief description of each portfolio company representing greater than 5% of the Legacy Portfolio as of June 30, 2013.

AAE Acquisition, LLC(1) is a holding company for Aerial Access Equipment, LLC, a business that rents and services a fleet of aerial lift equipment units to industrial and commercial customers in the petroleum production and refining, chemical and petrochemical, offshore fabrication and shipyard end-markets, located in the Gulf Coast.

Corporate Visions, Inc.(1), helps global business-to-business companies create mores sales opportunities, win more deals, and increase profitability by improving customer conversations with sales representatives.

KBP Investments, LLC(2), a YUM! Brands franchisee, operates over 190 quick service restaurants, consisting primarily of single KFC concepts, but also including other YUM! restaurant brands.

LJS Partners, LLC(1) is a holding company for Long John Silver’s, a 100% franchised system operating over 1,300 units across the United States and Asia, and is a leading U.S. seafood quick-service restaurant concept.

Source Capital SSCR, LLC(1) is a holding company for Sun & Skin Care Research, Inc., a leading manufacturer of branded and private label sun care products in the U.S. and key markets around the world.

WorkLife America, Inc., is a leading provider of financial and administrative solutions to the workplace, including human resource management, payroll and payroll tax administration, employment law compliance, workers’ compensation and benefits services, to small- and medium-sized business clients.

1.	“Affiliate Company” as defined under the 1940 Act.
2.	“Control Company” as defined under the 1940 Act.

MANAGEMENT

Our Board of Directors oversees our management. The Board of Directors currently consists of five members, three of whom are not “interested persons” of Capitala Finance Corp. as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our independent directors. Our Board of Directors elects our officers, who serve at the discretion of the Board of Directors. The responsibilities of each director will include, among other things, the oversight of our investment activity, the quarterly valuation of our assets and oversight of our financing arrangements. The Board of Directors has also established an audit committee and a nominating and corporate governance committee, and may establish additional committees in the future. In connection with the Formation Transactions, Fund II and Fund III will each establish a Board of Directors consisting of the same five members that comprise our Board of Directors.

Board of Directors and Executive Officers

Directors

Information regarding the Board of Directors is as follows:

Name	Age	Position	Director Since	Expiration of Term
Interested Directors
Joseph B. Alala, III	43	Chief Executive Officer, President and Chairman of the Board of Directors	2013	2016
M. Hunt Broyhill	49	Director	2013	2015
Independent Directors
R. Charles Moyer	68	Director	2013	2014
Larry W. Carroll	61	Director	2013	2015
H. Paul Chapman	61	Director	2013	2016

The address for each of our directors is c/o Capitala Finance Corp., 4201 Congress Street, Suite 360, Charlotte, North Carolina 28209.

Executive Officers Who Are Not Directors

Name	Age	Position
John F. McGlinn	44	Chief Operating Officer, Secretary and Treasurer
Stephen A. Arnall	51	Chief Financial Officer
Richard Wheelahan	32	Chief Compliance Officer

Biographical Information

Directors

Our directors have been divided into two groups — interested directors and independent directors. An interested director is an “interested person” as defined in Section 2(a)(19) of the 1940 Act.

Interested Directors

Joseph B. Alala, III has been the chief executive officer, president and chairman of the Board of Directors of Capitala Finance since February 2013 and serves as the managing partner and chief investment officer of Capitala Investment Advisors. Since 1998, Mr. Alala has been the founder, president and chief executive officer of the Legacy Funds. In 2000, Mr. Alala received a SBIC debenture license. Mr. Alala serves on the Board of Governors of the Small Business Investor Alliance (SBIA, formerly the National Association of SBICs, or NASBIC). Mr. Alala also serves on the boards of directors of various portfolio companies of the Legacy Funds, and has previously served on the boards of directors of non-profit organizations and private bank holding companies. He also serves on Princeton University’s Track & Field’s Trustee Board. Mr. Alala received his A.B. in economics, with a concentration in finance and a minor in politics, from Princeton University and a J.D. and M.B.A. from Wake Forest University.

Mr. Alala’s intimate knowledge of the business and operations of the Capitala Finance and the Legacy Portfolio, extensive familiarity with the financial industry and the investment management process in particular, and experience as a director of other organizations not only gives the board of directors valuable insight but also positions him well to serve as the chairman of our Board of Directors.

M. Hunt Broyhill has been a member of the Board of Directors of Capitala Finance since February 2013 and has been a partner of the investment adviser to the Legacy Funds since 1999. Mr. Broyhill is currently the Chief Executive Officer of Broyhill Asset Management, LLC, a private wealth management firm, and the President and director of BMC Fund, Inc., a registered closed-end management investment company. Mr. Broyhill also holds several senior positions within the Broyhill family offices and is a trustee of the Capitala Trust. Mr. Broyhill received a B.A. from Wake Forest University.

Mr. Broyhill’s history with us, familiarity with our investment platform, and extensive knowledge of the financial services industry and the investment valuation process in particular qualify him to serve on our Board of Directors.

Independent Directors

R. Charles Moyer, Ph.D. has been a member of the Board of Directors of Capitala Finance since May 2013. Dr. Moyer is currently the Dean of the College of Business at the University of Louisville. He is also Dean Emeritus of the Babcock Graduate School of Management at Wake Forest University, having served as Dean from 1996 until his retirement from this position in August 2003, and as a Professor from 1988 until 2005. Dr. Moyer held the GMAC Insurance Chair in Finance at Wake Forest University. Prior to joining the faculty at Wake Forest in 1988, he was Finance Department Chairman at Texas Tech University. He is the author of four textbooks and numerous journal articles. Dr. Moyer was a member of the Board of Directors of King Pharmaceuticals Inc. (“King”) from 2000 until 2011, when King was acquired by Pfizer Inc. Dr. Moyer served on King’s Corporate Governance Committee, Compensation Committee, Risk Committee, and chaired King’s Audit Committee. Dr. Moyer is also currently a director of Kentucky Seed Capital Fund and Summit Biosciences Inc. He is also a member of the Kentucky and Southern Indiana Bridge Authority. Dr. Moyer earned his B.A. in Economics and German from Howard University in 1967, his M.B.A. from the University of Pittsburgh in 1968, and his Ph.D. in Finance and Managerial Economics from the University of Pittsburgh in 1971.

Dr. Moyer’s extensive knowledge of risk management, corporate finance and corporate governance, as well as his tenure on the Board of Directors of King, qualifies him to serve on our Board of Directors.

Larry W. Carroll has been a member of the Board of Directors of Capitala Finance since May 2013. Mr. Carroll has been the President of Carroll Financial Associates, Inc., a financial planning and investment management firm, since 1980. Mr. Carroll currently is, and has been since 2006, a director of Park Sterling Corporation and its wholly owned subsidiary, Park Sterling Bank (NASDAQ: PSTB). He also currently serves on the Board of Directors of Carroll Financial Associates, Inc., the Board of Trustees of Wingate University, and the Board of Trustees of the Cultural and Heritage Foundation. Mr. Carroll began his career as a public accountant with KPMG LLC (USA). Mr. Carroll received his undergraduate degree in accounting from Austin Peay State University and his M.B.A. from the University of Tennessee.
Mr. Carroll’s expertise in the financial services industry and capital markets, as well as his experience serving on the Board of Directors of other financial services companies, provides our Board of Directors with the valuable insight of an experienced financial manager.

H. Paul Chapman has been a member of the Board of Directors of Capitala Finance since May 2013. Mr. Chapman is a retired partner of KPMG LLP, an accounting firm, where he worked as an auditor for 38 years (1974-2013), serving a variety of large, public multinational companies. During his tenure at KPMG LLP, Mr. Chapman was a senior audit partner who held a variety of leadership positions at KPMG LLP, including 15 years as Partner in Charge-Audit for the Carolinas Business Unit and Managing Partner of KPMG LLP’s Charlotte, NC office. Mr. Chapman has served on the boards of directors of a variety of charitable and community organizations. Mr. Chapman is a Certified Public Accountant and received his B.S.B.A. from the University of North Carolina at Chapel Hill.

Mr. Chapman’s experience as an auditor, including his extensive knowledge of accounting and financial reporting, as well as his experience as a director of other organizations, qualifies him to serve on our Board of Directors.

Executive Officers Who Are Not Directors

Stephen A. Arnall has been our chief financial officer since May 2013. Prior to joining us, Mr. Arnall was an executive vice president and the chief financial officer of Park Sterling Bank from 2006-2010 and treasurer of Park Sterling Bank from 2010 to 2013. Mr. Arnall was also the executive vice president and chief financial officer of The Scottish Bank from 1998 to 2006. Mr. Arnall graduated from James Madison University, where he received a B.B.A. with a major in accounting. Mr. Arnall is a Certified Public Accountant.

John F. (“Jack”) McGlinn has been the chief operating officer, secretary and treasurer of Capitala Finance since February 2013 and serves as a director of Capitala Investment Advisors. Mr. McGlinn joined the investment adviser to the Legacy Funds in 2000 and manages the Raleigh, North Carolina office. Prior to joining the Legacy Funds’ investment adviser, Mr. McGlinn was president and chief financial officer of a medical products manufacturer and previously served as an accountant for PricewaterhouseCoopers LLP. Mr. McGlinn graduated from the University of Notre Dame where he received a B.B.A. with a major in accounting and received his CPA certificate in 1994. Mr. McGlinn received his M.B.A. from the University of North Carolina’s Kenan-Flagler Business School.

Richard Wheelahan has been the chief compliance officer of Capitala Finance since July 2013. Mr. Wheelahan is also the chief compliance officer and a vice president of Capitala Investment Advisors and has served as an associate, and subsequently, a vice president of the investment adviser to the Legacy Funds since March 2010. Prior to joining the Legacy Funds, Mr. Wheelahan was a transactional attorney with Moore & Van Allen PLLC’s corporate practice group and Mayer Brown LLP’s leveraged finance practice group. Mr. Wheelahan graduated from Appalachian State University with a B.A. in Political Science and Russian Interdisciplinary Studies, received his J.D. from the University of North Carolina School of Law at Chapel Hill and is a member of the North Carolina Bar.

Board Leadership Structure

Our Board of Directors monitors and performs an oversight role with respect to the business and affairs of Capitala Finance, including with respect to investment practices and performance, compliance with regulatory requirements and the services, expenses and performance of service providers to Capitala Finance. Among other things, our Board of Directors approves the appointment of our investment adviser and officers, reviews and monitors the services and activities performed by our investment adviser and executive officers and approves the engagement, and reviews the performance of, our independent public accounting firm.

Under Capitala Finance’s bylaws, our Board of Directors may designate a chairman to preside over the meetings of the Board of Directors and meetings of the stockholders and to perform such other duties as may be assigned to him by the board. We do not have a fixed policy as to whether the chairman of the board should be an independent director and believe that we should maintain the flexibility to select the chairman and reorganize the leadership structure, from time to time, based on the criteria that is in the best interests of Capitala Finance and its stockholders at such times.

Mr. Alala serves as the chairman of our Board of Directors. Mr. Alala is an “interested person” of Capitala Finance as defined in Section 2(a)(19) of the 1940 Act because he is on the investment committee of our investment adviser and is a managing member of our investment adviser. We believe that Mr. Alala’s history with the Legacy Funds, familiarity with Capitala Finance’s investment platform, and extensive knowledge of the financial services industry and the investment valuation process in particular qualify him to serve as the chairman of our Board of Directors. We believe that Capitala Finance is best served through this existing leadership structure, as Mr. Alala’s relationship with Capitala Finance’s investment adviser provides an effective bridge and encourages an open dialogue between management and the Board of Directors, ensuring that both groups act with a common purpose.

Our Board of Directors does not currently have a designated lead independent director. We are aware of the potential conflicts that may arise when a non-independent director is chairman of the board, but believe these potential conflicts are offset by our strong corporate governance policies. Our corporate governance policies include regular meetings of the independent directors in executive session without the presence of interested directors and management, the establishment of audit and nominating and corporate governance committees comprised solely of independent directors and the appointment of a chief compliance officer, with whom the independent directors meet regularly without the presence of interested directors and other members of management, for administering our compliance policies and procedures.

We recognize that different board leadership structures are appropriate for companies in different situations. We intend to re-examine our corporate governance policies on an ongoing basis to ensure that they continue to meet Capitala Finance’s needs.

Board’s Role In Risk Oversight

Our Board of Directors performs its risk oversight function primarily through (1) its two standing committees, which report to the entire Board of Directors and are comprised solely of independent directors, and (2) active monitoring by our chief compliance officer and our compliance policies and procedures.

As described below in more detail under “Committees of the Board of Directors,” the audit committee and the nominating and corporate governance committee assist the Board of Directors in fulfilling its risk oversight responsibilities. The audit committee’s risk oversight responsibilities include overseeing Capitala Finance’s accounting and financial reporting processes, Capitala Finance’s systems of internal controls regarding finance and accounting, Capitala Finance’s valuation process, and audits of Capitala Finance’s financial statements. The nominating and corporate governance committee’s risk oversight responsibilities include selecting, researching and nominating directors for election by our stockholders, developing and recommending to the board a set of corporate governance principles and overseeing the evaluation of the board and our management.

Our Board of Directors also performs its risk oversight responsibilities with the assistance of the chief compliance officer. The Board of Directors will annually review a written report from the chief compliance officer discussing the adequacy and effectiveness of the compliance policies and procedures of Capitala Finance and its service providers. The chief compliance officer’s annual report will address, at a minimum, (a) the operation of the compliance policies and procedures of Capitala Finance and its service providers since the last report; (b) any material changes to such policies and procedures since the last report; (c) any recommendations for material changes to such policies and procedures as a result of the chief compliance officer’s annual review; and (d) any compliance matter that has occurred since the date of the last report about which the Board of Directors would reasonably need to know to oversee our compliance activities and risks. In addition, the chief compliance officer will meet separately in executive session with the independent directors at least once each year.

We believe that our Board of Director’s role in risk oversight is effective, and appropriate given the extensive regulation to which we will be already subject as a BDC. As a BDC, we are required to comply with certain regulatory requirements that control the levels of risk in our business and operations. For example, our ability to incur indebtedness is limited such that our asset coverage must equal at least 200% immediately after each time we incur indebtedness, we generally have to invest at least 70% of our gross assets in “qualifying assets” and we are not generally permitted to invest in any portfolio company in which one of our affiliates currently has an investment.

We recognize that different board roles in risk oversight are appropriate for companies in different situations. We intend to re-examine the manners in which the board administers its oversight function on an ongoing basis to ensure that they continue to meet Capitala Finance’s needs.

Committees of the Board of Directors

An audit committee and a nominating and corporate governance committee have been established by our Board of Directors. All directors are expected to attend at least 75% of the aggregate number of meetings of the Board of Directors and of the respective committees on which they serve. We require each director to make a diligent effort to attend all board and committee meetings as well as each annual meeting of our stockholders.

Audit Committee

The audit committee operates pursuant to a charter approved by our Board of Directors, which sets forth the responsibilities of the audit committee. The audit committee’s responsibilities include establishing guidelines and making recommendations to our Board of Directors regarding the valuation of our loans and investments, selecting the independent registered public accounting firm for Capitala Finance, reviewing with such independent registered public accounting firm the planning, scope and results of their audit of Capitala Finance’s financial statements, pre-approving the fees for services performed, reviewing with the independent registered public accounting firm the adequacy of internal control systems, reviewing Capitala Finance’s annual financial statements and periodic filings and receiving Capitala Finance’s audit reports and financial statements. The audit committee is currently composed of Messrs. Chapman, Carroll and Moyer, all of whom are considered independent under the rules of the NASDAQ Global Select Market and are not “interested persons” of Capitala Finance as that term is defined in Section 2(a)(19) of the 1940 Act. Mr. Chapman serves as chairman of the audit committee. Our Board of Directors has determined that Mr. Chapman is an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K, as promulgated under the Exchange Act. Mr. Chapman meets the current independence and experience requirements of Rule 10A-3 of the Exchange Act.

Nominating and Corporate Governance Committee

The nominating and corporate governance committee operates pursuant to a charter approved by our Board of Directors. The members of the nominating and corporate governance committee are Messrs. Chapman, Carroll and Moyer, all of whom are considered independent under the rules of the NASDAQ Global Select Market and are not “interested persons” of Capitala Finance as that term is defined in Section 2(a)(19) of the 1940 Act. Mr. Moyer serves as chairman of the nominating and corporate governance committee. The nominating and corporate governance committee is responsible for selecting, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on the Board of Directors or a committee thereof, developing and recommending to the Board of Directors a set of corporate governance principles and overseeing the evaluation of the Board of Directors and our management. The nominating and corporate governance committee currently does not consider nominees recommended by our stockholders.

The nominating and corporate governance committee seeks candidates who possess the background, skills and expertise to make a significant contribution to the Board of Directors, Capitala Finance and its stockholders. In considering possible candidates for election as a director, the nominating committee will take into account, in addition to such other factors as it deems relevant, the desirability of selecting directors who:

•	are of high character and integrity;

•	are accomplished in their respective fields, with superior credentials and recognition;

•	have relevant expertise and experience upon which to be able to offer advice and guidance to management;

•	have sufficient time available to devote to the affairs of Capitala Finance;

•	are able to work with the other members of the Board of Directors and contribute to the success of Capitala Finance;

•	can represent the long-term interests of Capitala Finance’s stockholders as a whole; and

•	are selected such that the Board of Directors represents a range of backgrounds and experience.

The nominating and corporate governance committee has not adopted a formal policy with regard to the consideration of diversity in identifying director nominees. In determining whether to recommend a director nominee, the nominating and corporate governance committee considers and discusses diversity, among other factors, with a view toward the needs of the Board of Directors as a whole. The nominating and corporate governance committee generally conceptualizes diversity expansively to include, without limitation, concepts such as race, gender, national origin, differences of viewpoint, professional experience, education, skill and other qualities that contribute to the board of directors, when identifying and recommending director nominees. The nominating and corporate governance committee believes that the inclusion of diversity as one of many factors considered in selecting director nominees is consistent with the nominating and corporate governance committee’s goal of creating a Board of Directors that best serves the needs of Capitala Finance and the interests of its shareholders.

Compensation Committee

We do not have a compensation committee and do not retain any compensation consultants because our executive officers do not receive any direct compensation from us.

Compensation of Directors

Our independent directors receive an annual fee of $50,000. They also receive $5,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting, and also receive $5,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each committee meeting. In addition, the chairman of the audit committee receives an annual fee of $10,000 and each chairman of any other committee receives an annual fee of $5,000 for their additional services, if any, in these capacities. No compensation is expected to be paid to directors who are “interested persons” of Capitala Finance, as such term is defined in Section 2(a)(19) of the 1940 Act.

Compensation of Executive Officers

None of our officers receives direct compensation from Capitala Finance. However, Mr. Alala, through his financial interest in Capitala Investment Advisors, will be entitled to a portion of any investment advisory fees paid by Capitala Finance to Capitala Investment Advisors under the Investment Advisory Agreement. Our other executive officers will be paid by our administrator, subject to reimbursement by us of our allocable portion of such compensation for services rendered by such persons to Capitala Finance under the Administration Agreement. To the extent that our administrator outsources any of its functions, we will reimburse our administrator for the fees associated with such functions without profit or benefit to our administrator. The Investment Advisory Agreement will be reapproved within two years of its effective date, and thereafter on an annual basis, by our Board of Directors, including a majority of our directors who are not parties to such agreement or who are not “interested persons” of any such party, as such term is defined in Section 2(a)(19) of the 1940 Act. See “Investment Advisory Agreement.”

Indemnification Agreements

We have entered into indemnification agreements with our directors. The indemnification agreements are intended to provide our directors the maximum indemnification permitted under Maryland law and the 1940 Act. Each indemnification agreement provides that Capitala Finance shall indemnify the director who is a party to the agreement (an “Indemnitee”), including the advancement of legal expenses, if, by reason of his or her corporate status, the Indemnitee is, or is threatened to be, made a party to or a witness in any threatened, pending, or completed proceeding, to the maximum extent permitted by Maryland law and the 1940 Act.

PORTFOLIO MANAGEMENT

The management of our investment portfolio is the responsibility of our investment adviser, Capitala Investment Advisors, and its investment committee, currently composed of Messrs. Alala, Broyhill and McGlinn. Capitala Investment Advisors’ investment committee must approve each new investment that we make. Messrs. Alala, Broyhill and McGlinn are not employed by us, and receive no compensation from us in connection with their portfolio management activities.

Our executive officers and finance professionals of our investment adviser are also officers, directors, managers, and/or key professionals of other entities affiliated with our investment adviser. These persons have legal obligations with respect to those entities that are similar to their obligations to us. In the future, these persons may organize other investment programs and acquire for their own account investments that may be suitable for us.

Set forth below is additional information regarding additional entities that are managed by the professionals of our investment adviser:

Name	Entity	Investment Focus	Gross Assets(1)
CapitalSouth Partners SBIC Fund IV, L.P.	Private SBIC Fund	debt and equity investments in smaller and lower middle-market companies	$8.4 million

(1)	Gross Assets calculated as of June 30, 2013.

Investment Personnel

We consider Messrs. Alala, Broyhill and McGlinn, who are the members of our investment committee, to be our portfolio managers. The table below shows the dollar range of shares of our common stock to be beneficially owned by each of our portfolio managers after the completion of this offering.

Name of Portfolio Manager	Dollar Range of Equity Securities in Capitala Finance (1)(2)
Joseph B. Alala, III	over $1,000,000
M. Hunt Broyhill	over $1,000,000
John F. McGlinn	$500,001 – $1,000,000

(1)	The dollar range of equity securities beneficially owned in us is based on the assumed initial offering price per share of our common stock of $20.00.
(2)	The dollar range of equity securities beneficially owned are: None, $1 - $10,000, $10,001 - $50,000, $50,001 - $100,000, $100,001 - $500,000, $500,001 - $1,000,000 or over $1,000,000.

Below are the biographies for selected senior investment professionals of our investment adviser whose biographies are not included elsewhere in this prospectus. For more information regarding the business experience of Messrs. Alala, Broyhill, McGlinn and Wheelahan, see “Management — Biographical Information.”

Christopher B. Norton serves as the director of underwriting of Capitala Investment Advisors and joined the investment adviser to the Legacy Funds in 2003. Prior to joining the predecessor to Capitala Investment Advisors, Mr. Norton was an investment banker with various structuring and execution roles. Mr. Norton graduated from the University of Virginia’s McIntire School of Commerce, where he received a B.S. degree in Commerce with concentrations in Finance and Management. Mr. Norton received his M.B.A. from the University of Virginia — Darden School of Graduate Business Administration.

Michael S. Marr joined the investment adviser to the Legacy Funds in 2008 and serves as the director of portfolio monitoring of Capitala Investment Advisors. Prior to joining the Legacy Funds, Mr. Marr was a partner with The Business Law Advisors, a law firm. Prior to The Business Law Advisors, Mr. Marr was the chief operating officer and senior vice president of Intercede, Inc., a company specializing in comprehensive governance, risk and compliance solutions for large companies and governmental agencies. Previously, Mr. Marr also served as a director of Seaboard & Co. LLP (USA), a middle-market merchant bank, and was a partner in a law firm, Smith Helms Mulliss & Moore (now McGuireWoods LLP). Mr. Marr earned a B.S. degree in Business Administration from the University of North Carolina at Chapel Hill, a J.D. from Campbell University’s Normal Wiggins School of Law and a LL.M. in Taxation from Emory University.

Lynne Girts serves as the director of finance of Capitala Investment Advisors and has served in such role for Capitala Investment Advisors and its predecessor since 2002. Prior to joining the predecessor to Capitala Investment Advisors, Ms. Girts was a staff accountant with Beck, Lindsey and Frame, LLP and, previously, Alexander Van Loon, CPA. Ms. Girts graduated from the University of Southern Mississippi, where she received a Bachelor of Science degree in Business, with a concentration in Accounting.

Kenneth S. Berryman serves as a director of Capitala Investment Advisors and joined the investment adviser to the Legacy Funds in 2007. Mr. Berryman previously occupied operations and Chief Financial Officer roles at various institutions, and began his career as a corporate lending officer. Mr. Berryman graduated from Syracuse University with a Bachelor of Science degree in Business Management and is a charter holder under the CFA Institute’s Chartered Financial Analyst® program.

John Davis Hutchens is a vice president of Capitala Investment Advisors and has served as an analyst, associate, and subsequently, a vice president for portfolio management for the investment adviser to the Legacy Funds since December 2009. Mr. Hutchens’ primary responsibilities include financial analysis and portfolio monitoring. Mr. Hutchens graduated from Duke University with Sociology and Computer Science degrees, and received his M.B.A. from the University of North Carolina at Charlotte.

Adam Richeson is a vice president of Capitala Investment Advisors and has served as a transaction origination, screening and structuring professional for the investment adviser to the Legacy Funds since June 2010. Prior to joining investment adviser of the Legacy Funds, Mr. Richeson served in a number of business development and operational roles for manufacturing companies. Mr. Richeson graduated from The Ohio State University with a B.A. in English Literature and received his M.B.A. from Wake Forest University.

Casey Swercheck has served as a vice president of Capitala Investment Advisors since April 2013. Prior to joining Capitala Investment Advisors, Mr. Swercheck was an associate at Hamilton Lane, a private equity management firm. Mr. Swercheck graduated from the University of Pittsburgh in 2004 with a B.S. in Finance.

Compensation

None of the members of Capitala Investment Advisors’ investment team will receive any direct compensation from us in connection with the management of our portfolio. Messrs. Alala and Broyhill, through their financial interests in Capitala Investment Advisors, will be entitled to a portion of any profits earned by Capitala Investment Advisors, which includes any fees payable to Capitala Investment Advisors under the terms of our Investment Advisory Agreement, less expenses incurred by Capitala Investment Advisors in performing its services under our Investment Advisory Agreement. The compensation paid by Capitala Investment Advisors to its other investment personnel will include: (i) annual base salary; (ii) annual cash bonus; (iii) portfolio-based performance award; and (iv) individual performance award and/or individual performance bonus. In addition, the shares held by Capitala Restricted Shares I, LLC, an entity controlled by Mr. Alala, may be used as compensation for advisory personnel and other persons performing advisory and administrative functions on behalf of Capitala Investment Advisors and Capitala Advisors Corp.

INVESTMENT ADVISORY AGREEMENT

Capitala Investment Advisors serves as our investment adviser. Capitala Investment Advisors is an investment adviser that is registered as an investment adviser under the Advisers Act. Subject to the overall supervision of our Board of Directors, our investment adviser manages our day-to-day operations, and provides investment advisory and management services to us. Under the terms of our Investment Advisory Agreement, Capitala Investment Advisors:

•	determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;

•	identifies, evaluates and negotiates the structure of the investments we make (including performing due diligence on our prospective portfolio companies);

•	closes and monitors the investments we make; and

•	provides us with other investment advisory, research and related services as we may from time to time require.

Capitala Investment Advisors’ services under the Investment Advisory Agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired.

Management Fee

Pursuant to the Investment Advisory Agreement, we have agreed to pay Capitala Investment Advisors a fee for investment advisory and management services consisting of two components — a base management fee and an incentive fee.

The base management fee is calculated at an annual rate of 1.75% of our gross assets, which is our total assets as reflected on our balance sheet and includes any borrowings for investment purposes. Although we do not anticipate making significant investments in derivative financial instruments, the fair value of any such investments, which will not necessarily equal their notional value, will be included in our calculation of gross assets. For services rendered under the Investment Advisory Agreement, the base management fee is payable quarterly in arrears. The base management fee will initially be calculated based on the value of our gross assets at the end of the first calendar quarter subsequent to consummation of this offering, and thereafter based on the average value of our gross assets at the end of the two most recently completed calendar quarters, and appropriately adjusted for any share issuances or repurchases during the current calendar quarter. For the first twelve months following this offering, Capitala Investment Advisors has agreed to waive the portion of the base management fee payable on cash and cash equivalents held at the Capitala Finance level, excluding cash and cash equivalents held by the Legacy Funds that will be acquired by Capitala Finance in connection with the Formation Transactions.

The incentive fee has two parts. The first part of the incentive fee is calculated and payable quarterly in arrears based on our pre-incentive fee net investment income for the immediately preceding calendar quarter. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under the Administration Agreement to our administrator, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK interest and zero coupon securities), accrued income that we have not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, computed net of all realized capital losses or unrealized capital appreciation or depreciation. Pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets at the end of the immediately preceding calendar quarter, is compared to a hurdle of 2.0% per quarter (8.0% annualized). Our net investment income used to calculate this part of the incentive fee is also included in the amount of our gross assets used to calculate the 1.75% base management fee. We pay Capitala Investment Advisors an incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:

•	no incentive fee in any calendar quarter in which our pre-incentive fee net investment income does not exceed the hurdle of 2.0%;

•

100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle but is less than 2.5% in any calendar quarter (10.0% annualized). We refer to this portion of our pre-incentive fee net investment income (which exceeds the hurdle but is less than 2.5%) as the “catch-up.” The “catch-up” is meant to provide our investment adviser with 20% of our pre-incentive fee net investment income as if a hurdle did not apply if this net investment income exceeds 2.5% in any calendar quarter; and

•

20% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.5% in any calendar quarter (10.0% annualized) is payable to Capitala Investment Advisors (once the hurdle is reached and the catch-up is achieved, 20% of all pre-incentive fee investment income thereafter is allocated to Capitala Investment Advisors).

The following is a graphical representation of the calculation of the income-related portion of the incentive fee:

Quarterly Incentive Fee Based on Net Investment Income

Pre-incentive fee net investment income

(expressed as a percentage of the value of net assets)

Percentage of pre-incentive fee net investment income allocated to the Capitala Investment Advisors

These calculations are appropriately pro-rated for any period of less than three months and adjusted for any share issuances or repurchases during the relevant quarter. You should be aware that a rise in the general level of interest rates can be expected to lead to higher interest rates applicable to our debt investments. Accordingly, an increase in interest rates would make it easier for us to meet or exceed the incentive fee hurdle rate and may result in a substantial increase of the amount of incentive fees payable to our investment adviser with respect to pre-incentive fee net investment income.

The second part of the incentive fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date), commencing with the 2013 calendar year, and will equal 20% of our realized capital gains, if any, on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees with respect to each of the investments in our portfolio, provided that, the incentive fee determined as of December 31, 2013 will be calculated for a period of shorter than twelve calendar months to take into account any realized capital gains computed net of all realized capital losses and unrealized capital depreciation from the inception of Capitala Finance.

We will defer cash payment of the portion of any incentive fee otherwise earned by our investment adviser that would, when taken together with all other incentive fees paid to our investment adviser during the most recent 12 full calendar month period ending on or prior to the date such payment is to be made, exceed 20% of the sum of (a) our pre-incentive fee net investment income during such period, (b) our net unrealized appreciation or depreciation during such period and (c) our net realized capital gains or losses during such period. Any deferred incentive fees will be carried over for payment in subsequent calculation periods to the extent such payment is payable under the Investment Advisory Agreement. Such deferred amounts will be calculated using a period of shorter than 12 full calendar months until 12 full calendar months have passed since completion of our initial public offering.

Examples of Quarterly Incentive Fee Calculation

Example 1: Income Related Portion of Incentive Fee*

Alternative 1:

Assumptions

Investment income (including interest, dividends, fees, etc.) = 1.25%

Hurdle rate1 = 2.0%

Management fee2 = 0.50%

Other expenses (legal, accounting, custodian, transfer agent, etc.)3 = 0.20%

Pre-incentive fee net investment income

(investment income – (management fee + other expenses)) = 0.55%

Pre-incentive net investment income does not exceed hurdle rate, therefore there is no incentive fee.

Alternative 2:

Assumptions

Investment income (including interest, dividends, fees, etc.) = 2.9%

Hurdle rate1 = 2.0%

Management fee2 = 0.50%

Other expenses (legal, accounting, custodian, transfer agent, etc.) 3 = 0.20%

Pre-incentive fee net investment income

(investment income – (management fee + other expenses)) = 2.2%

Incentive fee = 100% × pre-incentive fee net investment income, subject to the “catch-up”4

= 100% × (2.2% – 2.0%)

= 0. 20%

Pre-incentive fee net investment income exceeds the hurdle rate, but does not fully satisfy the “catch-up” provision, therefore the income related portion of the incentive fee is 0.20%.

*	The hypothetical amount of pre-incentive fee net investment income shown is based on a percentage of total net assets.
(1)	Represents 8.0% annualized hurdle rate.
(2)	Represents 2.00% annualized management fee.
(3)	Excludes organizational and offering expenses.
(4)	The “catch-up” provision is intended to provide the Adviser with an incentive fee of 20% on all of Capitala Finance’s pre-incentive fee net investment income as if a hurdle rate did not apply when its net investment income exceeds 2.5% in any calendar quarter.

Alternative 3:

Assumptions

Investment income (including interest, dividends, fees, etc.) = 3.50%

Hurdle rate1 = 2.0%

Management fee2 = 0.50%

Other expenses (legal, accounting, custodian, transfer agent, etc.)3 = 0.20%

Pre-incentive fee net investment income

(investment income – (management fee + other expenses)) = 2.80%

Incentive fee = 20% × pre-incentive fee net investment income, subject to “catch-up”4

Incentive fee = 100% × “catch-up” + (20% × (pre-incentive fee net investment income – 2.5%))

Catch-up = 2.5% – 2.0%

= 0.5%

Incentive fee = (100% × 0.5%) + (20% × (2.80% – 2.5%))

= 0.5% + (20% × 0. 3%)

= 0.5% + 0.06%

= 0.56%

Pre-incentive fee net investment income exceeds the hurdle rate, and fully satisfies the “catch-up” provision, therefore the income related portion of the incentive fee is 0.56%.

Example 2: Capital Gains Portion of Incentive Fee

Alternative 1:

Assumptions

•	Year 1: $20 million investment made in Company A (“Investment A”), and $30 million investment made in Company B (“Investment B”)

•	Year 2: Investment A sold for $50 million and fair market value (“FMV”) of Investment B determined to be $32 million

•	Year 3: FMV of Investment B determined to be $25 million

•	Year 4: Investment B sold for $31 million

The capital gains portion of the incentive fee would be:

•	Year 1: None

•	Year 2: Capital gains incentive fee of $6 million ($30 million realized capital gains on sale of Investment A multiplied by 20%)

•	Year 3: None

$5 million (20% multiplied by ($30 million cumulative capital gains less $5 million cumulative capital depreciation)) less $6 million (previous capital gains fee paid in Year 2)

(1)	Represents 8.0% annualized hurdle rate.
(2)	Represents 2.00% annualized management fee.
(3)	Excludes organizational and offering expenses.
(4)	The “catch-up” provision is intended to provide the Adviser with an incentive fee of 20% on all of Capitala Finance’s pre-incentive fee net investment income as if a hurdle rate did not apply when its net investment income exceeds 2.5% in any calendar quarter.

•	Year 4: Capital gains incentive fee of $200,000

$6.2 million ($31 million cumulative realized capital gains multiplied by 20%) less $6 million (capital gains fee taken in Year 2)

Alternative 2:

Assumptions

•	Year 1: $20 million investment made in Company A (“Investment A”), $30 million investment made in Company B (“Investment B”) and $25 million investment made in Company C (“Investment C”)

•	Year 2: Investment A sold for $50 million, FMV of Investment B determined to be $25 million and FMV of Investment C determined to be $25 million

•	Year 3: FMV of Investment B determined to be $27 million and Investment C sold for $30 million

•	Year 4: FMV of Investment B determined to be $24 million

•	Year 5: Investment B sold for $20 million

The capital gains incentive fee, if any, would be:

•	Year 1: None

•	Year 2: $5 million capital gains incentive fee

20% multiplied by $25 million ($30 million realized capital gains on Investment A less unrealized capital depreciation on Investment B)

•	Year 3: $1.4 million capital gains incentive fee(1)

$6.4 million (20% multiplied by $32 million ($35 million cumulative realized capital gains less $3 million unrealized capital depreciation)) less $5 million capital gains fee received in Year 2

•	Year 4: None

•	Year 5: None

$5 million (20% multiplied by $25 million (cumulative realized capital gains of $35 million less realized capital losses of $10 million)) less $6.4 million cumulative capital gains fee paid in Year 2 and Year 3

Example 3: Application of the Incentive Fee Deferral Mechanism

Assumptions

•

In each of Years 1 through 4 in this example pre-incentive fee net investment income equals $40.0 million per year, which we recognized evenly in each quarter of each year and paid quarterly. This amount exceeds the hurdle rate and the requirement of the “catch-up” provision in each quarter of such year. As a result, the annual income related portion of the incentive fee, before the application of the deferral mechanism in any year is $8.0 million ($40.0 million multiplied by 20%). All income-related incentive fees were paid quarterly in arrears.

•	In each year preceding Year 1, we did not generate realized or unrealized capital gains or losses, no capital gain-related incentive fee was paid and there was no deferral of incentive fees.

•	Year 1: We did not generate realized or unrealized capital gains or losses.

•	Year 2: We realized a $30.0 million capital gain and did not otherwise generate realized or unrealized capital gains or losses.

(1)	As illustrated in Year 3 of Alternative 1 above, if the Company were to be wound up on a date other than December 31 of any year, the Company may have paid aggregate capital gain incentive fees that are more than the amount of such fees that would be payable if the Company had been wound up on December 31 of such year.

•	Year 3: We recognized $5.0 million of unrealized capital depreciation and did not otherwise generate realized or unrealized capital gains or losses.

•	Year 4: We realized a $6.0 million capital gain and did not otherwise generate realized or unrealized capital gains or losses.

	Income Related Incentive Fee Accrued Before Application of Deferral Mechanism	Capital Gains Related Incentive Fee Accrued Before Application of Deferral Mechanism	Incentive Fee Calculations	Incentive Fees Paid and Deferred
Year 1	$8.0 million ($40.0 million multiplied by 20%)	None	$8.0 million	Incentive fees of $8.0 million paid; no incentive fees deferred
Year 2	$8.0 million ($40.0 million multiplied by 20%)	$6.0 million (20% of $30.0 million)	$14.0 million	Incentive fees of $14.0 million paid; no incentive fees deferred
Year 3	$8.0 million ($40.0 million multiplied by 20%)	None (20% of cumulative net capital gains of $25.0 million ($30.0 million in cumulative realized gains less $5.0 million in cumulative unrealized capital depreciation) less $6.0 million of capital gains fee paid in Year 2)	$7.0 million (20% of the sum of (a) our pre-incentive fee net investment income, (b) our net unrealized appreciation or depreciation during such period and (c) our net realized capital gains or losses during Year 3)	Incentive fees of $7.0 million paid; $8.0 million of incentive fees accrued but payment restricted to $7.0 million; $1.0 million of incentive fees deferred
Year 4	$8.0 million ($40.0 million multiplied by 20%)	$0.2 million (20% of cumulative net capital gains of $31.0 million ($36.0 million cumulative realized capital gains less $5.0 million cumulative unrealized capital depreciation) less $6.0 million of capital gains fee paid in Year 2)	$8.2 million	Incentive fees of $9.2 million paid ($8.2 million of incentive fees accrued in Year 4 plus $1.0 million of deferred incentive fees); no incentive fees deferred

Payment of Our Expenses

The investment team of our investment adviser and their respective staffs, when and to the extent engaged in providing investment advisory and management services, and the compensation and routine overhead expenses of such personnel allocable to such services, are provided and paid for by Capitala Investment Advisors. We bear all other costs and expenses of our operations and transactions, including (without limitation):

•	the cost of our organization;

•	the cost of calculating our net asset value, including the cost of any third-party valuation services;

•	the cost of effecting sales and repurchases of our shares and other securities;

•	interest payable on debt, if any, to finance our investments;

•

fees payable to third parties relating to, or associated with, making investments, including fees and expenses associated with performing due diligence reviews of prospective investments and advisory fees;

•	transfer agent and custodial fees;

•	fees and expenses associated with marketing efforts;

•	costs associated with our reporting and compliance obligations under the 1940 Act, the Exchange Act and other applicable federal and state securities laws, and ongoing stock exchange fees;

•	federal, state and local taxes;

•	independent directors’ fees and expenses;

•	brokerage commissions;

•	costs of proxy statements, stockholders’ reports and other communications with stockholders;

•	fidelity bond, directors’ and officers’ liability insurance, errors and omissions liability insurance and other insurance premiums;

•	direct costs and expenses of administration, including printing, mailing, telephone and staff;

•	fees and expenses associated with independent audits and outside legal costs; and

•

all other expenses incurred by either our administrator or us in connection with administering our business, including payments under the Administration Agreement that will be based upon our allocable portion of overhead and other expenses incurred by our administrator in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions, and our allocable portion of any costs of compensation and related expenses of our chief compliance officer and our chief financial officer and any administrative support staff.

Duration and Termination

The Investment Advisory Agreement was initially approved by the Board of Directors of Capitala Finance on June 10, 2013. Unless earlier terminated as described below, the Investment Advisory Agreement will remain in effect for a period of two years from the date it was approved by our Board of Directors and will remain in effect from year to year thereafter if approved annually by our Board of Directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not parties to such agreement or who are not “interested persons” of any such party, as such term is defined in Section 2(a)(19) of the 1940 Act. The Investment Advisory Agreement will automatically terminate in the event of its assignment. The Investment Advisory Agreement may also be terminated by either party without penalty upon not less than 60 days’ written notice to the other party. See “Risk Factors — Risks Relating to Our Business and Structure — Our investment adviser will have the right to resign on 60 days’ notice.”

Indemnification

The Investment Advisory Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Capitala Investment Advisors and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from Capitala Finance for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of Capitala Investment Advisors’ services under the Investment Advisory Agreement or otherwise as an investment adviser of Capitala Finance.

Organization of the Investment Adviser

Capitala Investment Advisors is a Delaware limited liability company. The principal executive offices of Capitala Investment Advisors are located at 4201 Congress Street, Suite 360, Charlotte, North Carolina 28209.

Board Approval of the Investment Advisory Agreement

A discussion regarding the basis for our Board of Director’s approval of our Investment Advisory Agreement will be included in our first annual report on Form 10-K filed subsequent to completion of this offering, or incorporated by reference therein.

ADMINISTRATION AGREEMENT

Capitala Advisors Corp., a North Carolina corporation, serves as our administrator. The principal executive offices of our administrator are located at 4201 Congress Street, Suite 360, Charlotte, North Carolina 28209. Capitala Advisors Corp., pursuant to a sub-administration agreement, will engage U.S. Bancorp Fund Services, LLC to act on behalf of Capitala Advisors Corp. in its performance of certain administrative services for us. The principal office of U.S. Bancorp Fund Services, LLC is 777 East Wisconsin Avenue, Milwaukee, WI 53202. Pursuant to the Administration Agreement, our administrator furnishes us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities. Under the Administration Agreement, our administrator also performs, or oversees the performance of, our required administrative services, which include, among other things, being responsible for the financial records that we are required to maintain and preparing reports to our stockholders. In addition, our administrator assists us in determining and publishing our net asset value, oversees the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. Payments under the Administration Agreement are equal to an amount based upon our allocable portion of our administrator’s overhead in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions and our allocable portion of the compensation of our chief financial officer, chief compliance officer and our allocable portion of the compensation of any administrative support staff. Under the Administration Agreement, our administrator will also provide on our behalf managerial assistance to those portfolio companies that request such assistance. The administration agreement will have an initial term of two years and may be renewed with the approval of our Board of Directors. The administration agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party. To the extent that our administrator outsources any of its functions, we will pay the fees associated with such functions on a direct basis without any incremental profit to our administrator. Stockholder approval is not required to amend the administration agreement.

Our administrator will also provide administrative services to our investment adviser, Capitala Investment Advisors. As a result, Capitala Investment Advisors will also reimburse our administrator for its allocable portion of our administrator’s overhead, including rent, the fees and expenses associated with performing compliance functions for Capitala Investment Advisors, and its allocable portion of the compensation of any administrative support staff.

The Administration Agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, our administrator and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from Capitala Finance for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of our administrator’s services under the Administration Agreement or otherwise as administrator for Capitala Finance.

LICENSE AGREEMENT

We have entered into a license agreement with Capitala Investment Advisors pursuant to which Capitala Investment Advisors has agreed to grant us a non-exclusive, royalty-free license to use the name “Capitala.” Under this agreement, we have a right to use the Capitala name for so long as the Investment Advisory Agreement with Capitala Investment Advisors is in effect. Other than with respect to this limited license, we will have no legal right to the “Capitala” name.

CERTAIN RELATIONSHIPS AND TRANSACTIONS

We have entered into the Investment Advisory Agreement with Capitala Investment Advisors. Mr. Alala, our chief executive officer, president and chairman of our Board of Directors, is the managing partner and chief investment officer of Capitala Investment Advisors, and Mr. Broyhill, a member of our Board of Directors, has an indirect controlling interest in Capitala Investment Advisors.

In addition, Capitala Investment Advisors’ investment team manages Fund IV, a private investment limited partnership providing financing solutions smaller and lower middle-market companies that had its first closing in March 2013 and obtained SBA approval for its SBIC license in April 2013. In addition to Fund IV, affiliates of Capitala Investment Advisors manage several affiliated funds whereby institutional limited partners in the Legacy Funds have had the opportunity to co-invest with the Legacy Funds in portfolio investments. Capitala Investment Advisors and its affiliates may determine that an investment is appropriate for us and for one or more of those other funds. In such event, depending on the availability of such investment and other appropriate factors, Capitala Investment Advisors or its affiliates may determine that we should invest side-by-side with one or more other funds. Any such investments will be made only to the extent permitted by applicable law and interpretive positions of the SEC and its staff, and consistent with Capitala Investment Advisors’ allocation procedures. We do not expect to make co-investments, or otherwise compete for investment opportunities, with Fund IV because its focus and investment strategy differ from our own.

We have entered into a license agreement with Capitala Investment Advisors, pursuant to which Capitala Investment Advisors has agreed to grant us a non-exclusive, royalty-free license to use the name “Capitala.”

We have entered into the Administration Agreement with our administrator. Pursuant to the terms of the Administration Agreement, our administrator provides us with the office facilities and administrative services necessary to conduct our day-to-day operations. Mr. Alala, our chief executive officer, president and chairman of our Board of Directors, is the chief executive officer, president and a director of our administrator, and Mr. Broyhill, a member of our Board of Directors, is the trustee of a trust that has a controlling interest in our administrator.

In connection with our acquisition of the Legacy Portfolio, we will issue an aggregate of approximately 9.0 million shares of our common stock to the Legacy Investors. For more information on each Legacy Investor who will, directly or indirectly, own, control or hold with the power to vote, 5% or more of Capitala Finance, see “Control Persons and Principal Stockholders.”

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

Immediately prior to the completion of the Formation Transactions and this offering, Capitala Finance Corp. will have 100 shares of common stock outstanding and one stockholder of record, Capitala Investment Advisors, LLC. The following table sets forth certain ownership information with respect to Capitala Finance Corp. common stock for those persons who, directly or indirectly, own, control or hold with the power to vote, 5% or more of Capitala Finance Corp. common stock, and all officers and directors as a group, (i) prior to the Formation Transactions, (ii) immediately after the Formation Transactions and (iii) immediately after this Offering.

		Capitala Finance Corp.
		Immediately Prior to the Formation Transactions (1)		Immediately After the Formation Transactions and Prior to This Offering (2)		Immediately After This Offering (3) (4)
Name	Type of Ownership	Shares Owned	Percentage	Shares Owned	Percentage	Shares Owned	Percentage
Capitala Investment Advisors, LLC (5)	Direct	100	100%	100	*	100	*

Capitala Restricted Shares I, LLC (6)	Direct	—	—	672,738	7.5%	672,738	5.2%

Joseph B. Alala, III (5) (6) (7)	Direct and Indirect	100	100%	863,753	9.6%	863,753	6.7%

TD Bank, N.A. (8)	Direct	—	—	500,983	5.6%	500,983	3.9%

Florida Growth Fund LLC (9)	Direct	—	—	466,387	5.2%	466,387	3.6%

All officers and directors as a group (seven persons) (5) (6) (7) (10)	Direct and Indirect	100	100%	1,120,237	12.5%	1,120,237	8.6%

*	Represents less than 1%
(1)	Reflects shares outstanding prior to completion of the Formation Transactions and this offering.
(2)	Assumes the issuance of approximately 9.0 million shares of common stock to the Legacy Investors in connection with the Formation Transactions. See “Formation Transactions.”
(3)	Assumes the issuance of 4.0 million shares of common stock offered hereby. Does not reflect shares of common stock reserved for issuance upon exercise of the underwriters’ over allotment option.
(4)	Certain shares of common stock issued through the Formation Transactions to which the Legacy Investors of Fund I, Fund II, Fund III and Fund III Parent are entitled will be held of record by Fund I, Capitala Investment Advisors and Fund III Parent on behalf of such Legacy Investors for a period of 180 days in accordance with the lock-up agreements entered into in connection with this offering after which such shares will be transferred to the underlying Legacy Investors. Such Legacy Investors will be entitled to vote such shares on a pass-through basis during the lock-up period.
(5)	Mr. Alala may be deemed to beneficially own the shares held by Capitala Investment Advisors, LLC by virtue of his position as Chief Executive Officer thereof. The address for Capitala Investment Advisors, LLC is 4201 Congress Street, Suite 360, Charlotte, North Carolina 28209.
(6)	Mr. Alala may be deemed to beneficially own the shares held by Capitala Restricted Shares I, LLC by virtue of his position as manager thereof. The shares held by Capitala Restricted Shares I, LLC may be used as compensation for advisory personnel and other persons performing advisory and administrative functions on behalf of Capitala Investment Advisors, LLC and Capitala Advisors Corp. The address for Capitala Restricted Shares I, LLC is 4201 Congress Street, Suite 360, Charlotte, North Carolina 28209.
(7)	Includes shares held by Capitala Investment Advisors, LLC and Capitala Restricted Shares I, LLC.
(8)	The address for TD Bank, N.A. is 2005 Market Street, 20th Floor, Philadelphia, Pennsylvania 19103.
(9)	The address for Florida Growth Fund LLC is 200 SW 1st Avenue, Suite 880, Fort Lauderdale, FL 33301.
(10)	The address for all officers and directors is c/o Capitala Finance Corp., 4201 Congress Street, Suite 360, Charlotte, North Carolina 28209.

The following table sets forth the dollar range of our equity securities beneficially to be owned by each of our directors immediately after this offering.

Name of Director	Dollar Range of Equity Securities in Capitala Finance (1)(2)
Interested Directors
Joseph B. Alala, III	Over $100,000
M. Hunt Broyhill	Over $100,000

Independent Directors
R. Charles Moyer	$50,001 –$100,000
Larry W. Carroll	Over $100,000
H. Paul Chapman	None

(1)	Dollar ranges are as follows: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, or Over $100,000.
(2)	The dollar range of equity securities beneficially owned in us is based on the assumed initial offering price per share of our common stock of $20.00.

REGULATION AS A BUSINESS DEVELOPMENT COMPANY

General

A BDC is regulated by the 1940 Act. A BDC must be organized in the United States for the purpose of investing in or lending to primarily private companies and making significant managerial assistance available to them. A BDC may use capital provided by public stockholders and from other sources to make long-term, private investments in businesses. A BDC provides stockholders the ability to retain the liquidity of a publicly traded stock while sharing in the possible benefits, if any, of investing in primarily privately owned companies.

We may not change the nature of our business so as to cease to be, or withdraw our election as, a BDC unless authorized by vote of a majority of the outstanding voting securities, as required by the 1940 Act. A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of: (a) 67% or more of such company’s voting securities present at a meeting if more than 50% of the outstanding voting securities of such company are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of such company. We do not anticipate any substantial change in the nature of our business.

As with other companies regulated by the 1940 Act, a BDC must adhere to certain substantive regulatory requirements. A majority of our directors must be persons who are not interested persons, as that term is defined in the 1940 Act. Additionally, we will be required to provide and maintain a bond issued by a reputable fidelity insurance company to protect the BDC. Furthermore, as a BDC, we will be prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

As a BDC, we will generally be required to meet an asset coverage ratio, defined under the 1940 Act as the ratio of our gross assets (less all liabilities and indebtedness not represented by senior securities) to our outstanding senior securities, of at least 200% after each issuance of senior securities. We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our directors who are not interested persons and, in some cases, prior approval by the SEC.

We will generally not be able to issue and sell our common stock at a price below net asset value per share. See “Risk Factors — Risks Relating to Our Business and Structure — Regulations governing our operation as a BDC affect our ability to raise additional capital and the way in which we do so.” We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then-current net asset value of our common stock if our Board of Directors determines that such sale is in our best interests and the best interests of our stockholders, and our stockholders approve our policy and practice of making such sales. In any such case, under such circumstances, the price at which our common stock to be issued and sold may not be less than a price which, in the determination of our Board of Directors, closely approximates the market value of such common stock. In addition, we may generally issue new shares of our common stock at a price below net asset value in rights offerings to existing stockholders, in payment of dividends and in certain other limited circumstances.

As a BDC, we will generally be limited in our ability to invest in any portfolio company in which our investment adviser or any of its affiliates currently has an investment or to make any co-investments with our investment adviser or its affiliates without an exemptive order from the SEC, subject to certain exceptions.

We will be periodically examined by the SEC for compliance with the 1940 Act.

As a BDC, we will be subject to certain risks and uncertainties. See “Risk Factors — Risks Relating to Our Business and Structure.”

Qualifying Assets

Under the 1940 Act, a BDC may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the BDC’s gross assets (the “70% Test”). The principal categories of qualifying assets relevant to our proposed business are the following:

•	Securities purchased in transactions not involving any public offering, the issuer of which is an eligible portfolio company;

•	Securities received in exchange for or distributed with respect to securities described in the bullet above or pursuant to the exercise of options, warrants or rights relating to such securities; and

•	Cash, cash items, government securities or high quality debt securities (within the meaning of the 1940 Act), maturing in one year or less from the time of investment.

An eligible portfolio company is generally a domestic company that is not an investment company (other than a small business investment company wholly owned by a BDC) and that:

•	does not have a class of securities with respect to which a broker may extend margin credit at the time the acquisition is made;

•	is controlled by the BDC and has an affiliate of the BDC on its board of directors;

•	does not have any class of securities listed on a national securities exchange;

•	is a public company that lists its securities on a national securities exchange with a market capitalization of less than $250 million; or

•	meets such other criteria as may be established by the SEC.

Control, as defined by the 1940 Act, is presumed to exist where a BDC beneficially owns more than 25% of the outstanding voting securities of the portfolio company.

In addition, a BDC must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in eligible portfolio companies, or in other securities that are consistent with its purpose as a BDC.

Managerial Assistance to Portfolio Companies

In order to count portfolio securities as qualifying assets for the purpose of the 70% test, the BDC must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance; except that, where the BDC purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available managerial assistance means, among other things, any arrangement whereby the BDC, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

Temporary Investments

Pending investment in other types of “qualifying assets,” as described above, our investments may consist of cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets. Typically, we will invest in U.S. Treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our gross assets constitute repurchase agreements from a single counterparty, we would not meet the diversification tests in order to qualify as a RIC for federal income tax purposes. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. Our investment adviser will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Senior Securities

We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our gross assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risk Factors — Risks Relating to Our Business and Structure.”

Code of Ethics

We and our investment adviser have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act that establishes procedures for personal investments and restricts certain transactions by our personnel. Our code of ethics generally does not permit investments by our employees in securities that may be purchased or held by us. You may read and copy our code of ethics at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. In addition, the code of ethics is attached as an exhibit to the registration statement of which this prospectus is a part, and is available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You may also obtain copies of the code of ethics, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549. Our code of ethics is also available on our website at http://www.capitalagroup.com.

Compliance Policies and Procedures

We and our investment adviser have adopted and implemented written policies and procedures reasonably designed to detect and prevent violation of the federal securities laws and are required to review these compliance policies and procedures annually for their adequacy and the effectiveness of their implementation and designate a chief compliance officer to be responsible for administering the policies and procedures. Richard Wheelahan currently serves as our chief compliance officer. For Mr. Wheelahan’s biographical information, please see “Management — Biographical Information.”

Sarbanes-Oxley Act of 2002

The Sarbanes-Oxley Act of 2002 imposes a wide variety of regulatory requirements on publicly-held companies and their insiders. Many of these requirements affect us. For example:

•	pursuant to Rule 13a-14 of the Exchange Act, our chief executive officer and chief financial officer must certify the accuracy of the financial statements contained in our periodic reports;

•	pursuant to Item 307 of Regulation S-K, our periodic reports must disclose our conclusions about the effectiveness of our disclosure controls and procedures;

•	pursuant to Rule 13a-15 of the Exchange Act, our management will be required to prepare an annual report regarding its assessment of our internal control over financial reporting; and

•

pursuant to Item 308 of Regulation S-K and Rule 13a-15 of the 1934 Act, our periodic reports must disclose whether there were significant changes in our internal controls over financial reporting or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

The Sarbanes-Oxley Act requires us to review our current policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. We will continue to monitor our compliance with all regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance therewith.

Proxy Voting Policies and Procedures

We have delegated our proxy voting responsibility to Capitala Investment Advisors. The proxy voting policies and procedures of Capitala Investment Advisors are set forth below. The guidelines will be reviewed periodically by Capitala Investment Advisors and our non-interested directors, and, accordingly, are subject to change. For purposes of the proxy voting policies and procedures described below, “we,” “our” and “us” refers to Capitala Investment Advisors.

Introduction

An investment adviser registered under the Advisers Act has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, we recognize that we must vote client securities in a timely manner free of conflicts of interest and in the best interests of our clients.

These policies and procedures for voting proxies for our investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy Policies

We will vote proxies relating to our portfolio securities in what we perceive to be the best interest of our clients’ stockholders. We will review on a case-by-case basis each proposal submitted to a stockholder vote to determine its impact on the portfolio securities held by our clients. Although we will generally vote against proposals that may have a negative impact on our clients’ portfolio securities, we may vote for such a proposal if there exist compelling long-term reasons to do so.

Our proxy voting decisions will be made by the senior officers who are responsible for monitoring each of our clients’ investments. To ensure that our vote is not the product of a conflict of interest, we will require that: (1) anyone involved in the decision making process disclose to our managing member any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (2) employees involved in the decision making process or vote administration are prohibited from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties.

Proxy Voting Records

You may obtain information about how we voted proxies by making a written request for proxy voting information to: Capitala Investment Advisors, LLC, 4201 Congress Street, Suite 360, Charlotte, North Carolina 28209.

Privacy Principles

We are committed to maintaining the privacy of our stockholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, we do not receive any non-public personal information relating to our stockholders, although certain non-public personal information of our stockholders may become available to us. We do not disclose any non-public personal information about our stockholders or former stockholders to anyone, except as permitted by law or as is necessary in order to service stockholder accounts (for example, to a transfer agent or third-party administrator).

We restrict access to non-public personal information about our stockholders to employees of our investment adviser and its affiliates with a legitimate business need for the information. We will maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of our stockholders.

Small Business Investment Company Regulations

Our wholly owned subsidiaries’ SBIC licenses allow them to borrow funds by issuing SBA-guaranteed debentures, subject to the issuance of a capital commitment by the SBA and other customary procedures. SBA-guaranteed debentures are non-recourse, interest-only debentures with interest payable semi-annually and have a ten year maturity. The principal amount of SBA-guaranteed debentures is not required to be paid prior to maturity but may be prepaid at any time without penalty. The interest rate of SBA-guaranteed debentures is fixed at the time of issuance at a market-driven spread over U.S. Treasury Notes with 10-year maturities.

SBICs are designed to stimulate the flow of private equity capital to eligible small businesses. Under SBA regulations, SBICs may make loans to eligible small businesses and invest in the equity securities of small businesses. Under present SBA regulations, eligible small businesses include businesses that have a tangible net worth not exceeding $18 million and have average annual fully taxed net income not exceeding $6 million for the two most recent fiscal years. In addition, an SBIC must devote 25% of its investment activity to “smaller” concerns as defined by the SBA. A smaller concern is one that has a tangible net worth not exceeding $6 million and has average annual fully taxed net income not exceeding $2 million for the two most recent fiscal years. SBA regulations also provide alternative size standard criteria to determine eligibility, which depend on the industry in which the business is engaged and are based on such factors as the number of employees and gross sales. According to SBA regulations, SBICs may make long-term loans to small businesses, invest in the equity securities of such businesses and provide them with consulting and advisory services.

SBA regulations currently limit the amount that an SBIC subsidiary may borrow to a maximum of $150 million when it has at least $75 million in regulatory capital. Affiliated SBICs are permitted to issue up to a combined maximum amount of $225 million when they have at least $112.5 million in regulatory capital. As of June 30, 2013, Fund II had $26.2 million in regulatory capital and $52.2 million in SBA-guaranteed debentures outstanding and Fund III had $75 million in regulatory capital and $150 million in SBA-guaranteed debentures outstanding.

We intend to seek exemptive relief from the SEC to permit us to exclude the debt of our SBIC subsidiaries guaranteed by the SBA from the definition of senior securities in the 200% asset coverage test under the 1940 Act. This would provide us with increased flexibility under the 200% asset coverage test by permitting us to borrow up to $202.2 million more than we would otherwise be able to absent the receipt of this exemptive relief.

The SBA restricts the ability of SBICs to repurchase their capital stock. SBA regulations also include restrictions on a “change of control” or transfer of an SBIC and require that SBICs invest idle funds in accordance with SBA regulations. In addition, our SBIC subsidiaries may also be limited in their ability to make distributions to us if they do not have sufficient capital, in accordance with SBA regulations.

Our SBIC subsidiaries are subject to regulation and oversight by the SBA, including requirements with respect to maintaining certain minimum financial ratios and other covenants. Receipt of SBIC licenses does not assure that our SBIC subsidiaries will receive SBA-guaranteed debenture funding, which is dependent upon our SBIC subsidiaries continuing to be in compliance with SBA regulations and policies. The SBA, as a creditor, will have a superior claim to our SBIC subsidiaries’ assets over our stockholders in the event we liquidate our SBIC subsidiaries or the SBA exercises its remedies under the SBA-guaranteed debentures issued by our SBIC subsidiaries upon an event of default.

NASDAQ Global Select Market Requirements

We have adopted certain policies and procedures intended to comply with the NASDAQ Global Select Market’s corporate governance rules. We will continue to monitor our compliance with all future listing standards that are approved by the SEC and will take actions necessary to ensure that we are in compliance therewith.

DETERMINATION OF NET ASSET VALUE

We will determine the net asset value of our investment portfolio each quarter by subtracting our total liabilities from the fair value of our gross assets.

We will conduct the valuation of our assets, pursuant to which our net asset value shall be determined, at all times consistent with GAAP and the 1940 Act. Our valuation procedures are set forth in more detail below:

Securities for which market quotations are readily available on an exchange shall be valued at such price as of the closing price on the day of valuation. We may also obtain quotes with respect to certain of our investments from pricing services or brokers or dealers in order to value assets. When doing so, we determine whether the quote obtained is sufficient according to GAAP to determine the fair value of the security. If determined adequate, we use the quote obtained.

Securities for which reliable market quotations are not readily available or for which the pricing source does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of our investment adviser or Board of Directors, does not represent fair value, which we expect will represent a substantial majority of the investments in our portfolio, shall be valued as follows: (i) each portfolio company or investment is initially valued by the investment professionals responsible for the portfolio investment; (ii) preliminary valuation conclusions are documented and discussed with our senior management; (iii) independent third-party valuation firms engaged by, or on behalf of, the Board of Directors will conduct independent appraisals, review management’s preliminary valuations and prepare separate preliminary valuation conclusions on a selected basis such that each portfolio investment shall be independently reviewed at least annually (investments will not be selected for such review, however, if they (a) have a value as of the previous quarter of less than 2.0% of our gross assets as of the previous quarter, or (b) have a value as of the current quarter of less than 2.0% of our gross assets as of the previous quarter, after taking into account any repayment of principal during the current quarter); and (iv) the Board of Directors will discuss valuations and determine the fair value of each investment in our portfolio in good faith based on the input of the investment adviser and, where appropriate, the respective third-party valuation firms.

The recommendation of fair value will generally be based on the following factors, as relevant:

•	the nature and realizable value of any collateral;

•	the portfolio company’s ability to make payments;

•	the portfolio company’s earnings and discounted cash flow;

•	the markets in which the issuer does business; and

•	comparisons to publicly traded securities.

Securities for which market quotations are not readily available or for which a pricing source is not sufficient may include, but are not limited to, the following:

•	private placements and restricted securities that do not have an active trading market;

•	securities whose trading has been suspended or for which market quotes are no longer available;

•	debt securities that have recently gone into default and for which there is no current market;

•	securities whose prices are stale;

•	securities affected by significant events; and

•	securities that the investment adviser believes were priced incorrectly.

Determination of fair value involves subjective judgments and estimates. Accordingly, the notes to our financial statements will express the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements.

Determinations in Connection with Offerings

In connection with certain future offerings of shares of our common stock, our Board of Directors or an authorized committee thereof will be required to make the determination that we are not selling shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made. Our Board of Directors or an authorized committee thereof will consider the following factors, among others, in making such a determination:

•	the net asset value of our common stock disclosed in the most recent periodic report that we filed with the SEC;

•

our management’s assessment of whether any material change in the net asset value of our common stock has occurred (including through the realization of gains on the sale of our portfolio securities) during the period beginning on the date of the most recently disclosed net asset value of our common stock and ending two days prior to the date of the sale of our common stock; and

•

the magnitude of the difference between (i) a value that our Board of Directors or an authorized committee thereof has determined reflects the current net asset value of our common stock, which is generally based upon the net asset value of our common stock disclosed in the most recent periodic report that we filed with the SEC, as adjusted to reflect our management’s assessment of any material change in the net asset value of our common stock since the date of the most recently disclosed net asset value of our common stock, and (ii) the offering price of the shares of our common stock in the proposed offering.

These processes and procedures are part of our compliance policies and procedures. Records will be made contemporaneously with all determinations described in this section and these records will be maintained with other records that we are required to maintain under the 1940 Act.

DIVIDEND REINVESTMENT PLAN

We have adopted a dividend reinvestment plan that provides for reinvestment of our dividends and other distributions on behalf of our stockholders, unless a stockholder elects to receive cash as provided below. As a result, if our Board of Directors authorizes, and we declare, a cash distribution, our stockholders who have not opted out of our dividend reinvestment plan will have their cash distributions automatically reinvested in additional shares of our common stock, rather than receiving the cash distributions. In this way, a stockholder can maintain an undiluted investment in us and still allow us to pay out the required distributable income.

No action will be required on the part of a registered stockholder to have his cash distribution reinvested in shares of our common stock. A registered stockholder may elect to receive an entire distribution in cash by notifying American Stock Transfer & Trust Company, LLC, the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than 10 days prior to the record date for distributions to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive distributions in cash and hold such shares in non-certificated form in the plan administrator’s name or that of its nominee. Upon request by a stockholder participating in the plan, received in writing not less than 10 days prior to the record date, the plan administrator will, instead of crediting shares to the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares of our common stock and a check for any fractional share.

Those stockholders whose shares are held by a broker or other financial intermediary may receive distributions in cash by notifying their broker or other financial intermediary of their election.

We expect to use primarily newly issued shares to implement the plan, whether our shares are trading at a premium or at a discount to net asset value. Under such circumstances, the number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the distribution payable to such stockholder by the market price per share of our common stock at the close of regular trading on the valuation date for such distribution. Market price per share on that date will be the closing price for such shares on the national securities exchange on which our shares are then listed or, if no sale is reported for such day, at the average of their reported bid and asked prices. We reserve the right to purchase shares in the open market in connection with our implementation of the plan. Shares purchased in open market transactions by the plan administrator will be allocated to a stockholder based on the average purchase price, excluding any brokerage charges or other charges, of all shares of common stock purchased in the open market.

There will be no brokerage charges or other charges to stockholders who participate in the plan. The plan administrator’s fees under the plan will be paid by us. If a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a transaction fee of $15.00 plus a brokerage commission from the proceeds.

Stockholders who receive distributions in the form of stock are subject to the same federal, state and local tax consequences as are stockholders who elect to receive their distributions in cash. A stockholder’s basis for determining gain or loss upon the sale of stock received in a distribution from us will be equal to the total dollar amount of the distribution payable to the stockholder. Any stock received in a distribution will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

The plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any distribution by us. All correspondence concerning the plan should be directed to the plan administrator by mail at 6201 15th Avenue, Brooklyn, New York 11219 or by phone at 1-866-665-2281.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in our shares. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, we have not described tax consequences that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, a trader in securities that elects to use a market-to-market method of accounting for its securities holdings, pension plans and trusts, and financial institutions. This summary assumes that investors hold our common stock as capital assets (within the meaning of the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the IRS regarding this offering. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

A “U.S. stockholder” generally is a beneficial owner of shares of our common stock who is for U.S. federal income tax purposes:

•	A citizen or individual resident of the United States;

•	A corporation or other entity treated as a corporation, for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any political subdivision thereof;

•

A trust if a court within the United States is asked to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantive decisions of the trust; or

•	An estate, the income of which is subject to U.S. federal income taxation regardless of its source.

A “Non-U.S. stockholder” generally is a beneficial owner of shares of our common stock who is not a U.S. stockholder. If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective stockholder that is a partner of a partnership holding shares of our common stock should consult his, her or its tax advisers with respect to the purchase, ownership and disposition of shares of our common stock.

Tax matters are very complicated and the tax consequences to an investor of an investment in our shares will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisers regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Election to be Taxed as a RIC

As a BDC, we intend to elect to be treated, and qualify annually thereafter, as a RIC under Subchapter M of the Code, beginning with our 2013 taxable year. As a RIC, we generally will not have to pay corporate-level U.S. federal income taxes on any income that we distribute to our stockholders as dividends. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, to qualify for RIC tax treatment we must distribute to our stockholders, for each taxable year, at least 90% of our “investment company taxable income,” which is generally our ordinary income plus the excess of our realized net short-term capital gains over our realized net long-term capital losses (the “Annual Distribution Requirement”).

Taxation as a Regulated Investment Company

For any taxable year in which we:

•	qualify as a RIC; and

•	satisfy the Annual Distribution Requirement,

we generally will not be subject to U.S. federal income tax on the portion of our income we distribute (or are deemed to distribute) to stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gains not distributed (or deemed distributed) to our stockholders.

We will be subject to a 4% nondeductible U.S. federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our net ordinary income for each calendar year, (2) 98.2% of our capital gain net income for the one-year period ending October 31 in that calendar year and (3) any income recognized, but not distributed, in preceding years and on which we paid no corporate-level income tax (the “Excise Tax Avoidance Requirement”). We generally will endeavor in each taxable year to make sufficient distributions to our stockholders to avoid any U.S. federal excise tax on our earnings.

In order to qualify as a RIC for U.S. federal income tax purposes, we must, among other things:

•	continue to qualify as a BDC under the 1940 Act at all times during each taxable year;

•

derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to loans of certain securities, gains from the sale of stock or other securities, net income from certain “qualified publicly traded partnerships,” or other income derived with respect to our business of investing in such stock or securities (the “90% Income Test”); and

•	diversify our holdings so that at the end of each quarter of the taxable year:

•

at least 50% of the value of our assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and

•

no more than 25% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly traded partnerships” (the “Diversification Tests”).

Qualified earnings may exclude such income as management fees received in connection with our SBIC subsidiaries or other potential outside managed funds and certain other fees.

In accordance with certain applicable Treasury regulations and private letter rulings issued by the IRS, a RIC may treat a distribution of its own stock as fulfilling its RIC distribution requirements if each stockholder may elect to receive his or her entire distribution in either cash or stock of the RIC, subject to a limitation that the aggregate amount of cash to be distributed to all stockholders must be at least 20% of the aggregate declared distribution. If too many stockholders elect to receive cash, each stockholder electing to receive cash must receive a pro rata amount of cash (with the balance of the distribution paid in stock). In no event will any stockholder, electing to receive cash, receive less than 20% of his or her entire distribution in cash. If these and certain other requirements are met, for U.S. federal income tax purposes, the amount of the dividend paid in stock will be equal to the amount of cash that could have been received instead of stock. We have no current intention of paying dividends in shares of our stock in accordance with these Treasury regulations or private letter rulings.

We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, increasing interest rates or issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in income other amounts that we have not yet received in cash, such as PIK interest, deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock, or certain income with respect to equity investments in foreign corporations. Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount.

Gain or loss realized by us from the sale or exchange of warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term, depending on how long we held a particular warrant.

Although we do not presently expect to do so, we are authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous. If we are prohibited from making distributions or are unable to obtain cash from other sources to make the distributions, we may fail to qualify as a RIC, which would result in us becoming subject to corporate-level federal income tax.

In addition, we will be partially dependent on our SBIC subsidiaries for cash distributions to enable us to meet the RIC distribution requirements. Our SBIC subsidiaries may be limited by the Small Business Investment Act of 1958, and SBA regulations governing SBICs, from making certain distributions to us that may be necessary to maintain our status as a RIC. We may have to request a waiver of the SBA’s restrictions for our SBIC subsidiaries to make certain distributions to maintain our RIC status. We cannot assure you that the SBA will grant such waiver. If our SBIC subsidiaries are unable to obtain a waiver, compliance with the SBA regulations may cause us to fail to qualify as a RIC, which would result in us becoming subject to corporate-level federal income tax.

The remainder of this discussion assumes that we qualify as a RIC and have satisfied the Annual Distribution Requirement.

Any transactions in options, futures contracts, constructive sales, hedging, straddle, conversion or similar transactions, and forward contracts will be subject to special tax rules, the effect of which may be to accelerate income to us, defer losses, cause adjustments to the holding periods of our investments, convert long-term capital gains into short-term capital gains, convert short-term capital losses into long-term capital losses or have other tax consequences. These rules could affect the amount, timing and character of distributions to stockholders. We do not currently intend to engage in these types of transactions.

A RIC is limited in its ability to deduct expenses in excess of its “investment company taxable income” (which is, generally, ordinary income plus net realized short-term capital gains in excess of net realized long-term capital losses). If our expenses in a given year exceed gross taxable income (e.g., as the result of large amounts of equity-based compensation), we would experience a net operating loss for that year. However, a RIC is not permitted to carry forward net operating losses to subsequent years. In addition, expenses can be used only to offset investment company taxable income, not net capital gain. Due to these limits on the deductibility of expenses, we may for tax purposes have aggregate taxable income for several years that we are required to distribute and that is taxable to our stockholders even if such income is greater than the aggregate net income we actually earned during those years. Such required distributions may be made from our cash assets or by liquidation of investments, if necessary. We may realize gains or losses from such liquidations. In the event we realize net capital gains from such transactions, you may receive a larger capital gain distribution than you would have received in the absence of such transactions.

Investment income received from sources within foreign countries, or capital gains earned by investing in securities of foreign issuers, may be subject to foreign income taxes withheld at the source. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 35% or more. The United States has entered into tax treaties with many foreign countries that may entitle us to a reduced rate of tax or exemption from tax on this related income and gains. The effective rate of foreign tax cannot be determined at this time since the amount of our assets to be invested within various countries is not now known. We do not anticipate being eligible for the special election that allows a RIC to treat foreign income taxes paid by such RIC as paid by its stockholders.

If we acquire stock in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their total assets in investments producing such passive income (“passive foreign investment companies”), we could be subject to federal income tax and additional interest charges on “excess distributions” received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by us is timely distributed to our stockholders. We would not be able to pass through to our stockholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election requires us to recognize taxable income or gain without the concurrent receipt of cash. We intend to limit and/or manage our holdings in passive foreign investment companies to minimize our tax liability.

Foreign exchange gains and losses realized by us in connection with certain transactions involving non-dollar debt securities, certain foreign currency futures contracts, foreign currency option contracts, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Code provisions that generally treat such gains and losses as ordinary income and losses and may affect the amount, timing and character of distributions to our stockholders. Any such transactions that are not directly related to our investment in securities (possibly including speculative currency positions or currency derivatives not used for hedging purposes) could, under future Treasury regulations, produce income not among the types of “qualifying income” from which a RIC must derive at least 90% of its annual gross income.

Acquisition of Portfolio Assets of the Legacy Funds

We anticipate that our acquisition of the Legacy Funds’ portfolio assets in exchange for shares of our common stock will generally be tax free to us and the Legacy Funds. As a result, our initial adjusted basis in the Legacy Funds’ portfolio assets will be equal to the Legacy Funds’ adjusted basis in such assets immediately prior to our acquisition of such assets increased by any gain recognized by the Legacy Funds as a result of such transaction. Such adjusted basis will be used in determining the amount of our taxable gain or loss upon a sale or other disposition of such assets. We anticipate that such assets may have built-in gain (i.e., assets whose fair market value exceeds our tax basis at the time we acquire them) on the date of acquisition. To the extent such gain is recognized by us upon a sale or other disposition such assets, we will be required to distribute such gain to our shareholders in order to eliminate our liability for corporate-level U.S. federal income tax on such gain and possibly to maintain our qualification as a RIC. Investors will be subject to tax on the distribution even though such gain accrued prior to our acquisition of such assets and even though the distribution effectively represents a return of their investment.

In addition, to the extent that any beneficial owner of interests in the Legacy Funds on the date of our acquisition of the Legacy Funds’ portfolio assets is a C corporation (a “corporate partner”), we will be required to pay a corporate-level tax on the net amount of any such built-in gains attributable to the corporate partners that we recognize during the ten-year period (or shorter applicable period) beginning on the date of acqusition. Alternatively, we may make a special election to cause the gain to be recognized at the time of the acquisition. In that event, the Legacy Funds would be required to recognize such built-in gain as if a proportionate share of such Funds’ assets were sold at the time of the acqusition. We do not anticipate making this election at this time. Any corporate-level built-in gain tax is payable at the time the built-in gains are recognized (which generally will be the years in which the built-in gain assets are sold in a taxable transaction). The amount of this tax will vary depending on the assets that are actually sold by us in this 10-year period (or shorter applicable period), the actual amount of net built-in gain or loss present in those assets as of the acquisition date and effective tax rates. The payment of any such corporate-level tax on built-in gains will be a company expense that will be borne by all shareholders (not just any former corporate partners) and will reduce the amount available for distribution to shareholders.

Taxation of U.S. Stockholders

Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. To the extent such distributions paid by us to non-corporate stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions (“Qualifying Dividends”) may be eligible for a maximum tax rate of 20%, provided holding period and other requirements are met at both the stockholder and company levels. In this regard, it is anticipated that distributions paid by us will generally not be attributable to dividends and, therefore, generally will not qualify for the 20% maximum rate applicable to Qualifying Dividends. Distributions of our net capital gains (which are generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly reported by us as “capital gain dividends” in written statements furnished to our stockholders will be taxable to a U.S. stockholder as long-term capital gains that are currently taxable at a maximum rate of 20% in the case of individuals, trusts or estates, regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder.

We may retain some or all of our realized net long-term capital gains in excess of realized net short-term capital losses, but designate the retained net capital gain as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include his, her or its share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by us. Because we expect to pay tax on any retained capital gains at our regular corporate tax rate, and because that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual U.S. stockholders will be treated as having paid will exceed the tax they owe on the capital gain distribution and such excess generally may be refunded or claimed as a credit against the U.S. stockholder’s other U.S. federal income tax obligations or may be refunded to the extent it exceeds a stockholder’s liability for federal income tax. A stockholder that is not subject to federal income tax or otherwise required to file a federal income tax return would be required to file a federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s cost basis for his, her or its common stock. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution.”

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of the deduction for ordinary income and capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the dividend was declared.

If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though economically it may represent a return of his, her or its investment.

A U.S. stockholder generally will recognize taxable gain or loss if the U.S. stockholder sells or otherwise disposes of his, her or its shares of our common stock. The amount of gain or loss will be measured by the difference between such U.S. stockholder’s adjusted tax basis in the common stock sold and the amount of the proceeds received in exchange. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the U.S. stockholder has held his, her or its shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

In general, U.S. stockholders taxed at individual rates currently are subject to a maximum U.S. federal income tax rate of 20% on their net capital gain (i.e., the excess of realized net long-term capital gains over realized net short-term capital losses), including any long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by such U.S. stockholders. In addition, individuals with income in excess of $200,000 ($250,000 in the case of married individuals filing jointly) and certain estates and trusts are subject to an additional 3.8% tax on their “net investment income,” which generally includes net income from interest, dividends, annuities, royalties, and rents, and net capital gains (other than certain amounts earned from trades or businesses). Corporate U.S. stockholders currently are subject to U.S. federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Non-corporate U.S. stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year any net capital losses of a non-corporate U.S. stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate U.S. stockholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

We (or the applicable withholding agent) will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice reporting, on a per share and per distribution basis, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the IRS (including the amount of dividends, if any, eligible for the 20% maximum rate). Dividends paid by us generally will not be eligible for the dividends-received deduction or the preferential tax rate applicable to Qualifying Dividends because our income generally will not consist of dividends. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder’s particular situation.

In some taxable years, we may be subject to the alternative minimum tax (“AMT”). If we have tax items that are treated differently for AMT purposes than for regular tax purposes, we may apportion those items between us and our stockholders, and this may affect our stockholder’s AMT liabilities. Although regulations explaining the precise method of apportionment have not yet been issued by the IRS, we may apportion these items in the same proportion that dividends paid to each stockholder bear to our taxable income (determined without regard to the dividends paid deduction), unless we determine that a different method for a particular item is warranted under the circumstances. You should consult your own tax advisor to determine how an investment in our stock could affect your AMT liability.

We may be required to withhold U.S. federal income tax (“backup withholding”) from all distributions to any U.S. stockholder (other than a stockholder that otherwise qualifies for an exemption) (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or (2) with respect to whom the IRS notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U. S. stockholder’s federal income tax liability, provided that proper information is provided to the IRS.

U.S. stockholders that hold their common stock through foreign accounts or intermediaries will be subject to U.S. withholding tax at a rate of 30% on dividends after June 30, 2014, and proceeds of sale of our common stock paid after December 31, 2016 if certain disclosure requirements related to U.S. accounts are not satisfied.

Dividend Reinvestment Plan. We have adopted a dividend reinvestment plan through which all dividend distributions are paid to our stockholders in the form of additional shares of our common stock, unless a stockholder elects to receive cash in accordance with the terms of the plan. See “Dividend Reinvestment Plan.” Any distributions made to a U.S. stockholder that are reinvested under the plan will nevertheless remain taxable to the U.S. stockholder. The U.S. stockholder will have an adjusted tax basis in the additional shares of our common stock purchased through the plan equal to the amount of the reinvested distribution. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

Taxation of Non-U.S. Stockholders

Whether an investment in the shares is appropriate for a Non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in the shares by a Non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisers before investing in our common stock.

Distributions of our “investment company taxable income” to Non-U.S. stockholders (including interest income and realized net short-term capital gains in excess of realized long-term capital losses, which generally would be free of withholding if paid to Non-U.S. stockholders directly) will be subject to withholding of federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless an applicable exception applies. If the distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder, we will not be required to withhold federal tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements, although the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. persons. (Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisers).

However, for taxable years beginning before January 1, 2014, no withholding is required with respect to certain distributions if (i) the distributions are properly reported to our stockholders as “interest-related dividends” or “short-term capital gain dividends” in written statements to our stockholders, (ii) the distributions are derived from sources specified in the Code for such dividends and (iii) certain other requirements are satisfied. Currently, we do not anticipate that any significant amount of our distributions would be reported as eligible for this exemption from withholding. No assurance can be provided that this exemption will be extended for tax years beginning after December 31, 2013.

Actual or deemed distributions of our net capital gains to a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale of our common stock, will not be subject to federal withholding tax and generally will not be subject to federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. stockholder.

The tax consequences to Non-U.S. stockholders entitled to claim the benefits of an applicable tax treaty or that are individuals that are present in the United States for 183 days or more during a taxable year may be different from those described herein. Non-U.S. stockholders are urged to consult their tax advisers with respect to the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes.

If we distribute our net capital gains in the form of deemed rather than actual distributions, a Non-U.S. stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return. For a corporate Non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of our common stock that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in the shares may not be appropriate for a Non-U.S. stockholder.

A Non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal tax, may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the Non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

A 30% withholding tax is imposed on payments of certain types of income to foreign financial institutions that fail to enter into an agreement with the U.S. Treasury to report certain required information with respect to accounts held by U.S. persons (or held by foreign entities that have U.S. persons as substantial owners). The types of income subject to the tax include U.S. source interest and dividends paid after June 30, 2014 and the gross proceeds from the sale of any property that could produce U.S.-source interest or dividends paid after December 31, 2016. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and transaction activity within the holder’s account. In addition, subject to certain exceptions, a 30% withholding is also imposed on payments to foreign entities that are not financial institutions unless the foreign entity certifies that it does not have a greater than 10% U.S. owner or provides the withholding agent with identifying information on each greater than 10% U.S. owner. When these provisions become effective, depending on the status of a Non-U.S. Holder and the status of the intermediaries through which they hold their shares, Non-U.S. Holders could be subject to this 30% withholding tax with respect to distributions on their shares and proceeds from the sale of their shares. Under certain circumstances, a Non-U.S. Holder might be eligible for refunds or credits of such taxes.

Non-U.S. persons should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

Failure to Qualify as a Regulated Investment Company

If we fail to satisfy the 90% Income Test or the Diversification Tests for any taxable year, we may nevertheless continue to qualify as a RIC for such year if certain relief provisions are applicable (which may, among other things, require us to pay certain corporate-level federal taxes or to dispose of certain assets).

If we were unable to qualify for treatment as a RIC and the foregoing relief provisions are not applicable, we would be subject to tax on all of our taxable income at regular corporate rates, regardless of whether we make any distributions to our stockholders. Distributions would not be required, and any distributions would be taxable to our stockholders as ordinary dividend income to the extent of our current and accumulated earnings and profits and, subject to certain limitations, may be eligible for the 20% maximum rate for noncorporate taxpayers provided certain holding period and other requirements were met. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends-received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. To requalify as a RIC in a subsequent taxable year, we would be required to satisfy the RIC qualification requirements for that year and dispose of any earnings and profits from any year in which we failed to qualify as a RIC. Subject to a limited exception applicable to RICs that qualified as such under Subchapter M of the Code for at least one year prior to disqualification and that requalify as a RIC no later than the second year following the nonqualifying year, we could be subject to tax on any unrealized net built-in gains in the assets held by us during the period in which we failed to qualify as a RIC that are recognized within the subsequent 10 years (five years for taxable years beginning prior to December 31, 2013), unless we made a special election to pay corporate-level tax on such built-in gain at the time of our requalification as a RIC.

DESCRIPTION OF OUR CAPITAL STOCK

The following description is based in part on relevant portions of the Maryland General Corporation Law and on our charter and bylaws. This summary is not necessarily complete, and we refer you to the Maryland General Corporation Law and our charter and bylaws for a more detailed description of the provisions summarized below.

Stock

Our authorized stock consists of 100,000,000 shares of stock, par value $0.01 per share, all of which are initially designated as common stock. Our common stock has been approved for listing on the NASDAQ Global Select Market under the ticker symbol “CPTA.” There are no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plans. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations.

The following are our outstanding classes of securities as of June 30, 2013:

(1) Title of Class	(2) Amount Authorized	(3) Amount Held by Us or for Our Account	(4) Amount Outstanding Exclusive of Amounts Shown Under (3)
Common stock	100,000,000	—	100

Under our charter, our Board of Directors is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock without obtaining stockholder approval. As permitted by the Maryland General Corporation Law, our charter provides that the Board of Directors, without any action by our stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue.

Common Stock

All shares of our common stock have equal rights as to earnings, assets, voting, and distributions and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our Board of Directors and declared by us out of assets legally available therefor. Shares of our common stock have no preemptive, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock can elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.

Preferred Stock

Our charter authorizes our Board of Directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. The cost of any such reclassification would be borne by our existing common stockholders. Prior to issuance of shares of each class or series, the Board of Directors is required by Maryland law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the Board of Directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our gross assets after deducting the amount of such distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if distributions on such preferred stock are in arrears by two full years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions. However, we do not currently have any plans to issue preferred stock.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

Our charter authorizes us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as our director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as our director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received unless, in either, case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

We have entered into indemnification agreements with our directors. The indemnification agreements provide our directors the maximum indemnification permitted under Maryland law and the 1940 Act.

Our insurance policy does not currently provide coverage for claims, liabilities and expenses that may arise out of activities that our present or former directors or officers have performed for another entity at our request. There is no assurance that such entities will in fact carry such insurance. However, we note that we do not expect to request our present or former directors or officers to serve another entity as a director, officer, partner or trustee unless we can obtain insurance providing coverage for such persons for any claims, liabilities or expenses that may arise out of their activities while serving in such capacities.

Certain Provisions of the Maryland General Corporation Law and Our Charter and Bylaws

The Maryland General Corporation Law and our charter and bylaws contain provisions that could make it more difficult for a potential acquirer to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board of Directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Classified Board of Directors

Our Board of Directors is divided into three classes of directors serving staggered three-year terms. Upon expiration of their current terms, directors of each class will be elected to serve for three-year terms and until their successors are duly elected and qualify and each year one class of directors will be elected by the stockholders. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified Board of Directors will help to ensure the continuity and stability of our management and policies.

Election of Directors

Our bylaws provide that the affirmative vote of the holders of a plurality of the outstanding shares of stock entitled to vote in the election of directors cast at a meeting of stockholders duly called and at which a quorum is present will be required to elect a director. Pursuant to our charter, our Board of Directors may amend the bylaws to alter the vote required to elect directors.

Number of Directors; Vacancies; Removal

Our charter provides that the number of directors will be set only by the Board of Directors in accordance with our bylaws. Our bylaws provide that a majority of our entire Board of Directors may at any time increase or decrease the number of directors. However, unless our bylaws are amended, the number of directors may never be less than one nor more than nine. Our charter provides that, at such time as we have at least three independent directors and our common stock is registered under the Exchange Act, we elect to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the Board of Directors. Accordingly, at such time, except as may be provided by the Board of Directors in setting the terms of any class or series of preferred stock, any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

Our charter provides that a director may be removed only for cause, as defined in our charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors.

Action by Stockholders

Under the Maryland General Corporation Law, stockholder action can be taken only at an annual or special meeting of stockholders or (unless the charter provides for stockholder action by less than unanimous written consent, which our charter does not) by unanimous written consent in lieu of a meeting. These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the Board of Directors and the proposal of business to be considered by stockholders may be made only (a) pursuant to our notice of the meeting, (b) by the Board of Directors or (c) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of our bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board of Directors at a special meeting may be made only (1) pursuant to our notice of the meeting, (2) by the Board of Directors or (3) provided that the Board of Directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.

The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our Board of Directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our Board of Directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our Board of Directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third-party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Calling of Special Meetings of Stockholders

Our bylaws provide that special meetings of stockholders may be called by our Board of Directors and certain of our officers. Additionally, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the corporation upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our charter generally provides for approval of charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Our charter also provides that certain charter amendments, any proposal for our conversion, whether by charter amendment, merger or otherwise, from a closed-end company to an open-end company and any proposal for our liquidation or dissolution requires the approval of the stockholders entitled to cast at least 80% of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by a majority of our continuing directors (in addition to approval by our Board of Directors), such amendment or proposal may be approved by a majority of the votes entitled to be cast on such a matter. The “continuing directors” are defined in our charter as (1) our current directors, (2) those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of our current directors then on the Board of Directors or (3) any successor directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of continuing directors or the successor continuing directors then in office. In any event, in accordance with the requirements of the 1940 Act, any amendment or proposal that would have the effect of changing the nature of our business so as to cause us to cease to be, or to withdraw our election as, a BDC would be required to be approved by a majority of our outstanding voting securities, as defined under the 1940 Act.

Our charter and bylaws provide that the Board of Directors will have the exclusive power to make, alter, amend or repeal any provision of our bylaws.

No Appraisal Rights

Except with respect to appraisal rights arising in connection with the Control Share Act discussed below, as permitted by the Maryland General Corporation Law, our charter provides that stockholders will not be entitled to exercise appraisal rights unless a majority of the Board of Directors shall determine such rights apply.

Control Share Acquisitions

The Maryland General Corporation Law provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter (the “Control Share Act”). Shares owned by the acquirer, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third;

•	one-third or more but less than a majority; or

•	a majority or more of all voting power.

The requisite stockholder approval must be obtained each time an acquirer crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the Board of Directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may redeem for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to redeem control shares is subject to certain conditions and limitations, including compliance with the 1940 Act. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquirer or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquirer becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquirer in the control share acquisition.

The Control Share Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation. Our bylaws contain a provision exempting from the Control Share Act any and all acquisitions by any person of our shares of stock. There can be no assurance that such provision will not be amended or eliminated at any time in the future. However, the SEC staff has taken the position that, under the 1940 Act, an investment company may not avail itself of the Control Share Act. As a result, we will amend our bylaws to be subject to the Control Share Act only if the Board of Directors determines that it would be in our best interests and if the SEC staff does not object to our determination that our being subject to the Control Share Act does not conflict with the 1940 Act.

Business Combinations

Under Maryland law, “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder (the “Business Combination Act”). These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•	any person who beneficially owns 10% or more of the voting power of the corporation’s outstanding voting stock; or

•

an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under this statute if the Board of Directors approved in advance the transaction by which the stockholder otherwise would have become an interested stockholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

After the five-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

•

two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

The statute permits various exemptions from its provisions, including business combinations that are exempted by the Board of Directors before the time that the interested stockholder becomes an interested stockholder. Our Board of Directors has adopted a resolution that any business combination between us and any other person is exempted from the provisions of the Business Combination Act, provided that the business combination is first approved by the Board of Directors, including a majority of the directors who are not interested persons as defined in the 1940 Act. This resolution may be altered or repealed in whole or in part at any time; however, our Board of Directors will adopt resolutions so as to make us subject to the provisions of the Business Combination Act only if the Board of Directors determines that it would be in our best interests and if the SEC staff does not object to our determination that our being subject to the Business Combination Act does not conflict with the 1940 Act. If this resolution is repealed, or the Board of Directors does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

Conflict with 1940 Act

Our bylaws provide that, if and to the extent that any provision of the Maryland General Corporation Law, including the Control Share Act (if we amend our bylaws to be subject to such Act) and the Business Combination Act, or any provision of our charter or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

SHARES ELIGIBLE FOR FUTURE SALE

We will issue an aggregate of approximately 9.0 million shares of common stock to the Legacy Investors in connection with the Formation Transactions. All of these shares of our common stock will be “restricted” securities under the meaning of Rule 144 promulgated under the Securities Act and may not be sold in the absence of registration under the Securities Act unless an exemption from registration is available, including exemptions contained in Rule 144.

In addition, each of the Legacy Investors, as well as each of our officers and directors, has agreed that for a period of 180 days from the date of this offering, they will not, without the prior written consent of Deutsche Bank Securities Inc., UBS Securities LLC and Barclays Capital Inc., dispose of or hedge any shares of our common stock or securities convertible or exchangeable for shares of our common stock.

In general, under Rule 144, if six months has elapsed since the date of acquisition of restricted securities from us or any of our affiliates, and we have made certain information about us available publicly, the holder of such restricted securities can sell such securities. However, in the case of a holder that has been our affiliate at any time during the three months preceding the proposed sale, the number of securities sold by such affiliate holder within any three-month period cannot exceed the greater of:

•	1% of the total number of securities then outstanding; or

•	the average weekly trading volume of our securities during the four calendar weeks preceding the date on which notice of the sale is filed with the SEC.

Sales under Rule 144 by holders that have been our affiliates at any time during the three months preceding the proposed sale also are subject to certain manner of sale provisions and notice requirements. If one year has elapsed since the date of acquisition of restricted securities from us or any of our affiliates, and the holder is not one of our affiliates at any time during the three months preceding the proposed sale, such person can sell such securities in the public market under Rule 144 without regard to the public information requirements, manner of sale provisions and notice requirements.

No assurance can be given as to (1) the likelihood that an active market for our shares will develop; (2) the liquidity of any such market; (3) the ability of our stockholders to sell our securities; or (4) the prices that stockholders may obtain for any of our securities. No prediction can be made as to the effect, if any, that future sales of securities, or the availability of securities for future sale, will have on the market price prevailing from time to time. Sales of substantial amounts of our securities, or the perception that such sales could occur, may affect adversely prevailing market prices for our shares.

UNDERWRITING

Deutsche Bank Securities Inc., UBS Securities LLC and Barclays Capital Inc. are acting as representatives of the underwriters named below. Subject to the terms and conditions stated in the underwriting agreement dated the date of this Prospectus, each underwriter named below has agreed to purchase, and we have agreed to sell to that underwriter, the number of shares set forth opposite the underwriter’s name.

Underwriter	Shares
Deutsche Bank Securities Inc.
UBS Securities LLC
Barclays Capital Inc.
BB&T Capital Markets, a division of BB&T Securities, LLC
Oppenheimer & Co. Inc.
Janney Montgomery Scott LLC
Stephens Inc.
Wunderlich Securities, Inc.

Total	4,000,000

The underwriting agreement provides that the obligations of the underwriters to purchase the shares included in this offering are subject to approval of legal matters by counsel and to other conditions. The underwriters are obligated to purchase all the shares (other than those covered by the overallotment option described below) if they purchase any of the shares.

The underwriters propose to offer some of the shares directly to the public at the public offering price set forth on the cover page of this Prospectus and some of the shares to dealers at the public offering price less a concession not to exceed $             per share. The underwriting discount of $             per share is equal to         % of the initial offering price. If all of the shares are not sold at the initial offering price, the representatives may change the public offering price and other selling terms. Investors must pay for any shares purchased on or before. The representatives have advised us that the underwriters do not intend to confirm any sales to any accounts over which they exercise discretionary authority.

The underwriters hold an option, exercisable for 30 days from the date of this Prospectus, to purchase from us up to an additional 600,000 shares at the public offering price less the underwriting discount. The underwriters may exercise the option solely for the purpose of covering overallotments, if any, in connection with this offering. To the extent such option is exercised, each underwriter must purchase a number of additional shares approximately proportionate to that underwriter’s initial purchase commitment.

Each of the Legacy Investors, Capitala Finance and each of our directors and officers has agreed that, for a period of 180 days from the date of this Prospectus (the “Lock-up Period”), such party will not, without the prior written consent of Deutsche Bank Securities Inc., UBS Securities LLC and Barclays Capital Inc., on behalf of the underwriters, offer, pledge, sell, contract to sell or otherwise dispose of or agree to sell or otherwise dispose of, directly or indirectly or hedge any shares or any securities convertible into or exchangeable for shares, provided, however, that Capitala Finance may issue and sell shares pursuant to our dividend reinvestment plan and other limited exceptions. Deutsche Bank Securities Inc., UBS Securities LLC and Barclays Capital Inc. in their sole discretion may release any of the securities subject to these lock-up agreements at any time.

Our common stock has been approved for listing on the NASDAQ Global Select Market under the symbol “CPTA.”

The following table shows the underwriting discounts to be paid to the underwriters in connection with this offering. These amounts are shown assuming both no exercise and full exercise of the underwriters’ option to purchase additional shares. This offering will conform with the requirements set forth in Financial Industry Regulatory Authority Rule 2310. The sum of all compensation to the underwriters in connection with this offering of shares, including the underwriting discount, will not exceed 10% of the total public offering price of the shares sold in this offering. Our stockholders immediately prior to the pricing of this offering will bear any underwriting discounts and commissions (the sales load) through a reduction in the number of shares, and correspondingly, the value they will receive for their respective interests in the two SBIC subsidiaries we will acquire prior to the pricing of this offering. See “Formation Transactions.”

	No Exercise	Full Exercise
Per Common Share	$	$
Total	$	$

Capitala Finance and our investment adviser have each agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act of 1933, or to contribute to payments the underwriters may be required to make because of any of those liabilities.

Certain underwriters may make a market in the shares. No underwriter is, however, obligated to conduct market-making activities and any such activities may be discontinued at any time without notice, at the sole discretion of the underwriter. No assurance can be given as to the liquidity of, or the trading market for, the shares as a result of any market-making activities undertaken by any underwriter. This Prospectus is to be used by any underwriter in connection with the offering and, during the period in which a prospectus must be delivered, with offers and sales of the shares in market-making transactions in the over-the-counter market at negotiated prices related to prevailing market prices at the time of the sale.

In connection with the offering, Deutsche Bank Securities Inc., UBS Securities LLC and Barclays Capital Inc., on behalf of the underwriters, may purchase and sell shares in the open market. These transactions may include short sales, syndicate covering transactions and stabilizing transactions. Short sales involve syndicate sales of shares of shares in excess of the number of shares to be purchased by the underwriters in the offering, which creates a syndicate short position. “Covered” short sales are sales of shares made in an amount up to the number of shares represented by the underwriters’ overallotment option. In determining the source of shares to close out the covered syndicate short position, the underwriters will consider, among other things, the price of shares available for purchase in the open market as compared to the price at which they may purchase shares through the overallotment option. Transactions to close out the covered syndicate short position involve either purchases of shares in the open market after the distribution has been completed or the exercise of the overallotment option. The underwriters may also make “naked” short sales of shares in excess of the overallotment option. The underwriters must close out any naked short position by purchasing shares in the open market. A naked short position is more likely to be created if the underwriters are concerned that there may be downward pressure on the price of shares in the open market after pricing that could adversely affect investors who purchase in the offering. Stabilizing transactions consist of bids for or purchases of shares in the open market while the offering is in progress.

The underwriters also may impose a penalty bid. Penalty bids permit the underwriters to reclaim a selling concession from a syndicate member when Deutsche Bank Securities Inc., UBS Securities LLC and/or Barclays Capital Inc. repurchases shares originally sold by that syndicate member in order to cover syndicate short positions or make stabilizing purchases.

Any of these activities may have the effect of preventing or retarding a decline in the market price of shares. They may also cause the price of shares to be higher than the price that would otherwise exist in the open market in the absence of these transactions. The underwriters may conduct these transactions on the NASDAQ Global Select Market, or in the over-the-counter market, or otherwise. If the underwriters commence any of these transactions, they may discontinue them at any time.

We estimate that the total expenses of this offering, excluding the underwriting discounts, will be approximately $1,750,000. Our stockholders immediately prior to the pricing of this offering will bear these offering expenses through a reduction in the number of shares, and correspondingly, the value they will receive for their respective interests in the two SBIC subsidiaries we will acquire prior to the pricing of this offering.

A prospectus in electronic format may be made available on the websites maintained by one or more of the underwriters. The representatives may agree to allocate a number of shares to underwriters for sale to their online brokerage account holders. The representatives will allocate shares to underwriters that may make Internet distributions on the same basis as other allocations. In addition, shares may be sold by the underwriters to securities dealers who resell shares to online brokerage account holders.

We anticipate that, from time to time, certain underwriters may act as brokers or dealers in connection with the execution of Capitala Finance’s portfolio transactions after they have ceased to be underwriters and, subject to certain restrictions, may act as brokers while they are underwriters.

Certain underwriters may have performed investment banking and advisory services for us, our investment adviser and our affiliates from time to time, for which they have received customary fees and expenses. Certain underwriters may, from time to time, engage in transactions with or perform services for us, our investment adviser and our affiliates in the ordinary course of business.

The principal business addresses of the representatives of the underwriters are: Deutsche Bank Securities Inc., 60 Wall Street, New York New York 10005; UBS Securities LLC is 299 Park Avenue, New York, New York 10171; and Barclays Capital Inc., 745 Seventh Avenue, New York, New York 10019.

CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR

Our securities are held under a custody agreement by U.S. Bank National Association. The address of the custodian is 615 East Michigan Street, Milwaukee, Wisconsin 53202. American Stock Transfer & Trust Company, LLC will act as our transfer agent, distribution paying agent and registrar. The principal business address of our transfer agent is 6201 15th Avenue, Brooklyn, New York 11219.

BROKERAGE ALLOCATION AND OTHER PRACTICES

We will generally acquire and dispose of our investments in privately negotiated transactions, so we will infrequently use brokers in the normal course of our business. Subject to policies established by our Board of Directors, our investment adviser will be primarily responsible for the execution of the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. Our investment adviser does not expect to execute transactions through any particular broker or dealer, but will seek to obtain the best net results for Capitala Finance, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While our investment adviser generally will seek reasonably competitive trade execution costs, Capitala Finance will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, our investment adviser may select a broker based partly upon brokerage or research services provided to the investment adviser and Capitala Finance and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if the investment adviser determines in good faith that such commission is reasonable in relation to the services provided.

LEGAL MATTERS

Certain legal matters in connection with the securities offered hereby will be passed upon for us by Sutherland Asbill & Brennan LLP, Washington, DC. Certain legal matters in connection with the offering will be passed upon for the underwriters by Morrison & Foerster LLP, New York, New York.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements of Capitala Finance Corp. at May 24, 2013, and for the period from February 21, 2013 (date of inception) to May 24, 2013 appearing in this Prospectus and Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

The financial statements of CapitalSouth Partners Fund II Limited Partnership and CapitalSouth Partners SBIC Fund III, L.P. for the years ended December 31, 2012 and 2011 included in this prospectus have been so included in reliance on the reports of Dixon Hughes Goodman LLP, an independent registered public accounting firm, given on the authority of said firm as an expert in auditing and accounting.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to our shares of common stock offered by this prospectus. The registration statement contains additional information about us and our shares of common stock being offered by this prospectus.

Upon the completion of this offering, we will file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, NE, Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC’s website at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549. This information will also be available free of charge by contacting us at Capitala Finance Corp., 4201 Congress Street, Suite 360, Charlotte, North Carolina 28209, by telephone at (704) 376-5502, or on our website at http://www.capitalagroup.com.

Report of Independent Registered Public Accounting Firm

Shareholder and Board of Directors

Capitala Finance Corp.

We have audited the accompanying statement of assets, liabilities and owner’s equity of Capitala Finance Corp. (the “Company”) as of May 24, 2013, and the related statements of operations, changes in owner’s equity, and cash flows for the period from February 21, 2013 (date of inception) to May 24, 2013. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above presents fairly, in all material respects, the financial position of Capitala Finance Corp. at May 24, 2013, and the results of its operations, changes in owner’s equity, and cash flows for the period from February 21, 2013 (date of inception) to May 24, 2013, in conformity with U.S. generally accepted accounting principles.

New York, NY

May 29, 2013

Capitala Finance Corp.

Statement of Assets, Liabilities and Owner’s Equity

May 24, 2013

ASSETS
Cash	$100,000

Total Assets	$100,000

LIABILITIES AND OWNER’S EQUITY
Accrued organization costs	$36,362

36,362

Capital	100,000
Accumulated loss	(36,362)

Total owner’s equity	63,638

Total liabilities and owner’s equity	$100,000

See accompanying notes to the financial statements.

Capitala Finance Corp.

Statement of Operations

For the period from February 21, 2013 (Date of Inception) to May 24, 2013

Expenses
Organization costs	$36,362

Total Expenses	36,362
Net Loss	$(36,362)

See accompanying notes to the financial statements.

Capitala Finance Corp.

Statement of Changes in Owner’s Equity

For the period from February 21, 2013 (Date of Inception) to May 24, 2013

Owner’s equity beginning of the period	$—
Capital contributions	100,000
Net loss	(36,362)

Owner’s equity, end of period	$63,638

See accompanying notes to the financial statements.

Capitala Finance Corp.

Statement of Cash Flows

For the period from February 21, 2013 (Date of Inception) to May 24, 2013

Cash flows from operating activities
Net loss	$(36,362)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities
Increase in accrued organization costs	36,362

Net cash provided by (used in) operating activities	—

Cash flows from financing activities
Owner’s capital contributions	100,000

Net cash provided by financing activities	100,000

Net change in cash	100,000
Cash, beginning of the period	—

Cash, end of the period	$100,000

See accompanying notes to the financial statements.

Capitala Finance Corp.

Notes to the Financial Statements

May 24, 2013

Note 1. Organization

Capitala Finance Corp. (the “Company”) is a Maryland corporation formed on February 21, 2013. The Company is a newly organized closed-end management investment company that intends to elect to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended, prior to its initial public offering (“IPO”). The Company intends to raise common equity in its IPO.

During the period between February 21, 2013 (date of inception) and May 24, 2013, the Capitala Investment Advisors, the SEC-registered investment advisor (“RIA”) of the Company, by direction of Joseph B. Alala, sole director, contributed $100,000 of capital to the Company. Immediately prior to the IPO, the Company will acquire, through a series of transactions, the legacy portfolio of CapitalSouth Partners Fund II (“Fund II”) and CapitalSouth Partners SBIC III (“SBIC III” and with Fund II the “Legacy Funds”), based on a fair market value of the assets held, determined by the Board of Directors. The Legacy Funds are managed by affiliates of the Investment Adviser. The legacy investors of the Legacy Funds will receive common stock in exchange for their ownership.

Other than the contributed capital of $100,000 to the Company, and certain organizational costs and registration fees incurred related to the pending IPO, the Company has not commenced operations.

Note 2. Significant Accounting Policies and Basis of Presentation

The accompanying financial statements are expressed in United States dollars and have been prepared in conformity with accounting principles generally accepted in the United States (“U.S.”).

Cash

The Company maintains its cash balance in a checking account at a financial institution. The cash is not subject to any restriction for withdrawal.

Note 3. Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the financial statements. Actual results could differ from those estimates.

Note 4. Organizational Expenses and Offering Costs

Organizational expenses consist principally of legal and accounting fees incurred in connection with the organization of the Company and have been expensed as incurred. In the event the IPO does not occur, the Company will not incur all such expenses and may not be able to pay expenses that are incurred in excess of $100,000. Additional offering costs, which will consist principally of underwriting fees, registration costs, and legal costs, are not yet estimable. The Legacy Funds’ investors will bear such offering costs described above.

Note 5. Federal Income Taxes

The Company intends to elect to be regulated as a BDC under the Investment Company Act of 1940, as amended. Therefore, provision for federal, state and local income taxes has been made to the accompanying financial statements.

The Company evaluated tax positions it has taken, expects to take or that are otherwise relevant to the Company for purposes of determining whether any relevant tax positions would “more-likely-than-not” be sustained by the applicable tax authority. The Company has analyzed such tax positions and has concluded that no unrecognized tax benefits should be recorded for uncertain tax positions for tax years that may be open. The Company identified its major tax jurisdictions as U.S. federal and state jurisdictions as well as foreign jurisdictions where the Company makes significant investments. The Company is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Company records tax positions that are not deemed to meet a more-likely-than-not threshold as tax expenses as well as any applicable penalties or interest associated with such positions. During the period from February 21, 2013 (Date of Inception) to May 24, 2013 there were no tax expenses and no interest and penalties were incurred.

Note 6. Indemnification

In the normal course of business, the Company may enter into certain contracts that provide a variety of indemnities. The Company’s maximum exposure under these indemnities is unknown. The Company does not consider it necessary to record a liability in this regard.

Note 7. Related Party Transactions

The Company will enter an Investment Advisory Agreement with the RIA for management services. The advisory services fee will consist of two components – a base management fee and an incentive fee. For the period from February 21, 2013 (Date of Inception) to May 24, 2013 no management fees or incentive fees were accrued or paid, as the Company has not yet commenced operations.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Partners

CapitalSouth Partners Fund II Limited Partnership

(A North Carolina Limited Partnership)

Charlotte, North Carolina

We have audited the accompanying statements of financial position of CapitalSouth Partners Fund II Limited Partnership (the “Fund”), including the schedules of investments, as of December 31, 2012 and 2011, and the related statements of operations, changes in partners’ capital, and cash flows for each of the two years in the period ended December 31, 2012. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Fund was not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2012 and 2011, and the results of its operations and its cash flows for each of the two years in the period ended December 31, 2012, in conformity with U.S. generally accepted accounting principles.

/s/ DIXON HUGHES GOODMAN LLP

High Point, North Carolina

June 18, 2013

CAPITALSOUTH PARTNERS FUND II LIMITED PARTNERSHIP

STATEMENTS OF FINANCIAL POSITION

December 31, 2012 and 2011

	2012	2011
ASSETS
Portfolio investments at fair value:
Non-control/non-affiliate investments	$30,498,043	$28,846,090
Affiliate investments	35,337,919	26,971,740
Control investments	26,123,537	19,522,437

TOTAL INVESTMENTS AT FAIR VALUE	91,959,499	75,340,267
Cash and cash equivalents (including restricted cash of $56,461 at December 31, 2011)	9,865,912	9,142,188
Interest and dividends receivable	591,174	519,573
Due from related parties	257,470	141,612
Deferred financing fees, net of accumulated amortization of $1,099,001 in 2012 and $904,041 in 2011	850,600	1,045,560

TOTAL ASSETS	$103,524,655	$86,189,200

LIABILITIES AND PARTNERS’ CAPITAL
Accounts payable and accrued expenses	$999,331	$1,159,866
Due to related parties	152,231	255,664
SBA-guaranteed debentures payable	52,200,000	52,200,000

TOTAL LIABILITIES	53,351,562	53,615,530

Partners’ capital:
General partner	270,000	202,505
Limited partners	25,915,000	19,442,500
Accumulated net realized earnings	3,589,650	2,643,767
Net unrealized appreciation on investments	20,398,443	10,284,898

TOTAL PARTNERS’ CAPITAL	50,173,093	32,573,670

TOTAL LIABILITIES AND PARTNERS’ CAPITAL	$103,524,655	$86,189,200

See accompanying notes

CAPITALSOUTH PARTNERS FUND II LIMITED PARTNERSHIP

STATEMENTS OF OPERATIONS

For the Years Ended December 31, 2012 and 2011

	2012	2011
INVESTMENT INCOME
Loan interest, fee and dividend income:
Non-control/non-affiliate investments	$2,434,769	$2,521,803
Affiliate investments	3,191,219	2,014,242
Control investments	1,512,921	1,664,961

TOTAL LOAN INTEREST, FEE AND DIVIDEND INCOME	7,138,909	6,201,006

Payment-in-kind interest income:
Non-control/non-affiliate investments	183,262	224,356
Affiliate investments	142,366	167,106
Control investments	684,653	337,933

TOTAL PAYMENT-IN-KIND INTEREST INCOME	1,010,281	729,395

Interest income from cash and cash equivalent investments	48,023	110,234

Income from pass-through entities
Non-control/non-affiliate investments	76	—
Affiliate investments	153,135	24,563
Control investments	17,941	123,394

	171,152	147,957
Other income	22,333	—

TOTAL INVESTMENT INCOME	8,390,698	7,188,592

EXPENSES
Interest expense	3,082,786	2,941,582
Management fees	1,583,666	1,039,188
Professional fees	30,688	55,382
Other expenses	17,044	44,340

TOTAL EXPENSES	4,714,184	4,080,492

NET INVESTMENT INCOME	3,676,514	3,108,100

Net realized and unrealized gains(losses) on investments:
Realized gain (loss) on investments
Non-control/non-affiliate investments	69,127	(552,983)
Affiliate investments	437,388	93,460
Control investments	—	1,126,392

TOTAL NET REALIZED GAINS	506,515	666,869
NET CHANGE IN UNREALIZED APPRECIATION OF INVESTMENTS	10,113,545	5,980,280

TOTAL NET GAIN ON INVESTMENTS	10,620,060	6,647,149

NET INCOME	$14,296,574	$9,755,249

See accompanying notes.

CAPITALSOUTH PARTNERS FUND II LIMITED PARTNERSHIP

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL

For the Years Ended December 31, 2012 and 2011

	General Partner	Limited Partners	Accumulated Net Realized Earnings	Net Unrealized Appreciation on Investments	Total
BALANCE, December 31, 2010	$202,505	$19,442,500	$(131,202)	$4,304,618	$23,818,421
Distributions to partners	—	—	(1,000,000)	—	(1,000,000)
Net investment income	—	—	3,108,100	—	3,108,100
Net realized gain on portfolio investments	—	—	666,869	—	666,869
Net change in unrealized gain on portfolio investments	—	—	—	5,980,280	5,980,280

BALANCE, December 31, 2011	202,505	19,442,500	2,643,767	10,284,898	32,573,670
Partners’ capital contributions	67,495	6,472,500	—	—	6,539,995
Distributions to partners	—	—	(3,237,146)	—	(3,237,146)
Net investment income	—	—	3,676,514	—	3,676,514
Net realized gain on portfolio investments	—	—	506,515	—	506,515
Net change in unrealized gain on portfolio investments	—	—	—	10,113,545	10,113,545

BALANCE, December 31, 2012	$270,000	$25,915,000	$3,589,650	$20,398,443	$50,173,093

See accompanying notes

CAPITALSOUTH PARTNERS FUND II LIMITED PARTNERSHIP

STATEMENTS OF CASH FLOWS

For the Years Ended December 31, 2012 and 2011

	2012	2011
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$14,296,574	$9,755,249
Adjustments to reconcile net income to net cash used by operating activities:
Purchases of portfolio investments	(12,588,031)	(28,928,125)
Proceeds from sale of portfolio investments	684,716	6,026,313
Repayments of portfolio investments	6,916,039	13,871,858
Net realized gain on portfolio investments	(506,515)	(666,869)
Change in net unrealized gain on portfolio investments	(10,113,545)	(5,980,280)
Payment-in-kind interest accrued, net of payments received	(734,415)	(592,923)
Accretion of original issue discount on portfolio investments	(275,865)	(136,472)
Amortization of deferred financing fees	194,960	187,306
Changes in assets and liabilities:
Interest and dividends receivable	(71,601)	(118,220)
Due from related parties	(115,858)	—
Accounts payable and accrued expenses	(162,150)	121,963
Due to related parties	(5,075)	(118,348)

NET CASH USED BY OPERATING ACTIVITIES	(2,480,766)	(6,578,548)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from issuance of SBA-guaranteed debentures	—	15,700,000
Deferred financing fees paid	—	(537,725)
Partners’ capital contributions	6,483,534	—
Prepayment of partners’ capital contributions	—	48
Distributions paid	(3,279,044)	(941,951)

NET CASH PROVIDED BY FINANCING ACTIVITIES	3,204,490	14,220,372

NET INCREASE IN CASH AND CASH EQUIVALENTS	$723,724	$7,641,824
CASH AND CASH EQUIVALENTS, beginning of year	9,142,188	1,500,364

CASH AND CASH EQUIVALENTS, end of year	$9,865,912	$9,142,188

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid for interest	$2,888,204	$2,512,949

SUPPLEMENTAL SCHEDULE OF NONCASH INVESTING AND FINANCING ACTIVITIES
Distribution payable	$(16,151)	$(58,049)

Conversion of portfolio investment—loan to portfolio investment—equity security	$585,319	$—

Release of restricted cash for partner’s capital contribution	$56,461	$—

See accompanying notes

CAPITALSOUTH PARTNERS FUND II LIMITED PARTNERSHIP

SCHEDULE OF INVESTMENTS

December 31, 2012

	Industry	Type of Investment	Principal Amount	Cost	Fair Value	Percent of Partners’ Capital
NON-CONTROL/NON-AFFILIATE INVESTMENTS
AAE Acquisition, LLC	Industrial Equipment Rental	Promissory Note (13% Cash, Due 5/6/15)	$7,244,054	$7,244,054	$7,250,000
		Membership Units (5,482 units)		12,500	1,750,500

			7,244,054	7,256,554	9,000,500	17.9%

American Exteriors, Inc.	Replacement Window Manufacturer	Promissory Note (14% Cash, Due 7/31/13)	1,141,201	841,207	1,284,177
		Jr. Convertible Note (10.0% Cash, Due 6/30/2015)	125,006	—	125,006
		Common Stock Warrant (3.75% fully diluted)		—	80,859

			1,266,207	841,207	1,490,042	3.0%

Boot Barn Holding Corporation	Western Wear Retail	Promissory Note (12.5% Cash, Due 12/12/16)	3,750,000	3,750,000	3,750,000
		Common Stock (600 shares)		600,000	1,232,000

			3,750,000	4,350,000	4,982,000	9.9%

Caregiver Services, Inc.	In-Home Healthcare Services	Common Stock (146,593 shares)		140,000	115,610
		Common Stock Warrant (327,954 shares)		—	258,640

				140,000	374,250	0.8%

Highwinds Capital, Inc.	Usenet Hosting Services	Common Stock (33,176 shares)		—	4,739,200
		Common Stock Warrants (543.6 shares)		—	77,640

				—	4,816,840	9.6%

Immersive Media Tactical Solutions, LLC	Specialty Defense Contractor	Promissory Note (13% Cash, Due 10/6/16)	325,000	325,000	116,750
		Common Stock Warrant (3.0% fully diluted)		—	—

			325,000	325,000	116,750	0.2%

Medical Depot, Inc.	Medical Device Manufacturer	Promissory Note (14% Cash, Due 10/11/16)	1,166,667	1,166,667	1,166,667
		Series C Convertible Preferred Stock (185 shares)		333,333	404,750

			1,166,667	1,500,000	1,571,417	3.1%

Naples Lumber & Supply Co	Building Supplies	Promissory Note (4% Cash, 4% PIK, Due 2/15/13)	984,375	394,000	971,500
		Warrant (3.625% ownership)		—	—

			984,375	394,000	971,500	1.9%

Precision Manufacturing, LLC	Industrial Boiler Manufacturer	Promissory Note (13% Cash, Due 2/10/17)	625,000	625,000	611,750
		Membership Units (17,500 units)		—	53,250

			625,000	625,000	665,000	1.3%

See accompanying notes.

CAPITALSOUTH PARTNERS FUND II LIMITED PARTNERSHIP

SCHEDULE OF INVESTMENTS

December 31, 2012

	Industry	Type of Investment	Principal Amount	Cost	Fair Value	Percent of Partners’ Capital
NON-CONTROL/NON-AFFILIATE INVESTMENTS
Southern Pump and Tank Company, LLC	Petroleum Equipment Supplier	Promissory Note (13% Cash, 6% PIK, Due 6/15/14)	$1,679,419	$1,679,419	$1,679,419
		Promissory Note (4% Cash, 6% PIK, Due 6/15/14)	877,293	643,155	877,293
		Promissory Note (13% Cash, 6% PIK, Due 6/15/14)	124,088	124,088	124,088
		Common Stock Warrant (8% stock)		—	—

			2,680,800	2,446,662	2,680,800	5.4%

Stoddard Hill Media Holdings, LLC	IT Hosting Services	Class D Preferred Units (33,040 shares)		75,000	92,875

				75,000	92,875	0.2%

Worklife America, Inc.	Professional Employer Organization	Promissory Note (12% Cash, Due 12/28/16)	3,248,798	3,248,798	3,248,798
		Common Warrant (0.74%)		—	416,964
		Preferred Warrant (0.74%)		—	70,307

			3,248,798	3,248,798	3,736,069	7.5%

Total Non-Control/Non-Affiliated Investments			21,290,901	21,202,221	30,498,043	60.8%

AFFILIATE INVESTMENTS
Abutec Industries, Inc.	Oil & Gas Services	Promissory Note (12% Cash, 3% PIK, Due 12/28/17)	800,000	800,000	800,000
		Promissory Note (10% Cash, Due 12/28/17)	200,000	200,000	200,000
		Membership Units (3.099%)		247,919	247,919

			1,000,000	1,247,919	1,247,919	2.5%

Chef’N Corporation	Culinary Products	Promissory Note (15% Cash, 3% optional PIK, Due 5/16/18)	1,575,000	1,575,000	1,575,000
		Series A Preferred Stock (250,000 shares)		250,000	617,239

			1,575,000	1,825,000	2,192,239	4.4%

City Gear, LLC	Footwear Retail	Promissory Note (13% Cash, Due 9/28/16)	423,077	423,077	423,077
		Preferred Membership Interest (0.99% ownership)		126,923	182,509
		Preferred Membership Interest Warrant		—	107,446

			423,077	550,000	713,032	1.4%

See accompanying notes.

CAPITALSOUTH PARTNERS FUND II LIMITED PARTNERSHIP

SCHEDULE OF INVESTMENTS

December 31, 2012

	Industry	Type of Investment	Principal Amount	Cost	Fair Value	Percent of Partners’ Capital
AFFILIATE INVESTMENTS
Corporate Visions, Inc.	Sales & Marketing Services	Common Stock (500,000 shares)		$500,000	$1,482,091
		Common Stock Warrant (100.814 shares)		—	269,835

				500,000	1,751,926	3.5%

Fresh Foods Concepts, Inc.	Salsa Manufacturer	Promissory Note (13% Cash, 4% PIK, Due 11/30/15)	$809,985	809,985	—
		Class A Common Units (375 units)		375,000	—
		Class C Common Unit Warrants (41.35 units)		10,691	—

			809,985	1,195,676	—	0.0%

GA Communications, Inc.	Advertising & Marketing Services	Promissory Note (12.5% Cash, Due 4/14/17)	3,250,000	3,250,000	3,250,000
		Series A Preferred Stock (499.5 shares)		499,500	548,500
		Series B-1 Common Stock (50,000,000 shares)		500	814,875

			3,250,000	3,750,000	4,613,375	9.2%

Impresa Aerospace Holdings, LLC	Aerospace Parts Manufacturer	Promissory Note (12% Cash, 3% PIK, Due 4/28/16)	2,175,148	2,175,148	1,305,089
		Class A Membership Units (225,000 units)		225,000	—
		Class C Membership Units (79,278 units)		79,278	—

			2,175,148	2,479,426	1,305,089	2.6%

J&J Produce Holdings, Inc.	Produce Distribution	Promissory Note (13% Cash, Due 7/16/18)	744,900	744,900	744,900
		Common Stock (1,176 shares)		117,600	145,659
		Common Stock Warrants (648 shares)		—	80,240

			744,900	862,500	970,799	1.9%

LJS Partners, LLC	QSR Franchisor	Units of Participation (375,000 units)		375,000	3,777,875

				375,000	3,777,875	7.5%

MJC Holdings, LLC	Specialty Clothing	Promissory Note (12% Cash 2% PIK, Due 1/16/18)	1,125,000	1,135,587	1,135,587
		Series A Preferred Units (300,000 units)		300,000	414,346

			1,125,000	1,435,587	1,549,933	3.1%

MMI Holdings, LLC	Medical Device Distributor	Promissory Note (6% Cash, Due 8/15/15)	200,000	200,000	200,000
		Preferred Units (500 Units)		500,000	574,500

			200,000	700,000	774,500	1.5%

See accompanying notes.

CAPITALSOUTH PARTNERS FUND II LIMITED PARTNERSHIP

SCHEDULE OF INVESTMENTS

December 31, 2012

	Industry	Type of Investment	Principal Amount	Cost	Fair Value	Percent of Partners’ Capital
AFFILIATE INVESTMENTS
Source Capital Penray, LLC	Automotive Chemicals & Lubricants	Promissory Note (13% Cash, Due 2/17/17)	$625,000	$625,000	$611,680
		Membership Unit Warrants (3.4%)		187,500	134,784
		Common Stock Warrant (18.82 shares SC Penray, LLC)		—	74,290

			625,000	812,500	820,754	1.6%

Source Capital SSCR, LLC	Suntan Lotion Manufacturer	Promissory Note (12% Cash, Due 7/6/17)	2,944,134	2,944,134	2,944,134
		Preferred Membership Units (3.66%)		349,616	216,512
		Common Stock Warrant (0.25% Source Capital SSCR, LLC)		—	—

			2,944,134	3,293,750	3,160,646	6.3%

Source Recycling, LLC	Metal Recycler	Promissory Note (13% Cash, Due9/2/16)	1,225,000	1,225,000	732,724
		Membership Units (34,328.25 units)		347,655	—

			1,225,000	1,572,655	732,724	1.5%

Sparus Holdings	Energy Services	Promissory Note (12% Cash, Due 3/18/14)	3,500,000	3,500,000	3,500,000
		Series B Preferred Stock (2,851.77 shares)		500,000	286,608
		Common Stock Warrant (1,745.27 shares)		—	—

			3,500,000	4,000,000	3,786,608	7.5%

STX Healthcare Management Services, Inc.	Dentistry Services	Promissory Note (14% Cash, Due7/31/15)	3,296,581	3,296,581	3,312,500
		Common Stock (600,000 shares)		600,000	389,500
		Common Stock Warrant (422,892 shares)		108,889	290,000

			3,296,581	4,005,470	3,992,000	8.0%

Take 5 Oil Change, L.L.C.	Quick Lube Services	Promissory Note (10% Cash, Due 11/28/16)	3,000,000	3,000,000	3,000,000
		Common Stock (2,673 shares)		267,300	312,000

			3,000,000	3,267,300	3,312,000	6.6%

See accompanying notes.

CAPITALSOUTH PARTNERS FUND II LIMITED PARTNERSHIP

SCHEDULE OF INVESTMENTS

December 31, 2012

	Industry	Type of Investment	Principal Amount	Cost	Fair Value	Percent of Partners’ Capital
AFFILIATE INVESTMENTS
V12 Holdings	Data Processing & Digital Marketing	Promissory Note (0% Cash, Due 12/31/14)	$279,665	$—	$279,665
		Promissory Note (0% Cash, Due 12/31/14)	34,111	—	34,111
		Promissory Note (0% Cash, Due 12/31/14)	380,329	—	296,755
		Promissory Note (0% Cash, Due 12/31/14)	33,283	—	25,969
		Promissory Note (0% Cash, Due 12/31/14)	2,200,000	—	—
		Promissory Note (0% Cash, Due 12/31/14)	194,449	—	—
		Series A-1 Preferred Stock (11,025 shares)		—	—
		Series A-3 Preferred Stock (204,082 shares)		—	—
		Series A-5 Preferred Stock (8,409 shares)		—	—
		Common Stock Warrant (880,541 shares)		—	—

			3,121,837	—	636,500	1.3%

Total Affiliated Investments			29,015,662	31,872,783	35,337,919	70.4%

CONTROL INVESTMENTS
Best In Class	Corporate Fulfillment	Promissory Note (12.5% Cash, Due 9/15/13)	727,500	727,500	727,500
		Class A Units (88.635 units)		272,500	381,567
		Class B Units (45.455 units)		—	55,932

			727,500	1,000,000	1,164,999	2.3%

KBP Investments, LLC	QSR Franchisee	Class A Preferred Stock (1,985 shares, 10% cash dividend)		1,984,615	1,984,615
		Class A Common Stock (91,299 shares)		—	5,291,945

				1,984,615	7,276,560	14.5%

Market E, Inc.	Online Travel Sales & Marketing	Promissory Note (10% Cash, 9% PIK, Due 12/31/13)	921,240	1,178,111	1,178,111
		Class A Preferred Stock (240 shares)		240,000	—
		Class B Preferred Stock (964 shares)		964,719	243,200
		Class A Common Stock (240 shares)		—	—

			921,240	2,382,830	1,421,311	2.8%

See accompanying notes.

CAPITALSOUTH PARTNERS FUND II LIMITED PARTNERSHIP

SCHEDULE OF INVESTMENTS

December 31, 2012

	Industry	Type of Investment	Principal Amount	Cost	Fair Value	Percent of Partners’ Capital
CONTROL INVESTMENTS
Micro Precision, LLC	Conglomerate	Promissory Note (10% Cash, Due 9/16/16)	$465,517	$465,517	$465,517
		Promissory Note (14% Cash, 4% PIK, Due 9/16/16)	856,746	856,746	856,746
		Common Stock (11.64 shares)		407,328	819,125

			1,322,263	1,729,591	2,141,388	4.3%

On-Site Fuel Service, Inc.	Fuel Transportation Services	Promissory Note (14% Cash, 4% PIK, Due 12/19/16)	1,152,343	1,152,343	1,152,343
		Preferred Stock (8,133 shares)		811,300	497,317
		Common Stock (8,194 shares)		8,147	—
		Preferred Stock Series B (5,853 shares)		585,319	586,685

			1,152,343	2,557,109	2,236,345	4.5%

Print Direction, Inc.	Printing Services	Promissory Note (12% Cash, 6% PIK, Due 9/27/13)	2,549,279	2,549,279	2,549,681
		Promissory Note (12% Cash, 6% PIK, Due 9/27/13)	763,142	763,142	763,142
		Promissory Note (7.75% Cash Due 9/27/13)	454,049	454,049	454,049
		Common Stock (14,603 shares)		1,575,000	4,417,875

			3,766,470	5,341,470	8,184,747	16.3%

Tubular Textile Machinery, Inc.	Textile Equipment Manufacturer	Promissory Note (14% Cash, 3% PIK, Due 2/1/16)	1,650,076	1,650,076	1,650,076
		Preferred Stock (250 shares)		250,000	275,250
		Common Stock (75,000 shares)		250	182,750

			1,650,076	1,900,326	2,108,076	4.2%

Vita Nonwovens	Textile Manufacturer	Promissory Note (14% Cash 4% PIK, Due 8/31/17)	1,115,111	1,115,111	1,115,111
		Class A Preferred Units (475,000 units)		475,000	475,000

			1,115,111	1,590,111	1,590,111	3.2%

Total Control Investments			10,655,003	18,486,052	26,123,537	52.1%

Total Investments			$60,961,566	$71,561,056	$91,959,499	183.3%

See accompanying notes.

CAPITALSOUTH PARTNERS FUND II LIMITED PARTNERSHIP

SCHEDULE OF INVESTMENTS

December 31, 2011

	Industry	Type of Investment	Principal Amount	Cost	Fair Value	Percent of Partners’ Capital
NON-CONTROL/NON-AFFILIATE INVESTMENTS
AAE Acquisition, LLC	Industrial Equipment Rental	Promissory Note (13% Cash, Due 5/6/15)	$7,241,596	$7,241,596	$7,250,000
		Membership Units (4,498.23 units)		12,500	1,230,500

			7,241,596	7,254,096	8,480,500	26.0%

American Exteriors, Inc.	Replacement Window Manufacturer	Promissory Note (14% Cash, Due 7/31/13)	1,141,201	841,207	806,250
		Jr. Convertible Note (10.0% Cash, Due 6/30/2015)	125,006	—	103,500
		Common Stock Warrant (3.75% fully diluted)		—	55,500

			1,266,207	841,207	965,250	3.0%

Boot Barn Holding Corporation	Western Wear Retail	Promissory Note (12.5% Cash, Due 12/12/16)	3,750,000	3,750,000	3,750,000
		Common Stock (600 shares)		600,000	600,000

			3,750,000	4,350,000	4,350,000	13.4%

Caregiver Services, Inc.	In-Home Healthcare Services	Common Stock (146,593 shares)		140,000	98,852
		Common Stock Warrant (327,954 shares)		—	221,148

				140,000	320,000	1.0%

Highwinds Capital, Inc.	Usenet Hosting Services	Common Stock (33,176 shares)		—	4,739,200
		Common Stock Warrants (543.6 shares)		—	77,640

				—	4,816,840	14.8%

Immersive Media Tactical Solutions, LLC	Specialty Defense Contractor	Promissory Note (13% Cash, Due 10/6/16)	250,000	250,000	250,000
		Common Stock Warrant (3.0% fully diluted)		—	—

			250,000	250,000	250,000	0.8%

ISO Poly Films, Inc	Plastics & Packaging Manufacturer	Promissory Note (15% Cash, Due 6/30/2013)	2,000,000	2,000,000	2,000,000

			2,000,000	2,000,000	2,000,000	6.1%

Medical Depot, Inc.	Medical Device Manufacturer	Promissory Note (14% Cash, Due 10/11/16)	1,166,667	1,166,667	1,166,667
		Series C Convertible Preferred Stock (185 shares)		333,333	333,333

			1,166,667	1,500,000	1,500,000	4.6%

Naples Lumber & Supply Co	Building Supplies	Promissory Note (4% Cash, 4% PIK, Due 2/15/13)	984,375	394,000	777,000
		Warrant (3.625% ownership)		—	—

			984,375	394,000	777,000	2.4%

See accompanying notes.

CAPITALSOUTH PARTNERS FUND II LIMITED PARTNERSHIP

SCHEDULE OF INVESTMENTS

December 31, 2011

	Industry	Type of Investment	Principal Amount	Cost	Fair Value	Percent of Partners’ Capital
NON-CONTROL/NON-AFFILIATE INVESTMENTS
Southern Pump and Tank Company, LLC	Petroleum Equipment Supplier	Promissory Note (13% Cash, 6% PIK, Due 6/15/14)	$1,533,407	$1,533,407	$1,389,750
		Promissory Note (4% Cash, 6% PIK, Due 6/15/14)	850,852	612,453	734,250
		Promissory Note (13% Cash, 6% PIK, Due 6/15/14)	—	—	—
		Common Stock Warrant (8% stock)		—	—

			2,384,259	2,145,860	2,124,000	6.5%

Stoddard Hill Media Holdings, LLC	IT Hosting Services	Class D Preferred Units (33,040 shares)		75,000	75,000

				75,000	75,000	0.2%

Worklife America, Inc.	Professional Employer Organization	Promissory Note (12% Cash, Due 12/28/16)	3,187,500	3,187,500	3,187,500
		Common Warrant (0.74%)		—	—
		Preferred Warrant (.074%)		—	—

			3,187,500	3,187,500	3,187,500	9.8%

Total Non-Control/Non-Affiliated Investments			22,230,604	22,137,663	28,846,090	88.6%

AFFILIATE INVESTMENTS
Chef’N Corporation	Culinary Products	Promissory Note (15% Cash, 3% optional PIK, Due 5/16/18)	1,575,000	1,575,000	1,575,000
		Series A Preferred Stock (250,000 shares)		250,000	250,000

			1,575,000	1,825,000	1,825,000	5.6%

Corporate Visions, Inc.	Sales & Marketing Services	Promissory Note (14% Cash Due 12/2/15)	500,000	500,000	500,000
		Common Stock (500,000 shares)		500,000	865,750
		Common Stock Warrant (100.814 shares)		—	154,625

			500,000	1,000,000	1,520,375	4.7%

Fresh Foods Concepts, Inc.	Salsa Manufacturer	Promissory Note (13% Cash, 4% PIK, Due 11/30/15)	775,378	775,378	—
		Class A Common Units (375 units)		375,000	—
		Class C Common Unit Warrants (41.35 units)		10,691	—

			775,378	1,161,069	—	0.0%

See accompanying notes.

CAPITALSOUTH PARTNERS FUND II LIMITED PARTNERSHIP

SCHEDULE OF INVESTMENTS

December 31, 2011

	Industry	Type of Investment	Principal Amount	Cost	Fair Value	Percent of Partners’ Capital
AFFILIATE INVESTMENTS
GA Communications, Inc.	Advertising & Marketing Services	Promissory Note (12.5% Cash, Due 4/14/17)	$3,250,000	$3,250,000	$3,250,000
		Series A Preferred Stock (499.5 shares)		499,500	499,500
		Series B-1 Common Stock (50,000,000 shares)		500	500

			3,250,000	3,750,000	3,750,000	11.5%

Impresa Aerospace Holdings, LLC	Aerospace Parts Manufacturer	Promissory Note (12% Cash, 3% PIK, Due 4/28/16)	2,098,259	2,098,259	2,098,259
		Class A Membership Units (225,000 units)		225,000	149,241
		Class C Membership Units (75,503 units)		—	—

			2,098,259	2,323,259	2,247,500	6.9%

Mission Critical Electronics	Electronics Manufacturer	Promissory Note (14% Cash, Due 1/31/16)	1,425,500	1,425,500	1,425,500
		Promissory Note (10% Cash, Due 1/31/16)	75,000	75,000	75,000
		Common Stock Warrants (2.377% fully diluted ownership)		—	215,875

			1,500,500	1,500,500	1,716,375	5.3%

MMI Holdings, LLC	Medical Device Distributor	Promissory Note (6% Cash, Due 8/15/15	200,000	200,000	200,000
		Preferred Units (500 Units)		500,000	542,000

			200,000	700,000	742,000	2.3%

Source Capital Penray, LLC	Automotive Chemicals & Lubricants	Membership Units (3.4%)		187,500	194,750

				187,500	194,750	0.6%

Source Recycling, LLC	Metal Recycler	Promissory Note (13% Cash, Due 9/2/16)	1,100,000	1,100,000	1,100,000
		Membership Units (34,328.25 units)		250,000	250,000

			1,100,000	1,350,000	1,350,000	4.1%

Sparus Holdings	Energy Services	Promissory Note (12% Cash, Due 3/18/14)	3,500,000	3,500,000	3,500,000
		Series B Preferred Stock (2,851.77 shares)		500,000	642,500
		Common Stock Warrant (1,745.27 shares)		—	356,000

			3,500,000	4,000,000	4,498,500	13.8%

See accompanying notes.

CAPITALSOUTH PARTNERS FUND II LIMITED PARTNERSHIP

SCHEDULE OF INVESTMENTS

December 31, 2011

	Industry	Type of Investment	Principal Amount	Cost	Fair Value	Percent of Partners’ Capital
AFFILIATE INVESTMENTS
STX Healthcare Management Services, Inc.	Dentistry Services	Promissory Note (14% Cash, Due 7/31/15)	$3,264,972	$3,264,972	$3,312,500
		Common Stock (600,000 shares)		600,000	176,000
		Common Stock Warrant (422,892 shares)		108,889	234,500

			3,264,972	3,973,861	3,723,000	11.4%

Take 5 Oil Change, L.L.C.	Quick Lube Services	Promissory Note (10% Cash, Due 11/28/16)	4,375,000	4,375,000	4,375,000
		Common Stock (4,455 shares)		445,500	445,500

			4,375,000	4,820,500	4,820,500	14.8%

V12 Holdings	Data Processing & Digital Marketing	Promissory Note (0% Cash, Due 12/31/14)	279,665	—	583,740
		Promissory Note (0% Cash, Due 12/31/14)	34,111	—	—
		Promissory Note (0% Cash, Due 12/31/14)	380,329	—	—
		Promissory Note (0% Cash, Due 12/31/14)	33,283	—	—
		Promissory Note (0% Cash, Due 12/31/14)	2,200,000	—	—
		Promissory Note (0% Cash, Due 12/31/14)	194,449	—	—
		Series A-1 Preferred Stock (11,025 shares)		—	—
		Series A-3 Preferred Stock (204,082 shares)		—	—
		Series A-5 Preferred Stock (8,409 shares)		—	—
		Common Stock Warrant (880,541 shares)		—	—

			3,121,837	—	583,740	1.8%

Total Affiliated Investments			25,260,946	26,591,689	26,971,740	82.8%

CONTROL INVESTMENTS
Best In Class	Corporate Fulfillment	Promissory Note (12.5% Cash, Due 9/15/13)	727,500	727,500	727,500
		Class A Units (88.635 units)		272,500	282,250
		Class B Units (45.455 units)		—	—

			727,500	1,000,000	1,009,750	3.1%

KBP Investments, LLC	QSR Franchisee	Class A Preferred Stock (1,985 shares, 10% cash dividend)		1,983,000	1,983,000
		Class A Common Stock (91,299 shares)		—	2,064,600

				1,983,000	4,047,600	12.4%

See accompanying notes.

CAPITALSOUTH PARTNERS FUND II LIMITED PARTNERSHIP

SCHEDULE OF INVESTMENTS

December 31, 2011

	Industry	Type of Investment	Principal Amount	Cost	Fair Value	Percent of Partners’ Capital
CONTROL INVESTMENTS
Market E, Inc.	Online Travel Sales & Marketing	Promissory Note (10% Cash, 9% PIK, Due 12/31/13)	$921,240	$1,170,095	$1,170,400
		Class A Preferred Stock (240 shares)		240,000	210,400
		Class B Preferred Stock (964 shares)		964,719	—
		Class A Common Stock (240 shares)		—	—

			921,240	2,374,814	1,380,800	4.3%

Micro Precision, LLC	Conglomerate	Promissory Note (10% Cash, Due 9/16/16)	465,517	465,517	465,517
		Promissory Note (14% Cash, 4% PIK, Due 9/16/16)	824,159	824,159	824,159
		Common Stock (11.64 shares)		407,328	665,875

			1,289,676	1,697,004	1,955,551	6.0%

On-Site Fuel Service, Inc.	Fuel Transportation Services	Promissory Note (14% Cash, 4% PIK, Due 12/19/16)	1,669,837	1,669,837	1,667,428
		Preferred Stock (8,133 shares)		811,300	811,300
		Common Stock (8,194 shares)		8,147	8,147

			1,669,837	2,489,284	2,486,875	7.6%

Print Direction, Inc.	Printing Services	Promissory Note (12% Cash, 6% PIK, Due 9/27/13)	2,399,189	2,399,189	2,399,189
		Promissory Note (12% Cash, 6% PIK, Due 9/27/13)	718,094	718,094	725,261
		Promissory Note (7.75% Cash Due 9/27/13)	454,048	214,382	454,048
		Common Stock (14,603 shares)		1,575,000	2,317,613

			3,571,331	4,906,665	5,896,111	18.1%

Tubular Textile Machinery, Inc.	Textile Equipment Manufacturer	Promissory Note (14% Cash, 3% PIK, Due 2/1/16)	1,625,000	1,625,000	1,625,000
		Preferred Stock (250 shares)		250,000	250,000
		Common Stock (75,000 shares)		250	870,750

			1,625,000	1,875,250	2,745,750	8.4%

Total Control Investments			9,804,584	16,326,017	19,522,437	59.9%

Total Investments			$57,296,134	$65,055,369	$75,340,267	231.3%

See accompanying notes.

CAPITALSOUTH PARTNERS FUND II LIMITED PARTNERSHIP

NOTES TO FINANCIAL STATEMENTS

December 31, 2012 and 2011

NOTE A – ORGANIZATION AND NATURE OF BUSINESS

CapitalSouth Partners Fund II, Limited Partnership (the “Fund”), a North Carolina limited partnership, is a closed-ended investment company licensed by the Small Business Administration (“SBA”) as a Small Business Investment Company (“SBIC”). The Fund was organized to make mezzanine investments, primarily in later-stage, middle-market companies located in the southeastern and middle-Atlantic regions of the United States. The Fund held its initial closing on October 16, 2002. The final closing was held on December 31, 2005.

CapitalSouth Partners F-II, LLC, a North Carolina limited liability company, is the General Partner (the “General Partner”). The Fund’s administrative and day-to-day operational services are provided by Phoenix Holdings-NC, Inc. (the “Management Company”).

During 2003, the Fund received approval to operate as an SBIC under the provisions of Section 301(c) of the Small Business Investment Act of 1958, as amended. As an SBIC, the Fund is subject to a variety of regulations concerning, among other things, the size and nature of the companies in which it may invest and the structure of those investments. The Fund’s managers believe that the Fund is in compliance with all SBA regulations.

The Fund’s limited partnership agreement was amended during 2008 to extend the term of the Fund, which will now end upon the expiration of the term of CapitalSouth Partners Fund III, L.P., in 2023. The General Partner may, with the approval of a majority of the limited partners, extend the term of the Fund as reasonably necessary to facilitate an orderly liquidation of the Fund’s assets.

NOTE B – SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying financial statements have been prepared on the accrual basis of accounting in conformity with U.S. generally accepted accounting principles (“GAAP”). In the opinion of management, the financial statements reflect all adjustments that are necessary for the fair presentation of financial results as of and for the periods presented.

Use of Estimates

The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Cash and Cash Equivalents

The Fund considers cash equivalents to be highly liquid investments with original maturities of three months or less at the date of purchase. Cash and cash equivalents include deposits in money market accounts. The Fund deposits its cash in financial institutions and, at times, such balances may be in excess of the Federal Deposit Insurance Corporation (“FDIC”) insurance limits.

Interest and Dividends Receivable

Interest and dividends receivable represent obligations due from portfolio companies upon presentation. Loans, debt securities, and preferred stock dividends are placed on non-accrual status when collection of interest is considered doubtful. At that time, the full amount of any interest and dividends receivable is either reversed or fully reserved. The amount of interest not accrued because collection is in doubt totaled $143,665 and $103,376 at December 31, 2012 and 2011, respectively.

CAPITALSOUTH PARTNERS FUND II LIMITED PARTNERSHIP

NOTES TO FINANCIAL STATEMENTS

December 31, 2012 and 2011

NOTE B – SIGNIFICANT ACCOUNTING POLICIES (Continued)

Deferred Financing Fees

Costs incurred to issue the SBA-guaranteed debentures payable are capitalized and are amortized over the term of the debt agreements under the straight-line method, which does not differ materially from the effective interest method.

Revenue Recognition

Interest income is recorded on the accrual basis to the extent that such amounts are expected to be collected. Generally, when interest and/or principal payments on a loan become past due, or if the Fund otherwise does not expect the borrower to be able to service its debt and other obligations, the Fund will place the loan on non-accrual status, and will generally cease recognizing interest income on that loan for financial reporting purposes, until all principal and interest has been brought current through payment or due to a restructuring such that the interest income is deemed to be collectible. The fund writes off any previously accrued and uncollected interest when it is determined that interest is no longer considered collectible. Dividend income is recognized on the date dividends are declared. Origination, amendment, closing and/or commitment fees associated with investments in portfolio companies are recognized as income when the investment transaction closes. Prepayment penalties received by the Fund for debt instruments repaid prior to maturity date are recorded as income upon receipt.

The Fund holds debt investments in its portfolio that contain a payment-in-kind (“PIK”) interest provision. The PIK interest, which represents contractually deferred interest added to the investment balance that is generally due at maturity, is recorded on the accrual basis to the extent that such amounts are expected to be collected. PIK interest is not accrued if the Fund does not expect the issuer to be able to pay all principal and interest when due. For the years ending December 31, 2012 and 2011, the Fund earned $734,411 and $592,923 in PIK interest, respectively.

Realized and Unrealized Gains or Losses on Investments

Realized gains or losses recorded upon disposition or impairment of investments are calculated on the difference between the net proceeds from disposition and the amortized cost basis of investment, without regard to unrealized gains or losses previously recognized. The Fund reports changes in fair value of investments as a component of the net change in unrealized appreciation (depreciation) on investments in the accompanying statement of operations.

Investment Classification

In accordance with the provisions of the Investment Company Act of 1940 (the “Act”), the Fund classifies investment by level of control. As defined in the 1940 Act, “Control Investments” are investments in those companies that the Fund is deemed to “Control.” “Affiliate Investments” are investments in those companies that are “Affiliated Companies” of the Fund, as defined in the 1940 Act, other than Control Investments. “Non-Control/Non-Affiliate Investments” are those investments that are neither control Investments nor affiliate Investments. Generally under the 1940 Act, the Fund is deemed to control a company in which it has invested if the Fund owns more than 25% of the voting securities of such company and/or has greater than 50% representation on its board or has the power to exercise control over management or policies of such portfolio company. The Fund is deemed to be an affiliate of a company in which the Fund has invested if it owns between 5% and 25% of the voting securities of such company.

CAPITALSOUTH PARTNERS FUND II LIMITED PARTNERSHIP

NOTES TO FINANCIAL STATEMENTS

December 31, 2012 and 2011

NOTE B – SIGNIFICANT ACCOUNTING POLICIES (Continued)

Income Taxes

Earnings of the Fund are taxed directly to the partners; accordingly, the accompanying financial statements do not reflect a provision or liability for federal and state income taxes. The Fund has determined that it does not have any material unrecognized tax benefits or obligations as of December 31, 2012 and 2011. Fiscal years ending on or after December 31, 2009 remain subject to examination by federal and state tax authorities.

Valuation of Investments

The Fund has established and documented processes and methodologies for determining the fair values of portfolio investments on a recurring basis in accordance with ASC Topic 820—Fair Value Measurements and Disclosures (“ASC Topic 820”). Fair value is the price that would be received in the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Where available, fair value is based on observable market prices or parameters, or derived from such prices or parameters. Where observable prices or inputs are not available or reliable, valuation techniques are applied.

Recently Issued Accounting Standards

In May 2011, the FASB issued ASU No. 2011-04, Fair Value Measurements (Topic 820), Amendments to Achieve Common Fair Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. ASU 2011-04 clarifies the application of existing fair value measurement and disclosure requirements, changes the application of some requirements for measuring fair value and requires additional disclosure for fair value measurements categorized in Level 3 of the fair value hierarchy. ASU 2011-04 was effective for interim and annual periods beginning after December 15, 2011. The Fund adopted this standard on January 1, 2012. The adoption of ASU 2011-04 did not have a material impact on the Fund’s process for measuring fair values or on the Fund’s financial statements, other than inclusion of additional required disclosures.

NOTE C – PORTFOLIO COMPANY INVESTMENTS

The Fund’s portfolio investments principally consist of secured and unsecured debt, equity warrants and direct equity investment in privately held companies. The debt investments may or may not be secured by either first or second liens on the assets of the portfolio company. The debt investment generally bears interest at a fixed rate, and generally matures between five and seven years from the original investment. In connection with a debt investment, the Fund may also receive equity warrants and/or makes direct equity investments. The Fund’s warrants or equity investment may be in a holding company related to the portfolio company.

As of December 31, 2012, the Fund had debt and equity investments in 38 portfolio companies with an aggregate fair value of $91,959,499 and a weighted average effective yield on its debt investments of 14.0%. At December 31, 2012 the Fund held equity or warrants in 100% of its portfolio companies. As of December 31, 2011, the Fund had debt and equity investments in 32 portfolio companies with an aggregate fair value of $75,340,267 and a weighted average effective yield on its debt investments of 14.0%. At December 31, 2011 the Fund held equity or warrant ownership in 96.9% of its portfolio companies. The weighted average yields were computed using the effective interest rates for all debt investments at cost as of December 31, 2012 and 2011, including accretion of original issue discount and any accumulated PIK interest.

Purchases of debt and equity investments for the years ended December 31, 2012, and 2011 totaled $12,588,031 and $28,928,125, respectively.

CAPITALSOUTH PARTNERS FUND II LIMITED PARTNERSHIP

NOTES TO FINANCIAL STATEMENTS

December 31, 2012 and 2011

NOTE C – PORTFOLIO COMPANY INVESTMENTS (Continued)

Investments by type with corresponding percentage of total portfolio investments consisted of the following:

	At Cost
	December 31, 2012	Percent	December 31, 2011	Percent
Senior secured	$12,202,767	17.0%	$10,282,319	15.8%
Subordinated debt	44,658,682	62.4%	42,640,393	65.6%
Equity	14,567,527	20.4%	11,993,577	18.4%
Warrants*	132,080	0.2%	132,080	0.2%

	$71,561,056	100.0%	$65,055,369	100.0%

	At Fair Value
	December 31, 2012	Percent	December 31, 2011	Percent
Senior secured	$12,437,488	13.5%	$10,254,667	13.6%
Subordinated debt	44,051,427	47.9%	43,213,751	57.4%
Equity	21,962,719	23.9%	12,522,261	16.6%
Warrants*	13,507,865	14.7%	9,349,588	12.4%

	$91,959,499	100.0%	$75,340,267	100.0%

The following table provides a reconciliation of the beginning and ending balances for investments that use Level 3 inputs for the years ended December 31, 2012 and 2011:

	Senior Secured and Subordinated Debt	Equity Securities	Warrants*	Total
Balance, January 1, 2011	$45,152,456	$12,244,988	$1,536,325	$58,933,769
Purchases	23,014,267	5,913,858	—	28,928,125
Proceeds received	(13,871,858)	(5,035,586)	(990,727)	(19,898,171)
PIK interest	592,923	—	—	592,923
Accretion of OID	136,472	—	—	136,472
Net change from unrealized to realized gains (losses)	(2,775,733)	2,628,030	814,572	666,869
Unrealized gains (losses)	1,219,891	(3,229,029)	7,989,418	5,980,280

Balance, December 31, 2011	$53,468,418	$12,522,261	$9,349,588	$75,340,267

Purchases	$10,419,040	$2,168,991	$—	$12,588,031
Note converted to equity	(585,319)	585,319	—	—
Proceeds received	(6,916,039)	(684,716)	—	(7,600,755)
PIK interest	734,411	—	—	734,411
Accretion of OID	275,865	—	—	275,865
Other	1,620	—	—	1,620
Net change from unrealized to realized gains (losses)	—	169,370	337,145	506,515
Unrealized gains (losses)	(909,081)	7,201,494	3,821,132	10,113,545

Balance, December 31, 2012	$56,488,915	$21,962,719	$13,507,865	$91,959,499

*	In addition to unexercised warrant securities, this classification includes all equity securities that have been obtained through the exercise of warrants.

CAPITALSOUTH PARTNERS FUND II LIMITED PARTNERSHIP

NOTES TO FINANCIAL STATEMENTS

December 31, 2012 and 2011

NOTE C – PORTFOLIO COMPANY INVESTMENTS (Continued)

All investments made by the Fund as of December 31, 2012 and 2011 were made in portfolio companies located in the U.S. The geographic composition is determined by the location of the corporate headquarters of the portfolio company, which may not be indicative of the primary source of the portfolio company’s business. The following tables show portfolio composition by geographic region at cost and fair value as a percentage of total investments.

	At Cost
	December 31, 2012	Percent	December 31, 2011	Percent
South	$49,861,584	69.7%	$43,870,016	67.4%
West	13,574,139	19.0%	15,375,849	23.6%
Midwest	3,323,087	4.6%	1,262,500	2.0%
Northeast	4,802,246	6.7%	4,547,004	7.0%

	$71,561,056	100.0%	$65,055,369	100.0%

	At Fair Value
	December 31, 2012	Percent	December 31, 2011	Percent
South	$70,106,301	76.3%	$54,666,176	72.6%
West	13,142,607	14.3%	14,005,300	18.6%
Midwest	3,628,562	3.9%	1,279,500	1.7%
Northeast	5,082,029	5.5%	5,389,291	7.1%

	$91,959,499	100.0%	$75,340,267	100.0%

At December 31, 2012 and 2011, the Fund had one portfolio company investment that represented more than 10% of the total investment portfolio. This investment represented 10.1% and 11.2% of the cost of the total portfolio and 9.8% and 11.3% of the fair value as of December 31, 2012 and 2011, respectively.

During 2011, the Fund exited its equity positions in various portfolio companies. The Fund may receive additional proceeds from these sales, which are currently held in escrow. Release of these escrow funds is contingent upon certain indemnifications as stated in the stock redemption agreements. Therefore, the escrow balances, totaling approximately $719,750 and $1,024,400 at December 31, 2012 and 2011, respectively, have been fully reserved and no gain will be recognized on the escrowed funds until release. During 2012, the Fund received approximately $280,000 from the escrow funds and recognized a realized gain in the accompanying statement of operations.

CAPITALSOUTH PARTNERS FUND II LIMITED PARTNERSHIP

NOTES TO FINANCIAL STATEMENTS

December 31, 2012 and 2011

NOTE D – VALUATION OF INVESTMENTS

Under ASC Topic 820, portfolio investments recorded at fair value in the financial statements are classified within the fair value hierarchy based upon the level of judgment associated with the inputs used to measure their value, as defined below:

•	Level 1—Inputs are unadjusted, quoted prices in active market for identical assets or liabilities.

•

Level 2—Inputs include quoted prices for similar assets in active markets or that are quoted prices for identical or similar assets in markets that are not active and inputs that are observable, either directly or indirectly, for substantially the full term, if applicable, of the investment.

•	Level 3—Inputs include those that are both unobservable and significant to the overall fair value measurement.

An investment’s classification within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement. The Fund’s investment portfolio is comprised of debt and equity securities of privately held companies for which quoted prices falling within the categories of Level 1 and Level 2 inputs are not available. Therefore, the Fund determines the fair value of its investments in good faith using Level 3 inputs, pursuant to a valuation policy and process that is established by the management of the Fund with assistance of certain third-party advisors and subsequently approved by the Fund’s General Partner. There is no single standard for determining fair value in good faith, as fair value depends upon the specific circumstances of each individual investment. The recorded fair values of the Fund investment may differ significantly from fair values that would have been used, had an active market for the securities existed. In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the valuations currently assigned.

The ranges and weighted average values of the significant Level 3 inputs used in the valuation of the Fund’s debt and equity securities at December 31, 2012 are summarized as follows:

	Fair Value	Valuation Model	Level 3 Input	Range of Inputs	Weighted Average
Subordinated debt and 2nd lien notes	$41,377,117	Income Approach	Required Rate of Return Leverage Ratio Adjusted EBITDA	6.0% - 20.0% 1.7x - 10.2x $0.3 million - $31.7 million	14.7% 3.6x $9.0 million

Subordinated debt and 2nd lien notes	$2,674,313	Enterprise Value Waterfall Approach	Adjusted EBITDA Mutliple Adjusted EBITDA	4.5x - 11.0x $0.6 million - $3.8 million	7.1x $2.5 million

Senior debt and 1st lien notes	$12,437,487	Income Approach	Required Rate of Return Leverage Ratio Adjusted EBITDA	9.0% - 22.5% 2.2x - 18.3x $0.1 million - $13.4 million	12.3% 3.6x $6.3 million

Equity shares and warrants	$35,470,582	Enterprise Value Waterfall Approach	Adjusted EBITDA Multiple Adjusted EBITDA	4.0x - 11.0x $0.3 million - $34.3 million	6.9x $15.0 million

CAPITALSOUTH PARTNERS FUND II LIMITED PARTNERSHIP

NOTES TO FINANCIAL STATEMENTS

December 31, 2012 and 2011

NOTE E – DEBT

SBA-Guaranteed Debentures

The Fund uses the proceeds of debentures guaranteed by the SBA to fund a portion of its investment purchases. The SBA has made commitments to guarantee $52,200,000 in the form of debenture securities to the Fund. There were no unused commitments as of December 31, 2012.

As of December 31, 2012 and 2011 the Fund’s issued and outstanding SBA-guaranteed debentures mature as follows:

Date of Pooling	Fixed Maturity Date	Interest Rate	2012	2011
September 1, 2004	September 1, 2014	4.120%	$2,000,000	$2,000,000
September 1, 2004	September 1, 2014	4.684%	8,000,000	8,000,000
September 1, 2005	September 1, 2015	4.941%	8,000,000	8,000,000
September 1, 2005	September 1, 2015	5.524%	2,000,000	2,000,000
September 1, 2006	September 1, 2016	5.535%	11,500,000	11,500,000
March 1, 2009	March 1, 2019	4.620%	5,000,000	5,000,000
March 1, 2011	March 1, 2021	4.084%	15,700,000	15,700,000

			$52,200,000	$52,200,000

In addition to the stated interest rate, the SBA charges an annual administrative fee depending on the year in which the SBA issued its commitment. The annual administrative fee consisted of the following: 0.855% on $10,000,000 of the pooled debentures at December 31, 2012 and 2011; 0.871% on $10,000,000 of the pooled debentures at December 31, 2012 and 2011; 0.941% on $16,500,000 of pooled debentures at December 31, 2012 and 2011; and 0.515% on $15,700,000 of pooled debentures at December 31, 2012 and 2011.

The Fund is required to comply with SBA rules and regulations applicable to licensees at all times while this debt is outstanding. These debentures are subject to the terms and conditions set forth in the SBA regulations, with which management believes the Fund is in compliance at December 31, 2012.

As of December 31, 2012, if the Fund had adopted the fair value option under ASC Topic 825—Financial Instruments for all of its SBA-guaranteed debentures, the Fund estimates the fair value of its SBA-guaranteed debentures would be approximately $53,600,000, or $1,400,000 more than the $52,200,000 face value of the SBA-guaranteed debentures. As of December 31, 2011, the Fund estimates the fair value of its SBA-guaranteed debentures would be approximately $53,900,000, or $1,700,000 more than the $52,200,000 face value of the SBA-guaranteed debentures. These estimates are based on the Fund’s borrowing rate as of December 31, 2012 and 2011, which are considered Level 3 inputs.

NOTE F – DISTRIBUTIONS

The Fund will distribute (a) dividends, interest and other ordinary investment income (including income from the Fund’s investments in short-term instruments and deposits); and (b) proceeds received by the Fund upon maturity or disposition of the Fund’s investments in portfolio companies (collectively, “net proceeds”) at least annually, provided that as an SBIC, the Fund generally will not be permitted to distribute any portion of net proceeds representing capital contributions to the Fund prior to the Fund’s dissolution, unless consented to by the SBA and there remains no SBA guarantee outstanding. The Fund may use such capital that is not returned to the Fund’s partners to make additional investments in portfolio companies.

CAPITALSOUTH PARTNERS FUND II LIMITED PARTNERSHIP

NOTES TO FINANCIAL STATEMENTS

December 31, 2012 and 2011

NOTE F – DISTRIBUTIONS (Continued)

All distributions are subject to the Fund having available cash, and such distributions will be reduced by selling expenses and proceeds being retained by the General Partner to pay the expenses and liabilities of the Fund (including management fees and write-downs of portfolio company investments as determined under the Small Business Investment Act of 1958, as amended, and the rules, regulations and policies issued or announced thereunder). Additionally, the Fund will not make any distributions that would cause the amount of capital contributions from the Fund’s investors to be less than permitted by the SBA to support the amount of SBA leverage outstanding at any time.

Distributions of net proceeds and distributions representing a return of the partners’ capital contributions will be made in the following priority:

i.	100% to the Fund’s partners pro rata, according to their respective contributions to the Fund, until such partners have received, on a cumulative basis, distributions equal to the Fund’s cost basis in the portfolio company investment being disposed of, plus the Fund’s cost basis in previously disposed investments, plus the amount of any write-downs of portfolio company investments, and plus the expenses of the Fund allocable to such investments;

ii.	100% to the Fund’s partners until they have received their preferred return of 8% per annum, calculated on a simple basis, on the capital contributions that have been made to the Fund (less the amount of any distributions representing a return of such contributions to the Fund’s partners);

iii.	100% to the Fund’s General Partner until it has received an amount (without regard to its distributions in respect of its capital commitment) equal to 20% of the total amount distributed to it, and to all of the Fund’s partners under (i) above, in respect of expense of the Fund, under (ii) above, this paragraph, and (iv) below, respectively; and

iv.	Thereafter, 80% to the Fund’s partners and 20% to the Fund’s General Partner provided, however, that the requirement in (i) above, as to the return in distribution to the Fund’s partners of its cost basis in portfolio company investments upon their disposition, shall apply only to the extent capital is permitted by the SBA to be returned to the Fund’s partners.

NOTE G – MANAGEMENT FEE

The Management Company is responsible for most of the routine operating expenses of the Fund and is entitled to a quarterly management fee. The management fee for each fiscal quarter is the lesser of (a) an amount equal to an annual rate of 0.625% of the sum of (i) the Fund’s regulatory capital and (ii) the amount of an assumed two tiers of outstanding leverage based on such regulatory capital, or (b) an amount negotiated between the General Partner and the Management Company. The management fee can be reduced by certain fees ultimately received by the Management Company from the portfolio companies. Payments of the management fee are made quarterly in advance. Certain direct expenses such as legal, audit, tax, and limited partner expense will be the responsibility of the Fund. The management fees for 2012 and 2011 were $1,583,666 and $1,039,188, respectively.

NOTE H – CONCENTRATION OF CREDIT RISK

The Fund’s portfolio investment companies are located throughout the United States. As a result, any adverse impact on the economy of these regions could adversely impact the Fund’s results of operations and financial position. The Fund has cash balances on deposit with local and regional banks in excess of the FDIC limit at December 31, 2012.

CAPITALSOUTH PARTNERS FUND II LIMITED PARTNERSHIP

NOTES TO FINANCIAL STATEMENTS

December 31, 2012 and 2011

NOTE H – CONCENTRATION OF CREDIT RISK (Continued)

Management of the Fund seeks investment opportunities that offer the possibility of attaining substantial capital appreciation. Certain events particular to each industry in which the Fund’s investments conduct operations, as well as general economic conditions, may have a significant negative impact on the investees’ operations and profitability. Such events are beyond the Fund’s control, and the likelihood that they may occur and the effect on the Fund cannot be predicted.

NOTE I – COMMITMENTS AND CONTINGENCIES

The Fund may be subject to lawsuits, tax examinations or other claims arising out of the normal course of business. While the ultimate result of any unasserted claim cannot be determined, the General Partner does not expect that the disposition of any such matters would have a material adverse effect on the financial position or results of operations of the Fund.

In the normal course of business, the Fund is party to financial instruments with off-balance sheet risk, consisting primarily of unused commitments to extend credit, in the form of loans, to the Fund’s portfolio companies. The balance of unused commitments to extend credit as of December 31, 2012 was $800,000. Since these commitments may expire without being drawn upon, the total commitment amount does not necessarily represent future cash requirements.

NOTE J – RELATED-PARTY TRANSACTIONS

At December 31, 2012 and 2011, the Fund had the following receivables from (payables to) related parties relating to certain capital contributions, management fees, and reimbursable expenses:

	2012	2011
CapitalSouth Corporation	$101,300	$101,300
Phoenix Holdings-NC, Inc.	(119,746)	(106,634)
CapitalSouth Partners Fund I, Limited Partnership	—	(733)
CapitalSouth Partners SBIC Fund III, Limited Partnership	(14,458)	(33,787)
Limited Partners	138,143	(74,198)

	$105,239	$(114,052)

These amounts are reflected in the accompanying statements of financial position under the captions, “Due from related parties” and “Due to related parties.” In 2010, a limited partner contributed 100% of its previously unfunded capital commitment to the Fund. Until the Fund calls additional capital from all partners, this amount will remain a liability of the Fund. The Fund has classified the cash deposit from the limited partner as restricted cash on the accompanying statement of financial position totaling $56,461 at December 31, 2011. During 2012, the Fund called this additional capital and, therefore, the cash deposit is no longer restricted as of December 31, 2012.

At times, the Fund maintains deposit accounts and certificates of deposit with financial institutions that are limited partners of the Fund. Total deposits with these financial institutions were approximately $1,520,000 and $993,000 at December 31, 2012 and 2011, respectively.

CAPITALSOUTH PARTNERS FUND II LIMITED PARTNERSHIP

NOTES TO FINANCIAL STATEMENTS

December 31, 2012 and 2011

NOTE K – FINANCIAL HIGHLIGHTS

Financial highlights were as follows:

	Period Ending(1)
Ratio to average net assets:(2)	December 31, 2012	December 31, 2011
Total expenses	11.39%	14.47%
Net investment income	8.89%	11.02%
Total return(3)	34.56%	34.60%

(1)	The ratios represent the amounts for the Fund II Limited Partners only.
(2)	Average net assets are based on the beginning and ending amounts of the LTM period then ending.
(3)	Total return based upon the net increase (decrease) in net assets resulting from operations during the year divided by average annual net assets. A limited partner’s return may vary from these returns based on participation in different expense arrangements (as applicable).

NOTE L – SUBSEQUENT EVENT

In May 2013, management filed with the SEC an N-2 registration statement in connection with the proposed initial public offering of Capitala Finance Corp., a business development company, which will acquire the Fund prior to completion of such offering. Late in 2012, the Fund received the required consents from the Limited Partners to pursue this transaction.

CAPITALSOUTH PARTNERS FUND II LIMITED PARTNERSHIP

Balance Sheets

	June 30, 2013	December 31, 2012 (1)
	(Unaudited )
ASSETS
Portfolio investments at fair value:
Non-control/non-affiliate investments	$29,440,463	$30,498,043
Affiliate investments	37,928,169	35,337,919
Control investments	28,132,366	26,123,537

	95,500,998	91,959,499
Cash and cash equivalents	8,567,842	9,865,912
Interest receivable	602,553	591,174
Due from related parties	2,573,917	257,470
Deferred financing fees, net of accumulated amortization of $1,196,481 as of June 30, 2013 and $1,099,001 as of December 31, 2012	753,120	850,600

	$107,998,430	$103,524,655

LIABILITIES AND PARTNERS’ CAPITAL
Accounts payable and accrued expenses	$979,888	$999,331
Due to related parties	—	152,231
SBA-guaranteed debentures payable	52,200,000	52,200,000

	53,179,888	53,351,562

Partners’ capital:
General partner	270,000	270,000
Limited partners	25,915,000	25,915,000
Accumulated net realized earnings	6,116,367	3,589,650
Net unrealized appreciation on investments	22,517,175	20,398,443

	54,818,542	50,173,093

	$107,998,430	$103,524,655

(1)	Derived from audited financial statements

See accompanying notes.

CAPITALSOUTH PARTNERS FUND II LIMITED PARTNERSHIP

Unaudited Statements of Operations

	Three Months Ended June 30,		Six Months Ended June 30,
	2013	2012	2013	2012
INVESTMENT INCOME
Loan interest, fee and dividend income:
Non-control/non-affiliate investments	$753,220	$629,122	$1,424,649	$1,179,431
Affiliate investments	850,351	710,392	1,489,177	1,422,445
Control investments	468,785	380,042	829,676	709,784

TOTAL LOAN INTEREST, FEE AND DIVIDEND INCOME	2,072,356	1,719,556	3,743,502	3,311,660

Payment-in-kind interest income:
Non-control/non-affiliate investments	43,066	99,673	85,493	100,287
Affiliate investments	28,029	32,531	43,334	64,840
Control investments	108,370	100,932	210,465	199,955

TOTAL PAYMENT-IN-KIND INTEREST INCOME	179,465	233,136	339,292	365,082

Interest income from cash and cash equivalent investments	7,383	13,354	14,049	27,066

Income from pass-through entities
Non-control/non-affiliate investments	1,287	76	1,287	76
Affiliate investments	177,967	—	315,222	153,135
Control investments	—	—	22,968	17,941

	179,254	76	339,477	171,152

TOTAL INVESTMENT INCOME	2,438,458	1,966,122	4,436,320	3,874,960

EXPENSES
Interest expense	766,845	766,845	1,525,800	1,533,691
Management fees	379,250	329,382	658,905	722,851
Other expenses	56,147	282	89,584	46,340

TOTAL EXPENSES	1,202,242	1,096,509	2,274,289	2,302,882

NET INVESTMENT INCOME	1,236,216	869,613	2,162,031	1,572,078

Net realized and unrealized gains on investments:
Realized gain on investments
Non-control/non-affiliate investments	—	32,234	—	32,234
Affiliate investments	—	—	—	109,445
Control investments	364,686	—	364,686	—

TOTAL NET REALIZED GAINS	364,686	32,234	364,686	141,679
NET CHANGE IN UNREALIZED APPRECIATION OF INVESTMENTS	2,344,189	1,658,338	2,118,732	4,690,230

TOTAL NET GAIN ON INVESTMENTS	2,708,875	1,690,572	2,483,418	4,831,909

NET INCOME	$3,945,091	$2,560,185	$4,645,449	$6,403,987

See accompanying notes.

CAPITALSOUTH PARTNERS FUND II LIMITED PARTNERSHIP

Unaudited Statements of Net Changes in Partners’ Capital

	General Partner	Limited Partners	Accumulated Net Realized Earnings	Net Unrealized Appreciation on Investments	Total
Balance January 1, 2012	$202,505	$19,442,500	$2,643,767	$10,284,898	$32,573,670
Partners’ capital contributions	67,495	6,472,500	—	—	6,539,995
Distributions to partners	—	—	(1,850,000)	—	(1,850,000)
Net investment income	—	—	1,572,078	—	1,572,078
Net realized gain on portfolio investments	—	—	141,679	—	141,679
Net change in unrealized gain on portfolio investments	—	—	—	4,690,230	4,690,230

BALANCE, June 30, 2012	270,000	25,915,000	2,507,524	14,975,128	43,667,652
BALANCE, January 1, 2013	270,000	25,915,000	3,589,650	20,398,443	50,173,093
Net investment income	—	—	2,162,031	—	2,162,031
Net realized gain on portfolio investments	—	—	364,686	—	364,686
Net change in unrealized gain on portfolio investments	—	—	—	2,118,732	2,118,732

BALANCE, June 30, 2013	$270,000	$25,915,000	$6,116,367	$22,517,175	$54,818,542

See accompanying notes.

CAPITALSOUTH PARTNERS FUND II LIMITED PARTNERSHIP

Unaudited Statements of Cash Flows

	Six Months Ended June 30,
	2013	2012
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$4,645,449	$6,403,987
Adjustments to reconcile net income to net cash used by operating activities:
Purchase of portfolio investments	(8,186,011)	(5,740,868)
Proceeds from sale of portfolio investments—equity securities	364,686	319,879
Repayments of portfolio investments—loans and debt securities	7,091,949	1,883,447
Net realized gain on portfolio investments	(364,686)	(141,679)
Change in net unrealized gain on portfolio investments	(2,118,732)	(4,690,230)
Payment-in-kind interest accrued, net of payments received	(311,556)	(347,023)
Accretion of original issue discount on portfolio investments	(17,149)	(18,060)
Amortization of deferred financing fees	97,480	97,480
Changes in assets and liabilities:
Interest and dividends receivable	(11,379)	1,552
Due from related parties	(2,316,447)	(70,818)
Accounts payable and accrued expenses	(19,443)	(18,220)
Due to related parties	(152,231)	(165,391)

NET CASH USED BY OPERATING ACTIVITIES	(1,298,070)	(2,485,944)

CASH FLOWS FROM FINANCING ACTIVITIES
Partners’ capital contributions	—	6,483,624
Distributions paid	—	(1,883,902)

NET CASH PROVIDED BY FINANCING ACTIVITIES	—	4,599,722

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	$(1,298,070)	$2,113,778
CASH AND CASH EQUIVALENTS, beginning of year	9,865,912	9,142,188

CASH AND CASH EQUIVALENTS, end of year	$8,567,842	$11,255,966

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid for interest	$1,428,320	$1,436,211

See accompanying notes.

CAPITALSOUTH PARTNERS FUND II LIMITED PARTNERSHIP

Unaudited Schedule of Investments

June 30, 2013

	Industry	Type of Investment	Principal Amount	Cost	Fair Value	Percent of Partners’ Capital
NON-CONTROL/NON- AFFILIATE INVESTMENTS:
AAE Acquisition, LLC	Industrial Equipment Rental	Promissory Note (13% Cash, Due 5/6/15)	$7,245,284	$7,245,284	$7,250,000
		Membership Units (5,482 units)		12,500	1,750,000

			7,245,284	7,257,784	9,000,000	16.4%

American Exteriors, Inc.	Replacement Window Manufacturer	Promissory Note (14% Cash, Due 7/31/14)	841,207	841,207	1,173,595
		Jr. Convertible Note (10.0% Cash, Due 6/30/2015)	125,006	—	147,000
		Common Stock Warrant (3.75% fully diluted)		—	311,000

			966,213	841,207	1,631,595	3.0%

Boot Barn Holding Corporation	Western Wear Retail	Promissory Note (12.5% Cash, Due 12/12/16)		—	—
		Common Stock (600 shares)		600,000	1,170,225

				600,000	1,170,225	2.1%

Caregiver Services, Inc.	In-Home Healthcare Services	Common Stock (146,593 shares)		140,000	125,454
		Common Stock Warrant (327,954 shares)		—	280,663

				140,000	406,117	0.7%

Highwinds Capital, Inc.	Usenet Hosting Services	Common Stock (33,176 shares)		—	4,583,651
		Common Stock Warrants (543.6 shares)		—	75,105

				—	4,658,756	8.5%

Immersive Media Tactical Solutions, LLC	Specialty Defense Contractor	Promissory Note (13% Cash, Due 10/6/16)	325,000	325,000	325,000
		Common Stock Warrant (3.0% fully diluted)		—	—

			325,000	325,000	325,000	0.6%

Medical Depot, Inc.	Medical Device Manufacturer	Promissory Note (14% Cash, Due 10/11/16)	1,166,667	1,166,667	1,166,667
		Series C Convertible Preferred Stock (185 shares)		333,333	435,750

			1,166,667	1,500,000	1,602,417	2.9%

Naples Lumber & Supply Co	Building Supplies	Promissory Note (4% Cash, 4% PIK, Due 2/15/13)	984,375	394,000	971,500
		Warrant (3.625% ownership)		—	—

			984,375	394,000	971,500	1.8%

Precision Manufacturing, LLC	Industrial Boiler Manufacturer	Promissory Note (13% Cash, Due 2/10/17)	625,000	625,000	611,750
		Membership Units (17,500 units)		—	78,668

			625,000	625,000	690,418	1.3%

See accompanying notes.

CAPITALSOUTH PARTNERS FUND II LIMITED PARTNERSHIP

Unaudited Schedule of Investments

June 30, 2013

	Industry	Type of Investment	Principal Amount	Cost	Fair Value	Percent of Partners’ Capital
Southern Pump and Tank Company, LLC	Petroleum Equipment Supplier	Promissory Note (13% Cash, 6% PIK, Due 6/15/14)	$2,100,311	$1,731,153	$2,026,667
		Promissory Note (4% Cash, 6% PIK, Due 6/15/14)	905,949	671,861	654,133
		Promissory Note (13% Cash, 6% PIK, Due 6/15/14)	127,911	127,911	27,989
		Common Stock Warrant (8% stock)		—	—

			3,134,171	2,530,925	2,708,789	4.9%
Stoddard Hill Media Holdings, LLC	IT Hosting Services	Class D Preferred Units (33,040 shares)		75,000	146,747

				75,000	146,747	0.3%
Tenere, Inc.		Promissory Note (13% Cash, Due 12/15/17)	509,471	509,471	509,471

			509,471	509,471	509,471	0.9%
Worklife America, Inc.	Professional Employer Organization	Promissory Note (12% Cash, Due 12/28/16)	4,772,975	4,772,975	4,772,975
		Common Warrant (0.74%)		—	724,321
		Preferred Warrant (0.74%)		—	122,132

			4,772,975	4,772,975	5,619,428	10.3%

Total Non-Control/Non-Affiliated Investments			18,850,527	19,571,362	29,440,463	53.7%

AFFILIATED INVESTMENTS:
Abutec Industries, Inc.	Oil & Gas Services	Promissory Note (12% Cash, 3% PIK, Due 12/28/17)	812,413	812,413	812,413
		Promissory Note (10% Cash, Due 12/28/17)	200,000	200,000	200,000
		Membership Units (3.099%)		247,919	214,065

			1,006,017	1,260,332	1,226,478	2.2%

Chef’N Corporation	Culinary Products	Promissory Note (15% Cash, 3% optional PIK, Due 5/16/18)	1,575,000	1,575,000	1,575,000
		Series A Preferred Stock (250,000 shares)		250,000	911,237

			1,575,000	1,825,000	2,486,237	4.5%

City Gear, LLC	Footwear Retail	Promissory Note (13% Cash, Due 9/28/16)	423,077	423,077	423,077
		Preferred Membership Interest (0.99% interest)		126,923	138,346
		Preferred Membership Interest Warrant		—	155,107

			423,077	550,000	716,530	1.3%

Corporate Visions, Inc.	Sales & Marketing Services	Promissory Note (14% Cash, 2% PIK, Due 3/25/18)	2,765,001	2,765,001	2,765,001
		Common Stock (554,116 shares)		643,948	2,020,985
		Common Stock Warrant (100.814 shares)		—	407,487

			2,765,001	3,408,949	5,193,473	9.5%

See accompanying notes.

CAPITALSOUTH PARTNERS FUND II LIMITED PARTNERSHIP

Unaudited Schedule of Investments

June 30, 2013

	Industry	Type of Investment	Principal Amount	Cost	Fair Value	Percent of Partners’ Capital
Fresh Foods Concepts, Inc.	Salsa Manufacturer	Promissory Note (13% Cash, 4% PIK, Due 11/30/15)	$809,985	$809,985	$—
		Class A Common Units (375 units)		375,000	—
		Class C Common Unit Warrants (41.35 units)		10,691	—

			809,985	1,195,676	—	0.0%

GA Communications, Inc.	Advertising & Marketing Services	Series A Preferred Stock (499.5 shares)		499,500	559,088
		Series B-1 Common Stock (50,000 shares)		500	656,022

				500,000	1,215,110	2.2%

Impresa Aerospace Holdings, LLC	Aerospace Parts Manufacturer	Promissory Note (12% Cash, 3% PIK, Due 4/28/16)	3,075,148	3,075,146	2,007,250
		Class A Membership Units (225,000 units)		225,000	—
		Class C Membership Units (75,503 units)		155,018	—

			3,075,148	3,455,164	2,007,250	3.7%

J&J Produce Holdings, Inc.	Produce Distribution	Promissory Note (13% Cash, Due 7/16/18)	744,900	744,900	744,900
		Common Stock (1,176 shares)		117,600	160,352
		Common Stock Warrants (648 shares)		—	88,137

			744,900	862,500	993,389	1.8%

LJS Partners, LLC	QSR Franchisor	Units of Participation (375,000 units)		375,000	3,663,579

				375,000	3,663,579	6.7%

MJC Holdings, LLC	Specialty Clothing	Promissory Note (12% Cash 2% PIK, Due 1/16/18)	1,125,000	1,125,000	1,125,000
		Series A Preferred Units (300,000 units)		300,000	517,427

			1,125,000	1,425,000	1,642,427	3.0%

MMI Holdings, LLC	Medical Devise Distributor	Promissory Note (6% Cash, Due 8/15/15)	200,000	200,000	200,000
		Preferred Units (500 Units)		500,000	585,990

			200,000	700,000	785,990	1.4%

Source Capital Penray, LLC	Automotive Chemicals & Lubricants	Promissory Note (13% Cash, Due 2/17/17)	625,000	625,000	611,680
		Membership Unit Warrants (3.4%)		187,500	131,777
		Common Stock Warrant (18.82 shares SC Penray, LLC)		—	72,867

			625,000	812,500	816,324	1.5%

See accompanying notes.

CAPITALSOUTH PARTNERS FUND II LIMITED PARTNERSHIP

Unaudited Schedule of Investments

June 30, 2013

	Industry	Type of Investment	Principal Amount	Cost	Fair Value	Percent of Partners’ Capital
Source Capital SSCR, LLC	Suntan Lotion Manufacturer	Promissory Note (12% Cash, Due 7/6/17)	$3,680,168	$3,680,168	$3,680,168
		Preferred Membership Units (3.61%)		422,007	401,538
		Common Stock Warrant (0.2423% Source Capital SSCR, LLC)		—	26,944

			3,680,168	4,102,175	4,108,650	7.5%

Source Recycling, LLC	Metal Recycler	Promissory Note (13% Cash, Due 9/2/16)	1,250,000	1,250,000	757,724
		Membership Units (34,328.25 units)		397,459	—

			1,250,000	1,647,459	757,724	1.4%

Sparus Holdings	Energy Services	Promissory Note (12% Cash, Due 3/18/14)	3,675,000	3,675,000	3,528,000
		Series B Preferred Stock (2,851.77 shares)		500,000	714,500
		Common Stock Warrant (1,745.27 shares)		—	35,500

			3,675,000	4,175,000	4,278,000	7.8%

STX Healthcare Management Services, Inc.	Dentistry Services	Promissory Note (14% Cash, Due 7/31/15) Common Stock (600,000	3,312,500	3,312,500	3,261,500
		shares)		600,000	438,000
		Common Stock Warrant (422,892 shares)		108,889	326,000

			3,312,500	4,021,389	4,025,500	7.3%

Take 5 Oil Change, L.L.C.	Quick Lube Services	Promissory Note (10% Cash, Due 11/28/16)	$3,000,000	$3,000,000	$3,000,000
		Common Stock (2,673 shares)		267,300	375,008

			3,000,000	3,267,300	3,375,008	6.2%

V12 Holdings	Data Processing & Digital Marketing	Promissory Note (0% Cash, Due 12/31/14)	279,665	—	279,665
		Promissory Note (0% Cash, Due 12/31/14)	34,111	—	34,111
		Promissory Note (0% Cash, Due 12/31/14)	380,329	—	296,755
		Promissory Note (0% Cash, Due 12/31/14)	33,283	—	25,969
		Promissory Note (0% Cash, Due 12/31/14)	2,200,000	—	—
		Promissory Note (0% Cash, Due 12/31/14)	194,449	—	—
		Series A-1 Preferred Stock (11,025 shares)		—	—
		Series A-3 Preferred Stock (204,082 shares)		—	—
		Series A-5 Preferred Stock (8,409 shares)		—	—
		Common Stock Warrant (880,541 shares)		—	—

			3,121,837	—	636,500	1.2%

See accompanying notes.

CAPITALSOUTH PARTNERS FUND II LIMITED PARTNERSHIP

Unaudited Schedule of Investments

June 30, 2013

	Industry	Type of Investment	Principal Amount	Cost	Fair Value	Percent of Partners’ Capital
Total Affiliated Investments			$27,115,516	$33,583,444	$37,928,169	69.2%

CONTROL INVESTMENTS:
Best In Class	Corporate Fulfillment	Promissory Note (12.5% Cash, Due 9/15/13)	727,500	727,500	727,500
		Class A Units (88.635 units)		272,500	375,829
		Class B Units (45.455 units)		—	52,990

			727,500	1,000,000	1,156,319	2.1%

CableOrganizer Acquisition, LLC	Computer Supply Retail	Promissory Note (12% Cash, 4% PIK, Due 5/24/18)	967,822	967,822	967,822
		Common Units (168,750 Units)		168,750	168,750

			967,822	1,136,572	1,136,572	2.1%

KBP Investments, LLC	QSR Franchisee	Class A Preferred Stock (1,985 shares)		1,984,615	1,984,615
		Class A Common Stock (91,299 shares)		—	4,956,623

				1,984,615	6,941,238	12.7%

Market E, Inc.	Online Travel Sales & Marketing	Promissory Note (10% Cash, 9% PIK, Due 12/31/13)	1,192,993	1,195,993	1,195,993
		Class A Preferred Stock (240 shares)		240,000	—
		Class B Preferred Stock (964 shares)		964,719	—
		Class A Common Stock (240 shares)		—	—

			1,192,993	2,400,712	1,195,993	2.2%

Micro Precision, LLC	Conglomerate	Promissory Note (10% Cash, Due 9/16/16)	465,517	465,517	465,517
		Promissory Note (14% Cash, 4% PIK, Due 9/16/16)	873,039	873,039	874,100
		Common Stock (11.64 shares)		407,328	457,750

			1,338,556	1,745,884	1,797,367	3.3%

On-Site Fuel Service, Inc.	Fuel Transportation Services	Promissory Note (14% Cash, 4% PIK, Due 12/19/16)	1,175,712	1,175,712	1,175,712
		Preferred Stock (8,133 shares)		811,300	747,941
		Common Stock (8,194 shares)		8,147	—
		Preferred Stock Series B (5,853 shares)		585,319	585,319

			1,163,904	2,580,478	2,508,972	4.6%

Print Direction, Inc.	Printing Services	Promissory Note (12% Cash, 6% PIK, Due 9/27/13)	2,627,155	2,627,155	2,627,155
		Promissory Note (12% Cash, 6% PIK, Due 9/27/13)	786,455	786,455	786,455
		Promissory Note (7.75% Cash Due 9/27/13)	454,049	454,049	454,049
		Common Stock (14,603 shares)		1,575,000	5,557,729

			3,867,659	5,442,659	9,425,388	17.2%

See accompanying notes.

CAPITALSOUTH PARTNERS FUND II LIMITED PARTNERSHIP

Unaudited Schedule of Investments

June 30, 2013

	Industry	Type of Investment	Principal Amount	Cost	Fair Value	Percent of Partners’ Capital
Tubular Textile Machinery, Inc.	Textile Equipment Manufacturer	Promissory Note (14% Cash, 3% PIK, Due 2/1/16)	$1,675,122	$1,675,122	$1,673,850
		Preferred Stock (250 shares)		250,000	288,500
		Common Stock (75,000 shares)		250	395,442

			1,675,122	1,925,372	2,357,792	4.3%

Vita Nonwovens	Textile Manufacturer	Promissory Note (14% Cash 4% PIK, Due 8/31/17)	1,137,725	1,137,725	1,137,725
		Class A Preferred Units (475,000 units)		475,000	475,000

			1,126,299	1,612,725	1,612,725	2.9%

Total Control Investments			11,013,969	19,829,017	28,132,366	51.3%

TOTAL INVESTMENTS			$59,423,211	$72,983,823	$95,500,998	174.2%

See accompanying notes.

CAPITALSOUTH PARTNERS FUND II LIMITED PARTNERSHIP

SCHEDULE OF INVESTMENTS

December 31, 2012

	Industry	Type of Investment	Principal Amount	Cost	Fair Value	Percent of Partners’ Capital
NON-CONTROL/NON-AFFILIATE INVESTMENTS
AAE Acquisition, LLC	Industrial Equipment Rental	Promissory Note (13% Cash, Due 5/6/15)	$7,244,054	$7,244,054	$7,250,000
		Membership Units (5,482 units)		12,500	1,750,500

			7,244,054	7,256,554	9,000,500	17.9%

American Exteriors, Inc.	Replacement Window Manufacturer	Promissory Note (14% Cash, Due 7/31/13)	1,141,201	841,207	1,284,177
		Jr. Convertible Note (10.0% Cash, Due 6/30/2015)	125,006	—	125,006
		Common Stock Warrant (3.75% fully diluted)		—	80,859

			1,266,207	841,207	1,490,042	3.0%

Boot Barn Holding Corporation	Western Wear Retail	Promissory Note (12.5% Cash, Due 12/12/16)	3,750,000	3,750,000	3,750,000
		Common Stock (600 shares)		600,000	1,232,000

			3,750,000	4,350,000	4,982,000	9.9%

Caregiver Services, Inc.	In-Home Healthcare Services	Common Stock (146,593 shares)		140,000	115,610
		Common Stock Warrant (327,954 shares)		—	258,640

				140,000	374,250	0.8%

Highwinds Capital, Inc.	Usenet Hosting Services	Common Stock (33,176 shares)		—	4,739,200
		Common Stock Warrants (543.6 shares)		—	77,640

				—	4,816,840	9.6%

Immersive Media Tactical Solutions, LLC	Specialty Defense Contractor	Promissory Note (13% Cash, Due 10/6/16)	325,000	325,000	116,750
		Common Stock Warrant (3.0% fully diluted)		—	—

			325,000	325,000	116,750	0.2%

Medical Depot, Inc.	Medical Device Manufacturer	Promissory Note (14% Cash, Due 10/11/16)	1,166,667	1,166,667	1,166,667
		Series C Convertible Preferred Stock (185 shares)		333,333	404,750

			1,166,667	1,500,000	1,571,417	3.1%

Naples Lumber & Supply Co	Building Supplies	Promissory Note (4% Cash, 4% PIK, Due 2/15/13)	984,375	394,000	971,500
		Warrant (3.625% ownership)		—	—

			984,375	394,000	971,500	1.9%

Precision Manufacturing, LLC	Industrial Boiler Manufacturer	Promissory Note (13% Cash, Due 2/10/17)	625,000	625,000	611,750
		Membership Units (17,500 units)		—	53,250

			625,000	625,000	665,000	1.3%

See accompanying notes.

CAPITALSOUTH PARTNERS FUND II LIMITED PARTNERSHIP

SCHEDULE OF INVESTMENTS

December 31, 2012

	Industry	Type of Investment	Principal Amount	Cost	Fair Value	Percent of Partners’ Capital
NON-CONTROL/NON-AFFILIATE INVESTMENTS
Southern Pump and Tank Company, LLC	Petroleum Equipment Supplier	Promissory Note (13% Cash, 6% PIK, Due 6/15/14)	$1,679,419	$1,679,419	$1,679,419
		Promissory Note (4% Cash, 6% PIK, Due 6/15/14)	877,293	643,155	877,293
		Promissory Note (13% Cash, 6% PIK, Due 6/15/14)	124,088	124,088	124,088
		Common Stock Warrant (8% stock)		—	—

			2,680,800	2,446,662	2,680,800	5.4%

Stoddard Hill Media Holdings, LLC	IT Hosting Services	Class D Preferred Units (33,040 shares)		75,000	92,875

				75,000	92,875	0.2%

Worklife America, Inc.	Professional Employer Organization	Promissory Note (12% Cash, Due 12/28/16)	3,248,798	3,248,798	3,248,798
		Common Warrant (0.74%)		—	416,964
		Preferred Warrant (0.74%)		—	70,307

			3,248,798	3,248,798	3,736,069	7.5%

Total Non-Control/Non-Affiliated Investments			21,290,901	21,202,221	30,498,043	60.8%

AFFILIATE INVESTMENTS
Abutec Industries, Inc.	Oil & Gas Services	Promissory Note (12% Cash, 3% PIK, Due 12/28/17)	800,000	800,000	800,000
		Promissory Note (10% Cash, Due 12/28/17)	200,000	200,000	200,000
		Membership Units (3.099%)		247,919	247,919

			1,000,000	1,247,919	1,247,919	2.5%

Chef’N Corporation	Culinary Products	Promissory Note (15% Cash, 3% optional PIK, Due 5/16/18)	1,575,000	1,575,000	1,575,000
		Series A Preferred Stock (250,000 shares)		250,000	617,239

			1,575,000	1,825,000	2,192,239	4.4%

City Gear, LLC	Footwear Retail	Promissory Note (13% Cash, Due 9/28/16)	423,077	423,077	423,077
		Preferred Membership Interest (0.99% ownership)		126,923	182,509
		Preferred Membership Interest Warrant		—	107,446

			423,077	550,000	713,032	1.4%

Corporate Visions, Inc.	Sales & Marketing Services	Common Stock (500,000 shares)		500,000	1,482,091
		Common Stock Warrant (100.814 shares)		—	269,835

				500,000	1,751,926	3.5%

See accompanying notes.

CAPITALSOUTH PARTNERS FUND II LIMITED PARTNERSHIP

SCHEDULE OF INVESTMENTS

December 31, 2012

	Industry	Type of Investment	Principal Amount	Cost	Fair Value	Percent of Partners’ Capital
AFFILIATE INVESTMENTS
Fresh Foods Concepts, Inc.	Salsa Manufacturer	Promissory Note (13% Cash, 4% PIK, Due 11/30/15)	$809,985	$809,985	$—
		Class A Common Units (375 units)		375,000	—
		Class C Common Unit Warrants (41.35 units)		10,691	—

			809,985	1,195,676	—	0.0%

GA Communications, Inc.	Advertising & Marketing Services	Promissory Note (12.5% Cash, Due 4/14/17)	3,250,000	3,250,000	3,250,000
		Series A Preferred Stock (499.5 shares)		499,500	548,500
		Series B-1 Common Stock (50,000 shares)		500	814,875

			3,250,000	3,750,000	4,613,375	9.2%

Impresa Aerospace Holdings, LLC	Aerospace Parts Manufacturer	Promissory Note (12% Cash, 3% PIK, Due 4/28/16)	2,175,148	2,175,148	1,305,089
		Class A Membership Units (225,000 units)		225,000	—
		Class C Membership Units (79,278 units)		79,278	—

			2,175,148	2,479,426	1,305,089	2.6%

J&J Produce Holdings, Inc.	Produce Distribution	Promissory Note (13% Cash, Due 7/16/18)	744,900	744,900	744,900
		Common Stock (1,176 shares)		117,600	145,659
		Common Stock Warrants (648 shares)		—	80,240

			744,900	862,500	970,799	1.9%

LJS Partners, LLC	QSR Franchisor	Units of Participation (375,000 units)		375,000	3,777,875

				375,000	3,777,875	7.5%

MJC Holdings, LLC	Specialty Clothing	Promissory Note (12% Cash 2% PIK, Due 1/16/18)	1,125,000	1,135,587	1,135,587
		Series A Preferred Units (300,000 units)		300,000	414,346

			1,125,000	1,435,587	1,549,933	3.1%

MMI Holdings, LLC	Medical Devise Distributor	Promissory Note (6% Cash, Due 8/15/15)	200,000	200,000	200,000
		Preferred Units (500 Units)		500,000	574,500

			200,000	700,000	774,500	1.5%

Source Capital Penray, LLC	Automotive Chemicals & Lubricants	Promissory Note (13% Cash, Due 2/17/17)	625,000	625,000	611,680
		Membership Unit Warrants (3.4%)		187,500	134,784
		Common Stock Warrant (18.82 shares SC Penray, LLC)		—	74,290

			625,000	812,500	820,754	1.6%

See accompanying notes.

CAPITALSOUTH PARTNERS FUND II LIMITED PARTNERSHIP

SCHEDULE OF INVESTMENTS

December 31, 2012

	Industry	Type of Investment	Principal Amount	Cost	Fair Value	Percent of Partners’ Capital
AFFILIATE INVESTMENTS
Source Capital SSCR, LLC	Suntan Lotion Manufacturer	Promissory Note (12% Cash, Due 7/6/17)	$2,944,134	$2,944,134	$2,944,134
		Preferred Membership Units (3.66%)		349,616	216,512
		Common Stock Warrant (0.25% Source Capital SSCR, LLC)		—	—

			2,944,134	3,293,750	3,160,646	6.3%

Source Recycling, LLC	Metal Recycler	Promissory Note (13% Cash, Due 9/2/16)	1,225,000	1,225,000	732,724
		Membership Units (34,328.25 units)		347,655	—

			1,225,000	1,572,655	732,724	1.5%

Sparus Holdings	Energy Services	Promissory Note (12% Cash, Due 3/18/14)	3,500,000	3,500,000	3,500,000
		Series B Preferred Stock (2,851.77 shares)		500,000	286,608
		Common Stock Warrant (1,745.27 shares)		—	—

			3,500,000	4,000,000	3,786,608	7.5%

STX Healthcare Management Services, Inc.	Dentistry Services	Promissory Note (14% Cash, Due 7/31/15)	3,296,581	3,296,581	3,312,500
		Common Stock (600,000 shares)		600,000	389,500
		Common Stock Warrant (422,892 shares)		108,889	290,000

			3,296,581	4,005,470	3,992,000	8.0%

Take 5 Oil Change, L.L.C.	Quick Lube Services	Promissory Note (10% Cash, Due 11/28/16)	3,000,000	3,000,000	3,000,000
		Common Stock (2,673 shares)		267,300	312,000

			3,000,000	3,267,300	3,312,000	6.6%

V12 Holdings	Data Processing & Digital Marketing	Promissory Note (0% Cash, Due 12/31/14)	279,665	—	279,665
		Promissory Note (0% Cash, Due 12/31/14)	34,111	—	34,111
		Promissory Note (0% Cash, Due 12/31/14)	380,329	—	296,755
		Promissory Note (0% Cash, Due 12/31/14)	33,283	—	25,969
		Promissory Note (0% Cash, Due 12/31/14)	2,200,000	—	—
		Promissory Note (0% Cash, Due 12/31/14)	194,449	—	—
		Series A-1 Preferred Stock (11,025 shares)		—	—
		Series A-3 Preferred Stock (204,082 shares)		—	—
		Series A-5 Preferred Stock (8,409 shares)		—	—
		Common Stock Warrant (880,541 shares)		—	—

			3,121,837	—	636,500	1.3%

Total Affiliated Investments			29,015,662	31,872,783	35,337,919	70.4%

See accompanying notes.

CAPITALSOUTH PARTNERS FUND II LIMITED PARTNERSHIP

SCHEDULE OF INVESTMENTS

December 31, 2012

	Industry	Type of Investment	Principal Amount	Cost	Fair Value	Percent of Partners’ Capital
CONTROL INVESTMENTS
Best In Class	Corporate Fulfillment	Promissory Note (12.5% Cash, Due 9/15/13)	$727,500	$727,500	$727,500
		Class A Units (88.635 units)		272,500	381,567
		Class B Units (45.455 units)		—	55,932

			727,500	1,000,000	1,164,999	2.3%

KBP Investments, LLC	QSR Franchisee	Class A Preferred Stock (1,985 shares, 10% cash dividend)		1,984,615	1,984,615
		Class A Common Stock (91,299 shares)		—	5,291,945

				1,984,615	7,276,560	14.5%

Market E, Inc.	Online Travel Sales & Marketing	Promissory Note (10% Cash, 9% PIK, Due 12/31/13)	921,240	1,178,111	1,178,111
		Class A Preferred Stock (240 shares)		240,000	—
		Class B Preferred Stock (964 shares)		964,719	243,200
		Class A Common Stock (240 shares)		—	—

			921,240	2,382,830	1,421,311	2.8%

Micro Precision, LLC	Conglomerate	Promissory Note (10% Cash, Due 9/16/16)	465,517	465,517	465,517
		Promissory Note (14% Cash, 4% PIK, Due 9/16/16)	856,746	856,746	856,746
		Common Stock (11.64 shares)		407,328	819,125

			1,322,263	1,729,591	2,141,388	4.3%

On-Site Fuel Service, Inc.	Fuel Transportation Services	Promissory Note (14% Cash, 4% PIK, Due 12/19/16)	1,152,343	1,152,343	1,152,343
		Preferred Stock (8,133 shares)		811,300	497,317
		Common Stock (8,194 shares)		8,147	—
		Preferred Stock Series B (5,853 shares)		585,319	586,685

			1,152,343	2,557,109	2,236,345	4.5%

Print Direction, Inc.	Printing Services	Promissory Note (12% Cash, 6% PIK, Due 9/27/13)	2,549,279	2,549,279	2,549,681
		Promissory Note (12% Cash, 6% PIK, Due 9/27/13)	763,142	763,142	763,142
		Promissory Note (7.75% Cash Due 9/27/13)	454,049	454,049	454,049
		Common Stock (14,603 shares)		1,575,000	4,417,875

			3,766,470	5,341,470	8,184,747	16.3%

See accompanying notes.

CAPITALSOUTH PARTNERS FUND II LIMITED PARTNERSHIP

SCHEDULE OF INVESTMENTS

December 31, 2012

	Industry	Type of Investment	Principal Amount	Cost	Fair Value	Percent of Partners’ Capital
CONTROL INVESTMENTS
Tubular Textile Machinery, Inc.	Textile Equipment Manufacturer	Promissory Note (14% Cash, 3% PIK, Due 2/1/16)	$1,650,076	$1,650,076	$1,650,076
		Preferred Stock (250 shares)		250,000	275,250
		Common Stock (75,000 shares)		250	182,750

			1,650,076	1,900,326	2,108,076	4.2%

Vita Nonwovens	Textile Manufacturer	Promissory Note (14% Cash 4% PIK, Due 8/31/17)	1,115,111	1,115,111	1,115,111
		Class A Preferred Units (475,000 units)		475,000	475,000

			1,115,111	1,590,111	1,590,111	3.2%

Total Control Investments			10,655,003	18,486,052	26,123,537	52.1%

Total Investments			60,961,566	71,561,056	91,959,499	183.3%

See accompanying notes.

CAPITALSOUTH PARTNERS FUND II LIMITED PARTNERSHIP

NOTES TO FINANCIAL STATEMENTS

NOTE A – ORGANIZATION AND NATURE OF BUSINESS

CapitalSouth Partners Fund II Limited Partnership (the “Fund”), a North Carolina limited partnership, is a closed-ended investment company licensed by the Small Business Administration (“SBA”) as a Small Business Investment Company (“SBIC”). The Fund was organized to make mezzanine investments, primarily in later-stage, middle-market companies located in the southeastern and middle-Atlantic regions of the United States. The Fund held its initial closing on October 16, 2002. The final closing was held on December 31, 2005.

CapitalSouth Partners F-II, LLC, a North Carolina limited liability company, is the General Partner (the “General Partner”). The Fund’s administrative and day-to-day operational services are provided by Phoenix Holdings-NC, Inc. (the “Management Company”).

During 2003, the Fund received approval to operate as an SBIC under the provisions of Section 301(c) of the Small Business Investment Act of 1958, as amended. As an SBIC, the Fund is subject to a variety of regulations concerning, among other things, the size and nature of the companies in which it may invest and the structure of those investments. The Fund’s managers believe that the Fund is in compliance with all SBA regulations.

The Fund’s limited partnership agreement was amended during 2008 to extend the term of the Fund, which will now end upon the expiration of the term of CapitalSouth Partners Fund III, L.P., in 2023. The General Partner may, with the approval of a majority of the limited partners, extend the term of the Fund as reasonably necessary to facilitate an orderly liquidation of the Fund’s assets.

In May 2013, management filed with the SEC an N-2 registration statement in connection with the proposed initial public offering of Capitala Finance Corp., a business development company, which will acquire the Fund prior to completion of such offering. Late in 2012, the Fund received the required consents from the limited partners to pursue this transaction.

NOTE B – SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying unaudited condensed interim financial statements of the Fund have been prepared in conformity with accounting principles generally accepted in the United States of America for interim financial statements. Accordingly, they do not include all of the information and footnotes required by Generally Accepted Accounting Principles (“GAAP”) for complete financial statements. Because the accompanying condensed financial statements do not include all of the information and footnotes required by GAAP, they should be read in conjunction with the audited financial statements and accompanying footnotes included with the Fund’s 2012 audited financial statements included in this Registration Statement. Operating results for the three and six months ended June 30, 2013, do not necessarily indicate the results that may be expected for the year or other interim periods.

In the opinion of management, the accompanying condensed financial statements contain all the adjustments, all of which are normal recurring adjustments, necessary to present fairly the financial position of the Fund as of June 30, 2013 and December 31, 2012, and the results of its operations and cash flows for the three and six months ended June 30, 2013 and 2012. The accounting policies followed are set forth in Note B to the financial statements of the Fund included with the Fund’s 2012 audited financial statements included in this Registration Statement.

CAPITALSOUTH PARTNERS FUND II LIMITED PARTNERSHIP

NOTES TO FINANCIAL STATEMENTS

NOTE B – SIGNIFICANT ACCOUNTING POLICIES (Continued)

Use of Estimates

The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Cash and Cash Equivalents

The Fund considers cash equivalents to be highly liquid investments with original maturities of three months or less at the date of purchase. Cash and cash equivalents include deposits in money market accounts. The Fund deposits its cash in financial institutions and, at times, such balances may be in excess of the Federal Deposit Insurance Corporation (“FDIC”) insurance limits.

Interest and Dividends Receivable

Interest and dividends receivable represent obligations due from portfolio companies upon presentation. Loans, debt securities, and preferred stock dividends are placed on non-accrual status when collection of interest is considered doubtful. At that time, the full amount of any interest and dividends receivable is either reversed or fully reserved.

Deferred Financing Fees

Costs incurred to issue the debentures guaranteed by the SBA are capitalized and are amortized over the term of the debt agreements under the straight-line method, which does not differ materially from the effective interest method.

Revenue Recognition

Interest income is recorded on the accrual basis to the extent that such amounts are expected to be collected. Generally, when interest and/or principal payments on a loan become past due, or if the Fund otherwise does not expect the borrower to be able to service its debt and other obligations, the Fund will place the loan on non-accrual status, and will generally cease recognizing interest income on that loan for financial reporting purposes, until all principal and interest has been brought current through payment or due to a restructuring such that the interest income is deemed to be collectible. The fund writes off any previously accrued and uncollected interest when it is determined that interest is no longer considered collectible. Dividend income is recognized on the date dividends are declared. Origination, amendment, closing and/or commitment fees associated with investments in portfolio companies are recognized as income when the investment transaction closes. Prepayment penalties received by the Fund for debt instruments repaid prior to maturity date are recorded as income upon receipt.

The Fund holds debt investments in its portfolio that contain a payment-in-kind (“PIK”) interest provision. The PIK interest, which represents contractually deferred interest added to the investment balance that is generally due at maturity, is recorded on the accrual basis to the extent that such amounts are expected to be collected. PIK interest is not accrued if the Fund does not expect the issuer to be able to pay all principal and interest when due.

Realized and Unrealized Gains or Losses on Investments

Realized gains or losses recorded upon disposition or impairment of investments are calculated on the difference between the net proceeds from disposition and the amortized cost basis of investment, without regard to

CAPITALSOUTH PARTNERS FUND II LIMITED PARTNERSHIP

NOTES TO FINANCIAL STATEMENTS

NOTE B – SIGNIFICANT ACCOUNTING POLICIES (Continued)

Realized and Unrealized Gains or Losses on Investments (Continued)

unrealized gains or losses previously recognized. The Fund reports changes in fair value of investments as a component of the net change in unrealized appreciation (depreciation) on investments in the accompanying statement of operations.

Investment Classification

In accordance with the provisions of the Investment Company Act of 1940 (the “Act”), the Fund classifies investment by level of control. As defined in the 1940 Act, “Control Investments” are investments in those companies that the Fund is deemed to “Control.” “Affiliate Investments” are investments in those companies that are “Affiliated Companies” of the Fund, as defined in the 1940 Act, other than Control Investments. “Non-Control/Non-Affiliate Investments” are those investments that are neither control Investments nor affiliate Investments. Generally under the 1940 Act, the Fund is deemed to control a company in which it has invested if the Fund owns more than 25% of the voting securities of such company and/or has greater than 50% representation on its board or has the power to exercise control over management or policies of such portfolio company. The Fund is deemed to be an affiliate of a company in which the Fund has invested if it owns between 5% and 25% of the voting securities of such company.

Income Taxes

Earnings of the Fund are taxed directly to the partners; accordingly, the accompanying financial statements do not reflect a provision or liability for federal and state income taxes. The Fund has determined that it does not have any material unrecognized tax benefits or obligations as of June 30, 2013. Fiscal years ending on or after December 31, 2010 remain subject to examination by federal and state tax authorities.

Valuation of Investments

The Fund has established and documented processes and methodologies for determining the fair values of portfolio investments on a recurring basis in accordance with ASC Topic 820—Fair Value Measurements and Disclosures (“ASC Topic 820”). Fair value is the price that would be received in the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Where available, fair value is based on observable market prices or parameters, or derived from such prices or parameters. Where observable prices or inputs are not available or reliable, valuation techniques are applied.

NOTE C – PORTFOLIO COMPANY INVESTMENTS

The Fund’s portfolio investments principally consist of secured and unsecured debt, equity warrants and direct equity investment in privately held companies. The debt investments may or may not be secured by either first or second liens on the assets of the portfolio company. The debt investment generally bears interest at a fixed rate, and generally matures between five and seven years from the original investment. In connection with a debt investment, the Fund may also receive equity warrants and/or makes direct equity investments. The Fund’s warrants or equity investment may be in a holding company related to the portfolio company.

As of June 30, 2013, the Fund had debt and equity investments in 40 portfolio companies with an aggregate fair value of $95,500,998 and a weighted average effective yield on its debt investments of 14.1%. At June 30, 2013 the Fund held equity or warrants in 97% of its portfolio companies. As of December 31, 2012, the Fund had debt and equity investments in 38 portfolio companies with an aggregate fair value of $91,959,499 and a weighted average effective yield on its debt investments of 14.0%. At December 31, 2012 the Fund held equity or warrants

CAPITALSOUTH PARTNERS FUND II LIMITED PARTNERSHIP

NOTES TO FINANCIAL STATEMENTS

NOTE C – PORTFOLIO COMPANY INVESTMENTS (Continued)

in 100% of its portfolio companies. The weighted average yields were computed using the effective interest rates for all debt investments at cost as of June 30, 2013 and December 31, 2012 including accretion of original issue discount and any accumulated PIK interest.

Purchases of debt and equity investments for the periods ended June 30, 2013 and 2012 totaled $8,186,011 and $5,740,868, respectively.

Investments by type with corresponding percentage of total portfolio investments consisted of the following:

	AT COST
	June 30, 2013	Percent	December 31, 2012	Percent
Senior Secured	$15,958,153	21.8%	$12,202,767	17.0%
Subordinated Debt	41,811,655	57.3%	44,658,682	62.4%
Equity	15,081,935	20.7%	14,567,527	20.4%
Warrants *	132,080	0.2%	132,080	0.2%

	$72,983,823	100.0%	$71,561,056	100.0%

	AT FAIR VALUE
	June 30, 2013	Percent	December 31, 2012	Percent
Senior Secured	$16,290,541	17.1%	$12,437,488	13.5%
Subordinated Debt	40,760,297	42.7%	44,051,427	47.9%
Equity	24,534,623	25.7%	21,962,719	23.9%
Warrants *	13,915,537	14.6%	13,507,865	14.7%

	$95,500,998	100.0%	$91,959,499	100.0%

The following table provides a reconciliation of the beginning and ending balances for investments that use Level 3 inputs for the period ended June 30, 2013:

	Senior Secured and Subordinated Debt	Equity Securities	Warrants*	Total
Balance January 1, 2013	$56,488,915	$21,962,719	$13,507,865	$91,959,499
Purchases	7,675,378	510,633	—	8,186,011
Proceeds received	(7,091,949)	—	(364,686)	(7,091,949)
PIK interest	311,556	—	—	311,556
Accretion of OID	17,149	—	—	17,149
Net change from unrealized to realized gains	—	—	364,686	—
Unrealized gains (losses)	(350,211)	2,061,271	407,672	2,118,732

Balance June 30, 2013	$57,050,838	$24,534,623	$13,915,537	$95,500,998

CAPITALSOUTH PARTNERS FUND II LIMITED PARTNERSHIP

NOTES TO FINANCIAL STATEMENTS

NOTE C – PORTFOLIO COMPANY INVESTMENTS (Continued)

The following table provides a reconciliation of the beginning and ending balances for investments that use Level 3 inputs for the period ended June 30, 2012:

	Senior Secured and Subordinated Debt	Equity Securities	Warrants*	Total
Balance January 1, 2012	$53,468,418	$12,522,261	$9,349,588	$75,340,267
Purchases	4,812,211	927,042	—	5,739,253
Proceeds received	(1,883,447)	(178,200)	(141,679)	(2,203,326)
PIK interest	347,023	—	—	347,023
Accretion of OID	18,060	—	—	18,060
Other	1,615	—	—	1,615
Net change from unrealized to realized gains	—	—	141,679	141,679
Unrealized gains	664,874	1,876,577	2,109,379	4,650,830

Balance June 30, 2012	$57,428,754	$15,147,680	$11,458,967	$84,035,401

*	In addition to unexercised warrant securities, this classification includes all equity securities that have been obtained through the exercise of warrants.

All investments made by the Fund as of June 30, 2013 and December 31, 2012 were made in portfolio companies located in the United States. The geographic composition is determined by the location of the corporate headquarters of the portfolio company, which may not be indicative of the primary source of the portfolio company’s business. The following tables show portfolio composition by geographic region at cost and fair value as a percentage of total investments.

	AT COST
	June 30, 2013	Percent	December 31, 2012	Percent
South	$50,591,605	69.3%	$49,861,584	69.7%
West	13,726,708	18.8%	13,574,139	19.0%
Midwest	3,821,971	5.3%	3,323,087	4.6%
Northeast	4,843,539	6.6%	4,802,246	6.7%

	$72,983,823	100.0%	$71,561,056	100.0%

	AT FAIR VALUE
	June 30, 2013	Percent	December 31, 2012	Percent
South	$72,750,929	76.2%	$70,106,301	76.2%
West	13,684,773	14.3%	13,142,607	14.3%
Midwest	4,271,288	4.5%	3,628,562	4.0%
Northeast	4,794,008	5.0%	5,082,029	5.5%

	$95,500,998	100.0%	$91,959,499	100.0%

CAPITALSOUTH PARTNERS FUND II LIMITED PARTNERSHIP

NOTES TO FINANCIAL STATEMENTS

NOTE C – PORTFOLIO COMPANY INVESTMENTS (Continued)

At June 30, 2013 and December 31, 2012, the Fund had one portfolio company investment that represented more than 10% of the total investment portfolio. This investment represented 10.0% of the cost of the total portfolio at June 30, 2013 and December 31, 2012 and 9.4% and 9.8% of the fair value as of June 30, 2013 and December 31, 2012, respectively.

During 2011, the Fund exited its equity positions in various portfolio companies. The Fund may receive additional proceeds from these sales, which are currently held in escrow. Release of these escrow funds is contingent upon certain indemnifications as stated in the stock redemption agreements. Therefore, the escrow balances, totaling approximately $355,064 at June 30, 2013 and $719,750 at December 31, 2012, have been fully reserved and no gain will be recognized on the escrowed funds until release.

NOTE D – VALUATION OF INVESTMENTS

Under ASC Topic 820, portfolio investments recorded at fair value in the financial statements are classified within the fair value hierarchy based upon the level of judgment associated with the inputs used to measure their value, as defined below:

•	Level 1 – Inputs are unadjusted, quoted prices in active market for identical assets or liabilities.

•

Level 2 – Inputs include quoted prices for similar assets in active markets or that are quoted prices for identical or similar assets in markets that are not active and inputs that are observable, either directly or indirectly, for substantially the full term, if applicable, of the investment.

•	Level 3 – Inputs include those that are both unobservable and significant to the overall fair value measurement.

An investment’s classification within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement. The Fund’s investment portfolio is comprised of debt and equity securities of privately held companies for which quoted prices falling within the categories of Level 1 and Level 2 inputs are not available. Therefore, the Fund determines the fair value of its investments in good faith using Level 3 inputs, pursuant to a valuation policy and process that is established by the management of the Fund with assistance of certain third-party advisors and subsequently approved by the Fund’s General Partner. There is no single standard for determining fair value in good faith, as fair value depends upon the specific circumstances of each individual investment. The recorded fair values of the Fund investment may differ significantly from fair values that would have been used, had an active market for the securities existed. In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the valuations currently assigned.

CAPITALSOUTH PARTNERS FUND II LIMITED PARTNERSHIP

NOTES TO FINANCIAL STATEMENTS

NOTE D – VALUATION OF INVESTMENTS (Continued)

The ranges and weighted average values of the significant Level 3 inputs used in the valuation of the Fund’s debt and equity securities at June 30, 2013 are summarized as follows:

	Fair Value	Valuation Model	Level 3 Input	Range of Inputs	Weighted Average
Subordinated debt and 2nd lien notes	$37,358,823	Income Approach	Required Rate of Return Leverage Ratio Adjusted EBITDA	6.0%-20.0% 1.4x-7.6x $1.2 million-$22.4 million	14.8% 3.6x $6.8 million
Subordinated debt and 2nd lien notes	$3,401,474	Enterprise Value Waterfall Approach	Adjusted EBITDA Multiple Adjusted EBITDA	5.0x-11.0x $1.9 million-$2.5 million	6.7x $2.1 million
Senior debt and 1st lien notes	$16,290,541	Income Approach	Required Rate of Return Leverage Ratio Adjusted EBITDA	10.0%-17.0% 2.0x-5.0x $0.4 million-$16.2 million	12.3% 2.9x $8.0 million
Equity shares and warrants	$38,450,160	Enterprise Value Waterfall Approach	Adjusted EBITDA Multiple Adjusted EBITDA	4.0x-9.5x $1.7 million-$35.6 million	6.6x $14.6 million

The ranges and weighted average values of the significant Level 3 inputs used in the valuation of the Fund’s debt and equity securities at December 31, 2012 are summarized as follows:

	Fair Value	Valuation Model	Level 3 Input	Range of Inputs	Weighted Average
Subordinated debt and second lien notes	$41,377,117	Income Approach	Required Rate of Return Leverage Ratio Adjusted EBITDA	6.0%-20.0% 1.7x-10.2x $0.3 million-$31.7 million	14.7% 3.6x $9.0 million
Subordinated debt and second lien notes	$2,674,313	Enterprise Value Waterfall Approach	Adjusted EBITDA Multiple Adjusted EBITDA	4.5x-11.0x $0.6 million-$3.8 million	7.1x $2.5 million
Senior debt and 1st lien notes	$12,437,487	Income Approach	Required Rate of Return Leverage Ratio Adjusted EBITDA	9.0%-22.5% 2.2x-18.3x $0.1 million-$13.4 million	12.3% 3.6x $6.3 million
Equity shares and warrants	$35,470,582	Enterprise Value Waterfall Approach	Adjusted EBITDA Multiple Adjusted EBITDA	4.0x-11.0x $0.3 million-$34.3 million	6.9x $15.0 million

CAPITALSOUTH PARTNERS FUND II LIMITED PARTNERSHIP

NOTES TO FINANCIAL STATEMENTS

NOTE E – DEBT

SBA-Guaranteed Debentures

The Fund uses the proceeds of debentures guaranteed by the SBA to fund a portion of its investment purchases. The SBA has made commitments to guarantee $52,200,000 in the form of debenture securities to the Fund. There were no unused commitments as of June 30, 2013.

As of June 30, 2013 and December 31, 2012, Fund’s issued and outstanding SBA-guaranteed debentures mature as follows:

Date of Pooling	Fixed Maturity Date	Interest Rate	June 30, 2013	December 31, 2012
September 1, 2004	September 1, 2014	4.120%	$2,000,000	$2,000,000
September 1, 2004	September 1, 2014	4.684%	8,000,000	8,000,000
September 1, 2005	September 1, 2015	4.941%	8,000,000	8,000,000
September 1, 2005	September 1, 2015	5.524%	2,000,000	2,000,000
September 1, 2006	September 1, 2016	5.535%	11,500,000	11,500,000
March 1, 2009	March 1, 2019	4.620%	5,000,000	5,000,000
March 1, 2011	March 1, 2021	4.084%	15,700,000	15,700,000

			$52,200,000	$52,200,000

In addition to the stated interest rate, the SBA charges an annual administrative fee depending on the year in which the SBA issued its commitment. The annual administrative fee consisted of the following: 0.855% on $10,000,000 of the pooled debentures at June 30, 2013 and December 31, 2012; 0.871% on $10,000,000 of the pooled debentures at June 30, 2013 and December 31, 2012; 0.941% on $16,500,000 of pooled debentures at June 30, 2013 and December 31, 2012; and 0.515% on $15,700,000 of pooled debentures at June 30, 2013 and December 31, 2012.

The Fund is required to comply with SBA rules and regulations applicable to licensees at all times while this debt is outstanding. These debentures are subject to the terms and conditions set forth in the SBA regulations, with which management believes the Fund is in compliance at June 30, 2013.

As of June 30, 2013 and December 31, 2012, if the Fund had adopted the fair value option under ASC Topic 825—Financial Instruments for all of its SBA-guaranteed debentures, the Fund estimates the fair value of its SBA-guaranteed debentures would be approximately $53,600,000, or $1,400,000 more than the $52,200,000 face value of the SBA-guaranteed debentures. These estimates are based on the Fund’s borrowing rate as of June 30, 2013 and December 31, 2012, which are considered Level 3 inputs.

NOTE F – DISTRIBUTIONS

The Fund will distribute (a) dividends, interest and other ordinary investment income (including income from the Fund’s investments in short-term instruments and deposits); and (b) proceeds received by the Fund upon maturity or disposition of the Fund’s investments in portfolio companies (collectively, “net proceeds”) at least annually, provided that, as an SBIC, the Fund generally will not be permitted to distribute any portion of net proceeds representing capital contributions to the Fund prior to the Fund’s dissolution, unless consented to by the SBA and there remains no SBA guarantee outstanding. The Fund may use such capital that is not returned to the Fund’s partners to make additional investments in portfolio companies.

All distributions are subject to the Fund having available cash, and such distributions will be reduced by selling expenses and proceeds being retained by the General Partner to pay the expenses and liabilities of the Fund (including management fees and write-downs of portfolio company investments as determined under the Small

CAPITALSOUTH PARTNERS FUND II LIMITED PARTNERSHIP

NOTES TO FINANCIAL STATEMENTS

NOTE F – DISTRIBUTIONS (Continued)

Business Investment Act of 1958, as amended, and the rules, regulations and policies issued or announced thereunder). Additionally, the Fund will not make any distributions that would cause the amount of capital contributions from the Fund’s investors to be less than that permitted by the SBA to support the amount of SBA-guaranteed debentures outstanding at any time.

Distributions of net proceeds and distributions representing a return of the partners’ capital contributions will be made in the following priority:

i.	100% to the Fund’s partners pro rata, according to their respective contributions to the Fund, until such partners have received, on a cumulative basis, distributions equal to the Fund’s cost basis in the portfolio company investment being disposed of, plus the Fund’s cost basis in previously disposed investments, plus the amount of any write-downs of portfolio company investments, and plus the expenses of the Fund allocable to such investments;

ii.	100% to the Fund’s partners until they have received their preferred return of 8% per annum, calculated on a simple basis, on the capital contributions that have been made to the Fund (less the amount of any distributions representing a return of such contributions to the Fund’s partners);

iii.	100% to the Fund’s General Partner until it has received an amount (without regard to its distributions in respect of its capital commitment) equal to 20% of the total amount distributed to it, and to all of the Fund’s partners under (i) above, in respect of expense of the Fund, under (ii) above, this paragraph, and (iv) below, respectively; and

iv.	Thereafter, 80% to the Fund’s partners and 20% to the Fund’s General Partner provided, however, that the requirement in (i) above, as to the return in distribution to the Fund’s partners of its cost basis in portfolio company investments upon their disposition, shall apply only to the extent capital is permitted by the SBA to be returned to the Fund’s partners.

NOTE G – MANAGEMENT FEE

The Management Company is responsible for most of the routine operating expenses of the Fund and is entitled to a quarterly management fee. The management fee for each fiscal quarter is the lesser of (a) an amount equal to an annual rate of 0.625% of the sum of (i) the Fund’s regulatory capital and (ii) the amount of an assumed two tiers of outstanding leverage based on such regulatory capital, or (b) an amount negotiated between the General Partner and the Management Company. The management fee can be reduced by certain fees ultimately received by the Management Company from the portfolio companies. Payments of the management fee are made quarterly in advance. Certain direct expenses such as legal, audit, tax, and limited partner expense will be the responsibility of the Fund. The management fees for the periods ended June 30, 2013 and 2012 were $658,905 and $722,851, respectively.

NOTE H – CONCENTRATION OF CREDIT RISK

The Fund’s portfolio investment companies are located throughout the United States. As a result, any adverse impact on the economy of these regions could adversely impact the Fund’s results of operations and financial position. The Fund has cash balances on deposit with local and regional banks in excess of the FDIC limit at June 30, 2013 and December 31, 2012.

Management of the Fund seeks investment opportunities that offer the possibility of attaining substantial capital appreciation. Certain events particular to each industry in which the Fund’s investments conduct operations, as

CAPITALSOUTH PARTNERS FUND II LIMITED PARTNERSHIP

NOTES TO FINANCIAL STATEMENTS

NOTE H – CONCENTRATION OF CREDIT RISK (Continued)

well as general economic conditions, may have a significant negative impact on the investees’ operations and profitability. Such events are beyond the Fund’s control, and the likelihood that they may occur and the effect on the Fund cannot be predicted.

NOTE I – COMMITMENTS AND CONTINGENCIES

The Fund may be subject to lawsuits, tax examinations or other claims arising out of the normal course of business. While the ultimate result of any unasserted claim cannot be determined, the General Partner does not expect that the disposition of any such matters would have a material adverse effect on the financial position or results of operations of the Fund.

In the normal course of business, the Fund is party to financial instruments with off-balance sheet risk, consisting primarily of unused commitments to extend credit, in the form of loans, to the Fund’s portfolio companies. The balance of unused commitments to extend credit as of June 30, 2013 was $800,000. Since these commitments may expire without being drawn upon, the total commitment amount does not necessarily represent future cash requirements.

NOTE J – RELATED-PARTY TRANSACTIONS

At June 30, 2013 and December 31, 2012, the Fund had the following receivables from (payables to) related parties relating to certain capital contributions, management fees, and reimbursable expenses:

	June 30, 2013	December 31, 2012
CapitalSouth Corporation	$101,300	$101,300
Management Company.	75,883	(119,746)
CapitalSouth Partners SBIC Fund III, Limited
Partnership	2,218,591	(14,458)
Limited Partners	178,143	138,143

	$2,573,917	$105,239

These amounts are reflected in the accompanying statements of financial position under the captions, “Due from related parties” and “Due to related parties.”

At times, the Fund maintains deposit accounts and certificates of deposit with financial institutions that are limited partners of the Fund. Total deposits with these financial institutions were approximately $8,570,000 and $1,520,000 at June 30, 2013 and December 31, 2012, respectively.

NOTE K – FINANCIAL HIGHLIGHTS

	Six Months Ended
Ratio to average net assets: (1)(2)	June 30, 2013	June 30, 2012
Total Expenses	8.66%	12.08%
Net Investment Income	8.24%	8.25%
Total Return (3)	17.70%	33.39%

CAPITALSOUTH PARTNERS FUND II LIMITED PARTNERSHIP

NOTES TO FINANCIAL STATEMENTS

NOTE K – FINANCIAL HIGHLIGHTS (Continued)

(1)	The ratios represent the amounts for the Fund II Limited Partners only.
(2)	Average net assets are based on the beginning and ending amounts of the six month period then ending; all ratios for six month period then ending have been annualized.
(3)	Total return based upon the net increase (decrease) in net assets resulting from operations during the period divided by average net assets. A limited partner’s return may vary from these returns based on participation in different expense arrangements (as applicable).

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Partners

CapitalSouth Partners SBIC Fund III, L. P.

(A Delaware Limited Partnership)

Charlotte, North Carolina

We have audited the accompanying statements of financial position of CapitalSouth Partners SBIC Fund III, L.P. (the “Fund”), including the schedules of investments, as of December 31, 2012 and 2011, and the related statements of operations, changes in partners’ capital, and cash flows for each of the two years in the period ended December 31, 2012. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Fund was not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2012 and 2011, and the results of its operations and its cash flows for each of the two years in the period ended December 31, 2012, in conformity with U.S. generally accepted accounting principles.

/s/ DIXON HUGHES GOODMAN LLP

High Point, North Carolina

June 18, 2013

CAPITALSOUTH PARTNERS SBIC FUND III, L.P.

STATEMENTS OF FINANCIAL POSITION

December 31, 2012 and 2011

	2012	2011
ASSETS
Portfolio investments at fair value:
Non-control/non-affiliate investments	$47,985,499	$40,550,808
Affiliate investments	100,971,193	62,451,500
Control investments	41,288,316	33,707,330

TOTAL INVESTMENTS AT FAIR VALUE	190,245,008	136,709,638
Cash and cash equivalents	20,504,282	14,787,856
Interest receivable	1,334,419	853,007
Due from related parties	1,235,987	1,742,322
Deferred financing fees, net of accumulated amortization of $799,087 in 2012 and $360,107 in 2011	3,732,163	3,322,393

TOTAL ASSETS	$217,051,859	$157,415,216

LIABILITIES AND PARTNERS’ CAPITAL
Accounts payable and accrued expenses	$1,562,239	$1,104,535
SBA-guaranteed debentures payable	125,000,000	90,000,000

TOTAL LIABILITIES	126,562,239	91,104,535

Partners’ capital:
General partner	—	—
Limited partner	50,248,290	50,248,290
Accumulated net realized earnings	4,944,570	5,171,031
Net unrealized appreciation on investments	35,296,760	10,891,360

TOTAL PARTNERS’ CAPITAL	90,489,620	66,310,681

TOTAL LIABILITIES AND PARTNERS’ CAPITAL	$217,051,859	$157,415,216

See accompanying notes.

CAPITALSOUTH PARTNERS SBIC FUND III, L.P.

STATEMENTS OF OPERATIONS

For the Years Ended December 31, 2012 and 2011

	2012	2011
INVESTMENT INCOME
Loan interest, fee and dividend income:
Non-control/non-affiliate investments	$4,283,171	$4,043,851
Affiliate investments	8,895,933	3,696,049
Control investments	2,411,849	1,606,371

TOTAL LOAN INTEREST, FEE AND DIVIDEND INCOME	15,590,953	9,346,271

Payment-in-kind interest income:
Non-control/non-affiliate investments	2,072	391,277
Affiliate investments	390,365	366,403
Control investments	383,690	150,956

TOTAL PAYMENT-IN-KIND INTEREST INCOME	776,127	908,636

Interest income from cash and cash equivalent investments	92,261	131,433

Income from pass-through entities
Non-control/non-affiliate investments	228	—
Affiliate investments	—	39,201

	228	39,201

TOTAL INVESTMENT INCOME	16,459,569	10,425,541

EXPENSES
Interest expense	4,769,866	2,534,435
Management fees	2,428,221	1,595,952
Professional fees	—	414,283
Other expenses	72,173	69,728

TOTAL EXPENSES	7,270,260	4,614,398

NET INVESTMENT INCOME	9,189,309	5,811,143

Net realized and unrealized gains on investments:
Realized gain on investments
Non-control/non-affiliate investments	110,752	1,372,515
Affiliate investments	973,478	922,501

TOTAL NET REALIZED GAINS	1,084,230	2,295,016
NET CHANGE IN UNREALIZED APPRECIATION OF INVESTMENTS	24,405,400	7,481,414

TOTAL NET GAIN ON INVESTMENTS	25,489,630	9,776,430

NET INCOME	$34,678,939	$15,587,573

See accompanying notes.

CAPITALSOUTH PARTNERS SBIC FUND III, L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL

For the Years Ended December 31, 2012 and 2011

	General Partner	Limited Partners	Accumulated Net Realized Earnings	Net Unrealized Appreciation on Investments	Total
BALANCE, December 31, 2010	$—	$30,000,000	$1,264,872	$3,409,946	$34,674,818
Partner’s capital contribution	—	20,248,290	—	—	20,248,290
Distributions to partners	—	—	(4,200,000)	—	(4,200,000)
Net investment income	—	—	5,811,143	—	5,811,143
Net realized gain on portfolio investments	—	—	2,295,016	—	2,295,016
Net change in unrealized gain on portfolio investments	—	—	—	7,481,414	7,481,414

BALANCE, December 31, 2011	—	50,248,290	5,171,031	10,891,360	66,310,681
Distributions to partners	—	—	(10,500,000)	—	(10,500,000)
Net investment income	—	—	9,189,309	—	9,189,309
Net realized gain on portfolio investments	—	—	1,084,230	—	1,084,230
Net change in unrealized gain on portfolio investments	—	—	—	24,405,400	24,405,400

BALANCE, December 31, 2012	$—	$50,248,290	$4,944,570	$35,296,760	$90,489,620

See accompanying notes.

CAPITALSOUTH PARTNERS SBIC FUND III, L.P.

STATEMENTS OF CASH FLOWS

For the Years Ended December 31, 2012 and 2011

	2012	2011
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$34,678,939	$15,587,573
Adjustments to reconcile net income to net cash used by operating activities:
Purchases of portfolio investments	(43,327,008)	(87,884,375)
Proceeds from sale of portfolio investments	1,618,830	4,787,073
Repayments of portfolio investments	14,443,412	20,199,579
Net realized gain on portfolio investments	(1,084,230)	(2,295,016)
Change in net unrealized gain on portfolio investments	(24,405,400)	(7,481,414)
Payment-in-kind interest accrued, net of payments received	(736,048)	(566,358)
Accretion of original issue discount on portfolio investments	(40,079)	(342,278)
Amortization of deferred financing fees	438,980	293,320
Changes in assets and liabilities:
Interest receivable	(481,412)	(494,437)
Due from related parties	258,045	(419,878)
Accounts payable and accrued expenses	452,857	537,307
Due to related parties	—	(711,083)

NET CASH USED BY OPERATING ACTIVITIES	(18,183,114)	(58,789,987)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from issuance of SBA-guaranteed debentures	35,000,000	57,000,000
Deferred financing fees paid	(848,750)	(2,132,250)
Partners’ capital contributions	248,290	20,000,000
Distributions paid	(10,500,000)	(4,200,000)

NET CASH PROVIDED BY FINANCING ACTIVITIES	23,899,540	70,667,750

NET INCREASE IN CASH AND CASH EQUIVALENTS	$5,716,426	$11,877,763
CASH AND CASH EQUIVALENTS, beginning of year	14,787,856	2,910,093

CASH AND CASH EQUIVALENTS, end of year	$20,504,282	$14,787,856

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid for interest	$3,684,514	$1,556,821

SUPPLEMENTAL SCHEDULE OF NONCASH INVESTING AND FINANCING ACTIVITIES
Conversion of portfolio investment—loan to portfolio investment—equity security	$1,755,957	$—

Receivable issued for partner’s capital contributions	$—	$248,290

See accompanying notes.

CAPITALSOUTH PARTNERS SBIC FUND III, L.P.

SCHEDULE OF INVESTMENTS

December 31, 2012

	Industry	Type of Investment	Principal Amount	Cost	Fair Value	Percent of Partners’ Capital
NON-CONTROL/NON-AFFILIATED INVESTMENTS
AAE Acquisition, LLC	Industrial Equipment Rental	Promissory Note (13% Cash, Due 5/6/15)	$7,244,054	$7,244,054	$7,250,000
		Membership Units (5,482 units)		12,500	1,750,500

			7,244,054	7,256,554	9,000,500	10.0%

American Exteriors, Inc.	Replacement Window Manufacturer	Promissory Note (14% Cash, Due 7/31/13)	3,423,602	2,523,570	3,852,532
		Common Stock Warrant (11.25 fully diluted)		—	242,577

			3,423,602	2,523,570	4,095,109	4.5%

Boot Barn Holding Corporation	Western Wear Retail	Promissory Note (12.5% Cash, Due 12/12/16)	11,250,000	11,250,000	11,250,000
		Common Stock (1,800 shares)		1,800,000	3,696,000

			11,250,000	13,050,000	14,946,000	16.5%

Highwinds Capital, Inc.	Usenet Hosting Services	Common Stock Warrants (543.6 shares)		—	1,397,558

				—	1,397,558	1.5%

Immersive Media Tactical Solutions, LLC	Specialty Defense Contractor	Promissory Note (13% Cash, Due 10/6/16)	975,000	975,000	350,250
		Membership Unit Warrant (1,041 units)		—	—

			975,000	975,000	350,250	0.4%

Medical Depot, Inc.	Medical Device Manufacturer	Promissory Note (14% Cash, Due 10/11/16)	3,500,000	3,500,000	3,500,000
		Series C Convertible Preferred Stock (555 shares)		1,000,000	1,214,250

			3,500,000	4,500,000	4,714,250	5.2%

Precision Manufacturing, LLC	Industrial Boiler Manufacturer	Promissory Note (13% Cash, Due 2/10/17)	1,875,000	1,875,000	1,835,250
		Membership Unit Warrant (52,500 units SC Precision)		—	159,750

			1,875,000	1,875,000	1,995,000	2.2%

Stoddard Hill Media Holdings, LLC	IT Hosting Services	Class D Preferred Units (99,119 shares)		225,000	278,625

				225,000	278,625	0.3%

Worklife America, Inc.	Professional Employer Organization	Promissory Note (12% Cash, Due 12/28/16)	9,746,394	9,746,394	9,746,395
		Common Warrant (2.21%)		—	1,461,812
		Preferred Warrant (2.21%)		—	—

			9,746,394	9,746,394	11,208,207	12.4%

Total Non-Control/Non-Affiliated Investments			38,014,050	40,151,518	47,985,499	53.0%

CAPITALSOUTH PARTNERS SBIC FUND III, L.P.

SCHEDULE OF INVESTMENTS

December 31, 2012

	Industry	Type of Investment	Principal Amount	Cost	Fair Value	Percent of Partners’ Capital
AFFILIATED INVESTMENTS
Abutec Industries, Inc.	Oil & Gas Services	Promissory Note (10% Cash, Due 12/28/17)	$800,000	$800,000	$800,000
		Promissory Note (12% Cash, 3% PIK, Due 12/28/17)	3,200,000	3,200,000	3,200,000
		Membership Units (12.4% Ownership)		991,676	991,676

			4,000,000	4,991,676	4,991,676	5.5%

Chef’N Corporation	Culinary Products	Promissory Note (15% Cash, 3% optional PIK, Due 5/16/18)	4,725,000	4,725,000	4,725,000
		Series A Preferred Stock (750,000 shares)		750,000	1,851,717

			4,725,000	5,475,000	6,576,717	7.3%

City Gear, LLC	Footwear Retail	Promissory Note (13% Cash, Due 9/28/16)	3,807,693	3,807,693	3,807,900
		Preferred Membership Interest (2.97% ownership)		1,142,307	1,642,584
		Preferred Membership Interest Warrant		—	967,012

			3,807,693	4,950,000	6,417,496	7.1%

Corporate Visions, Inc.	Sales & Marketing Services	Common Stock (1,500,000 shares)	1,500,000	1,500,000	4,446,274
		Common Stock Warrant (302,433 shares)		—	809,504

			1,500,000	1,500,000	5,255,778	5.8%

Fresh Foods Concepts, Inc.	Salsa Manufacturer	Promissory Note (13% Cash, 4% PIK, Due 11/30/15)	2,429,953	2,429,953	—
		Class A Common Units (1,125 units)		1,125,000	—
		Class C Common Unit Warrants (124 units)		32,073	—

			2,429,953	3,587,026	—	0.0%

GA Communications, Inc.	Advertising & Marketing Services	Promissory Note (12.5% Cash, Due 4/14/17)	9,750,000	9,750,000	9,750,000
		Series A Preferred Stock (1,498.5 shares)		1,498,500	1,645,500
		Series B-1 Common Stock (150,000 shares)		1,500	2,444,625

			9,750,000	11,250,000	13,840,125	15.3%

Impresa Aerospace Holdings, LLC	Aerospace Parts Manufacturer	Promissory Note (12% Cash, 3% PIK, Due 4/28/16)	6,523,697	6,523,697	3,914,218
		Class A Membership Units (675,000 units)		675,000	—
		Class C Membership Units (237,836 units)		237,836	—

			6,523,697	7,436,533	3,914,218	4.3%

J&J Produce Holdings, Inc.	Produce Distribution	Promissory Note (13% Cash, Due 7/16/18)	4,221,000	4,221,000	4,221,163

CAPITALSOUTH PARTNERS SBIC FUND III, L.P.

SCHEDULE OF INVESTMENTS

December 31, 2012

	Industry	Type of Investment	Principal Amount	Cost	Fair Value	Percent of Partners’ Capital
AFFILIATED INVESTMENTS
		Common Stock (6,665 shares)		$666,500	$825,384
		Common Stock Warrants (3,670 shares)		—	454,685

			$4,221,000	4,887,500	5,501,232	6.1%

LJS Partners, LLC	QSR Franchisor	Units of Participation (1,125,000 units)		1,125,000	11,333,625

				1,125,000	11,333,625	12.5%

MJC Holdings, LLC	Specialty Clothing	Promissory Note (12% Cash 2% PIK, Due 1/16/18)	6,434,994	6,434,994	6,434,994
		Series A Preferred Units (1,700,000 units)		1,700,000	2,347,959

			6,434,994	8,134,994	8,782,953	9.7%

MMI Holdings, LLC	Medical Device Distributor	Promissory Note (12% Cash, Due 10/17/14)	2,600,000	2,600,000	2,600,000
		Common Stock (45 shares)		—	187,000

			2,600,000	2,600,000	2,787,000	3.1%

Source Capital Penray, LLC	Automotive Chemicals & Lubricants	Promissory Note (13% Cash, Due 2/17/17)	1,875,000	1,875,000	1,835,041
		Membership Unit (10.2% ownership)		562,500	404,351
		Common Stock Warrant (56.45 shares SC Penray, LLC)		—	222,870

			1,875,000	2,437,500	2,462,262	2.7%

Source Capital SSCR, LLC	Suntan Lotion Manufacturer	Promissory Note (12% Cash, Due 7/6/17)	8,832,402	8,832,402	8,832,402
		Preferred Membership Units		1,048,849	649,537
		Common Stock Warrant (.75% Source Capital SSCR, LLC)		—	—

			8,832,402	9,881,251	9,481,939	10.5%

Source Recycling, LLC	Metal Recycler	Promissory Note (13% Cash, Due9/2/16)	3,675,000	3,675,000	2,198,172
		Membership Units (34,328.25 units)		1,042,963	—

			3,675,000	4,717,963	2,198,172	2.4%

Sparus Holdings, Inc.	Energy Services	Promissory Note (12% Cash, Due 3/18/14)	3,500,000	3,500,000	3,500,000
		Common Stock Warrant (1,745.27 shares)		—	—

			3,500,000	3,500,000	3,500,000	3.9%

STX Healthcare Management Services, Inc.	Dentistry Services	Promissory Note (14% Cash, Due7/31/15)	3,296,576	3,296,576	3,312,500
		Common Stock (600,000 shares)		600,000	290,000

CAPITALSOUTH PARTNERS SBIC FUND III, L.P.

SCHEDULE OF INVESTMENTS

December 31, 2012

	Industry	Type of Investment	Principal Amount	Cost	Fair Value	Percent of Partners’ Capital
AFFILIATED INVESTMENTS
		Common Stock Warrant (422,892 shares)		$108,889	$389,500

			$3,296,576	4,005,465	3,992,000	4.4%

Take 5 Oil Change, L.L.C.	Quick Lube Services	Promissory Note (10% Cash, Due 11/28/16)	9,000,000	9,000,000	9,000,000
		Common Stock (8,019 shares)		801,900	936,000

			9,000,000	9,801,900	9,936,000	11.0%

Total Affiliated Investments			76,171,315	90,281,808	100,971,193	111.6%

CONTROL INVESTMENTS
KBP Investments, LLC	QSR Franchisee	Class A Preferred Stock (5,953 shares)		5,953,846	5,953,846
		Class A Common Stock (273,898 shares)		—	15,875,834

				5,953,846	21,829,680	24.1%

Micro Precision, LLC	Conglomerate	Promissory Note (10% Cash, Due 9/16/16)	1,396,552	1,396,552	1,396,552
		Promissory Note (14% Cash, 4% PIK, Due 9/16/16)	2,570,238	2,570,238	2,570,238
		Common Stock (35 shares)		1,221,982	2,457,375

			3,966,790	5,188,772	6,424,165	7.1%

On-Site Fuel Service, Inc.	Fuel Transportation Services	Promissory Note (14% Cash, 4% PIK, Due 12/19/16)	3,457,027	3,457,027	3,457,027
		Preferred Stock (24,338 shares)		2,433,758	1,760,054
		Common Stock (24,583 shares)		24,583	1,491,890
		Preferred Stock Series B (1,760 shares)		1,755,957	—

			3,457,027	7,671,325	6,708,971	7.4%

Tubular Textile Machinery, Inc.	Textile Equipment Manufacturer	Promissory Note (14% Cash, 3% PIK, Due 2/1/16)	4,950,229	4,950,229	4,951,500
		Preferred Stock (750 shares)		750,000	825,750
		Common Stock (225,000 shares)		750	548,250

			4,950,229	5,700,979	6,325,500	7.0%

Total Affiliated Investments			12,374,046	24,514,922	41,288,316	45.6%

Total Investments			$126,559,411	$154,948,248	$190,245,008	210.2%

CAPITALSOUTH PARTNERS SBIC FUND III, L.P.

SCHEDULE OF INVESTMENTS

December 31, 2011

	Industry	Type of Investment	Principal Amount	Cost	Fair Value	Percent of Partners’ Capital
NON-CONTROL/NON-AFFILIATED INVESTMENTS
AAE Acquisition, LLC	Industrial Equipment Rental	Promissory Note (13% Cash, Due 5/6/15)	$7,241,981	$7,241,981	$7,250,000
		Membership Units (4,498.23 units)		12,500	1,230,500

			7,241,981	7,254,481	8,480,500	12.8%

American Exteriors, Inc.	Replacement Window Manufacturer	Promissory Note (14.0% Cash, Due 12/31/14)	3,423,602	2,523,570	2,418,750
		Common Stock Warrant (11.25% fully diluted)		—	166,500

			3,423,602	2,523,570	2,585,250	3.9%

Boot Barn Holding Corporation	Western Wear Retail	Promissory Note (12.5% Cash, Due 12/12/16)	11,250,000	11,250,000	11,250,000
		Common Stock (1,800 shares)		1,800,000	1,800,000

			11,250,000	13,050,000	13,050,000	19.7%

Highwinds Capital, Inc.	Usenet Hosting Services	Common Stock Warrants (543.6 shares)		—	1,397,558

				—	1,397,558	2.1%

Immersive Media Tactical Solutions, LLC	Specialty Defense Contractor	Promissory Note (13% Cash, Due 10/6/16)	750,000	750,000	750,000
		Common Stock Warrant (1,041 shares)		—	—

			750,000	750,000	750,000	1.1%

Medical Depot, Inc.	Medical Device Manufacturer	Promissory Note (14% Cash, Due 10/11/16)	3,500,000	3,500,000	3,500,000
		Series C Convertible Preferred Stock (555 shares)		1,000,000	1,000,000

			3,500,000	4,500,000	4,500,000	6.8%

Stoddard Hill Media Holdings, LLC	IT Hosting Services	Class D Preferred Units (99,119 shares)		225,000	225,000

				225,000	225,000	0.3%

Worklife America, Inc.	Professional Employer Organization	Promissory Note (12% Cash, Due 12/28/16)	9,562,500	9,562,500	9,562,500
		Common Warrant (2.21%)		—	—
		Preferred Warrant (2.21%)		—	—

			9,562,500	9,562,500	9,562,500	14.4%

Total Non-Control/Non-Affiliated Investments			35,728,083	37,865,551	40,550,808	61.2%

AFFILIATED INVESTMENTS
Chef’N Corporation	Culinary Products	Promissory Note (15% Cash, 3% optional PIK, Due 5/16/18)	4,725,000	4,725,000	4,725,000
		Series A Preferred Stock (750,000 shares)		750,000	750,000

			4,725,000	5,475,000	5,475,000	8.3%

CAPITALSOUTH PARTNERS SBIC FUND III, L.P.

SCHEDULE OF INVESTMENTS

December 31, 2011

	Industry	Type of Investment	Principal Amount	Cost	Fair Value	Percent of Partners’ Capital
AFFILIATED INVESTMENTS
Corporate Visions, Inc.	Sales & Marketing Services	Promissory Note (14% Cash Due 12/2/15)	$1,500,000	$1,500,000	$1,500,000
		Common Stock (1,500,000 shares)		1,500,000	2,597,250
		Common Stock Warrant (302,433 shares)		—	463,875

			1,500,000	3,000,000	4,561,125	6.9%

Fresh Foods Concepts, Inc.	Salsa Manufacturer	Promissory Note (13% Cash, 4% PIK, Due 11/30/15)	2,326,134	2,326,134	—
		Class A Common Units (1,125 units)		1,125,000	—
		Class C Common Unit Warrants (124 units)		32,073	—

			2,326,134	3,483,207	—	0.0%

GA Communications, Inc.	Advertising & Marketing Services	Promissory Note (12.5% Cash, Due 4/14/17)	9,750,000	9,750,000	9,750,000
		Series A Preferred Stock (1,498.5 shares)		1,498,500	1,498,500
		Series B-1 Common Stock (150,000 shares)		1,500	1,500

			9,750,000	11,250,000	11,250,000	17.0%

Impresa Aerospace Holdings, LLC	Aerospace Parts Manufacturer	Promissory Note (12% Cash, 3% PIK, Due 4/28/16)	6,294,777	6,294,777	6,732,000
		Class A Membership Units (675,000 units)		675,000	10,500

			6,294,777	6,969,777	6,742,500	10.2%

Mission Critical	Electronics Manufacturer	Promissory Note (14% Cash, Due 1/31/16)	4,275,500	4,275,500	4,275,500
		Promissory Note (10% Cash, Due 1/31/16)	225,000	225,000	225,000
		Common Stock Warrants (7.123% fully diluted ownership)		—	647,625

			4,500,500	4,500,500	5,148,125	7.8%

MMI Holdings, LLC	Medical Device Distributor	Promissory Note (12% Cash, Due 10/17/14)	2,600,000	2,600,000	2,600,000
		Common Stock (45 shares)		—	—

			2,600,000	2,600,000	2,600,000	3.9%

Source Capital Penray, LLC	Automotive Chemicals & Lubricants	Common Membership Unit (10.2% ownership)		562,500	584,250

				562,500	584,250	0.9%

Source Recycling, LLC	Metal Recycler	Promissory Note (13% Cash, Due 9/2/16)	3,300,000	3,300,000	3,300,000
		Membership Units (34,328.25 units)		750,000	750,000

			3,300,000	4,050,000	4,050,000	6.1%

CAPITALSOUTH PARTNERS SBIC FUND III, L.P.

SCHEDULE OF INVESTMENTS

December 31, 2011

	Industry	Type of Investment	Principal Amount	Cost	Fair Value	Percent of Partners’ Capital
AFFILIATED INVESTMENTS
Sparus Holdings, Inc.	Energy Services	Promissory Note (12% Cash, Due 3/18/14)	$3,500,000	$3,500,000	$3,500,000
		Common Stock Warrant (1,745.27 shares)		—	356,000

			3,500,000	3,500,000	3,856,000	5.8%

STX Healthcare Management Services, Inc.	Dentistry Services	Promissory Note (14% Cash, Due7/31/15)	3,264,967	3,264,967	3,312,500
		Common Stock (600,000 shares)		600,000	234,500
		Common Stock Warrant (422,892 shares)		108,889	176,000

			3,264,967	3,973,856	3,723,000	5.6%

Take 5 Oil Change, L.L.C.	Quick Lube Services	Promissory Note (10% Cash, Due 11/28/16)	13,125,000	13,125,000	13,125,000
		Common Stock (8,019 shares)		1,336,500	1,336,500
			13,125,000	14,461,500	14,461,500	21.8%

Total Affiliated Investments			45,136,378	63,826,340	62,451,500	94.2%

CONTROL INVESTMENTS
KBP Investments, LLC	QSR Franchisee	Class A Preferred Stock (5,953 shares)		5,949,000	5,949,000
		Class A Common Stock (273,898 shares)		—	6,193,800

				5,949,000	12,142,800	18.3%

Micro Precision, LLC	Conglomerate	Promissory Note (10% Cash, Due 9/16/16)	1,396,552	1,396,552	1,396,552
		Promissory Note (14% Cash, 4% PIK, Due 9/16/16)	2,472,479	2,472,479	2,472,479
		Common Stock (35 shares)		1,221,982	1,997,625

			3,869,031	5,091,013	5,866,656	8.8%

On-Site Fuel Service, Inc.	Fuel Transportation Services	Promissory Note (14% Cash, 4% PIK, Due 12/19/16)	5,002,283	5,002,283	5,002,283
		Preferred Stock (24,338 shares)		2,433,758	2,433,758
		Common Stock (24,583 shares)		24,583	24,583

			5,002,283	7,460,624	7,460,624	11.3%

Tubular Textile Machinery, Inc.	Textile Equipment Manufacturer	Promissory Note (14% Cash, 3% PIK, Due 2/1/16)	4,875,000	4,875,000	4,875,000
		Preferred Stock (750 shares)		750,000	750,000
		Common Stock (225,000 shares)		750	2,612,250

			4,875,000	5,625,750	8,237,250	12.4%

Total Affiliated Investments			13,746,314	24,126,387	33,707,330	50.8%

Total Investments			$94,610,775	$125,818,278	$136,709,638	206.2%

CAPITALSOUTH PARTNERS SBIC FUND III, L.P.

NOTES TO FINANCIAL STATEMENTS

December 31, 2012 and 2011

NOTE A – ORGANIZATION AND NATURE OF BUSINESS

CapitalSouth Partners SBIC Fund III, L.P. (the “Fund”), a Delaware limited partnership, is a closed-ended investment company licensed by the Small Business Administration (“SBA”) as a Small Business Investment Company (“SBIC”). The Fund was organized to make mezzanine investments, primarily in later-stage, middle-market companies located in the southeastern and middle-Atlantic regions of the United States. The Fund held its initial closing on May 1, 2007. The final closing was held on December 31, 2010.

CapitalSouth Partners SBIC F-III, LLC, a North Carolina limited liability company, is the General Partner (the “General Partner”). The Fund’s administrative and day-to-day operational services are provided by Phoenix Holdings-NC, Inc. (the “Management Company”).

During 2009, the Fund received approval to operate as a Small Business Investment Company (SBIC) under the provisions of Section 301(c) of the Small Business Investment Act of 1958, as amended. As an SBIC, the Fund is subject to a variety of regulations concerning, among other things, the size and nature of the companies in which it may invest and the structure of those investments. The Fund managers believe that the Fund is in compliance with all SBA regulations.

The term of the Fund will end on December 31, 2023, the date of 13 years after the final close date. However, the General Partner may, with the approval of the SBA and a majority of limited partners, extend the term of the Fund as reasonably necessary to facilitate an orderly liquidation of the Fund’s assets.

NOTE B – SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying financial statements have been prepared on the accrual basis of accounting in conformity with United States generally accepted accounting principles (“GAAP”). In the opinion of management, the financial statements reflect all adjustments, and reclassifications that are necessary for the fair presentation of financial results as of and for the periods presented.

Use of Estimates

The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Cash and Cash Equivalents

The Fund considers cash equivalents to be highly liquid investments with original maturities of three months or less at the date of purchase. Cash and cash equivalents include deposits in money market accounts. The Fund deposits its cash in financial institutions and, at times, such balances may be in excess of the Federal Deposit Insurance Corporation (“FDIC”) insurance limits.

Interest and Dividends Receivable

Interest and dividends receivable represent obligations due from portfolio companies upon presentation. Loans, debt securities, and preferred stock dividends are placed on non-accrual status when collection of interest is considered doubtful. At that time, the full amount of any interest and dividends receivable is either reversed or fully reserved. The amount of interest not accrued because collection is in doubt totaled $431,267 and $40,497 at December 31, 2012 and 2011, respectively.

CAPITALSOUTH PARTNERS SBIC FUND III, L.P.

NOTES TO FINANCIAL STATEMENTS

December 31, 2012 and 2011

NOTE B – SIGNIFICANT ACCOUNTING POLICIES (Continued)

Deferred Financing Fees

Costs incurred to issue the SBA-guaranteed debentures payable are capitalized and are amortized over the term of the debt agreements under the straight-line method, which does not differ materially from the effective interest method.

Partners’ Capital

The Fund has received capital commitments from the Limited Partner totaling $75,000,000, of which $50,248,290 (67%) has been contributed as of December 31, 2012 and 2011, which includes the receivable of $248,290 at December 31, 2011 which was collected March 7, 2012.

Revenue Recognition

Interest income is recorded on the accrual basis to the extent that such amounts are expected to be collected. Generally, when interest and/or principal payments on a loan become past due, or if the Fund otherwise does not expect the borrower to be able to service its debt and other obligations, the Fund will place the loan on non-accrual status, and will generally cease recognizing interest income on that loan for financial reporting purposes, until all principal and interest has been brought current through payment or due to a restructuring such that the interest income is deemed to be collectible. The fund writes off any previously accrued and uncollected interest when it is determined that interest is no longer considered collectible. Dividend income is recognized on the date dividends are declared. Origination, amendment, closing and/or commitment fees associated with investments in portfolio companies are recognized as income when the investment transaction closes. Prepayment penalties received by the Fund for debt instruments repaid prior to maturity date are recorded as income upon receipt.

The Fund holds debt investments in its portfolio that contain a payment-in-kind (“PIK”) interest provision. The PIK interest, which represents contractually deferred interest added to the investment balance that is generally due at maturity, is recorded on the accrual basis to the extent that such amounts are expected to be collected. PIK interest is not accrued if the Fund does not expect the issuer to be able to pay all principal and interest when due. For the years ended December 31, 2012 and 2011, the Fund earned $736,048 and $566,358 in PIK interest, respectively.

Realized and Unrealized Gains or Losses on Investments

Realized gains or losses recorded upon disposition or impairment of investments are calculated on the difference between the net proceeds from disposition and the amortized cost basis of investment, without regard to unrealized gains or losses previously recognized. The Fund reports changes in fair value of investments as a component of the net change in unrealized appreciation (depreciation) on investments in the accompanying statements of operations.

Investment Classification

In accordance with the provisions of the Investment Company Act of 1940 (the “Act”), the Fund classifies investment by level of control. As defined in the 1940 Act, “Control Investments” are investments in those companies that the Fund is deemed to “Control.” “Affiliate Investments” are investments in those companies that are “Affiliated Companies” of the Fund, as defined in the 1940 Act, other than Control Investments. “Non-Control/Non-Affiliate Investments” are those investments that are neither control Investments nor affiliate

CAPITALSOUTH PARTNERS SBIC FUND III, L.P.

NOTES TO FINANCIAL STATEMENTS

December 31, 2012 and 2011

NOTE B – SIGNIFICANT ACCOUNTING POLICIES (Continued)

Investments. Generally under the 1940 Act, the Fund is deemed to control a company in which it has invested if the Fund owns more than 25% of the voting securities of such company and/or has greater than 50% representation on its board, or has the power to exercise control over management or policies of such portfolio company. The Fund is deemed to be an affiliate of a company in which the Fund has invested if it owns between 5% and 25% of the voting securities of such company.

Income Taxes

Earnings of the Fund are taxed directly to the partners; accordingly, the accompanying financial statements do not reflect a provision or liability for federal and state income taxes. The Fund has determined that it does not have any material unrecognized tax benefits or obligations as of December 31, 2012 and 2011. Fiscal years ending on or after December 31, 2009 remain subject to examination by federal and state tax authorities.

Valuation of Investments

The Fund has established and documented processes and methodologies for determining the fair values of portfolio investments on a recurring basis in accordance with ASC Topic 820—Fair Value Measurements and Disclosures (“ASC Topic 820”). Fair value is the price that would be received in the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Where available, fair value is based on observable market prices or parameters, or derived from such prices or parameters. Where observable prices or inputs are not available or reliable, valuation techniques are applied.

Recently Issued Accounting Standards

In May 2011, the FASB issued ASU No. 2011-04, Fair Value Measurements (Topic 820), Amendments to Achieve Common Fair Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. ASU 2011-04 clarifies the application of existing fair value measurement and disclosure requirements, changes the application of some requirements for measuring fair value and requires additional disclosure for fair value measurements categorized in Level 3 of the fair value hierarchy. ASU 2011-04 was effective for interim and annual periods beginning after December 15, 2011. The Fund adopted this standard on January 1, 2012. The adoption of ASU 2011-04 did not have a material impact on the Fund’s process for measuring fair values or on the Fund’s financial statements, other than inclusion of additional required disclosures.

NOTE C – PORTFOLIO COMPANY INVESTMENTS

The Fund’s portfolio investments principally consist of secured and unsecured debt, equity warrants and direct equity investment in privately held companies. The debt investments may or may not be secured by either first or second lien on the assets of the portfolio company. The debt investment generally bears interest at a fixed rate, and generally matures between five and seven years from the original investment. In connection with a debt investment, the Fund may also receive equity warrants and/or make direct equity investments. The Fund’s warrants or equity investment may be in a holding company related to the portfolio company.

As of December 31, 2012, the Fund had debt and equity investments in 30 portfolio companies with an aggregate fair value of $190,245,008 and a weighted average effective yield on its debt investments of 13.4%. At December 31, 2012, the Fund held equity or warrant ownership in 100% of its portfolio companies. As of December 31, 2011, the Fund had debt and equity investments in 24 portfolio companies with an aggregate fair

CAPITALSOUTH PARTNERS SBIC FUND III, L.P.

NOTES TO FINANCIAL STATEMENTS

December 31, 2012 and 2011

NOTE C – PORTFOLIO COMPANY INVESTMENTS (Continued)

value of $136,709,638 and a weighted average effective yield on its debt investments of 13.2%. At December 31, 2011 the Fund held equity or warrant ownership in 100.0% of its portfolio companies. The weighted average yields were computed using the effective interest rates for all debt investments at cost as of December 31, 2012 and 2011, including accretion of original issue discount and any accumulated PIK interest.

Purchases of debt and equity investments for the years ended December 31, 2012 and 2011 totaled $43,327,008 and $87,884,375, respectively.

Investments by type with corresponding percentage of total portfolio investments consisted of the following:

	At Cost
	December 31, 2012	Percent	December 31, 2011	Percent
Senior secured	$35,873,918	23.1%	$29,957,622	23.9%
Subordinated debt	88,285,466	57.0%	73,503,121	58.4%
Equity	30,635,402	19.8%	22,204,073	17.6%
Warrants*	153,462	0.1%	153,462	0.1%

	$154,948,248	100.0%	$125,818,278	100.0%

	At Fair Value
	December 31, 2012	Percent	December 31, 2011	Percent
Senior secured	$36,578,131	19.2%	$29,852,802	21.8%
Subordinated debt	81,713,003	43.0%	71,232,539	52.1%
Equity	48,294,522	25.4%	24,992,439	18.3%
Warrants*	23,659,352	12.4%	10,631,858	7.8%

	$190,245,008	100.0%	$136,709,638	100.0%

*	In addition to unexercised warrant securities, this classification includes all equity securities that have been obtained through the exercise of warrants.

CAPITALSOUTH PARTNERS SBIC FUND III, L.P.

NOTES TO FINANCIAL STATEMENTS

December 31, 2012 and 2011

NOTE C – PORTFOLIO COMPANY INVESTMENTS (Continued)

The following table provides a reconciliation of the beginning and ending balances for investments that use Level 3 inputs for the years ended December 31, 2012 and 2011:

	Senior Secured and Subordinated Debt	Equity Securities	Warrants*	Total
Balance, January 1, 2011	$53,625,984	$6,022,700	$3,478,165	$63,126,849
Purchases	70,142,801	17,741,574	—	87,884,375
Proceeds received	(20,199,579)	(4,787,073)	—	(24,986,652)
PIK interest	566,358	—	—	566,358
Accretion of OID	342,278	—	—	342,278
Net change from unrealized to realized gains (losses)	(900,032)	1,342,790	1,852,258	2,295,016
Unrealized gains (losses)	(2,492,469)	4,672,448	5,301,435	7,481,414

Balance, December 31, 2011	101,085,341	24,992,439	10,631,858	136,709,638
Purchases	36,121,878	7,205,130	—	43,327,008
Note converted to equity	(1,755,957)	1,755,957	—	—
Proceeds received	(14,443,412)	(1,618,830)	—	(16,062,242)
Other	4,847	—	—	4,847
PIK interest	736,048	—	—	736,048
Accretion of OID	40,079	—	—	40,079
Net change from unrealized to realized gains	—	401,124	683,106	1,084,230
Unrealized gains (losses)	(3,497,690)	15,558,702	12,344,388	24,405,400

Balance, December 31, 2012	$118,291,134	$48,294,522	$23,659,352	$190,245,008

*	In addition to unexercised warrant securities, this classification includes all equity securities that have been obtained through the exercise of warrants.

All investments made by the Fund as of December 31, 2012 and 2011 were made in portfolio companies located in the United States. The geographic composition is determined by the location of the corporate headquarters of the portfolio company, which may not be indicative of the primary source of the portfolio company’s business. The following tables show portfolio composition by geographic region at cost and fair value and as a percentage of total investments.

	At Cost
	December 31, 2012	Percent	December 31, 2011	Percent
South	$96,171,890	62.0%	$72,387,711	57.6%
West	33,572,129	21.7%	39,002,054	31.0%
Midwest	10,797,494	7.0%	787,500	0.6%
Northeast	14,406,735	9.3%	13,641,013	10.8%

	$154,948,248	100.0%	$125,818,278	100.0%

CAPITALSOUTH PARTNERS SBIC FUND III, L.P.

NOTES TO FINANCIAL STATEMENTS

December 31, 2012 and 2011

NOTE C – PORTFOLIO COMPANY INVESTMENTS (Continued)

	At Fair Value
	December 31, 2012	Percent	December 31, 2011	Percent
South	$130,596,759	68.6%	$83,921,732	61.4%
West	34,787,822	18.3%	37,562,000	27.5%
Midwest	11,523,840	6.1%	809,250	0.6%
Northeast	13,336,587	7.0%	14,416,656	10.5%

	$190,245,008	100.0%	$136,709,638	100.0%

At December 31, 2012, the Fund had one portfolio company investment that represented more than 10% of the total investment portfolio. This investment represented 11.5% of the fair value of the portfolio and 3.8% of the cost as of December 31, 2012. At December 31, 2011, the Fund had two portfolio company investments that represented more than 10% of the total investment portfolio. These investments represented 9.5% and 10.6%, respectively, of the fair value and 10.4% and 11.5%, respectively, of the cost as of December 31, 2011.

During 2011, the Fund exited its equity position in various portfolio companies. The Fund may receive additional proceeds from this sale, which are currently held in escrow. Release of these escrow funds is contingent upon certain indemnifications as stated in the stock redemption agreements. Therefore, the escrow balance, totaling approximately $566,250 and $995,390 at December 31, 2012 and 2011, respectively, has been fully reserved and no gain will be realized on the escrowed funds until release. During 2012, the Fund received approximately $401,120 from the escrow funds and recognized a realized gain in the accompanying statement of operations.

NOTE D – VALUATION OF INVESTMENTS

Under ASC Topic 820, portfolio investments recorded at fair value in the financial statements are classified within the fair value hierarchy based upon the level of judgment associated with the inputs used to measure their value, as defined below:

•	Level 1—Inputs are unadjusted, quoted prices in active market for identical assets or liabilities.

•

Level 2—Inputs include quoted prices for similar assets in active markets or that are quoted prices for identical or similar assets in markets that are not active and inputs that are observable, either directly or indirectly, for substantially the full term, if applicable, of the investment.

•	Level 3—Inputs include those that are both unobservable and significant to the overall fair value measurement.

An investment’s classification within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement. The Fund’s investment portfolio is comprised of debt and equity securities of privately held companies for which quoted prices falling within the categories of Level 1 and Level 2 inputs are not available. Therefore, the Fund determines the fair value of its investments in good faith using Level 3 inputs, pursuant to a valuation policy and process that is established by the management of the Fund with assistance of certain third-party advisors and subsequently approved by the Fund’s General Partner. There is no single standard for determining fair value in good faith, as fair value depends upon the specific circumstances of each individual investment. The recorded fair values of the Fund investment may differ significantly from fair values that would have been used, had an active market for the securities existed. In

CAPITALSOUTH PARTNERS SBIC FUND III, L.P.

NOTES TO FINANCIAL STATEMENTS

December 31, 2012 and 2011

NOTE D – VALUATION OF INVESTMENTS (Continued)

addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the valuations currently assigned.

The ranges and weighted average values of the significant Level 3 inputs used in the valuation of the Fund’s debt and equity securities at December 31, 2012 are summarized as follows:

	Fair Value	Valuation Model	Level 3 Input	Range of Inputs	Weighted Average
Subordinated debt and second lien notes	$75,600,613	Income Approach	Required Rate of Return Leverage Ratio Adjusted EBITDA	11.6% - 18.0% 1.7x - 5.8x $1.9 million - $31.7 million	13.9% 3.2x $11.6 million
Subordinated debt and second lien notes	$6,112,390	Enterprise Value Waterfall Approach	Adjusted EBITDA Mutliple Adjusted EBITDA	4.0x - 6.5x $0.6 million - $3.8 million	5.9x $2.7 million
Senior debt and 1st lien notes	$36,578,131	Income Approach	Required Rate of Return Leverage Ratio Adjusted EBITDA	9.0% - 22.5% 2.2x - 18.3x $0.1 million - $13.4 million	11.8% 3.5x $6.5 million
Equity shares and warrants	$71,953,874	Enterprise Value Waterfall Approach	Adjusted EBITDA Multiple Adjusted EBITDA	4.0x - 10.5x $0.6 million - $34.3 million	7.1x $14.7 million

NOTE E – DEBT

SBA-Guaranteed Debentures

The Fund uses the proceeds of debentures guaranteed by the SBA to fund a portion of its investment purchases. The SBA has made commitments to guarantee $125,000,000 in the form of debenture securities to the Fund. There were no unused commitments as of December 31, 2012.

As of December 31, 2012 and 2011, the Fund’s issued and outstanding SBA-guaranteed debentures mature as follows:

Date of Pooling	Fixed Maturity Date	Interest Rate	2012	2011
September 1, 2010	September 1, 2020	3.215%	$3,000,000	$3,000,000
September 1, 2010	September 1, 2020	3.215%	4,000,000	4,000,000
September 1, 2010	September 1, 2020	3.215%	4,000,000	4,000,000
September 1, 2010	September 1, 2020	3.215%	4,000,000	4,000,000
September 1, 2010	September 1, 2020	3.215%	4,000,000	4,000,000
March 1, 2011	March 1, 2021	4.084%	5,000,000	5,000,000
March 1, 2011	March 1, 2021	4.084%	5,000,000	5,000,000
March 1, 2011	March 1, 2021	4.084%	4,000,000	4,000,000
March 1, 2011	March 1, 2021	4.084%	18,000,000	18,000,000
March 1, 2011	March 1, 2021	4.084%	14,000,000	14,000,000
March 1, 2012	March 1, 2022	2.766%	25,000,000	25,000,000
March 1, 2012	March 1, 2022	2.766%	35,000,000	—

			$125,000,000	$90,000,000

CAPITALSOUTH PARTNERS SBIC FUND III, L.P.

NOTES TO FINANCIAL STATEMENTS

December 31, 2012 and 2011

NOTE E – DEBT (Continued)

In addition to the stated interest rate, the SBA charges an annual administrative fee depending on the year in which the SBA issued its commitment. The annual administrative fee consisted of the following: 0.285% on $75,000,000 of the pooled debentures at December 31, 2012 and 2011; and 0.515% on $50,000,000 and $15,000,000 of the pooled debentures at December 31, 2012 and 2011, respectively, depending on the year in which the SBA issued its commitment.

The Fund is required to comply with SBA rules and regulations applicable to licensees at all times while this debt is outstanding. These debentures are subject to the terms and conditions set forth in the SBA regulations, with which management believes the Fund is in compliance at December 31, 2012.

As of December 31, 2012, if the Fund had adopted the fair value option under ASC Topic 825—Financial Instruments for all of its SBA-guaranteed debentures, the Fund estimates the fair value of its SBA-guaranteed debentures would be approximately $116,100,000, or $8,900,000 less than the $125,000,000 face value of the SBA-guaranteed debentures. As of December 31, 2011, the Fund estimates the fair value of its SBA-guaranteed debentures would be approximately $84,240,000, or $5,760,000 less than the $90,000,000 face value of the SBA-guaranteed debentures. These estimates are based on the Fund’s borrowing rate as of December 31, 2012 and 2011, which are considered Level 3 inputs.

NOTE F – DISTRIBUTIONS

The Fund will distribute (a) dividends, interest and other ordinary investment income (including income from the Fund’s investments in short-term instruments and deposits); and (b) proceeds received by the Fund upon maturity or disposition of the Fund’s investments in portfolio companies (collectively, “net proceeds”) at least annually, provided that, as an SBIC, the Fund generally will not be permitted to distribute any portion of net proceeds representing capital contributions to the Fund prior to the Fund’s dissolution, unless consented to by the SBA and there remains no SBA guarantee outstanding. The Fund may use such capital that is not returned to the Fund’s partners to make additional investments in portfolio companies.

All distributions are subject to the Fund having available cash, and such distributions will be reduced by selling expenses and proceeds being retained by the General Partner to pay the expenses and liabilities of the Fund (including management fees and write-downs of portfolio company investments as determined under the Small Business Investment Act of 1958, as amended, and the rules, regulations and policies issued or announced thereunder).

Distributions of net proceeds and distributions representing a return of the partners’ capital contributions will be made to the partners pro rata in accordance with their respective capital accounts.

NOTE G – MANAGEMENT FEE

The Management Company is responsible for most of the routine operating expenses of the Fund and is entitled to a quarterly management fee. The management fee for each fiscal quarter is the lessor of (a) an amount equal to an annual rate of 0.625% of the sum of (i) the Fund’s regulatory capital and (ii) the amount of an assumed two tiers of outstanding leverage based on such regulatory capital, or (b) an amount negotiated between the General Partner and the Management Company. The management fee can be reduced by certain fees ultimately received by the Management Company from the portfolio companies. Payments of the management fee are made quarterly in advance. Certain direct expenses such as legal, audit, tax, and limited partner expense will be the responsibility of the Fund. The management fees for 2012 and 2011 were $2,428,221 and $1,595,952, respectively.

CAPITALSOUTH PARTNERS SBIC FUND III, L.P.

NOTES TO FINANCIAL STATEMENTS

December 31, 2012 and 2011

NOTE H – CONCENTRATION OF CREDIT RISK

The Fund’s portfolio investment companies are located throughout the United States. As a result, any adverse impact on the economy of these regions could adversely impact the Fund’s results of operations and financial position. The Fund has cash balances on deposit with local and regional banks in excess of the FDIC limit at December 31, 2012 and 2011.

Management of the Fund seeks investment opportunities that offer the possibility of attaining substantial capital appreciation. Certain events particular to each industry in which the Fund’s investments conduct operations, as well as general economic conditions, may have a significant negative impact on the investees’ operations and profitability. Such events are beyond the Fund’s control, and the likelihood that they may occur and the effect on the Fund cannot be predicted.

NOTE I – COMMITMENTS AND CONTINGENCIES

The Fund may be subject to lawsuits, tax examinations or other claims arising out of the normal course of business. While the ultimate result of any unasserted claim cannot be determined, the General Partner does not expect that the disposition of any such matters would have a material adverse effect on the financial position or results of operations of the Fund.

NOTE J – RELATED-PARTY TRANSACTIONS

At December 31, 2012 and 2011, the Fund had the following receivables from (payables to) related parties relating to certain capital contributions, management fees, and reimbursable expenses:

	2012	2011
CapitalSouth Partners Fund III, L.P.	$1,062,022	$1,167,444
CapitalSouth Corporation	155,000	155,000
Phoenix Holdings-NC, Inc.	16,799	224,299
CapitalSouth Partners Fund II, Limited Partnership	—	17,454
CapitalSouth Partners Florida Sidecar Fund I, L.P.	—	178,125
Other	2,166	—

	$1,235,987	$1,742,322

These amounts are reflected in the accompanying statements of financial position under the caption, “Due from related parties.”

At times, the Fund maintains deposit accounts and certificates of deposit with financial institutions that are limited partners of the Fund’s 100% parent. Total deposits with these financial institutions were approximately $20,444,352 and $14,787,856 at December 31, 2012 and 2011, respectively.

CAPITALSOUTH PARTNERS SBIC FUND III, L.P.

NOTES TO FINANCIAL STATEMENTS

December 31, 2012 and 2011

NOTE K – FINANCIAL HIGHLIGHTS

Financial highlights were as follows:

	Period Ending(1)
Ratio to Average Net Assets:(2)	December 31, 2012	December 31, 2011
Total expenses	9.27%	9.14%
Net investment income	11.72%	11.51%
Total return(3)	44.23%	30.87%

(1)	The ratios represent the amounts for the SBIC Fund III Limited Partners; net assets are based upon the beginning and ending amounts of the LTM period then ending.
(2)	Average net assets are based on the beginning and ending amounts of the LTM period then ending.
(3)	Total return based upon the net increase (decrease) in net assets resulting from operations during the year divided by average annual net assets. A limited partner’s return may vary from these returns based on participation in different expense arrangements (as applicable).

NOTE L – SUBSEQUENT EVENT

In May 2013, management filed with the SEC an N-2 registration statement in connection with the proposed initial public offering of Capitala Finance Corp., a business development company, which will acquire the Fund prior to completion of such offering. Late in 2012, the Fund received the required amount of consents from the Limited Partners to pursue this transaction.

CAPITALSOUTH PARTNERS SBIC FUND III, L.P.

Balance Sheets

	June 30, 2013	December 31, 2012 (1)
	(Unaudited)
ASSETS
Portfolio investments at cost:
Non-control/non-affiliate investments	$50,855,412	$47,985,499
Affiliate investments	107,559,557	100,971,193
Control investments	47,256,633	41,288,316

TOTAL INVESTMENTS AT FAIR VALUE	205,671,602	190,245,008
Cash and cash equivalents	65,392,524	20,504,282
Interest receivable	1,599,473	1,334,419
Due from related parties	1,616,764	1,235,987
Deferred financing fees, net of accumulated amortization of $1,045,857 as of June 30, 2013 and $799,087 as of December 31, 2012	4,091,643	3,732,163

TOTAL ASSETS	$278,372,006	$217,051,859

LIABILITIES AND PARTNERS’ CAPITAL
Accounts payable and accrued expenses	$1,757,800	$1,562,239
Due to related parties	2,245,959	—
SBA-guaranteed debentures	150,000,000	125,000,000

TOTAL LIABILITIES	154,003,759	126,562,239

Partners’ capital:
General partner	—	—
Limited partner	75,000,000	50,248,290
Accumulated net realized earnings	10,729,005	4,944,570
Net unrealized appreciation on investments	38,639,242	35,296,760

TOTAL PARTNERS’ CAPITAL	124,368,247	90,489,620

TOTAL LIABILITIES AND PARTNERS’ CAPITAL	$278,372,006	$217,051,859

(1)	Derived from audited financial statements

See accompanying notes.

CAPITALSOUTH PARTNERS SBIC FUND III, L.P.

Unaudited Statements of Operations

	Three Months Ended June 30,		Six Months Ended June 30,
	2013	2012	2013	2012
INVESTMENT INCOME
Loan interest, fee and dividend income:
Non-control/non-affiliate investments	$1,551,835	$1,070,968	$2,961,822	$1,959,906
Affiliate investments	2,548,433	1,753,462	4,368,750	3,932,435
Control investments	788,297	658,877	1,239,399	1,155,391

TOTAL LOAN INTEREST, FEE AND DIVIDEND INCOME	4,888,565	3,483,307	8,569,971	7,047,732

Payment-in-kind interest income:
Non-control/non-affiliate investments	615	615	1,230	843
Affiliate investments	74,287	81,808	110,581	162,989
Control investments	120,856	133,826	217,200	158,266

TOTAL PAYMENT-IN-KIND INTEREST INCOME	195,758	216,249	329,011	322,098

Interest income from cash and cash equivalent investments	40,097	28,565	61,372	52,503

Income from pass-through entities
Non-control/non-affiliate investments	3,864	228	3,864	228
Affiliate investments	606,635	—	1,018,399	—

	610,499	228	1,022,263	228

TOTAL INVESTMENT INCOME	5,734,919	3,728,349	9,982,617	7,422,561

EXPENSES
Interest expense	1,458,992	1,260,366	2,764,615	2,232,062
Management fees	847,744	306,250	1,347,868	938,750
Other expenses	10,381	240	85,699	71,349

TOTAL EXPENSES	2,317,117	1,566,856	4,198,182	3,242,161

NET INVESTMENT INCOME	3,417,802	2,161,493	5,784,435	4,180,400

Net realized and unrealized gains on investments:
Realized gain on investments
Non-control/non-affiliate investments	—	80,725	—	80,725
Affiliate investments	—	—	—	109,445

TOTAL NET REALIZED GAINS	—	80,725	—	190,170

NET CHANGE IN UNREALIZED APPRECIATION OF INVESTMENTS	4,182,822	5,452,741	3,342,482	8,961,059

TOTAL NET GAIN ON INVESTMENTS	4,182,822	5,533,466	3,342,482	9,151,229

NET INCOME	$7,600,624	$7,694,959	$9,126,917	$13,331,629

See accompanying notes.

CAPITALSOUTH PARTNERS SBIC FUND III, L.P.

Unaudited Statements of Net Changes in Partners’ Capital

	General Partner	Limited Partners	Accumulated Net Realized Earnings	Net Unrealized Appreciation on Investments	Total
BALANCE, January 1, 2012	$—	$50,248,290	$5,171,031	$10,891,360	$66,310,681
Distribution to partners			(5,500,000)		(5,500,000)
Net investment income	—	—	4,180,400	—	4,180,400
Net realized gain on portfolio investments	—	—	190,170	—	190,170
Net change in unrealized gain on portfolio investments	—	—	—	8,961,059	8,961,059

BALANCE, June 30, 2012	$—	$50,248,290	$4,041,601	$19,852,419	$74,142,310

BALANCE, January 1, 2013	$—	$50,248,290	$4,944,570	$35,296,760	$90,489,620
Partners capital contribution	—	24,751,710	—		24,751,710
Net investment income	—	—	5,784,435	—	5,784,435
Net change in unrealized gain on portfolio investments	—	—	—	3,342,482	3,342,482

BALANCE, June 30, 2013	$—	$75,000,000	$10,729,005	$38,639,242	$124,368,247

See accompanying notes.

CAPITALSOUTH PARTNERS SBIC FUND III, L.P.

Unaudited Statements of Cash Flows

	Six Months Ended June 30 2013	Six Months Ended June 30 2012
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$9,126,917	$13,331,629
Adjustments to reconcile net income to net cash used by operating activities:
Purchases of portfolio investments	(33,090,935)	(20,162,612)
Proceeds from sale of portfolio investments	—	724,770
Repayments of portfolio investments	21,275,841	5,650,841
Net realized gain on portfolio investments	—	(190,170)
Change in net unrealized gain on portfolio investments	(3,342,482)	(8,961,059)
Payment-in-kind interest accrued, net of payments received	(251,863)	(302,293)
Accretion of original issue discount on portfolio investments	(17,154)	(19,805)
Amortization of deferred financing fees	246,770	212,417
Changes in assets and liabilities:
Interest receivable	(265,054)	(168,062)
Due from related parties	1,865,182	(807,150)
Accounts payable and accrued expenses	195,560	573,159

NET CASH USED BY OPERATING ACTIVITIES	(4,257,218)	(10,118,335)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from issuance of SBA-guaranteed debentures	25,000,000	35,000,000
Deferred financing fees paid	(606,250)	(848,750)
Partners’ capital contributions	24,751,710	—
Distributions paid	—	(5,500,000)

	49,145,460	28,651,250

NET CASH PROVIDED BY FINANCING ACTIVITIES	49,145,460	28,651,250

NET INCREASE IN CASH AND CASH EQUIVALENTS	$44,888,242	$18,532,915
CASH AND CASH EQUIVALENTS, beginning of year	20,504,282	14,787,856

CASH AND CASH EQUIVALENTS,end of period	$65,392,524	$33,320,771

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION Cash paid for interest	$2,307,329	$1,461,961

See accompanying notes.

CAPITALSOUTH PARTNERS SBIC FUND III, L.P.

SCHEDULE OF INVESTMENTS

June 30, 2013

	Industry	Type of Investment	Principal Amount	Cost	Fair Value	Percent of Partners’ Capital
NON-CONTROL/NON-AFFILIATED INVESTMENTS
AAE Acquisition, LLC	Industrial Equipment Rental	Promissory Note (13% Cash, Due 5/6/15)	$11,745,284	$11,745,284	$11,750,000
		Membership Units (5,482 units)		12,500	1,750,000

			11,745,284	11,757,784	13,500,000	10.9%

American Exteriors, Inc.	Replacement Window	Promissory Note (14% Cash, Due 7/31/13)	3,423,602	2,523,570	3,520,783
	Manufacturer	Common Stock Warrant (11.25 fully diluted)		—	933,000

			3,423,602	2,523,570	4,453,783	3.6%

Boot Barn Holding Corporation	Western Wear Retail	Promissory Note (12.5% Cash, Due 12/12/16)		—	—
		Common Stock (1,800 shares)		1,800,000	3,510,674

				1,800,000	3,510,674	2.8%

Highwinds Capital, Inc.	Usenet Hosting Services	Common Stock Warrants (543.6 shares)		—	1,351,926

				—	1,351,926	1.1%

Immersive Media Tactical Solutions, LLC	Specialty Defense Contractor	Promissory Note (13% Cash, Due 10/6/16)	975,000	975,000	975,000
		Membership Unit Warrant (1,041 units)		—	—

			975,000	975,000	975,000	0.8%

Medical Depot, Inc.	Medical Device Manufacturer	Promissory Note (14% Cash, Due 10/11/16)	3,500,000	3,500,000	3,500,000
		Series C Convertible Preferred Stock (555 shares)		1,000,000	1,307,250

			3,500,000	4,500,000	4,807,250	3.9%

Precision Manufacturing, LLC	Industrial Boiler Manufacturer	Promissory Note (13% Cash, Due 2/10/17)	1,875,000	1,875,000	1,835,250
		Membership Unit Warrant (52,500 units SC Precision)		—	236,003

			1,875,000	1,875,000	2,071,253	1.7%

Stoddard Hill Media Holdings, LLC	IT Hosting Services	Class D Preferred Units (99,119 shares)		225,000	440,240

				225,000	440,240	0.4%

Tenere, Inc.	Industrial Manufacturing	Promissory Note (11% Cash, 2% PIK Due 5/30/18)	2,887,004	2,887,004	2,887,004

			2,887,004	2,887,004	2,887,004	2.3%

Worklife America, Inc.	Professional Employer	Promissory Note (12% Cash, Due 12/28/16)	14,318,924	14,318,924	14,318,924
	Organization	Common Warrant (2.207%)		—	2,172,961
		Preferred Warrant (2.207%)		—	366,397

			14,318,924	14,318,924	16,858,282	13.6%

Total Non-Control/Non-Affiliated Investments			$38,724,814	$40,862,282	$50,855,412	41.1%

See accompanying notes.

CAPITALSOUTH PARTNERS SBIC FUND III, L.P.

SCHEDULE OF INVESTMENTS

June 30, 2013

	Industry	Type of Investment	Principal Amount	Cost	Fair Value	Percent of Partners’ Capital
AFFILIATED INVESTMENTS
Source Capital ABUTEC, LLC	Oil & Gas Services	Promissory Note (10% Cash, Due 12/28/17)	$800,000	$800,000	$800,000
		Promissory Note (12% Cash, 3% PIK, Due 12/28/17)	3,249,654	3,249,654	3,249,654
		Membership Units (12.4% Ownership)		991,676	856,259

			4,049,654	5,041,330	4,905,913	3.9%

Chef’N Corporation	Culinary Products	Promissory Note (15% Cash, 3% optional PIK, Due 5/16/18)	4,725,000	4,725,000	4,725,000
		Series A Preferred Stock (750,000 shares)		750,000	2,733,712

			4,725,000	5,475,000	7,458,712	6.0%

City Gear, LLC	Footwear Retail	Promissory Note (13% Cash, Due 9/28/16)	3,807,693	3,807,693	3,807,693
		Preferred Membership Interest (2.97% ownership)		1,142,307	1,245,115
		Preferred Membership Interest Warrant		—	1,396,013

			3,807,693	4,950,000	6,448,821	5.2%

Corporate Visions, Inc.	Sales & Marketing Services	Promissory Note (14% Cash, 2% PIK Due 3/25/18)	8,295,003	8,295,003	8,295,003
		Common Stock (1,662,347 shares)		1,931,843	6,062,954
		Common Stock Warrant (302,433 shares)		—	1,222,465

			8,295,003	10,226,846	15,580,422	12.5%

Fresh Foods Concepts, Inc.	Salsa Manufacturer	Promissory Note (13% Cash, 4% PIK, Due 11/30/15)	2,429,953	2,429,953	—
		Class A Common Units (1,125 units)		1,125,000	—
		Class C Common Unit Warrants (124 units)		32,073	—

			2,429,953	3,587,026	—	0.0%

GA Communications, Inc.	Advertising & Marketing Services	Promissory Note (12.5% Cash, Due 4/14/17)	—	—	—
		Series A Preferred Stock (1,498.5 shares)		1,498,500	1,677,264
		Series B-1 Common Stock (150,000 shares)		1,500	1,968,067

			—	1,500,000	3,645,331	2.9%

Impresa Aerospace Holdings, LLC	Aerospace Parts Manufacturer	Promissory Note (12% Cash, 3% PIK, Due 4/28/16)	9,245,186	9,223,697	6,021,750
		Class A Membership Units (675,000 units)		675,000	—
		Class C Membership Units (237,836 units)		469,349	—

			9,245,186	10,368,046	6,021,750	4.8%

See accompanying notes.

CAPITALSOUTH PARTNERS SBIC FUND III, L.P.

SCHEDULE OF INVESTMENTS

June 30, 2013

	Industry	Type of Investment	Principal Amount	Cost	Fair Value	Percent of Partners’ Capital
AFFILIATED INVESTMENTS
J&J Produce Holdings, Inc.	Produce Distribution	Promissory Note (13% Cash, Due 7/16/18)	$4,221,000	$4,221,000	$4,221,000
		Common Stock (6,665 shares)		666,500	908,659
		Common Stock Warrants (3,670 shares)		—	501,401

			4,221,000	4,887,500	5,631,060	4.5%

LJS Partners, LLC	QSR Franchisor	Units of Participation (1,125,000 units)		1,125,000	10,990,736

				1,125,000	10,990,736	8.8%

MJC Holdings, LLC	Specialty Clothing	Promissory Note (12% Cash 2% PIK, Due 1/16/18)	6,375,000	6,375,000	6,375,000
		Series A Preferred Units (1,700,000 units)		1,700,000	2,932,085

			6,375,000	8,075,000	9,307,085	7.5%

MMI Holdings, LLC	Medical Devise Distributor	Promissory Note (12% Cash, Due 10/17/14)	2,600,000	2,600,000	2,600,000
		Common Stock (45 shares)		—	207,632

			2,600,000	2,600,000	2,807,632	2.3%

Source Capital Penray, LLC	Automotive Chemicals & Lubricants	Promissory Note (13% Cash, Due 2/17/17)	1,875,000	1,875,000	1,835,041
		Membership Unit (10.2% ownership)		562,500	395,331
		Common Stock Warrant (56.45 shares SC Penray, LLC)		—	218,602

			1,875,000	2,437,500	2,448,974	2.0%

Source Capital SSCR, LLC	Suntan Lotion Manufacturer	Promissory Note (12% Cash, Due 7/6/17)	11,040,502	11,040,502	11,040,502
		Preferred Membership Units (10.833% ownership)		1,266,020	1,204,613
		Common Stock Warrant (.727% Source Capital SSCR, LLC)		—	80,810

			11,040,502	12,306,522	12,325,925	9.9%

Source Recycling, LLC	Metal Recycler	Promissory Note (13% Cash, Due 9/2/16)	3,750,000	3,750,000	2,273,172
		Membership Units (34,328.25 units)		1,192,396	—

			3,750,000	4,942,396	2,273,172	1.8%

Sparus Holdings, Inc.	Energy Services	Promissory Note (12% Cash, Due 3/18/14)	3,675,000	3,675,000	3,528,000
		Common Stock Warrant (1,745.27 shares)		—	35,500

			3,675,000	3,675,000	3,563,500	2.9%

See accompanying notes.

CAPITALSOUTH PARTNERS SBIC FUND III, L.P.

SCHEDULE OF INVESTMENTS

June 30, 2013

	Industry	Type of Investment	Principal Amount	Cost	Fair Value	Percent of Partners’ Capital
AFFILIATED INVESTMENTS
STX Healthcare Management Services, Inc.	Dentistry Services	Promissory Note (14% Cash, Due7/31/15)	$3,312,500	$3,312,500	$3,261,500
		Common Stock (600,000 shares)		600,000	438,000
		Common Stock Warrant (422,892 shares)		108,889	326,000

			3,312,500	4,021,389	4,025,500	3.2%

Take 5 Oil Change, L.L.C.	Quick Lube Services	Promissory Note (10% Cash, Due 11/28/16)	9,000,000	9,000,000	9,000,000
		Common Stock (8,019 shares)		801,900	1,125,024

			9,000,000	9,801,900	10,125,024	8.1%

Total Affiliated Investments			78,401,491	95,020,455	107,559,557	86.3%

CableOrganziers	Fuel Transportation Services	Promissory Note (14% Cash, 4% PIK, Due 12/19/16)	5,484,325	5,484,325	5,484,325
		Preferred Stock (24,338 shares)		956,250	956,250

		Common Stock (24,583 shares)	5,484,325	6,440,575	6,440,575	5.2%

KBP Investments, LLC	QSR Franchisee	Class A Preferred Stock (5,953 shares)		5,953,846	5,953,846
		Class A Common Stock (273,898 shares)		—	14,869,906

				5,953,846	20,823,752	16.7%

Micro Precision, LLC	Conglomerate	Promissory Note (10% Cash, Due 9/16/16)	1,396,552	1,396,552	1,396,552
		Promissory Note (14% Cash, 4% PIK, Due 9/16/16)	2,619,117	2,619,117	2,622,300
		Common Stock (35 shares)		1,221,982	1,373,250

			4,015,669	5,237,651	5,392,102	4.3%

On-Site Fuel Service, Inc.	Fuel Transportation Services	Promissory Note (14% Cash, 4% PIK, Due 12/19/16)	3,527,137	3,527,137	3,527,137
		Preferred Stock (24,338 shares)		2,433,758	2,243,733
		Common Stock (24,583 shares)		24,583	1,755,957
		Preferred Stock Series B (1,760 shares)		1,755,957	—

			3,527,137	7,741,435	7,526,827	6.1%

Tubular Textile Machinery, Inc.	Textile Equipment Manufacturer	Promissory Note (14% Cash, 3% PIK, Due 2/1/16)	5,025,366	5,025,366	5,021,550
		Preferred Stock (750 shares)		750,000	865,500
		Common Stock (225,000 shares)		750	1,186,327

			5,025,366	5,776,116	7,073,377	5.7%

Total Affiliated Investments			18,052,497	31,149,623	47,256,633	38.0%

Total Investments			$135,178,802	$167,032,360	$205,671,602	165.4%

See accompanying notes.

CAPITALSOUTH PARTNERS SBIC FUND III, L.P.

SCHEDULE OF INVESTMENTS

December 31, 2012

	Industry	Type of Investment	Principal Amount	Cost	Fair Value	Percent of Partners’ Capital
NON-CONTROL/NON-AFFILIATED INVESTMENTS
AAE Acquisition, LLC	Industrial Equipment Rental	Promissory Note (13% Cash, Due 5/6/15)	$7,244,054	$7,244,054	$7,250,000
		Membership Units (5,482 units)		12,500	1,750,500

			7,244,054	7,256,554	9,000,500	10.0%

American Exteriors, Inc.	Replacement Window Manufacturer	Promissory Note (14% Cash, Due 7/31/13) Common Stock	3,423,602	2,523,570	3,852,532
		Warrant (11.25 fully diluted)		—	242,577

			3,423,602	2,523,570	4,095,109	4.5%

Boot Barn Holding Corporation	Western Wear Retail	Promissory Note (12.5% Cash, Due 12/12/16)	11,250,000	11,250,000	11,250,000
		Common Stock (1,800 shares)		1,800,000	3,696,000

			11,250,000	13,050,000	14,946,000	16.5%

Highwinds Capital, Inc.	Usenet Hosting Services	Common Stock Warrants (543.6 shares)		—	1,397,558

				—	1,397,558	1.5%

Immersive Media Tactical Solutions, LLC	Specialty Defense Contractor	Promissory Note (13% Cash, Due 10/6/16)	975,000	975,000	350,250
		Membership Unit Warrant (1,041 units)		—	—

			975,000	975,000	350,250	0.4%

Medical Depot, Inc.	Medical Device Manufacturer	Promissory Note (14% Cash, Due 10/11/16)	3,500,000	3,500,000	3,500,000
		Series C Convertible Preferred Stock (555 shares)		1,000,000	1,214,250

			3,500,000	4,500,000	4,714,250	5.2%

Precision Manufacturing, LLC	Industrial Boiler Manufacturer	Promissory Note (13% Cash, Due 2/10/17)	1,875,000	1,875,000	1,835,250
		Membership Unit Warrant (52,500 units SC Precision)		—	159,750

			1,875,000	1,875,000	1,995,000	2.2%

Stoddard Hill Media Holdings, LLC	IT Hosting Services	Class D Preferred Units (99,119 shares)		225,000	278,625

				225,000	278,625	0.3%

Worklife America, Inc.	Professional Employer	Promissory Note (12% Cash, Due 12/28/16)	9,746,394	9,746,394	9,746,395
	Organization	Common Warrant (2.21%)		—	1,461,812
		Preferred Warrant (2.21%)		—	—

			9,746,394	9,746,394	11,208,207	12.4%

Total Non-Control/Non-Affiliated Investments			38,014,050	40,151,518	47,985,499	53.0%

See accompanying notes.

CAPITALSOUTH PARTNERS SBIC FUND III, L.P.

SCHEDULE OF INVESTMENTS

December 31, 2012

	Industry	Type of Investment	Principal Amount	Cost	Fair Value	Percent of Partners’ Capital
AFFILIATED INVESTMENTS
Abutec Industries, Inc.	Oil & Gas Services	Promissory Note (10% Cash, Due 12/28/17)	$800,000	$800,000	$800,000
		Promissory Note (12% Cash, 3% PIK, Due 12/28/17)	3,200,000	3,200,000	3,200,000
		Membership Units (12.4% Ownership)		991,676	991,676

			4,000,000	4,991,676	4,991,676	5.5%

Chef’N Corporation	Culinary Products	Promissory Note (15% Cash, 3% optional PIK, Due 5/16/18)	4,725,000	4,725,000	4,725,000
		Series A Preferred Stock (750,000 shares)		750,000	1,851,717

			4,725,000	5,475,000	6,576,717	7.3%

City Gear, LLC	Footwear Retail	Promissory Note (13% Cash, Due 9/28/16)	3,807,693	3,807,693	3,807,900
		Preferred Membership Interest (2.97% ownership)		1,142,307	1,642,584
		Preferred Membership Interest Warrant		—	967,012

			3,807,693	4,950,000	6,417,496	7.1%

Corporate Visions, Inc.	Sales & Marketing Services	Common Stock (1,500,000 shares) Common Stock	1,500,000	1,500,000	4,446,274
		Warrant (302,433 shares)		—	809,504

			1,500,000	1,500,000	5,255,778	5.8%

Fresh Foods Concepts, Inc.	Salsa Manufacturer	Promissory Note (13% Cash, 4% PIK, Due 11/30/15)	2,429,953	2,429,953	—
		Class A Common Units (1,125 units)		1,125,000	—
		Class C Common Unit Warrants (124 units)		32,073	—

			2,429,953	3,587,026	—	0.0%

GA Communications, Inc.	Advertising & Marketing Services	Promissory Note (12.5% Cash, Due 4/14/17)	9,750,000	9,750,000	9,750,000
		Series A Preferred Stock (1,498.5 shares)		1,498,500	1,645,500
		Series B-1 Common Stock (150,000 shares)		1,500	2,444,625

			9,750,000	11,250,000	13,840,125	15.3%

Impresa Aerospace Holdings, LLC	Aerospace Parts Manufacturer	Promissory Note (12% Cash, 3% PIK, Due 4/28/16)	6,523,697	6,523,697	3,914,218
		Class A Membership Units (675,000 units)		675,000	—
		Class C Membership Units (237,836 units)		237,836	—

			6,523,697	7,436,533	3,914,218	4.3%

See accompanying notes.

CAPITALSOUTH PARTNERS SBIC FUND III, L.P.

SCHEDULE OF INVESTMENTS

December 31, 2012

	Industry	Type of Investment	Principal Amount	Cost	Fair Value	Percent of Partners’ Capital
AFFILIATED INVESTMENTS
J&J Produce Holdings, Inc.	Produce Distribution	Promissory Note (13% Cash, Due 7/16/18)	$4,221,000	$4,221,000	$4,221,163
		Common Stock (6,665 shares)		666,500	825,384
		Common Stock Warrants (3,670 shares)		—	454,685

			4,221,000	4,887,500	5,501,232	6.1%

LJS Partners, LLC	QSR Franchisor	Units of Participation (1,125,000 units)		$1,125,000	$11,333,625

				1,125,000	11,333,625	12.5%

MJC Holdings, LLC	Specialty Clothing	Promissory Note (12% Cash 2% PIK, Due 1/16/18)	6,434,994	6,434,994	6,434,994
		Series A Preferred Units (1,700,000 units)		1,700,000	2,347,959

			6,434,994	8,134,994	8,782,953	9.7%

MMI Holdings, LLC	Medical Devise Distributor	Promissory Note (12% Cash, Due 10/17/14)	2,600,000	2,600,000	2,600,000
		Common Stock (45 shares)		—	187,000

			2,600,000	2,600,000	2,787,000	3.1%

Source Capital Penray, LLC	Automotive Chemicals & Lubricants	Promissory Note (13% Cash, Due 2/17/17) Membership Unit	1,875,000	1,875,000	1,835,041
		(10.2% ownership)		562,500	404,351
		Common Stock Warrant (56.45 shares SC Penray, LLC)		—	222,870

			1,875,000	2,437,500	2,462,262	2.7%

Source Capital SSCR, LLC	Suntan Lotion Manufacturer	Promissory Note (12% Cash, Due 7/6/17)	8,832,402	8,832,402	8,832,402
		Preferred Membership Units		1,048,849	649,537
		Common Stock Warrant (.75% Source Capital SSCR, LLC)		—	—

			8,832,402	9,881,251	9,481,939	10.5%

Source Recycling, LLC	Metal Recycler	Promissory Note (13% Cash, Due9/2/16)	3,675,000	3,675,000	2,198,172
		Membership Units (34,328.25 units)		1,042,963	—

			3,675,000	4,717,963	2,198,172	2.4%

Sparus Holdings, Inc.	Energy Services	Promissory Note (12% Cash, Due 3/18/14)	3,500,000	3,500,000	3,500,000
		Common Stock Warrant (1,745.27 shares)		—	—

			3,500,000	3,500,000	3,500,000	3.9%

See accompanying notes.

CAPITALSOUTH PARTNERS SBIC FUND III, L.P.

SCHEDULE OF INVESTMENTS

December 31, 2012

	Industry	Type of Investment	Principal Amount	Cost	Fair Value	Percent of Partners’ Capital
AFFILIATED INVESTMENTS
STX Healthcare Management Services, Inc.	Dentistry Services	Promissory Note (14% Cash, Due7/31/15)	$3,296,576	$3,296,576	$3,312,500
		Common Stock (600,000 shares)		600,000	290,000
		Common Stock Warrant (422,892 shares)		108,889	389,500

			3,296,576	4,005,465	3,992,000	4.4%

Take 5 Oil Change, L.L.C.	Quick Lube Services	Promissory Note (10% Cash, Due 11/28/16)	9,000,000	9,000,000	9,000,000
		Common Stock (8,019 shares)		801,900	936,000

			9,000,000	9,801,900	9,936,000	11.0%

Total Affiliated Investments			76,171,315	90,281,808	100,971,193	111.6%

KBP Investments, LLC	QSR Franchisee	Class A Preferred Stock (5,953 shares)		$5,953,846	$5,953,846
		Class A Common Stock (273,898 shares)		—	15,875,834

				5,953,846	21,829,680	24.1%

Micro Precision, LLC	Conglomerate	Promissory Note (10% Cash, Due 9/16/16)	$1,396,552	1,396,552	1,396,552
		Promissory Note (14% Cash, 4% PIK, Due 9/16/16)	2,570,238	2,570,238	2,570,238
		Common Stock (35 shares)		1,221,982	2,457,375

			3,966,790	5,188,772	6,424,165	7.1%

On-Site Fuel Service, Inc.	Fuel Transportation Services	Promissory Note (14% Cash, 4% PIK, Due 12/19/16)	3,457,027	3,457,027	3,457,027
		Preferred Stock (24,338 shares)		2,433,758	1,760,054
		Common Stock (24,583 shares)		24,583	1,491,890
		Preferred Stock Series B (1,760 shares)		1,755,957	—

			3,457,027	7,671,325	6,708,971	7.4%

Tubular Textile Machinery, Inc.	Textile Equipment Manufacturer	Promissory Note (14% Cash, 3% PIK, Due 2/1/16)	4,950,229	4,950,229	4,951,500
		Preferred Stock (750 shares)		750,000	825,750
		Common Stock (225,000 shares)		750	548,250

			4,950,229	5,700,979	6,325,500	7.0%

Total Affiliated Investments			12,374,046	24,514,922	41,288,316	45.6%

Total Investments			$126,559,411	154,948,248	190,245,008	210.2%

See accompanying notes.

CAPITALSOUTH PARTNERS SBIC FUND III, L.P.

NOTES TO FINANCIAL STATEMENTS

NOTE A – ORGANIZATION AND NATURE OF BUSINESS

CapitalSouth Partners SBIC Fund III, L.P. (the “Fund”), a Delaware limited partnership, is a closed-ended investment company licensed by the Small Business Administration (“SBA”) as a Small Business Investment Company (“SBIC”). The Fund was organized to make mezzanine investments, primarily in later-stage, middle-market companies located in the southeastern and middle-Atlantic regions of the United States. The Fund held its initial closing on May 1, 2007. The final closing was held on December 31, 2010.

CapitalSouth Partners SBIC F-III, LLC, a North Carolina limited liability company, is the General Partner (the “General Partner”). The Fund’s administrative and day-to-day operational services are provided by Phoenix Holdings-NC, Inc. (the “Management Company”).

During 2009, the Fund received approval to operate as a Small Business Investment Company (SBIC) under the provisions of Section 301(c) of the Small Business Investment Act of 1958, as amended. As an SBIC, the Fund is subject to a variety of regulations concerning, among other things, the size and nature of the companies in which it may invest and the structure of those investments. The Fund managers believe that the Fund is in compliance with all SBA regulations.

The term of the Fund will end on December 31, 2023, the date of 13 years after the final close date. However, the General Partner may, with the approval of the SBA and a majority of limited partners, extend the term of the Fund as reasonably necessary to facilitate an orderly liquidation of the Fund’s assets.

In May 2013, management filed with the SEC an N-2 registration statement in connection with the proposed initial public offering of Capitala Finance Corp., a business development company, which will acquire the Fund prior to completion of such offering. Late in 2012, the Fund received the required amount of consents from the Limited Partners to pursue this transaction.

NOTE B – SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying unaudited condensed interim financial statements of the Fund have been prepared in conformity with accounting principles generally accepted in the United States of America for interim financial statements. Accordingly, they do not include all of the information and footnotes required by Generally Accepted Accounting Principles (“GAAP”) for complete financial statements. Because the accompanying condensed financial statements do not include all of the information and footnotes required by GAAP, they should be read in conjunction with the audited financial statements and accompanying footnotes included with the Fund’s 2012 audited financial statements included in this Registration Statement. Operating results, for the three and six months ended June 30, 2013, do not necessarily indicate the results that may be expected for the year or other interim periods.

In the opinion of management, the accompanying condensed financial statements contain all the adjustments, all of which are normal recurring adjustments, necessary to present fairly the financial position of the Fund as of June 30, 2013 and December 31, 2012, and the results of its operations and cash flows for the three and six months ended June 30, 2013 and 2012. The accounting policies followed are set forth in Note B to the financial statements of the Fund included with the Fund’s 2012 audited financial statements included in this Registration Statement.

CAPITALSOUTH PARTNERS SBIC FUND III, L.P.

NOTES TO FINANCIAL STATEMENTS

NOTE B – SIGNIFICANT ACCOUNTING POLICIES (Continued)

Use of Estimates

The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Cash and Cash Equivalents

The Fund considers cash equivalents to be highly liquid investments with original maturities of three months or less at the date of purchase. Cash and cash equivalents include deposits in money market accounts. The Fund deposits its cash in financial institutions and, at times, such balances may be in excess of the Federal Deposit Insurance Corporation (“FDIC”) insurance limits.

Interest and Dividends Receivable

Interest and dividends receivable represent obligations due from portfolio companies upon presentation. Loans, debt securities, and preferred stock dividends are placed on non-accrual status when collection of interest is considered doubtful. At that time, the full amount of any interest and dividends receivable is either reversed or fully reserved.

Deferred Financing Fees

Costs incurred to issue the debentures guaranteed by the SBA are capitalized and are amortized over the term of the debt agreements under the straight-line method, which does not differ materially from the effective interest method.

Partners’ Capital

The Fund has received capital commitments from the Limited Partner totaling $75,000,000, of which $75,000,000 (100%) has been contributed as of June 30, 2013.

Revenue Recognition

Interest income is recorded on the accrual basis to the extent that such amounts are expected to be collected. Generally, when interest and/or principal payments on a loan become past due, or if the Fund otherwise does not expect the borrower to be able to service its debt and other obligations, the Fund will place the loan on non-accrual status, and will generally cease recognizing interest income on that loan for financial reporting purposes, until all principal and interest has been brought current through payment or due to a restructuring such that the interest income is deemed to be collectible. The fund writes off any previously accrued and uncollected interest when it is determined that interest is no longer considered collectible. Dividend income is recognized on the date dividends are declared. Origination, amendment, closing and/or commitment fees associated with investments in portfolio companies are recognized as income when the investment transaction closes. Prepayment penalties received by the Fund for debt instruments repaid prior to maturity date are recorded as income upon receipt.

The Fund holds debt investments in its portfolio that contain a payment-in-kind (“PIK”) interest provision. The PIK interest, which represents contractually deferred interest added to the investment balance that is generally due at maturity, is recorded on the accrual basis to the extent that such amounts are expected to be collected. PIK interest is not accrued if the Fund does not expect the issuer to be able to pay all principal and interest when due.

CAPITALSOUTH PARTNERS SBIC FUND III, L.P.

NOTES TO FINANCIAL STATEMENTS

NOTE B – SIGNIFICANT ACCOUNTING POLICIES (Continued)

Realized and Unrealized Gains or Losses on Investments

Realized gains or losses recorded upon disposition or impairment of investments are calculated on the difference between the net proceeds from disposition and the amortized cost basis of investment, without regard to unrealized gains or losses previously recognized. The Fund reports changes in fair value of investments as a component of the net change in unrealized appreciation (depreciation) on investments in the accompanying statements of operations.

Investment Classification

In accordance with the provisions of the Investment Company Act of 1940 (the “Act”), the Fund classifies investment by level of control. As defined in the 1940 Act, “Control Investments” are investments in those companies that the Fund is deemed to “Control.” “Affiliate Investments” are investments in those companies that are “Affiliated Companies” of the Fund, as defined in the 1940 Act, other than Control Investments. “Non-Control/Non-Affiliate Investments” are those investments that are neither control Investments nor affiliate Investments. Generally under the 1940 Act, the Fund is deemed to control a company in which it has invested if the Fund owns more than 25% of the voting securities of such company and/or has greater than 50% representation on its board, or has the power to exercise control over management or policies of such portfolio company. The Fund is deemed to be an affiliate of a company in which the Fund has invested if it owns between 5% and 25% of the voting securities of such company.

Income Taxes

Earnings of the Fund are taxed directly to the partners; accordingly, the accompanying financial statements do not reflect a provision or liability for federal and state income taxes. The Fund has determined that it does not have any material unrecognized tax benefits or obligations as of June 30, 2013. Fiscal years ending on or after December 31, 2010 remain subject to examination by federal and state tax authorities.

Valuation of Investments

The Fund has established and documented processes and methodologies for determining the fair values of portfolio investments on a recurring basis in accordance with ASC Topic 820—Fair Value Measurements and Disclosures (“ASC Topic 820”). Fair value is the price that would be received in the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Where available, fair value is based on observable market prices or parameters, or derived from such prices or parameters. Where observable prices or inputs are not available or reliable, valuation techniques are applied.

NOTE C – PORTFOLIO COMPANY INVESTMENTS

The Fund’s portfolio investments principally consist of secured and unsecured debt, equity warrants and direct equity investment in privately held companies. The debt investments may or may not be secured by either first or second lien on the assets of the portfolio company. The debt investment generally bears interest at a fixed rate, and generally matures between five and seven years from the original investment. In connection with a debt investment, the Fund may also receive equity warrants and/or make direct equity investments. The Fund’s warrants or equity investment may be in a holding company related to the portfolio company.

CAPITALSOUTH PARTNERS SBIC FUND III, L.P.

NOTES TO FINANCIAL STATEMENTS

NOTE C – PORTFOLIO COMPANY INVESTMENTS (Continued)

As of June 30, 2013, the Fund had debt and equity investments in 32 portfolio companies with an aggregate fair value of $205,671,602 and a weighted average effective yield on its debt investments of 13.7%. At June 30, 2013, the Fund held equity or warrant ownership in 97% of its portfolio companies. As of December 31, 2012, the Fund had debt and equity investments in 30 portfolio companies with an aggregate fair value of $190,245,008 and a weighted average effective yield on its debt investments of 13.4%. At December 31, 2012 the Fund held equity or warrant ownership in 100.0% of its portfolio companies. The weighted average yields were computed using the effective interest rates for all debt investments at cost as of June 30, 2013 and December 31, 2012, including accretion of original issue discount and any accumulated PIK interest.

Purchases of debt and equity investments for the six months ending June 30, 2013 and June 30, 2012 totaled $33,090,935 and $20,162,611, respectively.

Investments by type with corresponding percentage of total portfolio investments consisted of the following:

	AT COST
	June 30, 2013	Percent	December 31, 2012	Percent
Senior Secured	$51,025,877	30.6%	$35,873,918	23.1%
Subordinated Debt	83,231,404	49.8%	88,285,461	57.0%
Equity	32,621,617	19.5%	30,635,407	19.8%
Warrants*	153,462	0.1%	153,462	0.1%

	$167,032,360	100.0%	$154,948,248	100.0%

	AT FAIR VALUE
	June 30, 2013	Percent	December 31, 2012	Percent
Senior Secured	$52,023,090	25.3%	$36,578,131	19.2%
Subordinated Debt	75,849,050	36.9%	81,713,003	43.0%
Equity	52,366,849	25.4%	48,294,522	25.4%
Warrants*	25,432,613	12.4%	23,659,352	12.4%

	$205,671,602	100.0%	$190,245,008	100.0%

*	In addition to unexercised warrant securities, this classification includes all equity securities that have been obtained through the exercise of warrants.

CAPITALSOUTH PARTNERS SBIC FUND III, L.P.

NOTES TO FINANCIAL STATEMENTS

NOTE C – PORTFOLIO COMPANY INVESTMENTS (Continued)

The following table provides a reconciliation of the beginning and ending balances for investments that use Level 3 inputs for the periods ended June, 2013 and 2012:

	Securities	Securities	Warrants*	Total
Balance, January 1, 2012	$101,085,341	$24,992,439	$10,631,858	$136,709,638
Purchases	16,615,095	3,542,665	—	20,157,760
Proceeds received	(5,650,841)	(534,600)	(190,170)	(6,375,611)
Other	4,846	—	—	4,846
PIK interest	302,293	—	—	302,293
Accretion of OID	19,805	—	—	19,805
Net change from unrealized to realized gain	—	—	190,170	190,170
Unrealized gains (losses)	(614,349)	1,509,100	8,066,308	8,961,059

Balance, June 30, 2012	$111,762,190	$29,509,604	$18,698,166	$159,969,960

Balance January 1, 2013	$118,291,134	$48,294,522	$23,659,352	$190,245,008
Purchases	31,104,725	1,986,210	—	33,090,935
Proceeds received	(21,275,841)	—	—	(21,275,841)
PIK interest	251,863	—	—	251,863
Accretion of OID	17,154	—	—	17,154
Unrealized gains (losses)	(516,895)	2,086,117	1,773,261	3,342,483

Balance, June 30, 2013	$127,872,140	$52,366,849	$25,432,613	$205,671,602

*	In addition to unexercised warrant securities, this classification includes all equity securities that have been obtained through the exercise of warrants.

All investments made by the Fund as of June 30, 2013 and December 31, 2012 were made in portfolio companies located in the United States. The geographic composition is determined by the location of the corporate headquarters of the portfolio company, which may not be indicative of the primary source of the portfolio company’s business. The following tables show portfolio composition by geographic region at cost and fair value and as a percentage of total investments.

	AT COST
	June 30, 2013	Percent	December 31, 2012	Percent
South	$104,747,321	62.7%	$96,171,890	62.0%
West	33,980,488	20.3%	33,572,129	21.7%
Midwest	13,624,504	8.2%	10,797,494	7.0%
Northeast	14,680,047	8.8%	14,406,735	9.3%

	$167,032,360	100.0%	$154,948,248	100.0%

CAPITALSOUTH PARTNERS SBIC FUND III, L.P.

NOTES TO FINANCIAL STATEMENTS

NOTE C – PORTFOLIO COMPANY INVESTMENTS (Continued)

	AT FAIR VALUE
	June 30, 2013	Percent	December 31, 2012	Percent
South	$141,090,434	68.6%	$130,596,759	68.6%
West	37,025,341	18.0%	34,787,822	18.3%
Midwest	15,083,303	7.3%	11,523,840	6.1%
Northeast	12,472,524	6.1%	13,336,587	7.0%

	$205,671,602	100.0%	$190,245,008	100.0%

At June 30, 2013, the Fund had one portfolio company investment that represented more than 10.0% of the total investment portfolio. This investment represented 10.1% of the fair value of the portfolio and 3.6% of the cost as of June 30, 2013. At December 31, 2012, the Fund had one portfolio company investment that represented more than 10.0% of the total investment portfolio. This investment represented 11.5% of the fair value and 3.8% of the cost as of December 31, 2012.

During 2011, the Fund exited its equity position in various portfolio companies. The Fund may receive additional proceeds from this sale, which are currently held in escrow. Release of these escrow funds is contingent upon certain indemnifications as stated in the stock redemption agreements. Therefore, the escrow balance, totaling approximately $566,250 at June 30, 2013 and December 31, 2012, has been fully reserved and no gain will be realized on the escrowed funds until release.

NOTE D – VALUATION OF INVESTMENTS

Under ASC Topic 820, portfolio investments recorded at fair value in the financial statements are classified within the fair value hierarchy based upon the level of judgment associated with the inputs used to measure their value, as defined below:

•	Level 1 – Inputs are unadjusted, quoted prices in active market for identical assets or liabilities.

•

Level 2 – Inputs include quoted prices for similar assets in active markets or that are quoted prices for identical or similar assets in markets that are not active and inputs that are observable, either directly or indirectly, for substantially the full term, if applicable, of the investment.

•	Level 3 – Inputs include those that are both unobservable and significant to the overall fair value measurement.

An investment’s classification within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement. The Fund’s investment portfolio is comprised of debt and equity securities of privately held companies for which quoted prices falling within the categories of Level 1 and Level 2 inputs are not available. Therefore, the Fund determines the fair value of its investments in good faith using Level 3 inputs, pursuant to a valuation policy and process that is established by the management of the Fund with assistance of certain third-party advisors and subsequently approved by the Fund’s General Partner. There is no single standard for determining fair value in good faith, as fair value depends upon the specific circumstances of each individual investment. The recorded fair values of the Fund investment may differ significantly from fair values that would have been used, had an active market for the securities existed. In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the valuations currently assigned.

CAPITALSOUTH PARTNERS SBIC FUND III, L.P.

NOTES TO FINANCIAL STATEMENTS

NOTE D – VALUATION OF INVESTMENTS (Continued)

The ranges and weighted average values of the significant Level 3 inputs used in the valuation of the Fund’s debt and equity securities at June 30, 2013 are summarized as follows:

	Fair Value	Valuation Model	Level 3 Input	Range of Inputs	Weighted Average
Subordinated debt and 2nd lien notes	$73,038,453	Income Approach	Required Rate of Return Leverage Ratio Adjusted EBITDA	12.0% - 18.0% 1.4x - 5.1x $2.1 million - $22.4 million	14.5% 3.1x $7.7 million

Subordinated debt and 2nd lien notes	$8,294,922	Enterprise Value Waterfall Approach	Adjusted EBITDA Multiple Adjusted EBITDA	6.0x - 6.5x $2.0 million - $2.5 million	6.1x $2.1 million

Senior debt and 1st lien notes	$46,538,765	Income Approach	Required Rate of Return Leverage Ratio Adjusted EBITDA	10.0% - 14.0% 2.0x - 4.0x $0.4 million - $16.2 million	11.7% 2.8x $8.5 million

Equity shares and warrants	$77,799,462	Enterprise Value Waterfall Approach	Adjusted EBITDA Multiple Adjusted EBITDA	4.0x - 9.5x $1.7 million - $35.6 million	7.0x $14.4 million

The ranges and weighted average values of the significant Level 3 inputs used in the valuation of the Fund’s debt and equity securities at December 31, 2012 are summarized as follows:

	Fair Value	Valuation Model	Level 3 Input	Range of Inputs	Weighted Average
Subordinated debt and second lien notes	$75,600,613	Income approach	Required rate of return Leverage ratio Adjusted EBITDA	11.6% - 18.0% 1.7x - 5.8x $1.9 million - $31.7 million	13.9% 3.2x $11.6 million

Subordinated debt and second lien notes	$6,112,390	Enterprise value Waterfall approach	Adjusted EBITDA multiple Adjusted EBITDA	4.0x - 6.5x $0.6 million - $3.8 million	5.9x $2.7 million

Senior debt and first lien notes	$36,578,131	Income approach	Required rate of return Leverage ratio Adjusted EBITDA	9.0% - 22.5% 2.2x - 18.3x $0.1 million - $13.4 million	11.80% 3.5x $6.5 million

Equity shares and warrants	$71,953,874	Enterprise value Waterfall approach	Adjusted EBITDA multiple Adjusted EBITDA	4.0x - 10.5x $0.6 million - $34.3 million	7.1x $14.7 million

NOTE E – DEBT

SBA-Guaranteed Debentures

The Fund uses the proceeds of debentures guaranteed by the SBA to fund a portion of its investment purchases. The SBA has made commitments to guarantee $150,000,000 in the form of debenture securities to the Fund. There were no unused commitments as of June 30, 2013.

CAPITALSOUTH PARTNERS SBIC FUND III, L.P.

NOTES TO FINANCIAL STATEMENTS

NOTE E – DEBT (Continued)

As of June 30, 2013 and December 31, 2012, the Fund’s issued and outstanding SBA-guaranteed debentures mature as follows:

Date of Pooling	Fixed Maturity Date	Interest Rate	June 30, 2013	December 31, 2012
September 1, 2010	September 1, 2020	3.215%	$3,000,000	$3,000,000
September 1, 2010	September 1, 2020	3.215%	4,000,000	4,000,000
September 1, 2010	September 1, 2020	3.215%	4,000,000	4,000,000
September 1, 2010	September 1, 2020	3.215%	4,000,000	4,000,000
September 1, 2010	September 1, 2020	3.215%	4,000,000	4,000,000
March 1, 2011	March 1, 2021	4.084%	5,000,000	5,000,000
March 1, 2011	March 1, 2021	4.084%	5,000,000	5,000,000
March 1, 2011	March 1, 2021	4.084%	4,000,000	4,000,000
March 1, 2011	March 1, 2021	4.084%	18,000,000	18,000,000
March 1, 2011	March 1, 2021	4.084%	14,000,000	14,000,000
March 1, 2012	March 1, 2022	2.766%	25,000,000	25,000,000
March 1, 2012	March 1, 2022	2.766%	35,000,000	35,000,000
March 1, 2013	March 1, 2023	2.351%	25,000,000	—

			$150,000,000	$125,000,000

In addition to the stated interest rate, the SBA charges an annual administrative fee depending on the year in which the SBA issued its commitment. The annual administrative fee consisted of the following: 0.285% on $75,000,000 of the pooled debentures at June 30, 2013 and December 31, 2012; and 0.515% on $75,000,000 and $50,000,000 of the pooled debentures at June 30, 2013 and December 31, 2012, respectively, depending on the year in which the SBA issued its commitment.

The Fund is required to comply with SBA rules and regulations applicable to licensees at all times while this debt is outstanding. These debentures are subject to the terms and conditions set forth in the SBA regulations, with which management believes the Fund is in compliance at June 30, 2013.

As of June 30, 2013 and December 31, 2012, if the Fund had adopted the fair value option under ASC Topic 825 —Financial Instruments for all of its SBA-guaranteed debentures, the Fund estimates the fair value of its SBA-guaranteed debentures would be approximately $116,100,000, or $8,900,000 less than the $125,000,000 face value of the SBA-guaranteed debentures. These estimates are based on the Fund’s borrowing rate as of June 30, 2013 and December 31, 2012, which are considered Level 3 inputs.

NOTE F – DISTRIBUTIONS

The Fund will distribute (a) dividends, interest and other ordinary investment income (including income from the Fund’s investments in short-term instruments and deposits); and (b) proceeds received by the Fund upon maturity or disposition of the Fund’s investments in portfolio companies (collectively, “net proceeds”) at least annually, provided that, as an SBIC, the Fund generally will not be permitted to distribute any portion of net proceeds representing capital contributions to the Fund prior to the Fund’s dissolution, unless consented to by the SBA and there remains no SBA guarantee outstanding. The Fund may use such capital that is not returned to the Fund’s partners to make additional investments in portfolio companies.

CAPITALSOUTH PARTNERS SBIC FUND III, L.P.

NOTES TO FINANCIAL STATEMENTS

NOTE F – DISTRIBUTIONS (Continued)

All distributions are subject to the Fund having available cash, and such distributions will be reduced by selling expenses and proceeds being retained by the General Partner to pay the expenses and liabilities of the Fund (including management fees and write-downs of portfolio company investments as determined under the Small Business Investment Act of 1958, as amended, and the rules, regulations and policies issued or announced thereunder).

Distributions of net proceeds and distributions representing a return of the partners’ capital contributions will be made to the partners pro rata in accordance with their respective capital accounts.

NOTE G – MANAGEMENT FEE

The Management Company is responsible for most of the routine operating expenses of the Fund and is entitled to a quarterly management fee. The management fee for each fiscal quarter is the lessor of (a) an amount equal to an annual rate of 0.625% of the sum of (i) the Fund’s regulatory capital and (ii) the amount of an assumed two tiers of outstanding leverage based on such regulatory capital, or (b) an amount negotiated between the General Partner and the Management Company. The management fee can be reduced by certain fees ultimately received by the Management Company from the portfolio companies. Payments of the management fee are made quarterly in advance. Certain direct expenses such as legal, audit, tax, and limited partner expense will be the responsibility of the Fund. The management fees for June 30, 2013 and 2012 were $1,347,868 and $938,750 respectively.

NOTE H – CONCENTRATION OF CREDIT RISK

The Fund’s portfolio investment companies are located throughout the United States. As a result, any adverse impact on the economy of these regions could adversely impact the Fund’s results of operations and financial position. The Fund has cash balances on deposit with local and regional banks in excess of the FDIC limit at June 30, 2013 and December 31, 2012

Management of the Fund seeks investment opportunities that offer the possibility of attaining substantial capital appreciation. Certain events particular to each industry in which the Fund’s investments conduct operations, as well as general economic conditions, may have a significant negative impact on the investees’ operations and profitability. Such events are beyond the Fund’s control, and the likelihood that they may occur and the effect on the Fund cannot be predicted.

NOTE I – COMMITMENTS AND CONTINGENCIES

The Fund may be subject to lawsuits, tax examinations or other claims arising out of the normal course of business. While the ultimate result of any unasserted claim cannot be determined, the General Partner does not expect that the disposition of any such matters would have a material adverse effect on the financial position or results of operations of the Fund.

CAPITALSOUTH PARTNERS SBIC FUND III, L.P.

NOTES TO FINANCIAL STATEMENTS

NOTE J – RELATED-PARTY TRANSACTIONS

At June 30, 2013 and December 31, 2012, the Fund had the following receivables from (payables to) related parties relating to certain capital contributions, management fees, and reimbursable expenses:

	June 30, 2013	December 31, 2012
CapitalSouth Partners Fund III, L.P.	$1,045,689	$1,062,022
CapitalSouth Partners Fund II Limited Partnership	(2,245,959)	—
CapitalSouth Corporation	155,000	155,000
Phoenix Holdings-NC, Inc.	217,869	16,799
Other	198,206	2,166

	$(629,195)	$1,235,987

These amounts are reflected in the accompanying statements of financial position under the captions, “Due from related parties” and “Due to related parties.”

At times, the Fund maintains deposit accounts and certificates of deposit with financial institutions that are limited partners of the Fund’s 100% parent. Total deposits with these financial institutions were $65,392,524 and $20,444,352 as of June 30, 2013 and December 31, 2012 respectively.

NOTE K – FINANCIAL HIGHLIGHTS

Financial highlights were as follows:

	Period Ending (1)
Ratio to average net assets: (2)	June 30, 2013	June 30, 2012
Total Expenses	7.82%	9.23%
Net Investment Income	10.77%	11.91%
Total Return (3)	16.99%	37.97%

(1) The ratios represent the amounts for the SBIC Fund III Limited Partners only.

(2) Average net assets are based on the beginning and ending amounts of the six month period then ending; all ratios for six month period then ending have been annualized.

(3) Total return based upon the net increase (decrease) in net assets resulting from operations during the period divided by average net assets. A limited partner’s return may vary from these returns based on participation in different expense arrangements (as applicable).

4,000,000 Shares

Capitala Finance Corp.

Common Stock

PROSPECTUS

                    , 2013

Joint Book-Running Managers

Deutsche Bank Securities	UBS Investment Bank	Barclays

Co-Lead Managers

BB&T Capital Markets

Oppenheimer & Co.

Janney Montgomery Scott

Stephens Inc.

Wunderlich Securities

PART C — OTHER INFORMATION

ITEM 25.	FINANCIAL STATEMENTS AND EXHIBITS

1. Financial Statements

The following financial statements are included in Part A, “Information Required to be in the Prospectus” of the Registration Statement.

2. Exhibits

Exhibit Number	Description
a.1	Articles of Amendment and Restatement(1)

a.2	Certificateof Limited Partnership of CapitalSouth Partners Fund II Limited Partnership(2)

a.3	Certificateof Limited Partnership of CapitalSouth Partners SBIC Fund III, L.P.(2)

b.1	Bylaws(1)

b.2	Form of Amended and Restated Limited Partnership Agreement of CapitalSouth Partners Fund II Limited Partnership*

b.3	Form of Amended and Restated Agreement of Limited Partnership of CapitalSouth Partners SBIC Fund III, L.P.*

d.1	Form of Common Stock Certificate(1)

e.	Form of Dividend Reinvestment Plan(1)

g.	Form of Investment Advisory Agreement by and between Registrant and Capitala Investment Advisors, LLC(1)

h.	Form of Underwriting Agreement*

j.	Form of Custodian Agreement(1)

k.1	Form of Administration Agreement by and between Registrant and Capitala Advisors Corp.(1)

k.2	Form of Indemnification Agreement by and between Registrant and each of its directors(1)

k.3	Form of Trademark License Agreement by and between Registrant and Capitala Investment Advisors, LLC(1)

k.4	Form of Purchase and Sale Agreement by and among Registrant, CapitalSouth Partners Fund III, L.P., CapitalSouth Partners SBIC Fund III, L.P. and CapitalSouth Partners SBIC F-III, LLC*

k.5	Form of Purchase and Sale Agreement by and among Registrant, Atlas Powers Investments, LLC, Markham Hunt Broyhill and John F. McGlinn*

k.6	Form of Purchase and Sale Agreement by and among Registrant, CapitalSouth Partners F-II, LLC, Atlas Powers Investments, LLC, Markham Hunt Broyhill, John F. McGlinn, Capitala Transaction Corp., Joseph B. Alala, III and Chris Norton*

k.7	Form of Agreement and Plan of Merger by and between Registrant, CS F-II Acquisition Sub, LLC, CapitalSouth Partners Fund II Limited Partnership and CapitalSouth Partners F-II, LLC*

k.8	Form of Purchase Agreement by and between Registrant, CapitalSouth Partners Fund III, L.P. and CapitalSouth Partners F-III, LLC*

k.9	Form of Purchase and Sale Agreement by and among Registrant, CapitalSouth Partners Florida Sidecar Fund I, L.P., Florida Growth Fund, LLC and CSP-Florida Mezzanine Fund I, LLC*

k.10	Form of Purchase Agreement by and among Registrant, CapitalSouth Partners Fund I, Limited Partnership and CapitalSouth Partners, LLC*

k.11	Form of Purchase and Sale Agreement by and between Registrant and CapitalSouth Corporation*

l.	Opinion of Sutherland Asbill & Brennan LLP*

n.1	Consent of Sutherland Asbill & Brennan LLP (Incorporated by reference to exhibit l hereto)*

n.2	Consent of Ernst & Young LLP

n.3	Consent of Dixon Hughes Goodman LLP

n.4	Report of Dixon Hughes Goodman LLP(1)

n.5	Consent of Dixon Hughes Goodman LLP

n.6	Report of Dixon Hughes Goodman LLP(1)

Exhibit Number	Description
n.7	License from the Small Business Administration allowing CapitalSouth Partners Fund II Limited Partnership to operate as a Small Business Investment Company(2)

n.8	Letter from the Small Business Administration approving CapitalSouth Partners SBIC Fund III, L.P.’s application to operate as a Small Business Investment Company(2)

r.	Code of Ethics of Registrant, CapitalSouth Partners Fund II Limited Partnership and CapitalSouth Partners SBIC Fund III, L.P.(2)

99.1	Code of Business Conduct of Registrant(1)

*	To be filed by amendment.
(1)	Previously filed in connection with the Pre-Effective Amendment No. 1 to Capitala Finance Corp.’s registration statement on Form N-2 (File No. 333-188956) filed on September 9, 2013.
(2)	Previously filed in connection with Pre-Effective Amendment No. 2 to Capitala Finance Corp.’s registration statement on Form N-2 (File No. 333-188956) filed on September 16, 2013.

ITEM 26.	MARKETING ARRANGEMENTS

The information contained under the heading “Underwriting” on this Registration Statement is incorporated herein by reference.

ITEM 27.	OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

SEC registration fee	$12,549
FINRA filing fee	$14,300
NASDAQ Global Select Market	$5,000
Printing and postage	$250,000
Legal fees and expenses	$900,000
Accounting fees and expenses	$107,600
Miscellaneous	$460,551

Total	$1,750,000

Note:	All listed amounts are estimates except for the SEC registration fee and FINRA filing fee.

ITEM 28.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

Immediately prior to the pricing of this offering and completion of the Formation Transactions (as described in this Registration Statement), Capitala Investment Advisors, LLC will own 100% of the outstanding common stock of Capitala Finance Corp. Following the completion of this offering, Capitala Investment Advisors, LLC’s share ownership is expected to represent less than 1% of Capitala Finance Corp.’s outstanding common stock.

See “Management,” “Certain Relationships and Transactions” and “Control Persons and Principal Stockholders” in the Prospectus contained herein.

ITEM 29.	NUMBER OF HOLDERS OF SECURITIES

The following table sets forth the number of record holders of the Registrant’s common stock at June 30, 2013:

Title of Class	Number of Record Holders
Common Stock, par value $0.01 per share	1

ITEM 30.	INDEMNIFICATION

Directors and Officers

Reference is made to Section 2-418 of the Maryland General Corporation Law, Article VII of the Registrant’s charter and Article XI of the Registrant’s bylaws.

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. The Registrant’s charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”).

The Registrant’s charter authorizes the Registrant, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as the Registrant’s director or officer and at the Registrant’s request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The Registrant’s bylaws obligate the Registrant, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as the Registrant’s director or officer and at the Registrant’s request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit the Registrant to indemnify and advance expenses to any person who served a predecessor of the Registrant in any of the capacities described above and any of the Registrant’s employees or agents or any employees or agents of the Registrant’s predecessor. In accordance with the 1940 Act, the Registrant will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Maryland law requires a corporation (unless its charter provides otherwise, which the Registrant’s charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received unless, in either case, a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer in advance of final disposition of a proceeding upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Adviser and Administrator

The Investment Advisory Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Capitala Investment Advisors, LLC (the “investment adviser”) and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Registrant for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of the investment adviser’s services under the Investment Advisory Agreement or otherwise as an investment adviser of the Registrant.

The Administration Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Capitala Advisors Corp. and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Registrant for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of Capitala Advisors Corp.’s services under the Administration Agreement or otherwise as administrator for the Registrant.

The law also provides for comparable indemnification for corporate officers and agents. Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “Securities Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

The Registrant has entered into indemnification agreements with its directors. The indemnification agreements are intended to provide the Registrant’s directors the maximum indemnification permitted under Maryland law and the 1940 Act. Each indemnification agreement provides that the Registrant shall indemnify the director who is a party to the agreement (an “Indemnitee”), including the advancement of legal expenses, if, by reason of his or her corporate status, the Indemnitee is, or is threatened to be, made a party to or a witness in any threatened, pending, or completed proceeding, other than a proceeding by or in the right of the Registrant.

ITEM 31.	BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

A description of any other business, profession, vocation, or employment of a substantial nature in which the investment adviser, and each managing director, director or executive officer of the investment adviser, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this Registration Statement in the sections titled “Management — Board of Directors,” “Investment Advisory Agreement” and “Portfolio Management — Investment Personnel.” Additional information regarding the investment adviser and its officers and directors is set forth in its Form ADV, as filed with the SEC(SEC File No. 801-77467), under the Investment Advisers Act of 1940, as amended, and is incorporated herein by reference.

ITEM 32.	LOCATION OF ACCOUNTS AND RECORDS

All accounts, books, and other documents required to be maintained by Section 31(a) of the 1940 Act, and the rules thereunder are maintained at the offices of:

(1)	the Registrant, Capitala Finance Corp., 4201 Congress Street, Suite 360, Charlotte, North Carolina 28209;

(2)	the Transfer Agent, American Stock Transfer & Trust Company, LLC, 6201 15th Avenue, Brooklyn, New York 11219;

(3)	the Custodian, U.S. Bank National Association, 615 East Michigan Street, Milwaukee, Wisconsin 53202; and

(4)	the investment adviser, Capitala Investment Advisors, LLC, 4201 Congress Street, Suite 360, Charlotte, North Carolina 28209.

ITEM 33.	MANAGEMENT SERVICES

Not applicable.

ITEM 34.	UNDERTAKINGS

(1)	Registrant undertakes to suspend the offering of the shares of common stock covered hereby until it amends its prospectus contained herein if (a) subsequent to the effective date of this Registration Statement, its net asset value per share of common stock declines more than 10% from its net asset value per share of common stock as of the effective date of this Registration Statement, or (b) its net asset value per share of common stock increases to an amount greater than its net proceeds as stated in the prospectus contained herein.

(2)	Not applicable.

(3)	Not applicable.

(4)	Not applicable.

(5)	Registrant undertakes that:

(a)	For purposes of determining any liability under the Securities Act of 1933, as amended, the information omitted from the form of prospectus filed as part of the Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to Rule 497(h) under the Securities Act of 1933, as amended, shall be deemed to be part of this Registration Statement as of the time it was declared effective.

(b)	For purposes of determining any liability under the Securities Act of 1933, as amended, each post-effective amendment that contains a form of prospectus shall be deemed to a new registration statement relating to the securities at that time shall be deemed to be the initial bona fide offering thereof.

(6)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Pre-Effective Amendment No. 4 to the Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Charlotte, in the State of North Carolina, on the 20th day of September, 2013.

CAPITALA FINANCE CORP.

By:	/s/ Joseph B. Alala, III
Joseph B. Alala, III
Chief Executive Officer, President and Chairman of the Board of Directors

Pursuant to the requirements of the Securities Act of 1933, as amended, this Pre-Effective Amendment No. 4 to the Registration Statement on Form N-2 has been signed by the following persons on behalf of the Registrant, and in the capacities indicated, on the 20th day of September, 2013.

Signature	Title

/s/ Joseph B. Alala, III Joseph B. Alala, III	Chief Executive Officer, President and Chairman of the Board of Directors (Principal Executive Officer)

* John F. McGlinn	Chief Operating Officer, Secretary and Treasurer

/s/ Stephen A. Arnall Stephen A. Arnall	Chief Financial Officer (Principal Financial Officer)

* M. Hunt Broyhill	Director

* H. Paul Chapman	Director

* Larry W. Carroll	Director

* R. Charles Moyer	Director

*By:	/s/ Joseph B. Alala, III
Joseph B. Alala, III Attorney-in-fact

PART III OF FORM N-5

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 29.	Marketing Arrangements.

The information contained under the heading “Underwriting” in this Registration Statement is incorporated herein by reference.

Item 30.	Other Expenses of Issuance and Distribution.

Incorporated by reference from Part C, Item 27 of Capitala Finance Corp.’s Registration Statement on Form N-2 (No. 333-188956).

Item 31.	Relationship with Registrant of Experts Named in Registration Statement.

Not Applicable.

Item 32.	Recent Sales of Unregistered Securities.

Not Applicable.

Item 33.	Treatment of Proceeds from Stock Being Registered.

Not Applicable.

Item 34.	Undertaking.

Subject to the terms and conditions of section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

Item 35.	Financial Statements and Exhibits.

(a) Financial Statements

The following financial statements of CapitalSouth Partners Fund II Limited Partnership and CapitalSouth Partners SBIC Fund III, L.P. are included in Part I of this Registration Statement:

(b) Exhibits

1.a	Certificate of Limited Partnership of CapitalSouth Partners Fund II Limited Partnership (Incorporated by reference to Exhibit a.2 of Capitala Finance Corp.’s Registration Statement on Form N-2, File No. 333-188956)(2)

1.b	Certificate of Limited Partnership of CapitalSouth Partners SBIC Fund III, L.P. (Incorporated by reference to Exhibit a.3 of Capitala Finance Corp.’s Registration Statement on Form N-2, File No. 333-188956)(2)

2.a	Form of Amended and Restated Limited Partnership Agreement of CapitalSouth Partners Fund II Limited Partnership (Incorporated by reference to Exhibit b.2 of Capitala Finance Corp.’s Registration Statement on Form N-2, File No. 333-188956)*

2.b	Form of Amended and Restated Agreement of Limited Partnership of CapitalSouth Partners SBIC Fund III, L.P. (Incorporated by reference to Exhibit b.3 of Capitala Finance Corp.’s Registration Statement on Form N-2, File No. 333-188956)*

3.	Not applicable

4.	Form of Custodian Agreement (Incorporated by reference to Exhibit j of Capitala Finance Corp.’s Registration Statement on Form N-2, File No. 333-188956)(1)

5.	Form of Indemnification Agreement (Incorporated by reference to Exhibit k.2 of Capitala Finance Corp.’s Registration Statement on Form N-2, File No. 333-188956)(1)

6.	Not applicable

7.	Not applicable

8.a	License from the Small Business Administration allowing CapitalSouth Partners Fund II Limited Partnership to operate as a Small Business Investment Company (Incorporated by reference to Exhibit n.7 of Capitala Finance Corp.’s Registration Statement on Form N-2, File No. 333-188956)(2)

8.b	Letter from the Small Business Administration approving CapitalSouth Partners SBIC Fund III, L.P.’s application to operate as an Small Business Investment Company (Incorporated by reference to Exhibit n.8 of Capitala Finance Corp.’s Registration Statement on Form N-2, File No. 333-188956)(2)

9.a	Form of Purchase and Sale Agreement by and among Capitala Finance Corp., CapitalSouth Partners Fund III, L.P., CapitalSouth Partners SBIC Fund III, L.P. and CapitalSouth Partners SBIC F-III, LLC (Incorporated by reference to Exhibit k.4. of Capitala Finance Corp.’s Registration Statement on Form N-2, File No. 333-188956)*

9.b	Form of Agreement and Plan of Merger by and between Capitala Finance Corp., CS F-II Acquisition Sub, LLC, CapitalSouth Partners Fund II Limited Partnership and CapitalSouth Partners F-II, LLC (Incorporated by reference to Exhibit k.7. of Capitala Finance Corp.’s Registration Statement on Form N-2, File No. 333-188956)*

10.	Form of Underwriting Agreement (Incorporated by reference to Exhibit h of Capitala Finance Corp.’s Registration Statement on Form N-2, File No. 333-188956)*

11.	Opinion of Sutherland Asbill & Brennan LLP (Incorporated by reference to Exhibit l of Capitala Finance Corp.’s Registration Statement on Form N-2, File No. 333-188956)*

12.	Not Applicable

13.	Code of Ethics of Capitala Finance Corp., CapitalSouth Partners Fund II Limited Partnership and CapitalSouth Partners SBIC Fund III, L.P. (Incorporated by reference to Exhibit r of Capitala Finance Corp.’s Registration Statement on Form N-2, File No. 333-188956)(2)

*	To be filed by amendment.
(1)	Previously filed in connection with Pre-Effective Amendment No. 1 to the Capitala Finance Corp.’s registration statement on Form N-2 (File No. 333-188956) filed on September 9, 2013.
(2)	Previously filed in connection with Pre-Effective Amendment No. 2 to Capitala Finance Corp.’s registration statement on Form N-2 (File No. 333-188956) filed on September 16, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Pre-Effective Amendment No. 4 to this Registration Statement on Form N-5 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Charlotte, in the State of North Carolina, on the 20th day of September, 2013.

CAPITALSOUTH PARTNERS FUND II LIMITED PARTNERSHIP

By:	CapitalSouth Partners F-II, LLC, its General Partner

By:	/s/ Joseph B. Alala, III
Joseph B. Alala, III
Managing Member, President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Pre-Effective Amendment No. 4 to this Registration Statement on Form N-5 has been signed by the following persons on behalf of the Registrant, and in the capacities indicated, on the 20th day of September, 2013.

Signature	Title

/s/ Joseph B. Alala, III Joseph B. Alala, III	Managing Member, President and Chief Executive Officer (Principal Executive Officer and Principal Financial Officer) of the General Partner

* John F. McGlinn	Managing Member of the General Partner

* M. Hunt Broyhill	Managing Member of the General Partner

*By:	/s/ Joseph B. Alala, III
Joseph B. Alala, III
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Pre-Effective Amendment No. 4 to this Registration Statement on Form N-5 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Charlotte, in the State of North Carolina, on the 20th day of September, 2013.

CAPITALSOUTH PARTNERS SBIC FUND III, L.P.

By:	CapitalSouth Partners F-III, LLC, its General Partner

By:	/s/ Joseph B. Alala, III
Joseph B. Alala, III
Managing Member, President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Pre-Effective Amendment No. 4 to this Registration Statement on Form N-5 has been signed by the following persons on behalf of the Registrant, and in the capacities indicated, on the 20th day of September, 2013.

Signature	Title

/s/ Joseph B. Alala, III Joseph B. Alala, III	Managing Member, President and Chief Executive Officer (Principal Executive Officer and Principal Financial Officer) of the General Partner

* John F. McGlinn	Managing Member of the General Partner

* M. Hunt Broyhill	Managing Member of the General Partner

*By:	/s/ Joseph B. Alala, III
Joseph B. Alala, III
Attorney-in-fact